UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017

(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.

c/o TIAA-CREF

730 Third Avenue,

New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

2006 ANNUAL REPORT

TIAA-CREF

LIFE FUNDS

DECEMBER 31, 2006

Audited financial statements including summary portfolios of investments

Growth Equity Growth & Income International Equity Large-Cap Value Small-Cap Equity

Stock Index

Social Choice Equity Real Estate Securities Bond Money Market

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The Investment Company Act of 1940 requires the TIAA-CREF Life Separate Account VA-1 (which offers the Personal Annuity Select, Lifetime Variable Select and Single Premium Immediate Annuity contracts) and the TIAA-CREF Life Separate Account VLI-1 (which offers the Variable Universal Life and Intelligent Life contracts) to provide investors with periodic reports on the financial condition and portfolio holdings of the funds in which the accounts invest. The TIAA-CREF Life Funds serve as funding vehicles for these accounts. The returns of the TIAA-CREF Life Funds shown here do not reflect the administrative expense and the mortality and expense risk charges deducted by the products mentioned above. Because of these additional deductions, the returns on the investment subaccounts offered through the contracts that invest in these funds are lower, for the same periods, than the figures shown here.

PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2006

	Inception date	Average annual compound rates of total return
		1 year	5 years	Since inception
EQUITIES
Growth Equity Fund	4/3/2000	5.62%	1.24%	–7.35%
Growth & Income Fund	4/3/2000	16.85	5.64	0.25
International Equity Fund	4/3/2000	29.95	16.25	3.06
Large-Cap Value Fund	10/28/2002	21.58	—	19.20
Small-Cap Equity Fund	10/28/2002	17.84	—	21.69
Stock Index Fund	1/4/1999	15.62	7.13	4.32
Social Choice Equity Fund	4/3/2000	14.64	7.31	1.83
Real Estate Securities Fund	10/28/2002	34.05	—	27.95
FIXED INCOME
Bond Fund	7/8/2003	4.70	—	3.46
Money Market Fund*	7/8/2003	5.10	—	2.90

NET ANNUALIZED YIELD

(30-day period ended 12/31/2006)

Effective
Bond Fund	5.60%

NET ANNUALIZED YIELD

(7-day period ended 12/26/2006)

	Current	Effective
Money Market Fund*	5.29%	5.43%

*	Investments in the TIAA-CREF Life Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Understanding your TIAA-CREF Life Funds report

This report contains information about TIAA-CREF Life Funds and analyzes the funds’ results for the year ended December 31, 2006. It has five main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the twelve-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group.

•

The summary portfolios of investments list the industries or types of securities in which each fund had investments as of December 31, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200, for contract and fund prospectuses that contain this and other important information. We urge you to read them carefully before investing.

Contents

Report on TIAA-CREF Life Funds	2

More information on TIAA-CREF Life Funds	4

Special terms	5

Important information about expenses	6

Fund performance
Growth Equity Fund	7
Growth & Income Fund	11
International Equity Fund	15
Large-Cap Value Fund	19
Small-Cap Equity Fund	23
Stock Index Fund	27
Social Choice Equity Fund	31
Real Estate Securities Fund	35
Bond Fund	39
Money Market Fund	43

Summary portfolios of investments	47

Financial statements
Statements of assets and liabilities	82
Statements of operations	86
Statements of changes in net assets	90
Financial highlights	98
Notes to financial statements	108

Report of independent registered public accounting firm	118

Management	120

How to reach us	Inside back cover

Report on TIAA-CREF Life Funds

The U.S. stock market got off to a strong start in 2006, but a sell-off during the second quarter erased many of those early gains. During the year’s second half, a vigorous rally on Wall Street and in many other stock markets around the world enabled U.S. and foreign stocks to score impressive results for the twelvemonth period. Both categories posted their best returns since 2003.

The Russell 3000® Index, which measures the broad U.S. market, advanced 15.7% for the year—nearly twice the 8.6% average annual return of the index over the decade that ended December 31, 2006.

U.S. stocks benefited from a double-digit increase in corporate profits and solid economic growth. All twelve industry sectors of the Russell 3000 advanced, led by the 34.7% jump in the integrated oils sector. Financial stocks, which made up nearly one-quarter of the index, in terms of market capitalization, climbed 19.4%.

The MSCI EAFE® Index, which tracks 21 stock markets in developed nations outside North America, rose 26.3%, in terms of dollars. This exceptional return owed much to the increased value of the euro and pound versus the dollar as well as to higher corporate profits in Europe. The average annual return for the index over the 10-year period was 7.7% in dollar terms.

U.S. economy shows resilience

Despite patches of weakness and a downturn in the housing market, the overall national economy continued to expand at a healthy pace in 2006. Initial estimates are that Gross Domestic Product rose 3.4% during the year.

After raising short-term interest rates four times during the first six months of 2006, the Federal Reserve held them steady for the rest of the year.

The price of oil, which peaked at $77 per barrel in mid-July, declined to $61 per barrel at year’s end—a 21% drop. In December, the overall inflation rate as measured by the Consumer Price Index was 2.5% on a year-over-year basis.

Level short-term interest rates in the second half of the year and expectations of a cooling economy in 2007 lifted prices for both government and corporate bonds. The Lehman Brothers U.S. Aggregate Index, which measures the total return for investment-grade U.S. bonds, rose 4.3% for the year. High-yield bonds, which often perform well when company fundamentals are strong, returned 11.9%, as measured by the Lehman Brothers U.S. Corporate High Yield Index.

2 | 2006 Annual Report    TIAA-CREF Life Funds

Edward J. Grzybowski

Chief Investment Officer

Teachers Advisors, Inc.

Seven funds post double-digit gains

During 2006, seven of the TIAA-CREF Life Funds posted double-digit gains, and all the funds registered solid positive returns. The performance of individual funds reflected the widely varying returns of the asset classes in which the funds invest.

Returns for the equity funds ranged from 5.6% for the Growth Equity Fund to 34.1% for the Real Estate Securities Fund.

A rally in the fixed-income market during the second half of 2006 lifted the Bond Fund to a 4.7% return for the year.

Increases in short-term interest rates by the Federal Reserve during the year’s first half were still affecting the market at year-end, when the effective 7-day yield of the Money Market Fund was 5.43%.

Is your asset allocation on track?

Over the last three years, our best-performing fund, the Real Estate Securities Fund, produced a cumulative return of 91.1%. During the same time, the Bond Fund returned 11.9%. (Of course, past performance is no guarantee of future results.)

When returns differ so sharply, the asset allocations you have chosen for your portfolio can shift significantly. This can change the degree of risk to which your investments are exposed. Many financial planners recommend rebalancing a portfolio at least once a year to restore allocations in each asset class (stocks, bonds and cash) to the levels originally intended.

If you would like assistance in finding the mix of investments best suited to your financial needs, time horizon and attitude toward risk, we invite you to visit our website or to call us.

Edward J. Grzybowski
Chief Investment Officer Teachers Advisors, Inc.

TIAA-CREF Life Funds    2006 Annual Report | 3

More information on TIAA-CREF Life Funds

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The funds file complete portfolio listings with the SEC, which are available to investors.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (called “TIAA-CREF Life Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4 | 2006 Annual Report    TIAA-CREF Life Funds

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Emerging markets are nations with relatively low per capita income levels and above-average economic growth rates or prospects for growth.

Expense ratio is the amount that investors pay for the management of a fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Life Funds    2006 Annual Report | 5

Important information about expenses

DISCLOSURE

Shareholders in the TIAA-CREF Life Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other funds.

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6 | 2006 Annual Report    TIAA-CREF Life Funds

Growth Equity Fund | Large-cap growth stocks

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Growth Equity Fund returned 5.62% for the year, compared with the 9.07% gain of the fund’s benchmark, the Russell 1000® Growth Index, and the 6.93% average return of the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth trails large-cap value

The large-cap growth category scored a solid return during 2006, but it was less than half the 22.25% gain of large-cap value stocks, as measured by the Russell 1000 Value Index. This was the seventh consecutive year in which large-cap growth underperformed large-cap value. For the year, large-cap growth also trailed growth stocks in the small- and mid-cap subcategories.

For the ten years ended December 31, 2006, large-cap growth produced an average annual return of 5.44%—less than half the 11% average return for large-cap value issues.

Largest sectors post lackluster results

For the year, the fund’s benchmark failed to keep pace with its value counterpart because its three largest sectors, which together made up more than half of its market capitalization, each lagged the broad U.S. stock market for the year. Of these sectors, the technology and consumer discretionary sectors posted returns of 8.6% and 7.4%, respectively, while health care returned just 3.7%.

In contrast, the two largest sectors of the Russell 1000 Value Index, financials and utilities, posted gains of 20% and 31%, respectively, for the period.

Individual stock selections limit returns

The fund underperformed its benchmark largely because of overweight positions in a number of stocks that did not perform as anticipated. These stocks included medical device maker St. Jude Medical, eBay and insurer Aetna. Also detracting from relative performance were positions in several nonbenchmark stocks, including semiconductor maker Marvell Technology and Israel’s Teva Pharmaceutical.

Positive contributors to relative performance included underweight holdings in chip maker Intel and UnitedHealth Group, an HMO. Overweight positions in Goldman Sachs and computer company Network Appliance also helped relative performance, as did a non-benchmark holding in French industrial giant Alstom.

On December 31, 2006, foreign securities made up 6.28% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Life Funds    2006 Annual Report | 7

Growth Equity Fund | Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Growth Equity Fund	5.62%	1.24%	–7.35%	6.37%	–40.30%
Benchmark:
Russell 1000 Growth Index[2]	9.07	2.69	–6.01	14.20	–34.19
Peer group:
Morningstar Large Growth	6.93	2.88	–4.34	16.09	–23.05

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

8 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $5,970 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 15.72%, for the quarter ended December 31, 2001

Worst quarter: –22.60%, for the quarter ended March 31, 2001

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Life Funds    2006 Annual Report | 9

Growth Equity Fund  |  Large-cap growth stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,085.90		$1.31
5% annual hypothetical return	1,000.00	1,023.93	†	1.28

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.25%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	96.45
$1 billion–$5 billion	3.08
Under $1 billion	0.47

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$28.18 million
2006 expense ratio‡	0.25%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

10 | 2006 Annual Report    TIAA-CREF Life Funds

Growth & Income Fund | Large-cap, dividend-paying stocks

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Growth & Income Fund returned 16.85% for the year, compared with the 15.79% gain of the fund’s benchmark, the S&P 500® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category.

S&P 500 edges past the broad U.S. market

During 2006, the S&P 500 Index, consisting mostly of large-cap stocks, just topped the broad-based Russell 3000® Index, which gained 15.72%. The lower return of the Russell 3000 was due to the underperformance of its mid-cap stocks. The S&P 500 Index includes few mid-cap stocks.

For the ten-year period ended December 31, 2006, the 8.42% average annual return of the S&P 500 fell short of the 8.64% average return of the Russell 3000.

Broad-based sector gains lift the index

All ten sectors of the S&P 500 advanced for the year, with eight generating double-digit gains. The financial and energy sectors, which together made up nearly one-third of the benchmark’s total market capitalization on December 31, 2006, returned 19.2% and 24.2%, respectively.

The weakest results came from the information technology and health care sectors, which produced gains of 8.4% and 7.5%, respectively.

Stock selections boost the fund above the benchmark

The fund outperformed its benchmark primarily because of overweight positions in several stocks that posted extraordinary returns. These stocks included computer graphics company Nvidia, computer network provider Cisco and Occidental Petroleum. A position in French industrial giant Alstom, a stock not included in the benchmark, also contributed to the fund’s strong showing.

The largest detractors from relative performance included overweight positions in Coventry Health Care and fiber-optics maker JDS Uniphase; these stocks did not perform as anticipated. Underweight holdings in insurer Cigna and Goldman Sachs also subtracted from relative returns.

On December 31, 2006, foreign securities made up 6.53% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Life Funds    2006 Annual Report | 11

Growth & Income Fund | Large-cap, dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, style risk, foreign investment risks, large-cap risk and dividend risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Growth & Income Fund	16.85%	5.64%	0.25%	31.59%	1.70%
Benchmark:
S&P 500 Index[2]	15.79	6.19	0.83	35.03	5.72
Peer group:
Morningstar Large Blend	14.13	5.91	1.54	33.87	13.23

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies.

12 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $10,170 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 14.09%, for the quarter ended June 30, 2003

Worst quarter: –16.56%, for the quarter ended September 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Life Funds    2006 Annual Report | 13

Growth & Income Fund | Large-cap, dividend-paying stocks

PERFORMANCE

Fund expenses–six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,138.40		$1.24
5% annual hypothetical return	1,000.00	1,024.04	†	1.17

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.23%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	92.74
$1 billion–$5 billion	6.43
Under $1 billion	0.83

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$59.80 million
2006 expense ratio‡	0.23%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

14 | 2006 Annual Report    TIAA-CREF Life Funds

International Equity Fund | Foreign stocks

DISCUSSION

Performance in the twelve months ended December 31, 2006

The International Equity Fund returned 29.95% for the year, compared with the 26.34% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 24.82% average return of the fund’s peer group, the Morningstar Foreign Large Blend category.

Weak dollar helps foreign stocks soar

Foreign stocks achieved exceptional returns in 2006, outpacing domestic issues for the fifth consecutive year. The lofty return of the EAFE index was more than ten percentage points higher than the 15.72% gain of the Russell 3000® Index, a measure of the broad U.S. stock market. Most of this outperformance, however, was due to the weaker dollar, which amplified the EAFE’s 16.46% rise in terms of local currencies to 26.34% in dollar terms.

For the ten years ended December 31, 2006, U.S. stocks had the advantage over foreign issues: the average annual return of the Russell 3000 was 8.64%, versus 7.71% in dollar terms for the EAFE.

European stocks climb the highest

For the year, the EAFE’s European segment surged 33.72%, thanks largely to German, French and British stocks, which gained 36.0%, 34.48% and 30.61%, respectively. (All these figures are in dollar terms.) Stocks from these three countries made up more than 40% of the benchmark in terms of market capitalization at year’s end. Japanese stocks, which constituted slightly less than one-quarter of the benchmark’s market capitalization at year’s end, returned just 6.24% in dollars.

Stock selections lift the fund above the benchmark

The fund topped its benchmark due to numerous successful stock selections. Among the largest contributors were overweight holdings, relative to the benchmark, in Italian carmaker Fiat, British financial company Man Group and French hotel operator Accor. A position in Swiss private bank Julius Baer, a stock not in the benchmark, also boosted returns.

Nonbenchmark holdings that detracted from relative performance included Israel’s Teva Pharmaceutical and two Japanese companies, magnet maker Neomax and credit company Orient. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Overweights in British utility Centrica and French food processor Groupe Danone also reduced relative returns.

On December 31, 2006, emerging-market stocks, which are not included in the benchmark, made up approximately 2.9% of the fund’s total portfolio investments.

TIAA-CREF Life Funds    2006 Annual Report | 15

International Equity Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including foreign investment risks and small-cap risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
International Equity Fund	29.95%	16.25%	3.06%	112.43%	22.62%
Benchmark:
MSCI EAFE Index[2]	26.34	15.05	4.65	101.65	35.92
Peer group:
Morningstar Foreign Large Blend	24.82	13.19	2.86	86.66	23.06

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]

From May 31, 2001, through May 31, 2002, MSCI published both a “standard” and a “provisional” version of this index while its composition was being revised. The fund used the provisional version from July 1, 2001, through May 31, 2002, and the returns shown reflect this. EAFE is a trademark of Morgan Stanley Capital International, Inc.

16 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $12,262 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 18.58%, for the quarter ended December 31, 2003

Worst quarter: –19.22%, for the quarter ended September 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Life Funds    2006 Annual Report | 17

International Equity Fund | Foreign stocks

PERFORMANCE

Fund expenses–six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,169.60		$1.59
5% annual hypothetical return	1,000.00	1,023.73	†	1.48

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.29%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country (12/31/2006)	Percent of portfolio investments
Germany	20.3
Japan	19.5
France	14.2
Switzerland	9.9
United Kingdom	9.3
Finland	5.8
Italy	5.0
Australia	4.1
United States	3.0
12 other nations	8.9

Total	100.0

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	83.06
$1 billion–$5 billion	15.24
Under $1 billion	1.70

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$111.14 million
2006 expense ratio‡	0.29%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

18 | 2006 Annual Report    TIAA-CREF Life Funds

Large-Cap Value Fund | Value stocks of larger companies

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Large-Cap Value Fund returned 21.58% for the year, compared with the 22.25% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 18.18% average return of the fund’s peer group, the Morningstar Large Value category.

Large-cap value outperforms large-cap growth once again

During 2006, the rise of the Russell 1000 Value Index was more than twice the 9.07% gain of the Russell 1000 Growth Index. This was the seventh consecutive year in which large-cap value stocks outpaced large-cap growth issues.

For the ten years ended December 31, 2006, large-cap value produced an average annual return of 11%—more than double the average return of large-cap growth.

Eleven sectors score double-digit gains

During 2006, all twelve industry sectors of the Russell 1000 Value Index reported positive results, with eleven posting double-digit returns. The largest contributions to the benchmark’s overall return came from its two largest sectors, utilities and financials, which rose 31% and 20%, respectively, and which together made up nearly half of the market capitalization of the benchmark on December 31, 2006.

Strong returns fall short of the benchmark

During the period, the fund performed robustly but lagged the benchmark. Detractors from relative performance included overweight positions in RadioShack and phone company Sprint Nextel. Out-of-benchmark holdings in medical supplies manufacturer Boston Scientific and Japanese trading firm Sojitz hindered relative performance. An underweight position in ExxonMobil also reduced the fund’s return.

These results were partly offset by outsized returns from two other non-benchmark issues, French industrial giant Alstom and hotel operator Accor. Overweight positions in two benchmark stocks, Sears Holdings and semiconductor manufacturer Atmel, also contributed to the fund’s relative return.

On December 31, 2006, foreign securities made up 8.83% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Life Funds    2006 Annual Report | 19

Large-Cap Value Fund | Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2006

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Large-Cap Value Fund	21.58%	19.20%	108.62%
Benchmark:
Russell 1000 Value Index[2]	22.25	18.02	100.09
Peer group:
Morningstar Large Value	18.18	15.70	84.39

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: October 28, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

20 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since October 28, 2002 inception

An investment of $10,000 in this fund on October 28, 2002, would have grown to $20,862 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 18.54%, for the quarter ended June 30, 2003

Worst quarter: –5.76%, for the quarter ended March 31, 2003

*	Does not include returns from October 28, 2002, through December 31, 2002

TIAA-CREF Life Funds    2006 Annual Report | 21

Large-Cap Value Fund | Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,141.40		$1.30
5% annual hypothetical return	1,000.00	1,023.98	†	1.23

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.24%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	79.60
$1 billion–$5 billion	18.33
Under $1 billion	2.07

Total	100.00

Fund facts

Inception date	10/28/2002
Net assets (12/31/2006)	$66.92 million
2006 expense ratio‡	0.24%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

22 | 2006 Annual Report    TIAA-CREF Life Funds

Small-Cap Equity Fund | Stocks of smaller companies

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Small-Cap Equity Fund returned 17.84% for the year, compared with the 18.37% gain of the fund’s benchmark, the Russell 2000® Index, and the 15.06% average return of the fund’s peer group, the Morningstar Small Blend category.

Small-cap stocks continue to lead the broader market

After a disappointing 2005, small-cap stocks rebounded in 2006, largely due to a halt to interest-rate hikes by the Federal Reserve and falling oil prices, which helped alleviate investor concerns about corporate profits.

For the period, small-cap stocks outpaced the 15.72% gain of the broader U.S. stock market, as measured by the Russell 3000® Index. This marked the seventh year in the last eight that small-cap stocks outperformed the broader equity market.

For the ten-year period ended December 31, 2006, small caps produced an average annual return of 9.44%, versus 8.64% for the Russell 3000 Index.

Strong sector returns drive benchmark gains

For the period, all twelve benchmark sectors produced positive returns, with eleven posting double-digit gains. The index benefited most from the strong performance of its financial sector, which rose 19.7% for the year and constituted nearly one-quarter of the benchmark’s total capitalization on December 31, 2006. Outsized gains in the materials and processing and consumer discretionary sectors also aided returns. Even the weakest sector—health care—returned 9.1%.

Returns lag the benchmark

During the period, the fund posted an impressive gain but trailed its benchmark because of certain stock selections that did not perform as well as anticipated. These included overweight positions, relative to the benchmark, in information technology companies Zoran, Plexus and PortalPlayer. An underweight position in semiconductor maker PMC-Sierra also reduced the fund’s return.

These detractions were partly offset by overweights in a number of well-performing stocks, including construction company Emcor and oil refiners Alon USA Energy and Frontier Oil. Real estate developer Amrep, a stock not included in the benchmark, also contributed to the fund’s strong absolute return.

The fund continued to use proprietary mathematical models to select small-cap stocks that appeared to be attractively priced.

TIAA-CREF Life Funds    2006 Annual Report | 23

Small-Cap Equity Fund | Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including small-cap risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of December 31, 2006

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Small-Cap Equity Fund	17.84%	21.69%	127.44%
Benchmark:
Russell 2000 Index[2]	18.37	21.04	122.40
Peer group:
Morningstar Small Blend	15.06	19.96	115.72

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: October 28, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since October 28, 2002 inception

An investment of $10,000 in this fund on October 28, 2002, would have grown to $22,744 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 23.74%, for the quarter ended June 30, 2003

Worst quarter: –4.67%, for the quarter ended March 31, 2005

*	Does not include returns from October 28, 2002, through December 31, 2002

TIAA-CREF Life Funds    2006 Annual Report | 25

Small-Cap Equity Fund | Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,080.80		$0.52
5% annual hypothetical return	1,000.00	1,024.70	†	0.51

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.10%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
$1 billion–$5 billion	55.91
Under $1 billion	44.09

Total	100.00

Fund facts

Inception date	10/28/2002
Net assets (12/31/2006)	$57.19 million
2006 expense ratio‡	0.10%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

26 | 2006 Annual Report    TIAA-CREF Life Funds

Stock Index Fund | U.S. stocks

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Stock Index Fund returned 15.62% for the year, compared with the 15.72% gain of its benchmark, the Russell 3000® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category.

Stocks sizzle in the second half of 2006

The broad U.S. stock market, as measured by the Russell 3000 Index, posted its best calendar-year return since 2003. Stock prices were propelled by continued growth in corporate earnings and falling energy prices. Most of the market’s climb occurred between August and December, when the index jumped 12.20% after a 3.13% rise through July.

Both growth and value stocks posted strong results across all three market-capitalization sizes, as defined by the Russell indexes. Small-cap value stocks led the pack with a 23.48% gain, while large-cap growth stocks trailed other categories, returning 9.07%.

However, U.S. stocks continued to trail foreign issues, which soared 26.34% in dollar terms, as measured by the MSCI EAFE® Index. For the ten-year period, ended December 31, 2006, the average annual return of the Russell 3000 was 8.64%, versus 7.71% for the EAFE in dollar terms.

Integrated oils lead a broad-based advance

All twelve benchmark sectors moved solidly upward, and ten produced double-digit gains. The largest sector, f financial stocks, which made up nearly a quarter of the benchmark in terms of market capitalization at year’s end, climbed 19.4%. The next-largest sector, consumer discretionary, rose 12.3%, and the third-largest, technology, returned 10.9%.

The best-performing sectors, integrated oils and utilities, posted outsized gains of 34.7% and 30.5%, respectively. Although these two sectors together constituted only about 12% of the benchmark’s market capitalization on December 31, their exceptional performance contributed substantially to overall returns.

Largest stocks post strong results

In descending order according to cap size, the benchmark’s five-largest holdings performed as follows: ExxonMobil, 38.9%; General Electric, 8.9%; Citigroup, 19.4%; Microsoft, 15.3%; and Bank of America, 20.6%.

For the period, the fund’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

TIAA-CREF Life Funds    2006 Annual Report | 27

Stock Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including index risk and small-cap risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Stock Index Fund	15.62%	7.13%	4.32%	41.12%	40.29%
Benchmark:
Russell 3000 Index[2]	15.72	7.16	4.30	41.35	40.03
Peer group:
Morningstar Large Blend	14.13	5.91	3.95	33.87	39.14

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: January 4, 1999

[2]	Russell 3000 is a trademark and a service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

28 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since January 4, 1999 inception

An investment of $10,000 in this fund on January 4, 1999, would have grown to $14,029 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns

Best quarter: 16.13%, for the quarter ended June 30, 2003

Worst quarter: –17.05%, for the quarter ended September 30, 2002

TIAA-CREF Life Funds    2006 Annual Report | 29

Stock Index Fund | U.S. stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Stock Index Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,120.20		$0.32
5% annual hypothetical return	1,000.00	1,024.90	†	0.31

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.06%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	81.25
$1 billion–$5 billion	15.26
Under $1 billion	3.49

Total	100.00

Fund facts

Inception date	1/4/1999
Net assets (12/31/2006)	$171.02 million
2006 expense ratio‡	0.06%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

30 | 2006 Annual Report    TIAA-CREF Life Funds

Social Choice Equity Fund | Socially screened stocks

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Social Choice Equity Fund returned 14.64% for the year, compared with the 15.72% gain of its benchmark, the Russell 3000® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Exclusion of major stocks trims returns

Because of its social screens, the fund did not invest in several stocks that were sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative results, but the net effect was to lower the fund’s return versus that of its benchmark.

Relative performance suffered most from the exclusion of ExxonMobil, which advanced 38.9% for the year and was the largest component of the Russell 3000 on December 31, 2006. The avoidance of two other energy stocks, Chevron and ConocoPhillips, and of Morgan Stanley also hurt relative performance.

Performance versus the benchmark was helped by the exclusion of Yahoo, which fell 35.4% for the year. Avoiding stocks such as General Electric, Wal-Mart and insurer American International Group also proved advantageous.

Additional techniques help manage risk

Because the fund’s social screens prevent it from investing in some stocks of the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One of these methods is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

During 2006 overweight positions in Goldman Sachs, Verizon and OGE Energy, a gas and electric company, enhanced the fund’s performance in relation to the benchmark’s. Chip maker Intel and Anadarko Petroleum were also overweighted, but they did not perform as anticipated and reduced returns. Relative performance was also hurt by underweights in HMO UnitedHealth Group, cable company Comcast and Bank of America, which was added to the list of major holdings in the second quarter of 2006.

Coca-Cola and JPMorgan Chase—until recently two of the portfolio’s largest companies in terms of market capitalization—were dropped during the year because they failed the fund’s qualitative screens.

TIAA-CREF Life Funds    2006 Annual Report | 31

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Social Choice Equity Fund	14.64%	7.31%	1.83%	42.32%	13.02%
Benchmark:
Russell 3000 Index[2]	15.72	7.16	1.52	41.35	10.76
Peer group:
Morningstar Large Blend	14.13	5.91	1.54	33.87	13.23

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and a service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

32 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $11,302 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 16.40%, for the quarter ended June 30, 2003

Worst quarter: –16.46%, for the quarter ended September 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Life Funds    2006 Annual Report | 33

Social Choice Equity Fund | Socially screened stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,116.20		$0.37
5% annual hypothetical return	1,000.00	1,024.85	†	0.36

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.07%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	83.61
$1 billion–$5 billion	12.77
Under $1 billion	3.62

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$35.93 million
2006 expense ratio‡	0.07%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

34 | 2006 Annual Report    TIAA-CREF Life Funds

Real Estate Securities Fund | Real estate securities

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Real Estate Securities Fund returned 34.05%, compared with the 35.88% gain of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 33.61% average return of the fund’s peer group, the Morningstar Specialty Real Estate category.

Sensational returns continue

Real estate investment trusts (REITs) enjoyed another extraordinary year. The benchmark’s excellent 14.08% first-half return was surpassed by its 19.11% gain in the second half. For the year, the return of REITs was more than double the 15.72% rise of the Russell 3000® Index, which is a proxy for the broad U.S. stock market.

Over the ten years ended on December 31, 2006, REITs delivered an average annual return of 30.10%, compared with 8.64% for the overall U.S. stock market.

REITs outperformed bonds in 2006. The Lehman Brothers U.S. Aggregate Index, which tracks the investment-grade bond market, gained 4.33% for the year.

All benchmark sectors deliver strong returns

Each of the benchmark’s seven major industry sectors showed a gain far above that of the broad U.S. stock market. The top performer was the self-storage component, which rose 41.5%. This sector benefited from high real estate prices, which forced many people to rent apartments and extra storage space instead of buying homes. The lowest return, 26.2%, came from the hotel sector.

The fund surges in the fourth quarter

During the period’s first three quarters, the fund’s 21.69% return trailed the benchmark’s advance by almost three percentage points. The main reasons were positions in two non-benchmark sectors, mortgage REITs and specialty finance REITs. Throughout the nine-month period, the fund’s managers systematically reduced their holdings in these two underperforming sectors, and by the third quarter’s end they had eliminated both from the portfolio. In the fourth quarter, this strategy reaped its reward: the fund gained 10.15%, topping the benchmark by over one percentage point.

For the twelve-month period, the biggest detractors from relative performance included specialty finance stocks such as People’s Choice, Crystal River and GSC Capital.

The negative effects of these holdings were partly offset by strong performers that included Starwood Hotels, Glenborough Realty, an owner and operator of office properties, and Taubman Centers, a developer of shopping centers.

TIAA-CREF Life Funds    2006 Annual Report | 35

Real Estate Securities Fund | Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Real Estate Securities Fund	34.05%	27.95%	180.64%
Benchmark:
Dow Jones Wilshire Real Estate
Securities Index	35.88	30.27	202.54
Peer group:
Morningstar Specialty Real Estate	33.61	28.33	185.45

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: October 28, 2002

36 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since October 28, 2002 inception

An investment of $10,000 in this fund on October 28, 2002, would have grown to $28,064 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 17.13%, for the quarter ended December 31, 2004

Worst quarter: –6.90%, for the quarter ended March 31, 2005

*	Does not include returns from October 28, 2002, through December 31, 2002

TIAA-CREF Life Funds    2006 Annual Report | 37

Real Estate Securities Fund | Real estate securities

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,196.80		$1.38
5% annual hypothetical return	1,000.00	1,023.93	†	1.28

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.25%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments
Over $5 billion	68.19
$1 billion–$5 billion	26.00
Under $1 billion	5.81

Total	100.00

Fund facts

Inception date	10/28/2002
Net assets (12/31/2006)	$104.71 million
2006 expense ratio‡	0.25%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

38 | 2006 Annual Report    TIAA-CREF Life Funds

Bond Fund | Intermediate-term bonds

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Bond Fund returned 4.70% for the year, compared with the 4.33% gain of its benchmark, the Lehman Brothers U.S. Aggregate Index, and the 4.12% average return of the fund’s peer group, the Morningstar Intermediate-Term Bond category.

Second-half rally lifts bond returns

During the first six months of 2006, the Federal Reserve raised short-term interest rates four times in an effort to combat inflation. As a result, yields for 10-year Treasury bonds rose from 4.39% to 5.14%, pushing bond prices lower. (Bond prices and yields move in opposite directions.) The Lehman Brothers U.S. Aggregate Index, which measures the investment-grade U.S. bond market, fell 0.72%.

During the second half of 2006, inflation eased, and the Fed kept rates unchanged at each of its remaining four meetings. Level rates fueled a bond rally that sent the benchmark up 5.09% during the six-month period.

Longer maturities provide lower yields

The 2-year Treasury note yielded 4.40% at the start of 2006—slightly more than the yield for a 10-year issue. (Securities with longer maturities usually have higher yields to compensate investors for their greater inflation risk.) The spread between 2-year and 10-year Treasuries was still close in June, but at the end of December, the shorter-dated note had widened its lead: it stood at 4.81%, versus 4.70% for the longer-dated issue.

A strong finish helps the fund top the benchmark

During the first half of the year, the fund lost 0.53% but still beat the benchmark by 0.19 of a percentage point. Relative performance benefited from individual bond selection among mortgage-backed securities. In addition, the fund was helped by an underweight in Treasuries, since they did not perform as well as other bond sectors. Maintaining a duration that was shorter than the benchmark’s also aided returns when bond prices fell.

In the second half, the fund’s 5.26% gain outpaced the benchmark by 0.17 of a percentage point. Security selection among corporate bonds helped relative performance, as did a continued underweight in Treasuries. The fund’s shorter duration did not meaningfully affect relative performance.

TIAA-CREF Life Funds    2006 Annual Report | 39

Bond Fund | Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including foreign investment risks and index risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of December 31, 2006

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Bond Fund	4.70%	3.46%	12.59%
Benchmark:
Lehman Brothers U.S. Aggregate Index	4.33	3.38	12.28
Peer group:
Morningstar Intermediate-Term Bond	4.12	3.18	11.55

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: July 8, 2003

40 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since July 8, 2003 inception

An investment of $10,000 in this fund on July 8, 2003, would have grown to $11,259 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 3.91%, for the quarter ended September 30, 2006

Worst quarter: –2.08%, for the quarter ended June 30, 2004

*	Does not include returns from July 8, 2003, through December 31, 2003

TIAA-CREF Life Funds    2006 Annual Report | 41

Bond Fund | Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,052.60		$0.52
5% annual hypothetical return	1,000.00	1,024.70	†	0.51

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.10%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by sector (12/31/2006)

Percent of total net assets
Mortgage-backed securities and commercial mortgage-backed securities	36.4
Corporate bonds	23.2
Asset-backed securities	14.3
U.S. agency securities	10.1
U.S. Treasury securities	9.9
Yankees§	3.8
Short-term investments	2.9
Other assets and liabilities-net	–0.6

Total	100.0

§	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics (12/31/2006)

	Average maturity (in years)	Option-adjusted duration (in years)
Bond Fund	6.55	4.43
Lehman Bros. U.S. Aggregate Index*	6.96	4.46

*	Source: Lehman Brothers Global Family of Indices. Copyright 2007. Used with permission.

Fund facts

Inception date	7/8/2003
Net assets (12/31/2006)	$71.76 million
2006 expense ratio‡	0.10%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

42 | 2006 Annual Report    TIAA-CREF Life Funds

Money Market Fund | Cash equivalents

DISCUSSION

Performance in the twelve months ended December 31, 2006

The Money Market Fund returned 5.10% for the year, compared with the 4.50% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed raises rates four times, then pauses

During the first half of 2006, the Federal Reserve raised the federal funds rate four times, lifting it from 4.25% to 5.25%. (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Behind these increases was the Fed’s concern that higher energy prices and an expanding economy would send inflation out of control: year-over-year inflation climbed 4.3% in June.

During the second half of the year, economic growth moderated. Oil prices dropped 21% from their midsummer high, and in October year-over-year inflation fell to 1.3%. The slowing economy led the Fed to hold rates steady at four successive meetings, after 17 consecutive quarter-point hikes that spanned more than two years.

A volatile LIBOR reflects investor uncertainty

Early in the year, yields on twelvemonth issues rose in tandem with yields on shorter-maturity issues, and the LIBOR curve held steady. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) However, later in the period, with some investors anticipating a Fed rate cut, yields of longer-maturity issues fell, and the LIBOR flattened. The LIBOR fluctuated widely throughout much of the twelve months as investors reacted to shifting economic data.

Fund strategies pay off

During the year, the fund’s managers adjusted their strategies to the uncertain interest-rate environment.

Commercial paper, which was in short supply for much of the year, made up 80.2% of the portfolio at year-end; the figure was 82% at the end of 2005. (Commercial paper offers higher returns than other money market instruments without significant additional risk.) U.S. agency securities declined from 14.1% to 9.1% of the portfolio, while certificates of deposit rose to 6.5%. The remaining 4.2% was invested in floating-rate securities.

On December 31, 2006, foreign securities made up 9.5% of the fund’s total portfolio investments.

During the year, the fund’s weighted average maturity fluctuated between 32 and 47 days. On December 26, 2006, it stood at 43 days versus 42 days for the average iMoneyNet fund.

TIAA-CREF Life Funds    2006 Annual Report | 43

Money Market Fund | Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including foreign investment risks. For a complete discussion of risk, please see the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield (for the 7 days ended 12/26/2006)		Average maturity (as of 12/26/2006)
	Current yield	Effective yield	Days
Money Market Fund	5.29%	5.43%	43
iMoneyNet Money Fund Report Averages™–All Taxable	4.74	4.85	42

Performance as of December 31, 2006

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Money Market Fund	5.10%	2.90%	10.50%
iMoneyNet Money Fund Report Averages–All Taxable	4.50	2.34	8.45

*	The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: July 8, 2003

44 | 2006 Annual Report    TIAA-CREF Life Funds

PERFORMANCE

$10,000 since July 8, 2003 inception

An investment of $10,000 in this fund on July 8, 2003, would have grown to $11,050 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the value of the average iMoneyNet fund during the same period.

Calendar year total returns*

Best quarter: 1.34%, for the quarter ended December 31, 2006

Worst quarter: 0.23%, for the quarter ended September 30, 2003

*	Does not include returns from July 8, 2003, through December 31, 2003

TIAA-CREF Life Funds    2006 Annual Report | 45

Money Market Fund | Cash equivalents

PERFORMANCE

Fund expenses—six months ended December 31, 2006

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example
	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)
Actual return	$1,000.00	$1,026.90		$0.31
5% annual hypothetical return	1,000.00	1,024.90	†	0.31

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.06%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (12/31/2006)

Percent of portfolio investments
Commercial paper	80.2
U.S. agency securities	9.1
Certificates of deposit	6.5
Floating-rate securities	4.2
Total	100.0

Fund facts

Inception date	7/8/2003
Net assets (12/31/2006)	$53.89 million
2006 expense ratio‡	0.06%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus.

46 | 2006 Annual Report    TIAA-CREF Life Funds

Growth Equity Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES
*	J Crew Group, Inc	6,459	$248,994	0.88%

			248,994	0.88

	APPAREL AND OTHER TEXTILE PRODUCTS
	Polo Ralph Lauren Corp	3,818	296,506	1.05

			296,506	1.05

	BUSINESS SERVICES
*	Adobe Systems, Inc	13,889	571,116	2.03
*	Electronic Arts, Inc	8,385	422,269	1.50
*	Google, Inc (Class A)	1,930	888,726	3.15
	Microsoft Corp	23,281	695,171	2.47
*	Yahoo!, Inc	16,929	432,367	1.53
	Other		183,245	0.65

			3,192,894	11.33

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,628	468,980	1.67
*	Amgen, Inc	4,390	299,881	1.06
*	Genentech, Inc	4,445	360,623	1.28
*	Gilead Sciences, Inc	6,446	418,539	1.49
	Monsanto Co	10,900	572,577	2.03
	Procter & Gamble Co	9,341	600,346	2.13
	Roche Holding AG.	1,450	260,012	0.92
	Wyeth	9,462	481,805	1.71
	Other		128,185	0.45

			3,590,948	12.74

	COMMUNICATIONS		719,731	2.55

	EATING AND DRINKING PLACES
*	Starbucks Corp	10,807	382,784	1.36

			382,784	1.36

	ELECTRIC, GAS, AND SANITARY SERVICES		231,296	0.82

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	8,079	685,422	2.43
*	Cisco Systems, Inc	32,831	897,271	3.18
	Cooper Industries Ltd (Class A)	3,647	329,798	1.17
	Emerson Electric Co	11,140	491,163	1.74
	Motorola, Inc	17,369	357,107	1.27
	Qualcomm, Inc	19,736	745,823	2.65
	Other		1,069,388	3.80

			4,575,972	16.24

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	7,276	418,588	1.49
	Paychex, Inc	9,276	366,773	1.30
	Other		166,403	0.59

			951,764	3.38

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	47

Growth Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	10,739	$671,724	2.38%

			671,724	2.38

	FURNITURE AND HOME FURNISHINGS STORES		203,246	0.72

	GENERAL MERCHANDISE STORES
	Target Corp	8,883	506,775	1.80
	Other		39,392	0.14

			546,167	1.94

	HEALTH SERVICES		216,753	0.77

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	4,853	266,915	0.95
	Other		147,008	0.52

			413,923	1.47

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	6,497	406,062	1.44
	Other		146,057	0.52

			552,119	1.96

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	2,102	284,965	1.01
	Hewlett-Packard Co	7,254	298,792	1.06
	International Game Technology	9,890	456,918	1.62
	Other		336,645	1.20

			1,377,320	4.89

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	6,974	460,423	1.63
*	St. Jude Medical, Inc	7,674	280,561	1.00
*	Zimmer Holdings, Inc	5,121	401,384	1.42
	Other		156,998	0.56

			1,299,366	4.61

	INSURANCE CARRIERS
	American International Group, Inc	3,768	270,015	0.96
	Progressive Corp	11,569	280,201	0.99
	Other		209,812	0.75

			760,028	2.70

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	9,802	421,094	1.49

			421,094	1.49

	METAL MINING
	Anglo American plc	6,457	314,929	1.12

			314,929	1.12

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	7,246	356,431	1.27
	Other		229,139	0.81

			585,570	2.08

48	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES		$72,481	0.26%

	NONDEPOSITORY INSTITUTIONS
	American Express Co	10,146	615,558	2.19

			615,558	2.19

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	5,100	322,116	1.14
	XTO Energy, Inc	8,786	413,381	1.47

			735,497	2.61

	PETROLEUM AND COAL PRODUCTS
*	Suncor Energy, Inc	3,280	258,825	0.92

			258,825	0.92

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	22,620	423,220	1.50
	Other		207,913	0.74

			631,133	2.24

	RAILROAD TRANSPORTATION		113,860	0.40

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	28,778	556,567	1.97
	Chicago Mercantile Exchange Holdings, Inc	746	380,274	1.35
	Goldman Sachs Group, Inc	1,919	382,553	1.36
	Other		403,000	1.43

			1,722,394	6.11

	TOBACCO PRODUCTS
	Altria Group, Inc	9,172	787,141	2.79

			787,141	2.79

	TRANSPORTATION EQUIPMENT
	Boeing Co	6,717	596,738	2.12
	United Technologies Corp	9,415	588,626	2.09
	Other		66,572	0.23

			1,251,936	4.44

	TRANSPORTATION SERVICES		125,205	0.44

	TRUCKING AND WAREHOUSING		161,957	0.58

	WHOLESALE TRADE-DURABLE GOODS		50,341	0.18

	TOTAL COMMON STOCKS	(Cost $25,451,292)	28,079,456	99.64

	TOTAL PORTFOLIO	(Cost $25,451,292)	28,079,456	99.64
	OTHER ASSETS & LIABILITIES, NET		100,059	0.36

	NET ASSETS		$28,179,515	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	49

Growth & Income Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$748,726	1.25%

	APPAREL AND ACCESSORY STORES		505,365	0.84

	BUILDING MATERIALS AND GARDEN SUPPLIES		236,342	0.40

	BUSINESS SERVICES
*	Google, Inc (Class A)	1,215	559,483	0.94
	Microsoft Corp	44,356	1,324,470	2.21
	Other		1,171,633	1.96

			3,055,586	5.11

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	12,915	629,090	1.05
	Air Products & Chemicals, Inc	6,999	491,890	0.82
	Colgate-Palmolive Co	6,606	430,975	0.72
	Du Pont (E.I.) de Nemours & Co	11,632	566,595	0.95
*	Gilead Sciences, Inc	6,772	439,706	0.73
	Merck & Co, Inc	20,519	894,628	1.50
	Pfizer, Inc	18,986	491,737	0.82
	Procter & Gamble Co	18,418	1,183,725	1.98
	Wyeth	14,505	738,595	1.24
	Other		2,477,035	4.14

			8,343,976	13.95

	COAL MINING		364,704	0.61

	COMMUNICATIONS
	AT&T, Inc	21,432	766,194	1.28
	Verizon Communications, Inc	14,141	526,611	0.88
	Other		532,454	0.89

			1,825,259	3.05

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	19,785	1,056,321	1.77
	Citigroup, Inc	16,729	931,805	1.56
	JPMorgan Chase & Co	23,170	1,119,111	1.87
	Northern Trust Corp	8,565	519,810	0.87
	SunTrust Banks, Inc	8,612	727,283	1.21
	US Bancorp	23,402	846,918	1.42
	Wells Fargo & Co	15,130	538,023	0.90
	Other		251,104	0.42

			5,990,375	10.02

	EATING AND DRINKING PLACES
	McDonald’s Corp	9,790	433,991	0.73
	Other		157,149	0.26

			591,140	0.99

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	10,589	450,880	0.76
	Other		1,376,784	2.30

			1,827,664	3.06

50	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	8,544	$724,873	1.21%
*	Cisco Systems, Inc	51,371	1,403,969	2.35
	Emerson Electric Co	11,008	485,343	0.81
	Honeywell International, Inc	15,666	708,730	1.18
	Intel Corp	23,540	476,685	0.80
	Qualcomm, Inc	16,777	634,003	1.06
	Other		1,241,073	2.08

			5,674,676	9.49

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	12,226	764,736	1.28
	Other		731,431	1.22

			1,496,167	2.50

	GENERAL MERCHANDISE STORES		1,345,991	2.25

	HEALTH SERVICES		364,300	0.61

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	3,590	508,667	0.85
	Other		236,179	0.40

			744,846	1.25

	HOTELS AND OTHER LODGING PLACES		610,639	1.02

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	4,128	559,627	0.94
	General Electric Co	51,761	1,926,027	3.22
	Hewlett-Packard Co	27,519	1,133,508	1.89
	International Business Machines Corp	5,144	499,740	0.84
	Other		370,024	0.62

			4,488,926	7.51

	INSTRUMENTS AND RELATED PRODUCTS		512,324	0.86

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	5,806	541,758	0.91

			541,758	0.91

	INSURANCE CARRIERS
	ACE Ltd	12,286	744,163	1.24
	American International Group, Inc	18,647	1,336,244	2.24
	Other		298,503	0.50

			2,378,910	3.98

	METAL MINING		529,611	0.89

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	8,630	424,510	0.71
	Other		172,928	0.29

			597,438	1.00

	MOTION PICTURES
	News Corp (Class A)	29,579	635,357	1.06
	Walt Disney Co	17,163	588,176	0.99
	Other		546,310	0.91

			1,769,843	2.96

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	51

Growth & Income Fund	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	12,838	$778,881	1.30%
	Fannie Mae	9,994	593,544	0.99
	Other		374,115	0.63

			1,746,540	2.92

	OIL AND GAS EXTRACTION
*	Cameron International Corp	11,171	592,622	0.99
	Schlumberger Ltd	11,420	721,287	1.20

			1,313,909	2.19

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	31,719	2,430,627	4.06
	Other		1,831,559	3.07

			4,262,186	7.13

	PRINTING AND PUBLISHING		157,160	0.26

	REAL ESTATE		128,995	0.22

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	2,781	452,691	0.76
	Morgan Stanley	10,110	823,257	1.37
	Other		681,354	1.14

			1,957,302	3.27

	TOBACCO PRODUCTS
	Altria Group, Inc	27,488	2,359,020	3.94

			2,359,020	3.94

	TRANSPORTATION BY AIR		307,227	0.51

	TRANSPORTATION EQUIPMENT
	Boeing Co	9,363	831,809	1.39
	United Technologies Corp	11,207	700,662	1.17
	Other		997,153	1.67

			2,529,624	4.23

	TRUCKING AND WAREHOUSING		228,367	0.38

	WHOLESALE TRADE-NONDURABLE GOODS		210,855	0.35

	TOTAL COMMON STOCKS	(Cost $50,290,638)	59,745,751	99.91

	TOTAL PORTFOLIO	(Cost $50,290,638)	59,745,751	99.91
	OTHER ASSETS & LIABILITIES, NET		51,833	0.09

	NET ASSETS		$59,797,584	100.00%

*	Non-income producing

ABBREVIATION

SPDR—Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

52	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments December 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS
AGRICULTURAL SERVICES		$23,826	0.02%

APPAREL AND OTHER TEXTILE PRODUCTS		174,967	0.16

BUSINESS SERVICES
Adecco S.A.	38,315	2,617,746	2.35
WPP Group plc	34,205	462,447	0.42
Other		439,528	0.40

		3,519,721	3.17

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	118,494	6,359,931	5.72
Reckitt Benckiser plc	25,174	1,150,434	1.03
Takeda Pharmaceutical Co Ltd	11,100	762,044	0.69
Other		1,767,650	1.59

		10,040,059	9.03

COAL MINING		96,014	0.09

COMMUNICATIONS
KDDI Corp	70	474,686	0.43
Royal KPN NV	60,506	860,207	0.77
Other		283,483	0.26

		1,618,376	1.46

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	20,051	2,208,325	1.99
Mitsubishi UFJ Financial Group, Inc	86	1,062,308	0.96
Mizuho Financial Group. Inc	66	471,409	0.42
Nordea Bank AB	132,000	2,034,195	1.83
Societe Generale	13,069	2,218,564	2.00
Sumitomo Mitsui Financial Group, Inc	59	604,849	0.54
Other		1,376,515	1.24

		9,976,165	8.98

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	140,440	3,996,946	3.60
Xinao Gas Holdings Ltd	601,000	679,943	0.61
Other		78,745	0.07

		4,755,634	4.28

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	12,700	544,263	0.49
Other		2,068,649	1.86

		2,612,912	2.35

FABRICATED METAL PRODUCTS		76,304	0.07

FOOD AND KINDRED PRODUCTS
Groupe Danone	27,402	4,152,531	3.74
Nisshin Oillio Group Ltd	118,000	766,472	0.69
Sampo Oyj (A Shares)	89,600	2,398,638	2.16
Other		694,004	0.62

		8,011,645	7.21

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	53

International Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD STORES
	Tesco plc	69,861	$553,302	0.50%
	Other		204,652	0.18

			757,954	0.68

	GENERAL BUILDING CONTRACTORS		1,711,454	1.54

	HEALTH SERVICES		269,340	0.24

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	36,893	4,714,200	4.24

			4,714,200	4.24

	HOLDING AND OTHER INVESTMENT OFFICES
*	Ashmore Group plc	500,920	2,537,800	2.28
	GEA Group AG.	146,934	3,310,888	2.98
	Man Group plc	266,750	2,730,279	2.46
	iShares MSCI EAFE Index Fund	45,000	3,294,900	2.97
	Other		169,053	0.15

			12,042,920	10.84

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,348	4,288,730	3.86
	Other		91,977	0.08

			4,380,707	3.94

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	12,300	692,492	0.62
	Rheinmetall AG.	22,281	1,690,597	1.52
	Other		1,933,906	1.74

			4,316,995	3.88

	INSTRUMENTS AND RELATED PRODUCTS
	Phonak Holding AG.	40,800	3,247,928	2.92
	Tecan Group AG.	7,532	472,566	0.42
	Terumo Corp	13,200	519,104	0.47

			4,239,598	3.81

	INSURANCE AGENTS, BROKERS AND SERVICE		314,969	0.28

	INSURANCE CARRIERS
	AMP Ltd	73,590	586,689	0.53
	Aioi Insurance Co Ltd	67,000	472,921	0.43
	Zurich Financial Services AG.	4,826	1,299,079	1.17
	Other		482,151	0.43

			2,840,840	2.56

	LUMBER AND WOOD PRODUCTS		83,021	0.08

	METAL MINING
	BHP Billiton Ltd	39,275	784,341	0.71
	MMC Norilsk Nickel (ADR)	8,376	1,323,408	1.19
	Other	5,062	959,670	0.86

			3,067,419	2.76

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Siemens AG	21,033	2,086,225	1.88
	Other		226,093	0.20

			2,312,318	2.08

	MISCELLANEOUS RETAIL		104,446	0.09

54	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
*	Collins Stewart plc	161,860	$804,974	0.73%
	Deutsche Postbank AG.	33,444	2,824,121	2.54
*	Tullett Prebon plc	161,860	2,059,973	1.85
	Other		156,208	0.14

			5,845,276	5.26

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd	423,000	599,290	0.54
	Other		726,908	0.65

			1,326,198	1.19

	PETROLEUM AND COAL PRODUCTS
	ENI S.p.A.	32,038	1,077,590	0.97
	Other		189,811	0.17

			1,267,401	1.14

	PRIMARY METAL INDUSTRIES		505,920	0.46

	RAILROAD TRANSPORTATION		293,937	0.26

	REAL ESTATE
	Mitsui Fudosan Co Ltd	19,000	463,804	0.42
	Other		762,609	0.68

			1,226,413	1.10

	SECURITY AND COMMODITY BROKERS		305,161	0.27

	SPECIAL TRADE CONTRACTORS		130,936	0.12

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	12,356	1,132,676	1.02
	Other		839,437	0.75

			1,972,113	1.77

	TOBACCO PRODUCTS
	Japan Tobacco, Inc	118	570,144	0.51

			570,144	0.51

	TRANSPORTATION BY AIR		191,034	0.17

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.	235,306	4,497,698	4.05
	Honda Motor Co Ltd	19,400	766,186	0.69
	Toyota Industries Corp	9,900	455,048	0.41
	Toyota Motor Corp	21,800	1,458,157	1.31
	Other		1,099,773	0.99

			8,276,862	7.45

	TRUCKING AND WAREHOUSING
	Deutsche Post AG.	200,042	6,031,231	5.43

			6,031,231	5.43

	WHOLESALE TRADE-DURABLE GOODS		250,710	0.23

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	55

International Equity Fund	Summary portfolio of investments December 31, 2006	concluded

COMPANY		VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS		$220,646	0.20%

TOTAL COMMON STOCKS	(Cost $95,563,342)	110,475,786	99.40

TOTAL PORTFOLIO	(Cost $95,563,342)	110,475,786	99.40
OTHER ASSETS & LIABILITIES, NET		666,090	0.60

NET ASSETS		$111,141,876	100.00%

*	Non-income producing

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

56	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary of market values by country December 31, 2006

DOMESTIC	VALUE	% OF MARKET
UNITED STATES	$3,341,099	3.03%

TOTAL DOMESTIC	3,341,099	3.03

FOREIGN
AUSTRALIA	4,547,297	4.12
BRAZIL	246,300	0.22
CANADA	56,665	0.05
FINLAND	6,395,584	5.79
FRANCE	15,697,794	14.21
GERMANY	22,373,071	20.25
HONG KONG	2,437,126	2.21
INDIA	925,284	0.84
INDONESIA	125,051	0.11
ITALY	5,575,288	5.05
JAPAN	21,576,447	19.53
KAZAKHSTAN	68,488	0.06
NETHERLANDS	860,207	0.78
NEW ZEALAND	192,607	0.17
RUSSIA	1,813,481	1.64
SINGAPORE	884,303	0.80
SOUTH AFRICA	47,970	0.04
SWEDEN	2,034,195	1.84
SWITZERLAND	10,978,320	9.94
UNITED KINGDOM	10,299,209	9.32

TOTAL FOREIGN	107,134,687	96.97

TOTAL PORTFOLIO	$110,475,786	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	57

Large-Cap Value Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES	8,308	$155,194	0.23%

	APPAREL AND ACCESSORY STORES
	Gap, Inc	83,699	1,632,131	2.44

			1,632,131	2.44

	APPAREL AND OTHER TEXTILE PRODUCTS		58,623	0.09

	BUILDING MATERIALS AND GARDEN SUPPLIES		203,451	0.30

	BUSINESS SERVICES
*	Yahoo!, Inc	18,225	465,467	0.70
	Other		1,352,373	2.02

			1,817,840	2.72

	CHEMICALS AND ALLIED PRODUCTS
	Du Pont (E.I.) de Nemours & Co	16,567	806,979	1.20
	Pfizer, Inc	19,680	509,712	0.76
	Wyeth	12,706	646,990	0.97
	Other		3,211,119	4.80

			5,174,800	7.73

	COAL MINING
	Sasol Ltd (ADR)	13,228	488,113	0.73
	Other		425,760	0.64

			913,873	1.37

	COMMUNICATIONS
	AT&T, Inc	34,514	1,233,876	1.84
	BellSouth Corp	11,594	546,193	0.82
	Sprint Nextel Corp	59,160	1,117,532	1.67
	Other		424,909	0.63

			3,322,510	4.96

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	30,329	1,619,265	2.42
	Bank of New York Co, Inc	34,953	1,376,100	2.06
	Citigroup, Inc	9,667	538,452	0.80
	Hudson City Bancorp, Inc	53,685	745,148	1.11
	JPMorgan Chase & Co	43,045	2,079,074	3.11
	SunTrust Banks, Inc	21,193	1,789,749	2.67
	US Bancorp	23,392	846,556	1.27
	Washington Mutual, Inc	15,715	714,875	1.07
	Wells Fargo & Co	14,126	502,321	0.75
	Other		1,225,420	1.83

			11,436,960	17.09

	EATING AND DRINKING PLACES
	Compass Group plc	112,782	640,393	0.96
	Darden Restaurants, Inc	11,662	468,463	0.70

			1,108,856	1.66

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	13,262	564,696	0.85
	DPL, Inc	23,932	664,831	0.99
	Other		2,274,294	3.40

			3,503,821	5.24

58	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Agere Systems, Inc	25,503	$488,893	0.73%
	Honeywell International, Inc	36,410	1,647,188	2.46
	RadioShack Corp	43,658	732,581	1.10
	Other		1,888,050	2.82

			4,756,712	7.11

	ENGINEERING AND MANAGEMENT SERVICES		386,647	0.58

	FABRICATED METAL PRODUCTS		248,271	0.37

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	8,717	545,248	0.81
	Other		552,486	0.83

			1,097,734	1.64

	FORESTRY		205,250	0.31

	GENERAL BUILDING CONTRACTORS		456,720	0.68

	HEALTH SERVICES
*	Healthsouth Corp	20,762	470,259	0.70
	Other		355,557	0.53

			825,816	1.23

	HOLDING AND OTHER INVESTMENT OFFICES		1,154,264	1.72

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	14,183	1,098,993	1.64
	Other		382,156	0.57

			1,481,149	2.21

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	7,227	979,754	1.47
	Hewlett-Packard Co	24,192	996,468	1.49
	Other		235,911	0.35

			2,212,133	3.31

	INSTRUMENTS AND RELATED PRODUCTS
*	Thermo Electron Corp	18,584	841,669	1.26
	Other		106,609	0.16

			948,278	1.42

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	8,960	836,058	1.25
	Other		316,316	0.47

			1,152,374	1.72

	INSURANCE CARRIERS
	Aetna, Inc	16,715	721,754	1.08
	American International Group, Inc	22,836	1,636,428	2.44
	PartnerRe Ltd	7,331	520,721	0.78
	XL Capital Ltd (Class A)	6,901	497,010	0.74
	Other		1,556,213	2.33

			4,932,126	7.37

	METAL MINING		305,694	0.46

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	59

Large-Cap Value Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	143,778	$782,152	1.17%

			782,152	1.17

	MOTION PICTURES		489,588	0.73

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	19,547	1,160,896	1.74
	Other		510,720	0.76

			1,671,616	2.50

	OIL AND GAS EXTRACTION		188,903	0.28

	PAPER AND ALLIED PRODUCTS		539,475	0.81

	PETROLEUM AND COAL PRODUCTS
	Apache Corp	9,460	629,185	0.94
	Chevron Corp	27,110	1,993,398	2.98
	Devon Energy Corp	7,320	491,026	0.73
	Exxon Mobil Corp	9,952	762,622	1.14
	Occidental Petroleum Corp	14,601	712,967	1.07
	Petroleo Brasileiro S.A. (ADR)	5,022	517,216	0.77
	Other		674,175	1.01

			5,780,589	8.64

	PRIMARY METAL INDUSTRIES		380,164	0.57

	PRINTING AND PUBLISHING		292,385	0.44

	RAILROAD TRANSPORTATION		32,709	0.05

	REAL ESTATE		257,989	0.38

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	15,217	1,239,120	1.85
	Waddell & Reed Financial, Inc (Class A)	20,725	567,036	0.85
	Other		336,900	0.50

			2,143,056	3.20

	TOBACCO PRODUCTS
	Altria Group, Inc	28,129	2,414,031	3.61

			2,414,031	3.61

	TRANSPORTATION BY AIR		517,663	0.77

	TRANSPORTATION EQUIPMENT
*	Ford Motor Co	100,580	755,356	1.13
	ITT Industries, Inc	7,943	451,321	0.67
	Other		218,239	0.33

			1,424,916	2.13

	WHOLESALE TRADE-DURABLE GOODS		140,000	0.21

	WHOLESALE TRADE-NONDURABLE GOODS		290,242	0.43

	TOTAL COMMON STOCKS	(Cost $56,900,571)	66,836,705	99.88

60	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments December 31, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.800%, 01/02/07	$550,000	$549,703	0.82%

TOTAL SHORT-TERM INVESTMENTS	(Cost $549,927)	549,703	0.82

TOTAL PORTFOLIO	(Cost $57,450,498)	67,386,408	100.70
OTHER ASSETS & LIABILITIES, NET		(469,661)	(0.70)

NET ASSETS		$66,916,747	100.00%

*	Non-income producing

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	61

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-LIVESTOCK		$176,500	0.31%

	AMUSEMENT AND RECREATION SERVICES		314,718	0.55

	APPAREL AND ACCESSORY STORES
d*	Payless Shoesource, Inc	10,900	357,738	0.63
	Other		643,440	1.12

			1,001,178	1.75

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	8,400	273,168	0.48
	Other		514,044	0.90

			787,212	1.38

	AUTO REPAIR, SERVICES AND PARKING		3,117	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		128,121	0.22

	BUILDING MATERIALS AND GARDEN SUPPLIES		4,842	0.01

	BUSINESS SERVICES
*	Labor Ready, Inc	11,400	208,962	0.37
*	RealNetworks, Inc	23,800	260,372	0.46
*	Rent-A-Center, Inc	7,419	218,935	0.38
*	Sybase, Inc	10,300	254,410	0.44
*	SYKES Enterprises, Inc	14,200	250,488	0.44
*	Transaction Systems Architects, Inc	6,702	218,284	0.38
	Viad Corp	6,800	276,080	0.48
	Other		5,637,673	9.86

			7,325,204	12.81

	CHEMICALS AND ALLIED PRODUCTS
*	Aventine Renewable Energy Holdings, Inc	8,900	209,684	0.37
*	Medicines Co	6,758	214,364	0.37
	Perrigo Co	14,823	256,438	0.45
	Other		3,506,199	6.13

			4,186,685	7.32

	COAL MINING		333,518	0.58

	COMMUNICATIONS
	Commonwealth Telephone Enterprises, Inc	4,921	205,993	0.36
	Other		1,542,817	2.70

			1,748,810	3.06

	DEPOSITORY INSTITUTIONS
	City Holding Co	5,349	218,721	0.38
*	FirstFed Financial Corp	3,200	214,304	0.38
	Hanmi Financial Corp	10,885	245,239	0.43
	Other		4,343,130	7.59

			5,021,394	8.78

	EATING AND DRINKING PLACES
	CBRL Group, Inc	4,700	210,372	0.37
*	Jack in the Box, Inc	5,200	317,408	0.55
	Other		863,478	1.51

			1,391,258	2.43

62	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$270,822	0.47%

	ELECTRIC, GAS, AND SANITARY SERVICES
	Avista Corp	10,100	255,631	0.45
	Black Hills Corp	7,700	284,438	0.50
	New Jersey Resources Corp	5,400	262,332	0.46
	Nicor, Inc	6,600	308,880	0.54
	UIL Holdings Corp	6,400	270,016	0.47
	Other		1,078,884	1.88

			2,460,181	4.30

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Arris Group, Inc	18,913	236,602	0.41
*	Interdigital Communications Corp	9,174	307,788	0.54
*	Plexus Corp	12,000	286,560	0.50
	Other		3,223,314	5.64

			4,054,264	7.09

	ENGINEERING AND MANAGEMENT SERVICES		1,131,623	1.98

	FABRICATED METAL PRODUCTS		419,899	0.73

	FOOD AND KINDRED PRODUCTS
	Imperial Sugar Co	8,374	202,735	0.36
	Other		304,133	0.53

			506,868	0.89

	FOOD STORES
*	Pantry, Inc	5,500	257,620	0.45
	Other		41,702	0.07

			299,322	0.52

	FURNITURE AND FIXTURES
	Ethan Allen Interiors, Inc	5,900	213,049	0.37
	Furniture Brands International, Inc	13,300	215,859	0.38
	Other		180,713	0.32

			609,621	1.07

	FURNITURE AND HOME FURNISHINGS STORES		28,600	0.05

	GENERAL BUILDING CONTRACTORS		341,646	0.60

	GENERAL MERCHANDISE STORES		212,189	0.37

	HEALTH SERVICES		371,311	0.65

	HEAVY CONSTRUCTION, EXCEPT BUILDING		161,024	0.28

	HOLDING AND OTHER INVESTMENT OFFICES
	Cousins Properties, Inc	7,700	271,579	0.47
	DiamondRock Hospitality Co	15,800	284,558	0.50
	Medical Properties Trust, Inc	13,500	206,550	0.36
	Newkirk Realty Trust, Inc	11,500	207,460	0.36
	Strategic Hotels & Resorts, Inc	13,000	283,270	0.50
	Other		2,965,640	5.19

			4,219,057	7.38

	HOTELS AND OTHER LODGING PLACES		231,563	0.41

	INDUSTRIAL MACHINERY AND EQUIPMENT		2,227,585	3.90

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	63

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	STERIS Corp	11,200	$281,904	0.49%
	Other		3,313,309	5.80

			3,595,213	6.29

	INSURANCE AGENTS, BROKERS AND SERVICE		24,380	0.04

	INSURANCE CARRIERS
*	AMERIGROUP Corp	6,300	226,107	0.40
*	Molina Healthcare, Inc	6,200	201,562	0.35
	Odyssey Re Holdings Corp	7,100	264,830	0.46
	Other		969,819	1.70

			1,662,318	2.91

	LEATHER AND LEATHER PRODUCTS		278,630	0.49

	LUMBER AND WOOD PRODUCTS		367,953	0.64

	METAL MINING		176,788	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		253,877	0.44

	MISCELLANEOUS RETAIL		426,503	0.75

	MOTION PICTURES		51,998	0.09

	NONDEPOSITORY INSTITUTIONS
*	Ocwen Financial Corp	16,100	255,346	0.45
	Other		608,360	1.06

			863,706	1.51

	OIL AND GAS EXTRACTION
*	Basic Energy Services, Inc	9,800	241,570	0.42
*	Trico Marine Services, Inc	5,320	203,809	0.36
	Other		902,170	1.58

			1,347,549	2.36

	PAPER AND ALLIED PRODUCTS		33,920	0.06

	PERSONAL SERVICES		47,558	0.08

	PETROLEUM AND COAL PRODUCTS		433,910	0.76

	PRIMARY METAL INDUSTRIES
	Quanex Corp	6,800	235,212	0.41
	Other		885,257	1.55

			1,120,469	1.96

	PRINTING AND PUBLISHING
*	Consolidated Graphics, Inc	4,100	242,187	0.42
*	Valassis Communications, Inc	15,800	229,100	0.40
	Other		628,208	1.10

			1,099,495	1.92

	REAL ESTATE		12,870	0.02

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		348,724	0.61

	SECURITY AND COMMODITY BROKERS		201,536	0.35

	SOCIAL SERVICES		52,866	0.09

	SPECIAL TRADE CONTRACTORS		315,129	0.55

64	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	STONE, CLAY, AND GLASS PRODUCTS		$13,576	0.02%

	TEXTILE MILL PRODUCTS		59,580	0.10

	TRANSPORTATION BY AIR		462,403	0.81

	TRANSPORTATION EQUIPMENT
*	Navistar International Corp	6,500	217,295	0.38
	Other		1,086,483	1.90

			1,303,778	2.28

	TRANSPORTATION SERVICES
	Pacer International, Inc	8,190	243,816	0.43
	Other		150,095	0.26

			393,911	0.69

	TRUCKING AND WAREHOUSING		164,609	0.29

	WHOLESALE TRADE-DURABLE GOODS
	Applied Industrial Technologies, Inc	10,200	268,362	0.47
	Other		818,983	1.43

			1,087,345	1.90

	WHOLESALE TRADE-NONDURABLE GOODS
*	United Stationers, Inc	5,270	246,056	0.43
	Other		293,164	0.51

			539,220	0.94

	TOTAL COMMON STOCKS	(Cost $51,923,274)	56,707,946	99.16

	ISSUER	PRINCIPAL
	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	Federal Home Loan Banks (FHLB) 4.800% 01/02/07	$360,000	359,806	0.63

	TOTAL SHORT-TERM INVESTMENTS	(Cost $359,952)	359,806	0.63

	TOTAL PORTFOLIO	(Cost $52,283,226)	57,067,752	99.79
	OTHER ASSETS & LIABILITIES, NET		122,470	0.21

	NET ASSETS		$57,190,222	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $382,780.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	65

Stock Index Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$7,011	0.00	%**

	AGRICULTURAL PRODUCTION-LIVESTOCK		19,980	0.01

	AMUSEMENT AND RECREATION SERVICES		423,492	0.25

	APPAREL AND ACCESSORY STORES		1,205,852	0.70

	APPAREL AND OTHER TEXTILE PRODUCTS		326,596	0.19

	AUTO REPAIR, SERVICES AND PARKING		101,677	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		318,970	0.19

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	22,641	909,263	0.53
	Other		651,603	0.38

			1,560,866	0.91

	BUSINESS SERVICES
*	Google, Inc (Class A)	2,222	1,023,187	0.60
	Microsoft Corp	94,678	2,827,085	1.65
*	Oracle Corp	42,341	725,725	0.43
	Other		7,133,336	4.17

			11,709,333	6.85

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	16,305	794,217	0.46
*	Amgen, Inc	12,552	857,427	0.50
	Merck & Co, Inc	23,244	1,013,438	0.59
	Pfizer, Inc	78,112	2,023,101	1.18
	Procter & Gamble Co	34,986	2,248,550	1.32
	Wyeth	14,363	731,364	0.43
	Other		7,559,588	4.42

			15,227,685	8.90

	COAL MINING		274,218	0.16

	COMMUNICATIONS
	AT&T, Inc	41,499	1,483,589	0.87
	BellSouth Corp	19,425	915,112	0.53
*	Comcast Corp (Class A)	20,823	881,438	0.52
	Verizon Communications, Inc	31,137	1,159,542	0.68
	Other		3,703,106	2.16

			8,142,787	4.76

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	48,647	2,597,263	1.52
	Citigroup, Inc	52,981	2,951,042	1.73
	JPMorgan Chase & Co	37,101	1,791,978	1.05
	US Bancorp	18,964	686,307	0.40
	Wachovia Corp	20,146	1,147,315	0.67
	Wells Fargo & Co	35,852	1,274,897	0.74
	Other		6,513,356	3.81

			16,962,158	9.92

	EATING AND DRINKING PLACES		1,619,861	0.95

66	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Stock Index Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$194,123	0.11%

	ELECTRIC, GAS, AND SANITARY SERVICES		6,934,751	4.05

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	9,053	768,057	0.45
*	Cisco Systems, Inc	65,067	1,778,281	1.04
	Intel Corp	61,985	1,255,196	0.73
	Qualcomm, Inc	17,835	673,985	0.39
	Other		5,656,856	3.31

			10,132,375	5.92

	ENGINEERING AND MANAGEMENT SERVICES		1,295,270	0.76

	ENVIRONMENTAL QUALITY AND HOUSING		2,379	0.00	**

	FABRICATED METAL PRODUCTS		648,104	0.38

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	21,770	1,050,402	0.61
	PepsiCo, Inc	17,678	1,105,759	0.65
	Other		2,448,127	1.43

			4,604,288	2.69

	FOOD STORES		388,896	0.23

	FORESTRY		222,589	0.13

	FURNITURE AND FIXTURES		515,816	0.30

	FURNITURE AND HOME FURNISHINGS STORES		318,842	0.19

	GENERAL BUILDING CONTRACTORS		580,492	0.34

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	26,248	1,212,133	0.71
	Other		1,594,798	0.93

			2,806,931	1.64

	HEALTH SERVICES		2,443,116	1.43

	HEAVY CONSTRUCTION, EXCEPT BUILDING		25,628	0.01

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 3000 Index Fund	30,800	2,526,832	1.48
	Other		4,584,340	2.68

			7,111,172	4.16

	HOTELS AND OTHER LODGING PLACES		970,865	0.57

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	8,003	623,674	0.36
*	Dell, Inc	24,616	617,615	0.36
d	General Electric Co	110,904	4,126,738	2.41
	Hewlett-Packard Co	29,852	1,229,604	0.72
	International Business Machines Corp	16,566	1,609,387	0.94
	Other		4,062,677	2.38

			12,269,695	7.17

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	31,612	2,087,024	1.22
	Medtronic, Inc	12,932	691,991	0.41

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	67

Stock Index Fund	Summary portfolio of investments December 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS—(continued)
Other		$4,244,931	2.48%

		7,023,946	4.11

INSURANCE AGENTS, BROKERS AND SERVICE		718,104	0.42

INSURANCE CARRIERS
American International Group, Inc	23,563	1,688,525	0.99
UnitedHealth Group, Inc	14,354	771,240	0.45
Other		5,242,442	3.06

		7,702,207	4.50

JUSTICE, PUBLIC ORDER AND SAFETY		33,218	0.02

LEATHER AND LEATHER PRODUCTS		240,674	0.14

LEGAL SERVICES		18,632	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		24,466	0.01

LUMBER AND WOOD PRODUCTS		54,193	0.03

METAL MINING		659,809	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES		370,099	0.22

MISCELLANEOUS RETAIL		2,037,169	1.19

MOTION PICTURES
Time Warner, Inc	42,487	925,367	0.54
Walt Disney Co	22,208	761,068	0.44
Other		901,628	0.53

		2,588,063	1.51

NONDEPOSITORY INSTITUTIONS
American Express Co	11,571	702,013	0.41
Other		2,346,763	1.37

		3,048,776	1.78

NONMETALLIC MINERALS, EXCEPT FUELS		135,682	0.08

OIL AND GAS EXTRACTION		2,822,598	1.65

PAPER AND ALLIED PRODUCTS		867,910	0.51

PERSONAL SERVICES		261,154	0.15

PETROLEUM AND COAL PRODUCTS
Chevron Corp	23,613	1,736,264	1.02
ConocoPhillips	17,656	1,270,349	0.74
Exxon Mobil Corp	64,620	4,951,831	2.90
Other		2,566,484	1.50

		10,524,928	6.16

PRIMARY METAL INDUSTRIES		1,487,986	0.87

PRINTING AND PUBLISHING		1,050,824	0.61

RAILROAD TRANSPORTATION		986,645	0.58

REAL ESTATE		203,155	0.12

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		285,002	0.17

68	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Stock Index Fund	Summary portfolio of investments December 31, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	4,066	$810,557	0.47%
Merrill Lynch & Co, Inc	9,869	918,804	0.54
Morgan Stanley	11,452	932,536	0.55
Other		2,666,730	1.56

		5,328,627	3.12

SOCIAL SERVICES		20,403	0.01

SPECIAL TRADE CONTRACTORS		98,126	0.06

STONE, CLAY, AND GLASS PRODUCTS		198,141	0.12

TEXTILE MILL PRODUCTS		12,867	0.01

TOBACCO PRODUCTS
Altria Group, Inc	22,317	1,915,245	1.12
Other		302,456	0.18

		2,217,701	1.30

TRANSPORTATION BY AIR		802,839	0.47

TRANSPORTATION EQUIPMENT
Boeing Co	8,498	754,962	0.44
United Technologies Corp	10,797	675,028	0.40
Other		2,828,349	1.65

		4,258,339	2.49

TRANSPORTATION SERVICES		310,134	0.18

TRUCKING AND WAREHOUSING		694,439	0.41

WATER TRANSPORTATION		97,535	0.06

WHOLESALE TRADE-DURABLE GOODS		577,672	0.34

WHOLESALE TRADE-NONDURABLE GOODS		1,367,617	0.80

TOTAL COMMON STOCKS	(Cost $142,316,669)	168,495,498	98.53

ISSUER	PRINCIPAL
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.800%, 01/02/07	$2,530,000	2,528,637	1.48

TOTAL SHORT-TERM INVESTMENTS	(Cost $2,529,663)	2,528,637	1.48

TOTAL PORTFOLIO	(Cost $144,846,332)	171,024,135	100.01
OTHER ASSETS & LIABILITIES, NET		(8,826)	(0.01)

NET ASSETS		$171,015,309	100.00%

*	Non-income producing
**	Percentage is less than 0.01%
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $2,710,966.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	69

Social Choice Equity Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$4,088	0.01%

	AMUSEMENT AND RECREATION SERVICES		21,395	0.06

	APPAREL AND ACCESSORY STORES		293,301	0.82

	APPAREL AND OTHER TEXTILE PRODUCTS		55,462	0.15

	AUTO REPAIR, SERVICES AND PARKING		11,900	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		35,340	0.10

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	6,628	266,180	0.74
	Other		149,520	0.42

			415,700	1.16

	BUSINESS SERVICES
*	Google, Inc (Class A)	496	228,398	0.63
	Microsoft Corp	27,174	811,416	2.26
	Other		1,314,184	3.66

			2,353,998	6.55

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	6,306	307,165	0.85
*	Amgen, Inc	3,911	267,160	0.74
	Bristol-Myers Squibb Co	7,609	200,269	0.56
	Merck & Co, Inc	8,394	365,978	1.02
	Procter & Gamble Co	9,956	639,872	1.78
	Other		1,763,412	4.91

			3,543,856	9.86

	COMMUNICATIONS
	AT&T, Inc	12,711	454,418	1.26
	BellSouth Corp	6,300	296,793	0.83
	Verizon Communications, Inc	9,776	364,058	1.01
	Other		851,824	2.37

			1,967,093	5.47

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	14,550	776,825	2.16
	SunTrust Banks, Inc	2,000	168,900	0.47
	US Bancorp	8,800	318,472	0.89
	Wachovia Corp	7,761	441,989	1.23
	Washington Mutual, Inc	4,890	222,446	0.62
	Wells Fargo & Co	12,300	437,388	1.22
	Other		1,218,455	3.39

			3,584,475	9.98

	EATING AND DRINKING PLACES
	McDonald’s Corp	7,066	313,236	0.87
	Other		195,368	0.54

			508,604	1.41

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	1,515	160,211	0.44
	Other		1,957,842	5.45

			2,118,053	5.89

70	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	2,142	$181,727	0.51%
*	Cisco Systems, Inc	17,400	475,542	1.32
	Emerson Electric Co	6,356	280,236	0.78
	Intel Corp	19,109	386,957	1.08
	Motorola, Inc	7,700	158,312	0.44
	Qualcomm, Inc	5,400	204,066	0.57
	Texas Instruments, Inc	5,674	163,411	0.45
	Other		472,871	1.31

			2,323,122	6.46

	ENGINEERING AND MANAGEMENT SERVICES		290,359	0.81

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	3,402	157,138	0.44
	Other		62,903	0.17

			220,041	0.61

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	6,321	395,379	1.10
	Other		543,420	1.51

			938,799	2.61

	FOOD STORES		104,649	0.29

	FORESTRY		40,624	0.11

	FURNITURE AND FIXTURES		198,129	0.55

	FURNITURE AND HOME FURNISHINGS STORES		53,077	0.15

	GENERAL BUILDING CONTRACTORS		163,790	0.46

	GENERAL MERCHANDISE STORES
	Target Corp	3,100	176,855	0.49
	Other		284,787	0.79

			461,642	1.28

	HEALTH SERVICES
*	WellPoint, Inc	2,712	213,407	0.59
	Other		308,427	0.86

			521,834	1.45

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	3,346	161,177	0.45
	Other		869,849	2.42

			1,031,026	2.87

	HOTELS AND OTHER LODGING PLACES		92,276	0.26

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	3,366	262,312	0.73
*	Dell, Inc	6,700	168,103	0.47
	Hewlett-Packard Co	8,619	355,017	0.99
	International Business Machines Corp	5,600	544,040	1.51
	Other		801,340	2.23

			2,130,812	5.93

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	10,536	695,587	1.94

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	71

Social Choice Equity Fund	Summary portfolio of investments December 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS—(continued)
Medtronic, Inc	4,266	$228,274	0.63%
Other		917,157	2.55

		1,841,018	5.12

INSURANCE AGENTS, BROKERS AND SERVICE
Hartford Financial Services Group, Inc	1,749	163,199	0.46
Other		26,544	0.07

		189,743	0.53

INSURANCE CARRIERS
Prudential Financial, Inc	2,650	227,529	0.63
St. Paul Travelers Cos, Inc	3,716	199,512	0.56
Other		1,236,220	3.44

		1,663,261	4.63

LEATHER AND LEATHER PRODUCTS		38,836	0.11

LUMBER AND WOOD PRODUCTS		3,744	0.01

METAL MINING		35,980	0.10

MISCELLANEOUS MANUFACTURING INDUSTRIES		57,260	0.16

MISCELLANEOUS RETAIL		455,597	1.27

MOTION PICTURES
Time Warner, Inc	17,264	376,010	1.05
Walt Disney Co	9,827	336,771	0.94
Other		25,883	0.07

		738,664	2.06

NONDEPOSITORY INSTITUTIONS
American Express Co	5,653	342,967	0.95
Freddie Mac	3,700	251,230	0.70
Other		556,862	1.55

		1,151,059	3.20

NONMETALLIC MINERALS, EXCEPT FUELS		96,485	0.27

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	3,812	165,898	0.46
Other		935,844	2.61

		1,101,742	3.07

PAPER AND ALLIED PRODUCTS		285,926	0.80

PETROLEUM AND COAL PRODUCTS
Apache Corp	2,702	179,710	0.50
Devon Energy Corp	2,934	196,813	0.55
Other		648,226	1.80

		1,024,749	2.85

PRIMARY METAL INDUSTRIES		412,561	1.15

PRINTING AND PUBLISHING		344,503	0.96

RAILROAD TRANSPORTATION		250,474	0.70

REAL ESTATE		16,561	0.05

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		13,896	0.04

72	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	1,610	$320,953	0.89%
Merrill Lynch & Co, Inc	4,036	375,752	1.05
Other		571,843	1.59

		1,268,548	3.53

SOCIAL SERVICES		2,649	0.01

SPECIAL TRADE CONTRACTORS		12,963	0.04

STONE, CLAY, AND GLASS PRODUCTS		23,853	0.07

TEXTILE MILL PRODUCTS		9,930	0.03

TRANSPORTATION BY AIR		230,116	0.64

TRANSPORTATION EQUIPMENT		348,174	0.97

TRANSPORTATION SERVICES		19,055	0.05

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	2,944	220,741	0.61

		220,741	0.61

WATER TRANSPORTATION		25,674	0.07

WHOLESALE TRADE-DURABLE GOODS		182,830	0.51

WHOLESALE TRADE-NONDURABLE GOODS		353,624	0.98

TOTAL COMMON STOCKS	(Cost $31,704,490)	35,903,661	99.92

TOTAL PORTFOLIO	(Cost $31,704,490)	35,903,661	99.92
OTHER ASSETS & LIABILITIES, NET		27,360	0.08

NET ASSETS		$35,931,021	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	73

Real Estate Securities Fund	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
*	Sunterra Corp	113,700	$1,370,085	1.31%

			1,370,085	1.31

	HOLDING AND OTHER INVESTMENT OFFICES
	Acadia Realty Trust	32,000	800,640	0.77
	American Financial Realty Trust	19,100	218,504	0.21
	Archstone-Smith Trust	91,000	5,297,110	5.06
	AvalonBay Communities, Inc	39,100	5,084,955	4.86
	BioMed Realty Trust, Inc	38,200	1,092,520	1.04
	Boston Properties, Inc	52,200	5,840,136	5.58
	BRE Properties, Inc (Class A)	43,300	2,815,366	2.69
g,v	CBRE Realty Finance, Inc	12,700	199,517	0.19
	Cogdell Spencer, Inc	41,800	898,700	0.86
	Corporate Office Properties Trust	69,300	3,497,571	3.34
	Crescent Real Estate Equities Co	15,764	311,339	0.30
	Digital Realty Trust, Inc	12,896	441,430	0.42
	Douglas Emmett, Inc	29,400	781,746	0.75
	EastGroup Properties, Inc	42,500	2,276,300	2.17
	Equity Lifestyle Properties, Inc	7,100	386,453	0.37
	Equity Office Properties Trust	88,800	4,277,496	4.08
	Equity Residential	61,400	3,116,050	2.98
	Essex Property Trust, Inc	14,400	1,861,200	1.78
	Extra Space Storage, Inc	15,700	286,682	0.27
	Federal Realty Investment Trust	42,600	3,621,000	3.46
	First Potomac Realty Trust	6,500	189,215	0.18
	General Growth Properties, Inc	72,200	3,771,006	3.60
g,v*	GSC Capital Corp	20,000	460,000	0.44
	Highwoods Properties, Inc	15,500	631,780	0.60
	Host Marriott Corp	187,500	4,603,125	4.40
	Kilroy Realty Corp	27,100	2,113,800	2.02
	Kimco Realty Corp	57,500	2,584,625	2.47
	LaSalle Hotel Properties	9,500	435,575	0.42
	Macerich Co	37,700	3,263,689	3.12
*	Mills Corp	16,300	326,000	0.31
	Mission West Properties, Inc	132,800	1,739,680	1.66
	Pennsylvania Real Estate Investment Trust	5,600	220,528	0.21
	Prologis	57,400	3,488,198	3.33
	PS Business Parks, Inc	4,300	304,053	0.29
	Public Storage, Inc	43,200	4,212,000	4.02
	Regency Centers Corp	44,600	3,486,382	3.33
	Simon Property Group, Inc	79,000	8,001,910	7.64
	SL Green Realty Corp	26,000	3,452,280	3.30
	Strategic Hotels & Resorts, Inc	20,300	442,337	0.42
	Sunstone Hotel Investors, Inc	14,700	392,931	0.37
	Taubman Centers, Inc	55,500	2,822,730	2.70
	United Dominion Realty Trust, Inc	27,000	858,330	0.82
	U-Store-It Trust	16,000	328,800	0.31
	Vornado Realty Trust	44,300	5,382,450	5.14
	Other		57,600	0.05

			96,673,739	92.33

74	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	6,300	$219,870	0.21%
	Starwood Hotels & Resorts Worldwide, Inc	24,600	1,537,500	1.47

			1,757,370	1.68

	REAL ESTATE
g,v	Asset Capital Corp, Inc	40,000	312,800	0.30
*	Brookfield Properties Corp	78,892	3,102,822	2.96
*	MI Developments, Inc	14,100	503,371	0.48

			3,918,993	3.74

	TOTAL COMMON STOCKS	(Cost $84,526,962)	103,720,187	99.06

	TOTAL PORTFOLIO	(Cost $84,526,962)	103,720,187	99.06
	OTHER ASSETS & LIABILITIES, NET		984,990	0.94

	NET ASSETS		$104,705,177	100.00%

*	Non-income producing
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2006, the value of these securities amounted to $972,317 or 0.93% of net assets.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	75

Bond Fund	Summary portfolio of investments December 31, 2006

	ISSUER	RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS
	CORPORATE BONDS
	ASSET BACKED
	Bank of America Alternative Loan Trust Series 2004-7 (Class 2A1) 6.000%, 08/25/34	Aaa	$535,568	$535,402	0.75%
	Centex Home Equity Series 2002-A (Class AF6) 5.540%, 01/25/32	Aaa	824,068	821,194	1.14
i	Centex Home Equity Series 2004-C (Class AF5) 5.980%, 06/25/34	Aaa	400,000	401,493	0.56
i	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B) 5.700%, 02/25/34	Baa2	500,000	484,437	0.68
i	CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2) 6.390%, 12/25/30	A3	434,221	432,130	0.60
g	Hertz Vehicle Financing LLC Series 2005-1A (Class A3) 5.010%, 02/25/11	Aaa	1,000,000	994,025	1.39
	Household Automotive Trust Series 2006-3 (Class A4) 5.340%, 09/17/13	Aaa	1,000,000	1,007,558	1.40
g	Marriott Vacation Club Owner Trust Series 2006-2A (Class A) 5.362%, 10/20/28	Aaa	936,479	935,953	1.30
i	Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3) 5.550%, 03/25/36	Aaa	1,000,000	998,925	1.39
g,v	Sonic Capital LLC Series 2006-1A (Class A2) 5.096%, 12/20/31	Aaa	1,000,000	991,523	1.38
g,p	TRAINS Trust Series 5-2002 5.940%, 01/25/07	A3	419,999	420,008	0.59
g,p	TRAINS Trust Series 10-2002 6.962%, 01/15/12	A3	2,880,000	3,031,891	4.23
	Other			3,209,838	4.47

				14,264,377	19.88

	BUILDING MATERIALS AND GARDEN SUPPLIES			97,773	0.14

	CHEMICALS AND ALLIED PRODUCTS			347,363	0.48

	COMMUNICATIONS			1,427,547	1.99

	DEPOSITORY INSTITUTIONS			1,719,385	2.40

	ELECTRIC, GAS, AND SANITARY SERVICES			650,760	0.91

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT			100,244	0.14

	FOOD AND KINDRED PRODUCTS			257,053	0.36

	GENERAL BUILDING CONTRACTORS			94,735	0.13

	GENERAL MERCHANDISE STORES			422,106	0.59

	HEALTH SERVICES			98,417	0.14

	HOLDING AND OTHER INVESTMENT OFFICES			99,095	0.14

	INSTRUMENTS AND RELATED PRODUCTS			94,831	0.13

	INSURANCE CARRIERS			398,944	0.56

	METAL MINING			189,860	0.26

	MISCELLANEOUS MANUFACTURING INDUSTRIES			100,682	0.14

	MOTION PICTURES			300,592	0.42

76	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments December 31, 2006	continued

	ISSUER	RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp 6.000%, 06/15/12	Aaa	$500,000	$517,531	0.72%
	Other			1,547,013	2.16

				2,064,544	2.88

	OIL AND GAS EXTRACTION			476,115	0.66

	OTHER MORTGAGE BACKED SECURITIES
	Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3) 5.706%, 07/25/36	Aaa	500,000	500,854	0.70
	JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3) 5.376%, 07/12/37	Aaa	750,000	754,554	1.05
d,i	Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ) 4.922%, 10/12/41	A	500,000	484,738	0.68
	Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)5.000%, 01/25/20	Aaa	772,307	762,153	1.06
	Other			2,790,136	3.89

				5,292,435	7.38

	PAPER AND ALLIED PRODUCTS			97,156	0.13

	PETROLEUM AND COAL PRODUCTS			101,865	0.14

	PIPELINES, EXCEPT NATURAL GAS			196,047	0.27

	RAILROAD TRANSPORTATION			52,954	0.07

	SECURITY AND COMMODITY BROKERS			1,015,999	1.42

	TRANSPORTATION BY AIR			50,035	0.07

	TRANSPORTATION EQUIPMENT			361,206	0.50

	WHOLESALE TRADE-DURABLE GOODS			102,243	0.14

	TOTAL CORPORATE BONDS	(Cost $30,746,292)		30,474,363	42.47

	GOVERNMENT BONDS
	AGENCY SECURITIES
	Cal Dive International, Inc 4.930%, 02/01/27	NR	486,506	467,528	0.65
	Federal Farm Credit Bank (FFCB) 3.375%, 07/15/08	Aaa	550,000	536,476	0.75
	FFCB 4.125%, 04/15/09	Aaa	550,000	540,151	0.75
	Federal Home Loan Mortgage Corp (FHLMC) 5.875%, 03/21/11	Aa2	1,000,000	1,030,554	1.44
	FHLMC 6.250%, 03/05/12	Aa2	1,250,000	1,251,742	1.75
	FHLMC 5.125%, 10/18/16	Aaa	1,500,000	1,513,472	2.11
	Federal National Mortgage Association (FNMA) 5.250%, 08/01/12	Aa2	1,000,000	1,006,349	1.40
	Other			1,752,796	2.44

				8,099,068	11.29

	FOREIGN GOVERNMENT BONDS
	Province of Manitoba Canada 4.450%, 04/12/10	Aa1	1,000,000	983,721	1.37
	Province of Saskatchewan Canada 8.000%, 02/01/13	Aa1	500,000	574,307	0.80
	Other			1,985,406	2.77

				3,543,434	4.94

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	77

Bond Fund	Summary portfolio of investments December 31, 2006	continued

	ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold (FGLMC)5.000%, 02/01/19	$488,653	$480,627	0.67%
	FGLMC 4.500–6.500%, 07/01/20–12/01/36	1,290,520	1,263,977	1.76
	FGLMC 5.000%, 07/01/33	468,224	452,580	0.63
d	FGLMC 6.000%, 11/01/33	652,145	658,062	0.92
	Federal National Mortgage Association (FNMA) 6.366%, 12/01/08	429,363	429,462	0.60
	FNMA 4.000–7.500%, 06/01/13–12/01/36	5,244,266	5,199,672	7.25
	FNMA 4.552%, 01/01/15	1,875,926	1,810,064	2.52
	FNMA 5.500%, 07/01/20	412,484	412,781	0.57
	FNMA 5.500%, 07/01/24	670,247	666,678	0.93
	FNMA 5.500%, 07/01/33	637,688	631,188	0.88
	FNMA 5.500%, 07/01/33	999,195	989,010	1.38
	FNMA 4.500%, 09/01/33	485,750	456,673	0.64
	FNMA 6.000%, 10/01/33	736,608	742,819	1.03
	FNMA 5.500%, 11/01/33	1,750,616	1,732,770	2.41
d	FNMA 5.000%, 03/01/34	753,722	729,098	1.02
d	FNMA 5.000%, 03/01/34	1,352,213	1,308,035	1.82
	FNMA 5.000%, 02/25/35	1,397,616	1,374,798	1.92
	FNMA 5.500%, 09/01/35	518,793	513,505	0.72
	Government National Mortgage Association (GNMA)5.500%, 07/20/33	465,490	462,626	0.64
	Other		446,293	0.62

			20,760,718	28.93

	U.S. TREASURY SECURITIES
	United States Treasury Bond 8.000%, 11/15/21	2,784,000	3,690,582	5.14
	United States Treasury Note 4.875%, 04/30/08	750,000	749,363	1.04
	United States Treasury Note 2.625%, 05/15/08	500,000	485,125	0.68
	United States Treasury Note 4.625%, 09/30/08	500,000	498,180	0.69
	United States Treasury Note 3.625%, 05/15/13	600,000	565,500	0.79
	United States Treasury Note 4.625%, 11/15/16	585,000	581,344	0.81
	Other		507,027	0.71

			7,077,121	9.86

	TOTAL GOVERNMENT BONDS	(Cost $40,049,687)	39,480,341	55.02

	TOTAL BONDS	(Cost $70,795,979)	69,954,704	97.49

	COMPANY
	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS		103,600	0.14

	TOTAL PREFERRED STOCKS	(Cost $100,000)	103,600	0.14

	ISSUER
	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Banks (FHLB) 4.800%, 01/02/07	2,100,000	2,098,868	2.92

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,099,720)	2,098,868	2.92

	TOTAL PORTFOLIO	(Cost $72,995,699)	72,157,172	100.55
	OTHER ASSETS & LIABILITIES, NET		(396,319)	(0.55)

	NET ASSETS		$71,760,853	100.00%

78	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments December 31, 2006	concluded

†	As provided by Moody's Investors Service (unaudited).
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2006, the value of these securities amounted to $6,373,400 or 8.88% of net assets.
i	Floating rate or variable rate securities reflects the rate at December 31, 2006.
p	“TRAINS” are a service mark of Lehman Brothers, Inc.
v	Security valued at fair value.

ABBREVIATION:

NR—Not Rated

TRAINS—Targeted Return Index Securities

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	79

Money Market Fund	Summary portfolio of investments December 31, 2006

	ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSIT
	Abbey National plc 5.300%, 02/06/07	$1,200,000	$1,200,012	2.23%
	American Express Centurion Bank 5.290%, 01/08/07	835,000	835,002	1.55
	Deutsche Bank 5.290%, 01/09/07	1,025,000	1,025,002	1.90
	Lloyds Bank plc 5.305%, 01/31/07	380,000	380,002	0.70

			3,440,018	6.38

	COMMERCIAL PAPER
c	Abbott Laboratories 5.230%, 02/08/07	1,130,000	1,123,762	2.09
	American Honda Finance Corp 5.240%–5.230%, 01/22/07–02/23/07	1,265,000	1,257,427	2.33
	Barclays U.S. Funding Corp 5.240%, 03/05/07	500,000	495,415	0.92
	Becton Dickinson & Co 5.230%, 01/22/07	1,286,000	1,282,077	2.38
c	Beta Finance, Inc 5.255%, 02/15/07	1,300,000	1,291,461	2.40
c	BMW US Capital Corp 5.240%, 02/09/07	1,234,000	1,226,995	2.28
	Calyon North America, Inc 5.250%, 02/08/07	1,300,000	1,292,796	2.40
	Caterpillar Financial Services Corp 5.225%, 03/19/07	1,000,000	988,835	1.83
c	CC (USA), Inc 5.250%, 01/18/07	1,300,000	1,296,775	2.41
c	Ciesco LP 5.250%–5.260%, 01/23/07–02/14/07	1,285,000	1,279,750	2.37
	Citigroup Funding, Inc 5.260%, 02/02/07	700,000	696,727	1.29
c	Corporate Asset Funding Corp, Inc 5.250%, 01/17/07	1,240,000	1,237,107	2.30
c	Dorada Finance, Inc 5.260%, 01/29/07	1,300,000	1,294,712	2.40
c	Edison Asset Securitization LLC 5.240%, 02/26/07	1,155,000	1,145,585	2.13
c	Fairway Finance Corp 5.260%, 01/17/07	750,000	748,250	1.39
	General Electric Capital Corp 5.220%–5.230%, 01/03/07–03/16/07	1,150,000	1,142,880	2.12
	Goldman Sachs Group LP 5.280%, 01/25/07	800,000	797,184	1.48
c	Govco, Inc 5.250%, 01/29/07–02/20/07	1,300,000	1,291,483	2.40
	Greenwich Capital Holdings, Inc 5.290%, 01/02/07	850,000	849,875	1.58
c	Greyhawk Funding LLC 5.225%–5.260%, 01/23/07–01/26/07	1,250,000	1,245,672	2.31
c	Harley-Davidson Funding Corp 5.210%–5.220%, 01/12/07–03/05/07	1,240,000	1,232,516	2.29
c	Harrier Finance Funding LLC 5.205%, 04/03/07	1,000,000	986,810	1.83
	HSBC Finance Corp 5.230%, 02/27/07–03/08/07	1,130,000	1,119,819	2.08
c	IBM Capital, Inc 5.220%, 03/16/07	670,000	662,811	1.23
	ING Finance 5.270%, 03/08/07	620,000	614,010	1.14
c	Kitty Hawk Funding Corp 5.250%, 03/30/07	1,300,000	1,283,317	2.38
c	Links Finance LLC 5.255%, 01/16/07	1,000,000	997,834	1.85
	Morgan Stanley Dean Witter 5.240%, 02/13/07	1,300,000	1,291,860	2.40
c	Nestle Capital Corp 5.210%, 01/26/07	1,295,000	1,290,313	2.39
	Paccar Financial Corp 5.210%–5.220%, 03/01/07–03/12/07	1,310,000	1,298,320	2.41
c	Private Export Funding Corp 5.220%, 03/21/07	700,000	691,981	1.28
c	Procter & Gamble International S.C.A. 5.230%, 01/11/07	600,000	599,128	1.11
c	Ranger Funding Co LLC 5.260%, 02/27/07	1,300,000	1,289,173	2.39
	Royal Bank of Scotland plc 5.240%, 01/24/07	435,000	433,544	0.80
c	Scaldis Capital LLC 5.225%, 01/31/07	387,000	385,315	0.72
c	Sigma Finance, Inc 5.250%, 01/29/07	500,000	497,958	0.92
	Societe Generale North America, Inc 5.245%–5.270%, 01/19/07–03/08/07	525,000	522,039	0.97
	Toyota Motor Credit Corp 5.230%, 02/21/07–02/22/07	1,300,000	1,290,223	2.39
	UBS Finance, (Delaware), Inc 5.245%–5.255%, 01/02/07– 02/08/07	1,189,000	1,186,541	2.20
c	Variable Funding Capital Corp 5.250%, 02/06/07	1,190,000	1,183,752	2.20

80	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund	Summary portfolio of investments December 31, 2006	concluded

	ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER—(continued)
c	Yorktown Capital LLC 5.250%, 03/06/07	$764,000	$756,869	1.40%
	Other		903,860	1.68

			42,502,761	78.87

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 5.200%, 01/19/07	815,000	812,885	1.51
	Federal Home Loan Mortgage Corp (FHLMC) 5.100%–5.170%, 01/09/07–04/09/07	1,335,000	1,319,733	2.45
	Federal National Mortgage Association (FNMA) 5.130%–5.185%, 01/24/07–02/28/07	2,715,000	2,694,489	5.00

			4,827,107	8.96

	VARIABLE NOTES
	PNC Bank NA 5.295%, 01/02/08	1,200,000	1,199,699	2.23
	US Bank NA 5.320%, 11/30/07	1,000,000	1,000,041	1.85

			2,199,740	4.08

	TOTAL SHORT-TERM INVESTMENTS	(Cost $52,969,626)	52,969,626	98.29

	TOTAL PORTFOLIO	(Cost $52,969,626)	52,969,626	98.29
	OTHER ASSETS & LIABILITIES, NET		924,135	1.71

	NET ASSETS		$53,893,761	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	81

Statements of assets and liabilities	TIAA-CREF Life Funds December 31, 2006

Growth Equity Fund

ASSETS
Portfolio investments, at cost	$25,451,292
Portfolio investments, at value	28,079,456
Cash	—
Cash—foreign (cost of $8,103, $27,870, $2,295,674, $122,761, and $—, respectively)	8,063
Receivable from securities transactions	89,921
Receivable for Fund shares sold	1,863
Dividends and interest receivable	28,140
Reclaims receivable	218
Total assets	28,207,661

LIABILITIES
Management fees payable	5,350
Cash overdrafts	20,031
Payable for securities transactions	—
Payable for Fund shares redeemed	2,765
Payable for variation margin on open futures contracts	—
Total liabilities	28,146
NET ASSETS	$28,179,515

NET ASSETS CONSIST OF:
Paid-in-capital	$64,253,608
Accumulated undistributed (distributions in excess of) net investment income	5,633
Accumulated undistributed net realized gain (loss) on total investments	(38,707,850)
Net unrealized appreciation on total investments	2,628,124
NET ASSETS	$28,179,515

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	1,889,545
Net asset value per share	$14.91

82	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Small-Cap Equity Fund

$50,290,638	$95,563,342	$57,450,498	$52,283,226
59,745,751	110,475,786	67,386,408	57,067,752
—	20,521	19,298	42,342
27,861	2,299,788	122,474	—
352,019	526,080	296,938	—
3,624	192,660	25,261	1,147
109,076	10,344	78,826	89,899
4,180	82,712	1,945	—
60,242,511	113,607,891	67,931,150	57,201,140

9,895	5,224	5,195	3,544
125	—	—	—
380,963	2,413,221	1,002,459	—
53,944	47,570	6,749	4,934
—	—	—	2,440
444,927	2,466,015	1,014,403	10,918
$59,797,584	$111,141,876	$66,916,747	$57,190,222

$64,730,440	$94,972,570	$55,434,872	$51,590,958
10,529	(206,620)	(11,029)	(27,126)
(14,398,615)	1,457,927	1,557,548	842,882
9,455,230	14,917,999	9,935,356	4,783,508
$59,797,584	$111,141,876	$66,916,747	$57,190,222

2,408,900	4,443,877	1,857,587	1,780,575
$24.82	$25.01	$36.02	$32.12

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	83

Statements of assets and liabilities	TIAA-CREF Life Funds December 31, 2006

Stock Index Fund

ASSETS
Portfolio investments, at cost	$144,846,332
Portfolio investments, at value	171,024,135
Cash	13,355
Receivable from securities transactions	41,118
Receivable for Fund shares sold	36,109
Dividends and interest receivable	214,854
Total assets	171,329,571

LIABILITIES
Management fees payable	6,738
Cash overdrafts	—
Payable for securities transactions	60,132
Payable for Fund shares redeemed	237,172
Payable for variation margin on open futures contracts	10,220
Income distribution payable	—
Total liabilities	314,262
NET ASSETS	$171,015,309

NET ASSETS CONSIST OF:
Paid-in-capital	$147,366,145
Accumulated undistributed net investment income	2,582
Accumulated undistributed net realized gain (loss) on total investments	(2,530,940)
Net unrealized appreciation (depreciation) on total investments	26,177,522
NET ASSETS	$171,015,309

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	5,527,062
Net asset value per share	$30.94

84	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$31,704,490	$84,526,962	$72,995,699	$52,969,626
35,903,661	103,720,187	72,157,172	52,969,626
684	—	17,325	27,378
—	829,437	—	—
20,881	37,763	30	872,667
43,418	643,155	553,995	34,298
35,968,644	105,230,542	72,728,522	53,903,969

1,693	17,186	7,803	3,265
—	406,903	—	—
—	101,273	908,945	—
35,930	3	50,921	—
—	—	—	—
—	—	—	6,943
37,623	525,365	967,669	10,208
$35,931,021	$104,705,177	$71,760,853	$53,893,761

$32,264,172	$85,488,786	$73,412,993	$53,894,205
(11,176)	(681,080)	25,850	71
(521,146)	704,246	(839,463)	(515)
4,199,171	19,193,225	(838,527)	—
$35,931,021	$104,705,177	$71,760,853	$53,893,761

1,333,916	2,752,773	2,939,711	53,894,205
$26.94	$38.04	$24.41	$1.00

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	85

Statements of operations	TIAA-CREF Life Funds For the year ended December 31, 2006

Growth Equity Fund

INVESTMENT INCOME
Interest	$2,631
Dividends	296,330
Foreign taxes withheld	(1,678)
Total income	297,283

EXPENSES
Investment management fees	71,478
Net expenses	71,478
Net investment income	225,805

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	679,503
Futures transactions	—
Foreign currency transactions	(377)
Net realized gain on total investments	679,126
Change in unrealized appreciation (depreciation) on:
Portfolio investments	616,871
Futures transactions	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(40)
Net change in unrealized appreciation on total investments	616,831
Net realized and unrealized gain on total investments	1,295,957
Net increase in net assets resulting from operations	$1,521,762

86	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Small-Cap Equity Fund

$6,207	$4,273	$7,401	$23,222
1,015,294	1,872,051	1,152,888	619,416
(4,913)	(156,241)	(6,771)	(462)
1,016,588	1,720,083	1,153,518	642,176

125,456	265,038	133,614	52,746
125,456	265,038	133,614	52,746
891,132	1,455,045	1,019,904	589,430

2,015,271	15,572,110	5,125,273	5,472,239
—	—	—	84,536
(5,495)	(135,844)	7,692	—
2,009,776	15,436,266	5,132,965	5,556,775

5,718,019	6,616,221	5,016,471	2,182,334
—	—	—	(1,018)
(579)	8,856	(61)	—
5,717,440	6,625,077	5,016,410	2,181,316
7,727,216	22,061,343	10,149,375	7,738,091
$8,618,348	$23,516,388	$11,169,279	$8,327,521

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	87

Statements of operations	TIAA-CREF Life Funds For the year ended December 31, 2006

Stock Index Fund

INVESTMENT INCOME
Interest	$21,389
Dividends	2,853,083
Foreign taxes withheld	(62)
Total income	2,874,410

EXPENSES
Investment management fees	95,284
Net expenses	95,284
Net investment income	2,779,126

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	1,698,822
Futures transactions	35,788
Net realized gain (loss) on total investments	1,734,610
Change in unrealized appreciation on:
Portfolio investments	18,715,041
Futures transactions	7,211
Net change in unrealized appreciation on total investments	18,722,252
Net realized and unrealized gain (loss) on total investments	20,456,862
Net increase in net assets resulting from operations	$23,235,988

88	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$1,994	$29,214	$3,409,559	$2,161,515
590,663	2,144,788	1,551	—
(39)	(5,794)	—	—
592,618	2,168,208	3,411,110	2,161,515

23,627	212,810	68,547	25,676
23,627	212,810	68,547	25,676

568,991	1,955,398	3,342,563	2,135,839

134,304	6,395,774	(349,576)	(515)
—	—	—	—
134,304	6,395,774	(349,576)	(515)

3,954,011	16,835,996	196,049	—
—	—	—	—
3,954,011	16,835,996	196,049	—
4,088,315	23,231,770	(153,527)	(515)
$4,657,306	$25,187,168	$3,189,036	$2,135,324

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	89

Statements of changes in net assets	TIAA-CREF Life Funds

	Growth Equity Fund
	For the Year Ended December 31,
	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$225,805	$181,461
Net realized gain (loss) on total investments	679,126	(983,360)
Net change in unrealized appreciation on total investments	616,831	2,252,050
Net increase from operations	1,521,762	1,450,151

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(223,438)	(182,267)
Total distributions	(223,438)	(182,267)

SHAREHOLDER TRANSACTIONS:
Subscriptions	3,207,188	8,151,931
Reinvestment of distributions	223,438	182,267
Redemptions	(6,066,409)	(8,366,760)
Net increase (decrease) from shareholder transactions	(2,635,783)	(32,562)
Net increase (decrease) in net assets	(1,337,459)	1,235,322

NET ASSETS
Beginning of period	29,516,974	28,281,652
End of period	$28,179,515	$29,516,974

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$5,633	$4,475

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	2,074,716	2,082,237
Shares sold	224,967	597,894
Shares issued in reinvestment of distributions	15,046	12,561
Shares redeemed	(425,184)	(617,976)
Total net increase (decrease) in shares outstanding	(185,171)	(7,521)
Shares outstanding, end of period	1,889,545	2,074,716

90	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund		International Equity Fund
For the Year Ended December 31,		For the Year Ended December 31,
2006	2005	2006	2005

$891,132	$673,612	$1,455,045	$1,047,698
2,009,776	873,138	15,436,266	5,783,353
5,717,440	1,523,151	6,625,077	1,952,422
8,618,348	3,069,901	23,516,388	8,783,473

(884,077)	(661,771)	(1,638,883)	(1,130,293)
(884,077)	(661,771)	(1,638,883)	(1,130,293)

5,408,723	5,090,266	26,885,170	24,608,052
884,077	661,771	1,638,883	1,130,293
(5,856,260)	(4,281,803)	(11,856,511)	(12,945,944)
436,540	1,470,234	16,667,542	12,792,401
8,170,811	3,878,364	38,545,047	20,445,581

51,626,773	47,748,409	72,596,829	52,151,248
$59,797,584	$51,626,773	$111,141,876	$72,596,829

$10,529	$9,324	$(206,620)	$(12,980)

2,394,121	2,330,005	3,716,157	3,023,544
235,343	243,249	1,206,983	1,348,971
35,865	30,176	66,459	57,668
(256,429)	(209,309)	(545,722)	(714,026)
14,779	64,116	727,720	692,613
2,408,900	2,394,121	4,443,877	3,716,157

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	91

Statements of changes in net assets	TIAA-CREF Life Funds

	Large-Cap Value Fund
	For the Year Ended December 31,
	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$1,019,904	$979,955
Net realized gain (loss) on total investments	5,132,965	1,864,624
Net change in unrealized appreciation (depreciation) on total investments	5,016,410	(642,029)
Net increase from operations	11,169,279	2,202,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,043,167)	(971,055)
From net realized gain on total investments	(3,948,741)	(2,775,024)
Total distributions	(4,991,908)	(3,746,079)

SHAREHOLDER TRANSACTIONS:
Subscriptions	17,832,473	14,205,144
Reinvestment of distributions	4,991,908	3,746,079
Redemptions	(11,112,731)	(9,807,828)
Net increase (decrease) from shareholder transactions	11,711,650	8,143,395
Net increase in net assets	17,889,021	6,599,866

NET ASSETS
Beginning of period	49,027,726	42,427,860
End of period	$66,916,747	$49,027,726

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(11,029)	$8,404

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	1,530,189	1,283,066
Shares sold	505,797	432,821
Shares issued in reinvestment of distributions	139,361	115,299
Shares redeemed	(317,760)	(300,997)
Total net increase (decrease) in shares outstanding	327,398	247,123
Shares outstanding, end of period	1,857,587	1,530,189

92	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Small-Cap Equity Fund		Stock Index Fund
For the Year Ended December 31,		For the Year Ended December 31,
2006	2005	2006	2005

$589,430	$439,118	$2,779,126	$2,501,204
5,556,775	4,855,971	1,734,610	(855,636)
2,181,316	(3,440,435)	18,722,252	7,018,490
8,327,521	1,854,654	23,235,988	8,664,058

(622,582)	(468,390)	(2,787,474)	(2,495,347)
(4,589,193)	(5,969,837)	(1,485,780)	—
(5,211,775)	(6,438,227)	(4,273,254)	(2,495,347)

15,270,680	20,399,213	18,645,906	19,610,432
5,211,775	6,438,227	4,273,254	2,495,347
(11,740,344)	(19,115,543)	(23,802,361)	(18,560,759)
8,742,111	7,721,897	(883,201)	3,545,020
11,857,857	3,138,324	18,079,533	9,713,731

45,332,365	42,194,041	152,935,776	143,222,045
$57,190,222	$45,332,365	$171,015,309	$152,935,776

$(27,126)	$(29,578)	$2,582	$10,409

1,510,143	1,262,248	5,571,382	5,442,731
461,331	631,095	640,679	740,534
163,892	210,537	138,967	89,503
(354,791)	(593,737)	(823,966)	(701,386)
270,432	247,895	(44,320)	128,651
1,780,575	1,510,143	5,527,062	5,571,382

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	93

Statements of changes in net assets	TIAA-CREF Life Funds

	Social Choice Equity Fund
	For the Year Ended December 31,
	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$568,991	$474,414
Net realized gain (loss) on total investments	134,304	96,540
Net change in unrealized appreciation (depreciation) on total investments	3,954,011	1,503,138
Net increase from operations	4,657,306	2,074,092

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(572,655)	(470,848)
From net realized gain on total investments	(209,262)	—
Total distributions	(781,917)	(470,848)

SHAREHOLDER TRANSACTIONS:
Subscriptions	3,214,491	4,968,187
Reinvestment of distributions	781,917	470,848
Redemptions	(4,498,072)	(2,090,108)
Total net shareholder transactions	(501,664)	3,348,927
Total increase in net assets	3,373,725	4,952,171

NET ASSETS
Beginning of period	32,557,296	27,605,125
End of period	$35,931,021	$32,557,296

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(11,176)	$4,222

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	1,355,681	1,213,270
Shares sold	127,354	215,029
Shares issued in reinvestment of distributions	29,165	19,289
Shares redeemed	(178,284)	(91,907)
Total net increase (decrease) in shares outstanding	(21,765)	142,411
Shares outstanding, end of period	1,333,916	1,355,681

94	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Real Estate Securities Fund		Bond Fund
For the Year Ended December 31,		For the Year Ended December 31,
2006	2005	2006	2005

$1,955,398	$1,851,498	$3,342,563	$2,723,996
6,395,774	5,262,348	(349,576)	(198,324)
16,835,996	(2,730,020)	196,049	(983,732)
25,187,168	4,383,826	3,189,036	1,541,940

(2,744,180)	(2,669,203)	(3,316,713)	(2,753,562)
(5,795,419)	(7,722,423)	—	—
(8,539,599)	(10,391,626)	(3,316,713)	(2,753,562)

22,483,173	15,388,692	6,519,790	10,064,311
8,539,599	10,391,626	3,316,713	2,753,562
(13,624,438)	(13,012,062)	(4,382,023)	(3,547,626)
17,398,334	12,768,256	5,454,480	9,270,247
34,045,903	6,760,456	5,326,803	8,058,625

70,659,274	63,898,818	66,434,050	58,375,425
$104,705,177	$70,659,274	$71,760,853	$66,434,050

$(681,080)	$(817,705)	$25,850	$—

2,280,802	1,885,376	2,717,951	2,346,067
623,922	452,162	263,841	399,505
231,175	333,385	135,542	112,666
(383,126)	(390,121)	(177,623)	(140,287)
471,971	395,426	221,760	371,884
2,752,773	2,280,802	2,939,711	2,717,951

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	95

Statements of changes in net assets	TIAA-CREF Life Funds	concluded

	Money Market Fund
	For the Year Ended December 31,
	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$2,135,839	$1,140,391
Net realized gain (loss) on total investments	(515)	161
Net increase from operations	2,135,324	1,140,552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,135,839)	(1,140,535)
Total distributions	(2,135,839)	(1,140,535)

SHAREHOLDER TRANSACTIONS:
Subscriptions	62,394,641	57,852,777
Reinvestment of distributions	1,590,518	499,609
Redemptions	(27,276,256)	(47,538,316)
Seed Money redemptions	(20,000,000)	—
Total net shareholder transactions	16,708,903	10,814,070
Total increase in net assets	16,708,388	10,814,087

NET ASSETS
Beginning of period	37,185,373	26,371,286
End of period	$53,893,761	$37,185,373

Accumulated undistributed net investment income included in net assets	$71	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	37,185,302	26,371,232
Shares sold	62,394,641	57,852,777
Shares issued in reinvestment of distributions	1,590,518	499,609
Shares redeemed	(27,276,256)	(47,538,316)
Seed Money shares redeemed	(20,000,000)	—
Total net increase in shares outstanding	16,708,903	10,814,070
Shares outstanding, end of period	53,894,205	37,185,302

96	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

[This page intentionally left blank.]

TIAA-CREF Life Funds 2006 Annual Report	97

Financial highlights	TIAA-CREF Life Funds

	Growth Equity Fund
	For the Years Ended December 31,
	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23	$13.58		$12.88	$10.15	$14.60
Gain (loss) from investment operations:
Net investment income(a)	0.11	0.09		0.12	0.09	0.07
Net realized and unrealized gain (loss) on total investments	0.69	0.65		0.70	2.78	(4.45)
Total gain (loss) from investment operations	0.80	0.74		0.82	2.87	(4.38)
Less distributions from:
Net investment income	(0.12)	(0.09)		(0.12)	(0.14)	(0.07)
Total distributions	(0.12)	(0.09)		(0.12)	(0.14)	(0.07)
Net asset value, end of period	$14.91	$14.23		$13.58	$12.88	$10.15

TOTAL RETURN	5.62%	5.43%		6.39%	28.30%	(30.01)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,180	$29,517		$28,282	$28,319	$40,537
Ratio of expenses to average net assets before expense waiver	0.25%	0.26	%(c)	0.25%	0.25%	0.43	%(b)
Ratio of expenses to average net assets after expense waiver	0.25%	0.26	%(c)	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.79%	0.66%		0.95%	0.82%	0.61%
Portfolio turnover rate	98%	106%		79%	78%	54%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

98	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund
For the Years Ended December 31,
2006	2005	2004	2003	2002

$21.56	$20.49	$18.93	$15.22	$20.28

0.37	0.29	0.32	0.23	0.21

3.26	1.06	1.56	3.79	(5.07)
3.63	1.35	1.88	4.02	(4.86)

(0.37)	(0.28)	(0.32)	(0.31)	(0.20)
(0.37)	(0.28)	(0.32)	(0.31)	(0.20)
$24.82	$21.56	$20.49	$18.93	$15.22

16.85%	6.57%	9.94%	26.39%	(23.95)%

$59,798	$51,627	$47,748	$44,403	$51,553

0.23%	0.23%	0.23%	0.23%	0.41	%(b)

0.23%	0.23%	0.23%	0.23%	0.23%
1.63%	1.41%	1.66%	1.41%	1.18%
119%	205%	85%	137%	112%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	99

Financial highlights	TIAA-CREF Life Funds

	International Equity Fund

	For the Years Ended December 31,
	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$19.54	$17.25		$14.93	$10.76	$12.88
Gain (loss) from investment operations:
Net investment income(a)	0.35	0.31		0.29	0.26	0.20
Net realized and unrealized gain (loss) on total investments	5.50	2.28		2.35	4.15	(2.06)
Total gain (loss) from investment operations	5.85	2.59		2.64	4.41	(1.86)
Less distributions from:
Net investment income	(0.38)	(0.30)		(0.32)	(0.24)	(0.19)
In excess of net investment income	—	—		—	—	(0.07)
Net realized gains	—	—		—	—	—
Total distributions	(0.38)	(0.30)		(0.32)	(0.24)	(0.26)
Net asset value, end of period	$25.01	$19.54		$17.25	$14.93	$10.76

TOTAL RETURN	29.95%	15.01%		17.72%	41.06%	(14.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$111,142	$72,597		$52,151	$47,879	$33,738
Ratio of expenses to average net assets before expense waiver	0.29%	0.31	%(c)	0.29%	0.29%	0.49	%(b)
Ratio of expenses to average net assets after expense waiver	0.29%	0.31	%(c)	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	1.59%	1.75%		1.87%	2.15%	1.68%
Portfolio turnover rate	146%	153%		158%	139%	53%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.02% of overdraft charges included in interest expense.
(d)	Includes 0.01% of overdraft charges included in interest expense.
(e)	The percentages shown for this period are not annualized.

100	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Large-Cap Value Fund
For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (e)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (e)
2006	2005		2004	2003

$32.04	$33.07		$31.62	$24.84	$24.60	$25.00

0.64	0.72		0.74	0.60	0.12	0.17

6.26	0.95		5.82	7.65	0.28	(0.17)

6.90	1.67		6.56	8.25	0.40	—

(0.61)	(0.70)		(0.67)	(0.57)	(0.16)	(0.16)
—	—		—	—	—	—
(2.31)	(2.00)		(4.44)	(0.90)	—	—
(2.92)	(2.70)		(5.11)	(1.47)	(0.16)	(0.16)
$36.02	$32.04		$33.07	$31.62	$24.84	$24.84

21.58%	4.94%		20.76%	33.23%	1.63%	0.01%

$66,917	$49,028		$42,428	$29,760	$20,178	$20,178

0.24%	0.25	%(d)	0.24%	0.24%	0.04%	0.08%

0.24%	0.25	%(d)	0.24%	0.24%	0.04%	0.08%

1.83%	2.17%		2.23%	2.19%	0.46%	0.69%
102%	112%		149%	159%	70%	94%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	101

Financial highlights	TIAA-CREF Life Funds

	Small-Cap Equity Fund
	For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (d)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (d)
	2006	2005		2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$30.02	$33.43		$32.98	$24.63	$23.94	$25.00
Gain (loss) from investment operations:
Net investment income(a)	0.37	0.33		0.39	0.39	0.08	0.13
Net realized and unrealized gain (loss) on total investments	4.95	1.30		6.17	11.71	0.73	(0.38)
Total gain (loss) from investment operations	5.32	1.63		6.56	12.10	0.81	(0.25)
Less distributions from:
Net investment income	(0.38)	(0.37)		(0.39)	(0.36)	(0.12)	(0.12)
Net realized gains	(2.84)	(4.67)		(5.72)	(3.39)	—	—
Total distributions	(3.22)	(5.04)		(6.11)	(3.75)	(0.12)	(0.12)
Net asset value, end of period	$32.12	$30.02		$33.43	$32.98	$24.63	$24.63

TOTAL RETURN	17.84%	4.58%		19.83%	48.95%	3.40%	(0.98)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$57,190	$45,332		$42,194	$34,459	$20,044	$20,044
Ratio of expenses to average net assets before expense waiver	0.10%	0.12	%(c)	0.10%	0.10%	0.02%	0.03%
Ratio of expenses to average net assets after expense waiver	0.10%	0.12	%(c)	0.10%	0.10%	0.02%	0.03%
Ratio of net investment income to average net assets	1.12%	1.01%		1.13%	1.32%	0.32%	0.55%
Portfolio turnover rate	246%	400%		221%	237%	43%	57%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.02% of overdraft charges included in interest expense.
(d)	The percentages shown for this period are not annualized.

102	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Stock Index Fund

For the Years Ended December 31,
2006	2005	2004	2003	2002

$27.45	$26.31	$23.93	$18.86	$24.45

0.51	0.46	0.46	0.35	0.33
3.77	1.14	2.38	5.47	(5.56)
4.28	1.60	2.84	5.82	(5.23)

(0.52)	(0.46)	(0.45)	(0.36)	(0.36)
(0.27)	—	(0.01)	(0.39)	—
(0.79)	(0.46)	(0.46)	(0.75)	(0.36)
$30.94	$27.45	$26.31	$23.93	$18.86

15.62%	6.04%	11.89%	30.85%	(21.38)%

$171,015	$152,936	$143,222	$118,320	$88,779
0.06%	0.06%	0.06%	0.06%	0.26	%(b)
0.06%	0.06%	0.06%	0.06%	0.07%
1.75%	1.73%	1.88%	1.68%	1.56%
14%	8%	12%	26%	9%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	103

Financial highlights	TIAA-CREF Life Funds

	Social Choice Equity Fund

	For the Years Ended December 31,
	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.02	$22.75	$20.60	$16.09	$20.61
Gain (loss) from investment operations:
Net investment income(a)	0.43	0.38	0.39	0.29	0.26
Net realized and unrealized gain (loss) on total investments	3.08	1.24	2.16	4.54	(4.52)
Total gain (loss) from investment operations	3.51	1.62	2.55	4.83	(4.26)
Less distributions from:
Net investment income	(0.43)	(0.35)	(0.40)	(0.32)	(0.26)
Net realized gains	(0.16)	—	—	—	—
Total distributions	(0.59)	(0.35)	(0.40)	(0.32)	(0.26)
Net asset value, end of period	$26.94	$24.02	$22.75	$20.60	$16.09

TOTAL RETURN	14.64%	7.11%	12.39%	30.03%	(20.68)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$35,931	$32,557	$27,605	$26,510	$22,683
Ratio of expenses to average net assets before expense waiver	0.07%	0.07%	0.07%	0.07%	0.34	%(b)
Ratio of expenses to average net assets after expense waiver	0.07%	0.07%	0.07%	0.07%	0.17%
Ratio of net investment income to average net assets	1.69%	1.63%	1.82%	1.64%	1.43%
Portfolio turnover rate	19%	8%	5%	15%	27%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.04% of overdraft charges included in interest expense.
(d)	The percentages shown for this period are not annualized.

104	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Real Estate Securities Fund
For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (d)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (d)
2006	2005		2004	2003

$30.98	$33.89		$30.00	$24.48	$23.67	$25.00

0.82	0.96		1.45	1.54	0.25	0.44

9.63	1.51		8.40	8.24	0.91	(0.61)
10.45	2.47		9.85	9.78	1.16	(0.17)

(1.09)	(1.38)		(1.26)	(1.39)	(0.31)	(0.31)
(2.30)	(4.00)		(4.70)	(2.87)	(0.04)	(0.04)
(3.39)	(5.38)		(5.96)	(4.26)	(0.35)	(0.35)
$38.04	$30.98		$33.89	$30.00	$24.48	$24.48

34.05%	7.19%		32.98%	39.96%	4.94%	(0.65)%

$104,705	$70,659		$63,899	$35,311	$20,194	$20,194
0.25%	0.29	%(c)	0.25%	0.25%	0.04%	0.08%

0.25%	0.29	%(c)	0.25%	0.25%	0.04%	0.08%
2.30%	2.80%		4.41%	5.32%	1.03%	1.80%
117%	239%		315%	189%	100%	117%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	105

Financial Highlights	TIAA-CREF Life Funds

	Bond Fund
	For the Years Ended December 31,			For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
	2006	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.44	$24.88	$24.74	$25.00
Gain (loss) from investment operations:
Net investment income(a)	1.21	1.10	0.95	0.40
Net realized and unrealized gain (loss) on total investments	(0.06)	(0.48)	0.09	(0.24)
Total gain from investment operations	1.15	0.62	1.04	0.16
Less distributions from:
Net investment income	(1.18)	(1.06)	(0.90)	(0.40)
Net realized gains	—	—	—	(0.02)
Total distributions	(1.18)	(1.06)	(0.90)	(0.42)
Net asset value, end of period	$24.41	$24.44	$24.88	$24.74

TOTAL RETURN	4.70%	2.51%	4.21%	0.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,761	$66,434	$58,375	$50,018
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.05%
Ratio of net investment income to average net assets	4.88%	4.35%	3.78%	1.63%
Portfolio turnover rate	76%	78%	103%	272%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Amount represents less than $0.01 per share.

N/A—Not Applicable

106	2006 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Money Market Fund
For the Years Ended December 31,			For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
2006	2005	2004

$1.00	$1.00	$1.00	$1.00

0.05	0.03	0.01	0.00	(c)
—	—	—	—
0.05	0.03	0.01	0.00	(c)

(0.05)	(0.03)	(0.01)	0.00	(c)
—	—	—	—
(0.05)	(0.03)	(0.01)	0.00	(c)
$1.00	$1.00	$1.00	$1.00

5.10%	3.25%	1.34%	0.49%

$53,894	$37,185	$26,371	$20,824
0.06%	0.06%	0.06%	0.03%
4.99%	3.24%	1.35%	0.46%
N/A	N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2006 Annual Report	107

Notes to financial statements	TIAA-CREF Life Funds

Note 1—significant accounting policies

TIAA-CREF Life Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on August 13, 1998, and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of ten series (each referred to as a “Fund”). Certain registered separate accounts (“the Account”) of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), which is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), have various sub-accounts which correspond to and invest in the Funds. TIAA invested in each of the Funds at its commencement of operations. At December 31, 2006, TIAA held the following amounts in the Funds:

Fund	Investments in Funds Held By TIAA
Growth Equity	$—
Growth & Income	11,511,855
International Equity	28,297,906
Large-Cap Value	26,183,051
Small-Cap Equity	24,020,109
Stock Index	—
Social Choice Equity	11,922,677
Real Estate Securities	39,236,913
Bond	55,341,344
Money Market	—

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments:  Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost. Investments in other registered investment companies are valued at their net asset value. Net asset value of underlying funds is calculated as of the close of business of

108	2006 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

the New York Stock Exchange (generally 4:00 p.m. Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments:  Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

TIAA-CREF Life Funds 2006 Annual Report	109

Notes to financial statements	continued

Mortgage dollar roll transactions:  The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced” mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation:  Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts:  The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty non-performance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular

110	2006 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended December 31, 2006.

Futures contracts:  The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis:  The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities:  The Bond Fund invests in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the

TIAA-CREF Life Funds 2006 Annual Report	111

Notes to financial statements	continued

U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Targeted Return Index Securities (“TRAINs”):  The Funds may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. The Funds carry on their books the current face value of the TRAIN which represents the current face value of the underlying securities. If a security is removed from the TRAIN the current face value will be reduced equal to the face value of the security. The holder will have the option of receiving their portion of the bond or cash. These securities accrual payments are based upon the underlying securities so the payment dates coincide with the individual securities in the TRAIN.

Restricted securities:  Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders:  Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Money Market Fund, in which case distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed capital loss carryovers.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Income taxes:  The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

For the year ended December 31, 2006, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

112	2006 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

Foreign taxes:  The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates:  The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Income and expenses:  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums using the effective yield method.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Management Agreement between Advisors and the Funds. Under the terms of the Investment Management Agreement, each Fund pays a fee for investment management services, based on the average daily net assets of each Fund. During the year ended December 31, 2006, Advisors received the following annualized percentage of each Fund’s average daily net assets:

Fund	Investment Management Fee
Growth Equity	0.25%
Growth & Income	0.23%
International Equity	0.29%
Large-Cap Value	0.24%
Small-Cap Equity	0.10%
Stock Index	0.06%
Social Choice Equity	0.07%
Real Estate Securities	0.25%
Bond	0.10%
Money Market	0.06%

TIAA-CREF Life Funds 2006 Annual Report	113

Notes to financial statements	continued

Total investment management fees incurred for each Fund for the year ended December 31, 2006, are reflected in the Statements of operations.

The Trustees of Funds, all of whom are independent, receive remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. TIAA oversees the administration and recordkeeping of these deferred compensation plans on behalf of the Funds.

Note 3—investments

At December 31, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth Equity	$25,460,838	$3,411,943	$(793,325)	$2,618,618
Growth & Income	50,777,049	9,183,325	(214,623)	8,968,702
International Equity	95,981,055	15,128,516	(633,785)	14,494,731
Large-Cap Value	57,559,498	10,677,376	(850,466)	9,826,910
Small-Cap Equity	52,728,987	5,840,774	(1,502,009)	4,338,765
Stock Index	146,882,919	41,739,844	(17,598,628)	24,141,216
Social Choice Equity	31,894,738	8,639,076	(4,630,153)	4,008,923
Real Estate Securities	85,280,564	19,054,975	(615,352)	18,439,623
Bond	73,034,151	229,968	(1,106,947)	(876,979)

At December 31, 2006, the following Funds held open futures contracts:

Fund	Futures Contracts	Number of Contracts	Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Small-Cap Equity	Mini Russell	4	$317,960	March 2007	$(1,018)

Stock Index	E-mini S&P 500 Index	27	$1,928,340	March 2007	$1,171
	Mini Russell	3	238,470	March 2007	82
	E-mini S&P Mid 400 Index	2	162,260	March 2007	(1,534)
			$2,329,070		$(281)

114	2006 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

For the year ended December 31, 2006, purchases and sales proceeds of investments, other than short-term investments, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales
Growth Equity	$27,860,832	$—	$30,354,521	$—
Growth & Income	65,568,608	—	64,969,405	—
International Equity	144,438,357	—	133,761,048	—
Large-Cap Value	65,121,331	—	57,011,012	—
Small-Cap Equity	133,310,893	—	129,432,525	—
Stock Index	21,703,434	—	25,835,250	—
Social Choice Equity	6,567,875	—	7,358,840	—
Real Estate Securities	112,218,334	—	100,117,121	—
Bond	9,280,777	44,961,919	9,051,540	39,675,759

Note 4—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	2006			2005
Fund	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total
Growth Equity	$223,438	$—	$223,438	$182,267	$—	$182,267
Growth & Income	884,077	—	884,077	661,771	—	661,771
International Equity	1,638,883	—	1,638,883	1,130,293	—	1,130,293
Large-Cap Value	2,218,638	2,773,270	4,991,908	2,272,831	1,473,248	3,746,079
Small-Cap Equity	3,103,838	2,107,937	5,211,775	2,539,797	3,898,430	6,438,227
Stock Index	2,787,474	1,485,780	4,273,254	2,495,347	—	2,495,347
Social Choice Equity	617,646	164,271	781,917	470,848	—	470,848
Real Estate Securities	4,354,380	4,185,219	8,539,599	8,373,076	2,018,550	10,391,626
Bond	3,316,713	—	3,316,713	2,753,562	—	2,753,562
Money Market	2,135,839	—	2,135,839	1,140,535	—	1,140,535

TIAA-CREF Life Funds 2006 Annual Report	115

Notes to financial statements	continued

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post- October Losses	Total
Growth Equity	$5,581	$—	$2,618,579	$(38,698,253)	$—	$(36,074,093)
Growth & Income	17,685	—	8,968,819	(13,918,056)	(1,304)	(4,932,856)
International Equity	149,684	1,519,334	14,500,288	—	—	16,169,306
Large-Cap Value	610,620	1,044,901	9,826,354	—	—	11,481,875
Small-Cap Equity	850,859	409,645	4,338,760	—	—	5,599,264
Stock Index	59,698	1,049	24,141,215	—	(552,798)	23,649,164
Social Choice Equity	—	—	4,008,923	—	(342,074)	3,666,849
Real Estate Securities	639,007	137,761	18,439,623	—	—	19,216,391
Bond	25,850	—	(876,979)	(784,388)	(16,623)	(1,652,140)
Money Market	71	—	—	(507)	(8)	(444)

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and futures contracts, adjustments for REIT distributions, and the use of capital loss carryovers.

At December 31, 2006, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration
Fund	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	Total
Growth Equity	$12,475,156	$12,297,132	$10,153,999	$3,010,278	$761,688	$—	$38,698,253
Growth & Income	—	8,816,477	5,101,579	—	—	—	13,918,056
Bond	—	—	—	115,865	272,542	395,981	784,388
Money Market	—	—	—	—	—	507	507

For the year ending December 31, 2006, the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, and Social Choice Equity Fund utilized $316,028, $1,969,505, $13,663,641, $613,848 and $486,487, respectively of their capital loss carryover available from prior years.

Note 5—line of credit

Each of the Funds, except the Bond and Money Market Funds, participated in a $1.75 billion committed revolving credit facility dated August 8, 2005, which was replaced by a new agreement dated August 7, 2006.

Under the new agreement each of the Funds, except the Bond and Money Market Funds, participate in a $1.5 billion committed revolving credit facility that can be

116	2006 Annual Report TIAA-CREF Life Funds

Notes to financial statements	concluded

used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility is charged to Advisors at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2006 there were no borrowings under this credit facility by the Funds.

Note 6—securities lending

On July 27, 2006, the Funds entered into a four-year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, State Street, as agent on behalf of the Funds, may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for foreign securities. All cash collateral will be invested by State Street in the State Street Bank Navigator Securities Lending Prime Portfolio, a rule 2a-7 money market fund, registered under the Investment Company Act of 1940. The risk of borrower default will be borne by State Street Bank. As of December 31, 2006, none of the Funds have yet engaged in such securities lending.

Note 7—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, FASB issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”). This new standard applies to all entities that follow U.S. GAAP, including mutual funds, and their valuation techniques for assets and liabilities. FAS 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the financial statements.

TIAA-CREF Life Funds 2006 Annual Report	117

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund (constituting TIAA-CREF Life Funds, hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the three year period ended December 31, 2004 were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2007

118	2006 Annual Report TIAA-CREF Life Funds

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TIAA-CREF Life Funds 2006 Annual Report	119

Management	Trustees and officers of the TIAA-CREF Life Funds (unaudited)

Below are the current TIAA-CREF Life Funds board of trustees and officers:

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustees
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired. Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	66	Director and member of the Investment Committee, the Maine Coast Heritage Trusts and the Boston Athaneum; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace.
Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

120	2006 Annual Report TIAA-CREF Life Funds

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Board, Trustee	Indefinite term. Trustee since 2001.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997–June 2006), Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997) and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997).	66	Director and Chairman of the Okabena Company (financial services).
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001). Chief Executive Officer (1995–2001); President (1991-2000); and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (1996–present). Program Director, National Bureau of Economic Research (1990–present).	66	The Jeffrey Company (unregistered investment company)
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

TIAA-CREF Life Funds 2006 Annual Report	121

Management	Trustees and officers of the TIAA-CREF Life Funds (unaudited)	continued

DISINTERESTED TRUSTEES—concluded

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustees
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002–present), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (2000–present); Professor, University of Texas at Austin (1987–present); Fellow, Financial Management Association (2002–present). Associate Dean for Research (2001–2002), Associate Director of Research, the Center for International Business Education and Research, University of Texas at Austin (2002–2003) and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	66	None

122	2006 Annual Report TIAA-CREF Life Funds

OFFICERS

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President	One-year term. Vice President since 2004.	Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004), Vice President (since 2004) and Treasurer (2004-2/2007) of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (these investment companies, along with CREF and TIAA Separate Account VA-1, are collectively referred to as the “TIAA-CREF Funds Complex”). Formerly, Second Vice President and Associate Treasurer (1998-2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since February 2007.

Principal Executive Officer and President of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2/2007); Executive Vice President (since 1999) of TIAA, CREF and TIAA Separate Account VA-1, and Head of Asset Management (since 2006). Executive Vice President of the TIAA-CREF Funds Complex (2006-2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Funds Complex (2003-2005) and Executive Vice President of CREF Investments (since 1997).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since February 2007.

Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (since 2/2007). Formerly Funds Treasurer (2006-2/2007) of TIAA-CREF Funds Complex; Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice and Chief Communications Officer for Insurance Information Institute (1993–2001).
E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds Complex (since 1999).

TIAA-CREF Life Funds 2006 Annual Report	123

Management	Trustees and officers of the TIAA-CREF Life Funds (unaudited)	concluded

OFFICERS—concluded

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One year term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/56	Executive Vice President	One year term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management (1997–1999).
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One year term. Executive Vice President since 2001.	Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Funds Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds Complex (2003–2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003-2006); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

124	2006 Annual Report TIAA-CREF Life Funds

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One year term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Vice President and Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisor and Services (2005–2006); Vice President and Compliance Officer of TIAA (2004–2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division Comerica Incorporated (2001–2004), Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993–2001).
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One year term. Executive Vice President since 2001.	Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Funds Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Funds Complex (2000–2005); Chairman, President and Chief Executive Officer, TIAA-CREF Life (2003-2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One year term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly Senior Vice President, Pension Products (2003–2006), Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Funds Complex.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request, by calling 800 223-1200.

TIAA-CREF Life Funds 2006 Annual Report	125

HOW TO REACH US

TIAA-CREF WEBSITE

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www.tiaa-cref.org

24 hours a day, 7 days a week

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Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums.

800 842-2252

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800 842-2776

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PLANNING AND SERVICE CENTER

TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200

8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF BROKERAGE SERVICES

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800 927-3059

8 a.m. to 6 p.m. ET, Monday–Friday

TIAA-CREF TRUST COMPANY, FSB

Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001

8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.

Tuition financing programs

888 381-8283

8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Brokerage Services is a division of TIAA-CREF Individual & Institutional Services, LLC, member NASD/SIPC. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2007 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

TIAA CREF

FINANCIAL SERVICES
FOR THE GREATER GOOD®

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A10847
2/07

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

3(b) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $257,000 and $338,200, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $544,000 and $834,000, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for tax services billed to the Registrant were $28,800 and $30,400.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Tax Fees billed by PwC to the Fund Service Providers were $10,000 and $10,000, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for all other services to the Registrant were $0 and $0, respectively.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Other Fees billed by PwC to the Fund Service Providers were $10,000 and $101,200, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2005 and December 31, 2006, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $ 592,800 and $975,600, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.64%
APPAREL AND ACCESSORY STORES - 0.88%
6,459	*	J Crew Group, Inc	$248,994

		TOTAL APPAREL AND ACCESSORY STORES	248,994

APPAREL AND OTHER TEXTILE PRODUCTS - 1.05%
3,818		Polo Ralph Lauren Corp	296,506

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	296,506

BUSINESS SERVICES - 11.33%
13,889	*	Adobe Systems, Inc	571,116
779	*	Cognizant Technology Solutions Corp (Class A)	60,108
4,095	*	eBay, Inc	123,137
8,385	*	Electronic Arts, Inc	422,269
1,930	*	Google, Inc (Class A)	888,726
23,281		Microsoft Corp	695,171
16,929	*	Yahoo!, Inc	432,367

		TOTAL BUSINESS SERVICES	3,192,894

CHEMICALS AND ALLIED PRODUCTS - 12.74%
9,628		Abbott Laboratories	468,980
4,390	*	Amgen, Inc	299,881
4,445	*	Genentech, Inc	360,623
6,446	*	Gilead Sciences, Inc	418,539
9,638	*	Keryx Biopharmaceuticals, Inc	128,185
10,900		Monsanto Co	572,577
9,341		Procter & Gamble Co	600,346
1,450		Roche Holding AG.	260,012
9,462		Wyeth	481,805

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,590,948

COMMUNICATIONS - 2.55%
5,391		America Movil S.A. de C.V.(Series L) (ADR)	243,781
5,670		AT&T, Inc	202,703
1,258	*	Comcast Corp (Class A)	53,251
8,145		Grupo Televisa S.A. (ADR)	219,996

		TOTAL COMMUNICATIONS	719,731

EATING AND DRINKING PLACES - 1.36%
10,807	*	Starbucks Corp	382,784

		TOTAL EATING AND DRINKING PLACES	382,784

ELECTRIC, GAS, AND SANITARY SERVICES - 0.82%
8,127		Fortum Oyj	231,296

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	231,296

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 16.24%
8,079	*	Apple Computer, Inc	685,422
3,055	*	Broadcom Corp (Class A)	98,707
32,831	*	Cisco Systems, Inc	897,271
3,647		Cooper Industries Ltd (Class A)	329,798
11,140		Emerson Electric Co	491,163
7,480		Intel Corp	151,470
12,178	*	Marvell Technology Group Ltd	233,696

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

17,369		Motorola, Inc	$357,107
5,716		National Semiconductor Corp	129,753
5,620	*	Network Appliance, Inc	220,754
19,736		Qualcomm, Inc	745,823
8,160		Texas Instruments, Inc	235,008

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,575,972

ENGINEERING AND MANAGEMENT SERVICES - 3.38%
7,276	*	Celgene Corp	418,588
2,038		Fluor Corp	166,403
9,276		Paychex, Inc	366,773

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	951,764

FOOD AND KINDRED PRODUCTS - 2.38%
10,739		PepsiCo, Inc	671,724

		TOTAL FOOD AND KINDRED PRODUCTS	671,724

FURNITURE AND HOMEFURNISHINGS STORES - 0.72%
3,688	*	GameStop Corp (Class A)	203,246

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	203,246

GENERAL MERCHANDISE STORES - 1.94%
8,883		Target Corp	506,775
853		Wal-Mart Stores, Inc	39,392

		TOTAL GENERAL MERCHANDISE STORES	546,167

HEALTH SERVICES - 0.77%
4,056	*	Medco Health Solutions, Inc	216,753

		TOTAL HEALTH SERVICES	216,753

HOLDING AND OTHER INVESTMENT OFFICES - 1.47%
1,297		Alcon, Inc	144,966
83		Hugoton Royalty Trust	2,042
4,853		iShares Russell 1000 Growth Index Fund	266,915

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	413,923

HOTELS AND OTHER LODGING PLACES - 1.96%
4,185		Hilton Hotels Corp	146,057
6,497		Starwood Hotels & Resorts Worldwide, Inc	406,062

		TOTAL HOTELS AND OTHER LODGING PLACES	552,119

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.89%
2,102	*	Alstom RGPT	284,965
5,240		Applied Materials, Inc	96,678
6,449		General Electric Co	239,967
7,254		Hewlett-Packard Co	298,792
9,890		International Game Technology	456,918

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,377,320

INSTRUMENTS AND RELATED PRODUCTS - 4.61%
6,974		Johnson & Johnson	460,423
2,934		Medtronic, Inc	156,998
7,674	*	St. Jude Medical, Inc	280,561

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

5,121	*	Zimmer Holdings, Inc	$401,384

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,299,366

INSURANCE CARRIERS - 2.70%
4,859		Aetna, Inc	209,812
3,768		American International Group, Inc	270,015
11,569		Progressive Corp	280,201

		TOTAL INSURANCE CARRIERS	760,028

LEATHER AND LEATHER PRODUCTS - 1.49%
9,802	*	Coach, Inc	421,094

		TOTAL LEATHER AND LEATHER PRODUCTS	421,094

METAL MINING - 1.12%
6,457		Anglo American plc	314,929

		TOTAL METAL MINING	314,929

MISCELLANEOUS RETAIL - 2.08%
7,246		Best Buy Co, Inc	356,431
8,582		Staples, Inc	229,139

		TOTAL MISCELLANEOUS RETAIL	585,570

MOTION PICTURES - 0.26%
2,115		Walt Disney Co	72,481

		TOTAL MOTION PICTURES	72,481

NONDEPOSITORY INSTITUTIONS - 2.19%
10,146		American Express Co	615,558

		TOTAL NONDEPOSITORY INSTITUTIONS	615,558

OIL AND GAS EXTRACTION - 2.61%
5,100		Schlumberger Ltd	322,116
8,786		XTO Energy, Inc	413,381

		TOTAL OIL AND GAS EXTRACTION	735,497

PETROLEUM AND COAL PRODUCTS - 0.92%
3,280	*	Suncor Energy, Inc	258,825

		TOTAL PETROLEUM AND COAL PRODUCTS	258,825

PRIMARY METAL INDUSTRIES - 2.24%
11,363		BHP Billiton plc	207,913
22,620	*	Corning, Inc	423,220

		TOTAL PRIMARY METAL INDUSTRIES	631,133

RAILROAD TRANSPORTATION - 0.40%
3,307		CSX Corp	113,860

		TOTAL RAILROAD TRANSPORTATION	113,860

SECURITY AND COMMODITY BROKERS - 6.11%
28,778		Charles Schwab Corp	556,567
746		Chicago Mercantile Exchange Holdings, Inc	380,274
1,919		Goldman Sachs Group, Inc	382,553
2,515		Merrill Lynch & Co, Inc	234,146

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

10,436		TD Ameritrade Holding Corp	$168,854

		TOTAL SECURITY AND COMMODITY BROKERS	1,722,394

TOBACCO PRODUCTS - 2.79%
9,172		Altria Group, Inc	787,141

		TOTAL TOBACCO PRODUCTS	787,141

TRANSPORTATION EQUIPMENT - 4.44%
6,717		Boeing Co	596,738
1,989	*	Spirit Aerosystems Holdings, Inc (Class A)	66,572
9,415		United Technologies Corp	588,626

		TOTAL TRANSPORTATION EQUIPMENT	1,251,936

TRANSPORTATION SERVICES - 0.44%
3,062		CH Robinson Worldwide, Inc	125,205

		TOTAL TRANSPORTATION SERVICES	125,205

TRUCKING AND WAREHOUSING - 0.58%
2,160		United Parcel Service, Inc (Class B)	161,957

		TOTAL TRUCKING AND WAREHOUSING	161,957

WHOLESALE TRADE-DURABLE GOODS - 0.18%
856	*	WESCO International, Inc	50,341

		TOTAL WHOLESALE TRADE-DURABLE GOODS	50,341

		TOTAL COMMON STOCKS (Cost - $25,451,292)	28,079,456

		TOTAL PORTFOLIO - 99.64% (Cost - $25,451,292)	28,079,456
		OTHER ASSETS & LIABILITIES, NET - 0.36%	100,059

		NET ASSETS - 100.00%	$28,179,515

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.91%
AMUSEMENT AND RECREATION SERVICES - 1.25%
18,213	*	Activision, Inc	$313,992
13,950		Aristocrat Leisure Ltd	175,081
1,000		Nintendo Co Ltd	259,653

		TOTAL AMUSEMENT AND RECREATION SERVICES	748,726

APPAREL AND ACCESSORY STORES - 0.84%
5,920	*	J Crew Group, Inc	228,216
3,645	*	JOS A Bank Clothiers, Inc	106,981
3,373	*	Under Armour, Inc (Class A)	170,168

		TOTAL APPAREL AND ACCESSORY STORES	505,365

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.40%
5,885		Home Depot, Inc	236,342

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	236,342

BUSINESS SERVICES - 5.11%
8,770	*	Adobe Systems, Inc	360,622
5,284	*	Akamai Technologies, Inc	280,686
11,536	*	BEA Systems, Inc	145,123
2,771	*	Computer Sciences Corp	147,888
1,215	*	Google, Inc (Class A)	559,483
44,356		Microsoft Corp	1,324,470
17,553		WPP Group plc	237,314

		TOTAL BUSINESS SERVICES	3,055,586

CHEMICALS AND ALLIED PRODUCTS - 13.95%
12,915		Abbott Laboratories	629,090
6,999		Air Products & Chemicals, Inc	491,890
2,145		Avery Dennison Corp	145,710
8,376		Bristol-Myers Squibb Co	220,456
3,152	*	Chattem, Inc	157,852
6,606		Colgate-Palmolive Co	430,975
3,247		Cytec Industries, Inc	183,488
11,632		Du Pont (E.I.) de Nemours & Co	566,595
6,772	*	Gilead Sciences, Inc	439,706
5,489	*	Keryx Biopharmaceuticals, Inc	73,004
6,518	*	Medimmune, Inc	210,988
20,519		Merck & Co, Inc	894,628
7,664		Monsanto Co	402,590
3,309		Novartis AG. (ADR)	190,069
18,986		Pfizer, Inc	491,737
18,418		Procter & Gamble Co	1,183,725
1,623		Roche Holding AG.	291,034
14,067		Schering-Plough Corp	332,544
3,465		Sigma-Aldrich Corp	269,300
14,505		Wyeth	738,595

		TOTAL CHEMICALS AND ALLIED PRODUCTS	8,343,976

COAL MINING - 0.61%
5,704		Peabody Energy Corp	230,499
3,637		Sasol Ltd (ADR)	134,205

		TOTAL COAL MINING	364,704

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

COMMUNICATIONS - 3.05%
5,143		America Movil S.A. de C.V.(Series L) (ADR)	$232,566
21,432		AT&T, Inc	766,194
14,141		Verizon Communications, Inc	526,611
7,309	*	Viacom, Inc (Class B)	299,888

		TOTAL COMMUNICATIONS	1,825,259

DEPOSITORY INSTITUTIONS - 10.02%
19,785		Bank of America Corp	1,056,321
16,729		Citigroup, Inc	931,805
23,170		JPMorgan Chase & Co	1,119,111
8,565		Northern Trust Corp	519,810
8,612		SunTrust Banks, Inc	727,283
23,402		US Bancorp	846,918
15,130		Wells Fargo & Co	538,023
11,200		Western Union Co	251,104

		TOTAL DEPOSITORY INSTITUTIONS	5,990,375

EATING AND DRINKING PLACES - 0.99%
2,757	*	Chipotle Mexican Grill, Inc (Class A)	157,149
9,790		McDonald’s Corp	433,991

		TOTAL EATING AND DRINKING PLACES	591,140

ELECTRIC, GAS, AND SANITARY SERVICES - 3.06%
10,589		American Electric Power Co, Inc	450,880
4,991		Constellation Energy Group, Inc	343,730
14,177		DPL, Inc	393,837
10,555		Duke Energy Corp	350,532
3,127		Entergy Corp	288,685

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,827,664

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.49%
5,935	*	Agere Systems, Inc	113,774
8,544	*	Apple Computer, Inc	724,873
3,382	*	Broadcom Corp (Class A)	109,272
51,371	*	Cisco Systems, Inc	1,403,969
11,008		Emerson Electric Co	485,343
8,272	*	First Solar, Inc	246,506
7,169		Gamesa Corp Tecnologica S.A.	197,312
15,666		Honeywell International, Inc	708,730
23,540		Intel Corp	476,685
8,446		Motorola, Inc	173,650
10,823	*	Nvidia Corp	400,559
16,777		Qualcomm, Inc	634,003

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	5,674,676

FOOD AND KINDRED PRODUCTS - 2.50%
10,405		C&C Group plc	184,737
6,010		Coca-Cola Co	289,983
1,694		Groupe Danone	256,711
12,226		PepsiCo, Inc	764,736

		TOTAL FOOD AND KINDRED PRODUCTS	1,496,167

GENERAL MERCHANDISE STORES - 2.25%
11,442		Saks, Inc	203,896
6,763		Target Corp	385,829

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

12,608		TJX Cos, Inc	$359,580
8,590		Wal-Mart Stores, Inc	396,686

		TOTAL GENERAL MERCHANDISE STORES	1,345,991

HEALTH SERVICES - 0.61%
6,817	*	Medco Health Solutions, Inc	364,300

		TOTAL HEALTH SERVICES	364,300

HOLDING AND OTHER INVESTMENT OFFICES - 1.25%
2,111		Boston Properties, Inc	236,179
3,590		SPDR Trust Series 1	508,667

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	744,846

HOTELS AND OTHER LODGING PLACES - 1.02%
3,979		Accor S.A.	308,319
2,962	*	MGM Mirage	169,871
2,799		Orient-Express Hotels Ltd (Class A)	132,449

		TOTAL HOTELS AND OTHER LODGING PLACES	610,639

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.51%
4,128	*	Alstom RGPT	559,627
3,650		Deere & Co	347,006
51,761		General Electric Co	1,926,027
27,519		Hewlett-Packard Co	1,133,508
5,144		International Business Machines Corp	499,740
834	*	Isilon Systems, Inc	23,018

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,488,926

INSTRUMENTS AND RELATED PRODUCTS - 0.86%
5,312	*	St. Jude Medical, Inc	194,207
7,024	*	Thermo Electron Corp	318,117

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	512,324

INSURANCE AGENTS, BROKERS AND SERVICE - 0.91%
5,806		Hartford Financial Services Group, Inc	541,758

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	541,758

INSURANCE CARRIERS - 3.98%
12,286		ACE Ltd	744,163
6,913		Aetna, Inc	298,503
18,647		American International Group, Inc	1,336,244

		TOTAL INSURANCE CARRIERS	2,378,910

METAL MINING - 0.89%
7,891		Anglo American plc	384,870
1,209		Phelps Dodge Corp	144,741

		TOTAL METAL MINING	529,611

MISCELLANEOUS RETAIL - 1.00%
8,630		Best Buy Co, Inc	424,510
2,728	*	Nutri/System, Inc	172,928

		TOTAL MISCELLANEOUS RETAIL	597,438

MOTION PICTURES - 2.96%
8,105	*	DreamWorks Animation SKG, Inc (Class A)	239,016
29,579		News Corp (Class A)	635,357

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

14,109		Time Warner, Inc	$307,294
17,163		Walt Disney Co	588,176

		TOTAL MOTION PICTURES	1,769,843

NONDEPOSITORY INSTITUTIONS - 2.92%
12,838		American Express Co	778,881
9,994		Fannie Mae	593,544
7,671		SLM Corp	374,115

		TOTAL NONDEPOSITORY INSTITUTIONS	1,746,540

OIL AND GAS EXTRACTION - 2.19%
11,171	*	Cameron International Corp	592,622
11,420		Schlumberger Ltd	721,287

		TOTAL OIL AND GAS EXTRACTION	1,313,909

PETROLEUM AND COAL PRODUCTS - 7.13%
3,689		Cabot Oil & Gas Corp	223,738
5,548		Devon Energy Corp	372,160
31,719		Exxon Mobil Corp	2,430,627
6,431		Hess Corp	318,785
4,374		Marathon Oil Corp	404,595
7,747		Noble Energy, Inc	380,145
1,283		Petroleo Brasileiro S.A. (ADR)	132,136

		TOTAL PETROLEUM AND COAL PRODUCTS	4,262,186

PRINTING AND PUBLISHING - 0.26%
2,789		Meredith Corp	157,160

		TOTAL PRINTING AND PUBLISHING	157,160

REAL ESTATE - 0.22%
8,500		Urban Corp	128,995

		TOTAL REAL ESTATE	128,995

SECURITY AND COMMODITY BROKERS - 3.27%
3,175		AllianceBernstein Holding LP	255,270
2,781		Bear Stearns Cos, Inc	452,691
8,398		Lazard Ltd (Class A)	397,562
10,110		Morgan Stanley	823,257
230	*	Nymex Holdings, Inc	28,522

		TOTAL SECURITY AND COMMODITY BROKERS	1,957,302

TOBACCO PRODUCTS - 3.94%
27,488		Altria Group, Inc	2,359,020

		TOTAL TOBACCO PRODUCTS	2,359,020

TRANSPORTATION BY AIR - 0.51%
10,163	*	AMR Corp	307,227

		TOTAL TRANSPORTATION BY AIR	307,227

TRANSPORTATION EQUIPMENT - 4.23%
9,363		Boeing Co	831,809
27,310	*	Ford Motor Co	205,098
2,541		Goodrich Corp	115,743
5,164		ITT Industries, Inc	293,418
4,623		Raytheon Co	244,094

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

4,147	*	Spirit Aerosystems Holdings, Inc (Class A)	$138,800
11,207		United Technologies Corp	700,662

		TOTAL TRANSPORTATION EQUIPMENT	2,529,624

TRUCKING AND WAREHOUSING - 0.38%
1,250		DSV A/S	228,367

		TOTAL TRUCKING AND WAREHOUSING	228,367

WHOLESALE TRADE-NONDURABLE GOODS - 0.35%
5,736		Sysco Corp	210,855

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	210,855

		TOTAL COMMON STOCKS (Cost $50,290,638)	59,745,751

		TOTAL PORTFOLIO - 99.91% (Cost $50,290,638)	59,745,751
		OTHER ASSETS & LIABILITIES, NET - 0.09%	51,833

		NET ASSETS - 100.00%	$59,797,584

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depository Receipts

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.40%
AGRICULTURAL SERVICES - 0.02%
9,800		AWB Ltd	$23,826

		TOTAL AGRICULTURAL SERVICES	23,826

APPAREL AND OTHER TEXTILE PRODUCTS - 0.16%
58,000		Toyobo Co Ltd	174,967

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	174,967

BUSINESS SERVICES - 3.17%
38,315		Adecco S.A.	2,617,746
36		NTT Data Corp	180,295
5,000		Secom Co Ltd	259,233
34,205		WPP Group plc	462,447

		TOTAL BUSINESS SERVICES	3,519,721

CHEMICALS AND ALLIED PRODUCTS - 9.03%
22,000		Air Water, Inc	233,671
132	*	Arkema	6,783
118,494		Bayer AG.	6,359,931
8,148		Dr Reddy’s Laboratories Ltd	149,337
39,000	*	Dyno Nobel Ltd	73,267
6,700		JSR Corp	173,404
9,000		Kaken Pharmaceutical Co Ltd	70,258
5,500		Kuraray Co Ltd	64,888
42,000		Nippon Paint Co Ltd	220,226
11,000		Nippon Shokubai Co Ltd	116,928
25,174		Reckitt Benckiser plc	1,150,434
5,500		Shin-Etsu Chemical Co Ltd	368,346
11,100		Takeda Pharmaceutical Co Ltd	762,044
32,000		Teijin Ltd	197,101
4,000		Tsumura & Co	93,441

		TOTAL CHEMICALS AND ALLIED PRODUCTS	10,040,059

COAL MINING - 0.09%
74,000	*	China Coal Energy Co	48,044
1,300		Sasol Ltd (ADR)	47,970

		TOTAL COAL MINING	96,014

COMMUNICATIONS - 1.46%
6,000	*	China Communications Services Corp Ltd	3,425
70		KDDI Corp	474,686
3,700		News Corp (Class B)	83,091
40		Nippon Telegraph & Telephone Corp	196,967
60,506		Royal KPN NV	860,207

		TOTAL COMMUNICATIONS	1,618,376

DEPOSITORY INSTITUTIONS - 8.98%
15,552		Australia & New Zealand Banking Group Ltd	346,304
30,000	*	China Merchants Bank Co Ltd	63,561
19		DBS Group Holdings Ltd	280
2,871		ICICI Bank Ltd (ADR)	119,836
500,000	*	Industrial & Commercial Bank of China	310,479
20,051		Julius Baer Holding AG.	2,208,325
2,000	v*	Kazkommertsbank (GDR)	46,200

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

86		Mitsubishi UFJ Financial Group, Inc	$1,062,308
66		Mizuho Financial Group. Inc	471,409
132,000		Nordea Bank AB	2,034,195
13,069		Societe Generale	2,218,564
59		Sumitomo Mitsui Financial Group, Inc	604,849
39,000		Sumitomo Trust & Banking Co Ltd	408,991
26,600	*	Yes Bank Ltd	80,864

		TOTAL DEPOSITORY INSTITUTIONS	9,976,165

ELECTRIC, GAS, AND SANITARY SERVICES - 4.28%
140,440		Fortum Oyj	3,996,946
35,000		Hong Kong & China Gas Ltd	78,745
601,000		Xinao Gas Holdings Ltd	679,943

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,755,634

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.35%
7,080		Advantest Corp	405,744
12,558		Crompton Greaves Ltd	59,243
1,500		Fanuc Ltd	147,725
900		Hirose Electric Co Ltd	102,172
7,400		Hitachi Maxell Ltd	110,374
7,000		Hoya Corp	272,930
3,100		Kyocera Corp	292,273
1,700	*	NEC Electronics Corp	49,712
3,000		NGK Spark Plug Co Ltd	56,468
1,000		Rohm Co Ltd	99,576
14,618		Satyam Computer Services Ltd	159,655
12,700		Sony Corp	544,263
3,700		Sumco Corp	312,777

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,612,912

FABRICATED METAL PRODUCTS - 0.07%
7,003		Tata Steel Ltd	76,304

		TOTAL FABRICATED METAL PRODUCTS	76,304

FOOD AND KINDRED PRODUCTS - 7.21%
6,000		Ajinomoto Co, Inc	79,308
25,697		Bajaj Hindusthan Ltd	127,701
2,700	*	Cosan SA Industria e Comercio	56,490
27,402		Groupe Danone	4,152,531
21,000		Meiji Seika Kaisha Ltd	100,408
16,000		Nichirei Corp	89,677
39,000		Nippon Formula Feed Manufacturing Co Ltd	56,695
118,000		Nisshin Oillio Group Ltd	766,472
20,000		Nosan Corp	51,426
65,000		Olam International Ltd	90,269
30,000		PT Astra Agro Lestari Tbk	42,030
89,600		Sampo Oyj (A Shares)	2,398,638

		TOTAL FOOD AND KINDRED PRODUCTS	8,011,645

FOOD STORES - 0.68%
69,861		Tesco plc	553,302
10,848		Woolworths Ltd	204,652

		TOTAL FOOD STORES	757,954

GENERAL BUILDING CONTRACTORS - 1.54%
2,800		Daito Trust Construction Co Ltd	128,465
24,740		Fletcher Building Ltd	192,607
28,200		Lend Lease Corp Ltd	410,467
26,000		Sekisui Chemical Co Ltd	207,336
11,000		Sekisui House Ltd	160,187

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

1,000,000		Shanghai Forte Land Co	$447,399
33,000		Shimizu Corp	164,993

		TOTAL GENERAL BUILDING CONTRACTORS	1,711,454

HEALTH SERVICES - 0.24%
170,000	*	Wilmar International Ltd	269,340

		TOTAL HEALTH SERVICES	269,340

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.24%
36,893		Vinci S.A.	4,714,200

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	4,714,200

HOLDING AND OTHER INVESTMENT OFFICES - 10.84%
500,920	*	Ashmore Group plc	2,537,800
146,934		GEA Group AG.	3,310,888
10		Housing Development Finance Corp	368
45,000		iShares MSCI EAFE Index Fund	3,294,900
266,750		Man Group plc	2,730,279
235,200		Noble Group Ltd	168,685

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	12,042,920

HOTELS AND OTHER LODGING PLACES - 3.94%
55,348		Accor S.A.	4,288,730
25,500		Indian Hotels Co Ltd	89,100
6,000	*	Shanghai Jin Jiang International Hotels Group Co Ltd	2,877

		TOTAL HOTELS AND OTHER LODGING PLACES	4,380,707

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.88%
12,300		Canon, Inc	692,492
6,600		FUJIFILM Holdings Corp	271,199
14,700		Komatsu Ltd	298,311
13,500		Konica Minolta Holdings, Inc	190,580
3,600		Melco Holdings, Inc	100,735
22,281		Rheinmetall AG.	1,690,597
7,000		Riso Kagaku Corp	137,935
1,400		SMC Corp	198,580
9,000		Sumitomo Heavy Industries Ltd	94,534
6,500		Tokyo Seimitsu Co Ltd	306,962
12,500		Toyota Tsusho Corp	335,070

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,316,995

INSTRUMENTS AND RELATED PRODUCTS - 3.81%
40,800		Phonak Holding AG.	3,247,928
7,532		Tecan Group AG.	472,566
13,200		Terumo Corp	519,104

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,239,598

INSURANCE AGENTS, BROKERS AND SERVICE - 0.28%
13,831		QBE Insurance Group Ltd	314,969

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	314,969

INSURANCE CARRIERS - 2.56%
67,000		Aioi Insurance Co Ltd	472,921
73,590		AMP Ltd	586,689
9,000		Insurance Australia Group Ltd	45,111
4,500		Millea Holdings, Inc	158,817
18,000		Nipponkoa Insurance Co Ltd	145,960
2,000		T&D Holdings, Inc	132,263

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

4,826		Zurich Financial Services AG.	$1,299,079

		TOTAL INSURANCE CARRIERS	2,840,840

LUMBER AND WOOD PRODUCTS - 0.08%
274,000	*	Sumalindo Lestari Jaya Tbk PT	83,021

		TOTAL LUMBER AND WOOD PRODUCTS	83,021

METAL MINING - 2.76%
39,275		BHP Billiton Ltd	784,341
1,400		Cameco Corp	56,665
8,376		MMC Norilsk Nickel (ADR)	1,323,408
3,800		Newcrest Mining Ltd	79,037
66,229		Oxiana Ltd	165,720
11,240	*	Paladin Resources Ltd	78,963
7,218	*	Polyus Gold (ADR)	350,073
2,492		Rio Tinto Ltd	146,152
4,000	*	Zhaojin Mining Industry Co Ltd	7,981
5,062		Zinifex Ltd	75,079

		TOTAL METAL MINING	3,067,419

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.08%
145,396		Futuris Corp Ltd	226,093
21,033		Siemens AG.	2,086,225

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,312,318

MISCELLANEOUS RETAIL - 0.09%
16,000		Origin Energy Ltd	104,446

		TOTAL MISCELLANEOUS RETAIL	104,446

NONDEPOSITORY INSTITUTIONS - 5.26%
161,860	*	Collins Stewart plc	804,974
2,500		Credit Saison Co Ltd	86,131
33,444		Deutsche Postbank AG.	2,824,121
1,112		Hypo Real Estate Holding AG.	70,077
161,860	*	Tullett Prebon plc	2,059,973

		TOTAL NONDEPOSITORY INSTITUTIONS	5,845,276

OIL AND GAS EXTRACTION - 1.19%
9		Inpex Holdings, Inc	73,963
2,000		Japan Petroleum Exploration Co	118,987
2,800	v*	KazMunaiGas Exploration Production (GDR)	68,488
423,000		PetroChina Co Ltd	599,290
4,394		Total S.A.	316,985
4,936		Woodside Petroleum Ltd	148,485

		TOTAL OIL AND GAS EXTRACTION	1,326,198

PETROLEUM AND COAL PRODUCTS - 1.14%
32,038		ENI S.p.A.	1,077,590
1,843		Petroleo Brasileiro S.A. (ADR)	189,811

		TOTAL PETROLEUM AND COAL PRODUCTS	1,267,401

PRIMARY METAL INDUSTRIES - 0.46%
59,000		Nippon Steel Corp	339,112
13,000		Sumitomo Metal Mining Co Ltd	166,808

		TOTAL PRIMARY METAL INDUSTRIES	505,920

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

RAILROAD TRANSPORTATION - 0.26%
44		East Japan Railway Co	$293,937

		TOTAL RAILROAD TRANSPORTATION	293,937

REAL ESTATE - 1.10%
19,000		Mitsui Fudosan Co Ltd	463,804
330		ORIX Corp	95,530
6,061	*	Parsvnath Developers Ltd	62,876
157,000	*	Shui On Land Ltd	137,052
11,000		Sumitomo Realty & Development Co Ltd	353,094
6,884		Westfield Group	114,057

		TOTAL REAL ESTATE	1,226,413

SECURITY AND COMMODITY BROKERS - 0.27%
4,898		Macquarie Bank Ltd	305,161

		TOTAL SECURITY AND COMMODITY BROKERS	305,161

SPECIAL TRADE CONTRACTORS - 0.12%
14,000		Takasago Thermal Engineering Co Ltd	130,936

		TOTAL SPECIAL TRADE CONTRACTORS	130,936

STONE, CLAY, AND GLASS PRODUCTS - 1.77%
39,239		CSR Ltd	116,149
12,356		Holcim Ltd	1,132,676
10,000		Krosaki Harima Corp	39,830
24,000		NGK Insulators Ltd	370,673
20,000		Nippon Sheet Glass Co Ltd	93,777
67,000		Sumitomo Osaka Cement Co Ltd	219,008

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,972,113

TOBACCO PRODUCTS - 0.51%
118		Japan Tobacco, Inc	570,144

		TOTAL TOBACCO PRODUCTS	570,144

TRANSPORTATION BY AIR - 0.17%
54,000		All Nippon Airways Co Ltd	191,034

		TOTAL TRANSPORTATION BY AIR	191,034

TRANSPORTATION EQUIPMENT - 7.45%
3,800		Denso Corp	150,716
235,306	*	Fiat S.p.A.	4,497,698
19,400		Honda Motor Co Ltd	766,186
31,000		Keppel Corp Ltd	355,729
5,000		Mitsuba Corp	39,410
18,000		NHK Spring Co Ltd	189,219
37,000		NSK Ltd	364,699
9,900		Toyota Industries Corp	455,048
21,800		Toyota Motor Corp	1,458,157

		TOTAL TRANSPORTATION EQUIPMENT	8,276,862

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

TRUCKING AND WAREHOUSING - 5.43%
200,042		Deutsche Post AG.	$6,031,231

		TOTAL TRUCKING AND WAREHOUSING	6,031,231

WHOLESALE TRADE-DURABLE GOODS - 0.23%
59,000	*	China Communications Construction Co Ltd	58,330
3,500		Sumitomo Corp	52,380
4,000	*	TMK OAO (GDR)	140,000

		TOTAL WHOLESALE TRADE-DURABLE GOODS	250,710

WHOLESALE TRADE-NONDURABLE GOODS - 0.20%
5,600		Mitsubishi Corp	105,407
48,827		Sigma Pharmaceuticals Ltd	115,239

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	220,646

		TOTAL COMMON STOCKS (Cost $95,563,342)	110,475,786

		TOTAL PORTFOLIO - 99.40% (Cost $95,563,342)	110,475,786
		OTHER ASSETS & LIABILITIES, NET - 0.60%	666,090

		NET ASSETS - 100.00%	$111,141,876

*	Non-income producing

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY COUNTRY

December 31, 2006

	VALUE	% OF MARKET VALUE
DOMESTIC
UNITED STATES	$3,341,099	3.03%

TOTAL DOMESTIC	3,341,099	3.03

AUSTRALIA	4,547,297	4.12
BRAZIL	246,300	0.22
CANADA	56,665	0.05
FINLAND	6,395,584	5.79
FRANCE	15,697,794	14.21
GERMANY	22,373,071	20.25
HONG KONG	2,437,126	2.21
INDIA	925,284	0.84
INDONESIA	125,051	0.11
ITALY	5,575,288	5.05
JAPAN	21,576,447	19.53
KAZAKHSTAN	68,488	0.06
NETHERLANDS	860,207	0.78
NEW ZEALAND	192,607	0.17
RUSSIA	1,813,481	1.64
SINGAPORE	884,303	0.80
SOUTH AFRICA	47,970	0.04
SWEDEN	2,034,195	1.84
SWITZERLAND	10,978,320	9.94
UNITED KINGDOM	10,299,209	9.32

TOTAL FOREIGN	107,134,687	96.97

TOTAL PORTFOLIO	$110,475,786	100.00%

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.88%
AMUSEMENT AND RECREATION SERVICES - 0.23%
8,308	*	Bally Technologies, Inc	$155,194

		TOTAL AMUSEMENT AND RECREATION SERVICES	155,194

APPAREL AND ACCESSORY STORES - 2.44%
83,699		Gap, Inc	1,632,131

		TOTAL APPAREL AND ACCESSORY STORES	1,632,131

APPAREL AND OTHER TEXTILE PRODUCTS - 0.09%
584		Liz Claiborne, Inc	25,381
405		VF Corp	33,242

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	58,623

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.30%
5,066		Home Depot, Inc	203,451

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	203,451

BUSINESS SERVICES - 2.72%
4,537	*	AerCap Holdings NV	105,168
2,235	*	Computer Sciences Corp	119,282
1,451	*	Double-Take Software, Inc	18,689
10,373	*	DynCorp International, Inc (Class A)	164,620
3,257		Fidelity National Information Services, Inc	130,573
46,730	*	Novell, Inc	289,726
1,553,556		Solomon Systech International Ltd	241,673
52,148	*	Sun Microsystems, Inc	282,642
18,225	*	Yahoo!, Inc	465,467

		TOTAL BUSINESS SERVICES	1,817,840

CHEMICALS AND ALLIED PRODUCTS - 7.73%
8,626		Abbott Laboratories	420,172
7,669		Bristol-Myers Squibb Co	201,848
6,860		Colgate-Palmolive Co	447,546
16,567		Du Pont (E.I.) de Nemours & Co	806,979
13,741	*	Hercules, Inc	265,339
4,004	*	Invitrogen Corp	226,586
8,786	*	Medimmune, Inc	284,403
19,680		Pfizer, Inc	509,712
5,066		Procter & Gamble Co	325,592
5,426	*	Sepracor, Inc	334,133
9		Tronox, Inc (Class B)	142
4,473		Unilever plc	125,065
4,442		Unilever plc (ADR)	123,576
5,468	*	Vertex Pharmaceuticals, Inc	204,613
18,242	*	Warner Chilcott Ltd (Class A)	252,104
12,706		Wyeth	646,990

		TOTAL CHEMICALS AND ALLIED PRODUCTS	5,174,800

COAL MINING - 1.37%
10,536		Peabody Energy Corp	425,760
13,228		Sasol Ltd (ADR)	488,113

		TOTAL COAL MINING	913,873

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

COMMUNICATIONS - 4.96%
34,514		AT&T, Inc	$1,233,876
11,594		BellSouth Corp	546,193
2,318		Cablevision Systems Corp (Class A)	66,017
394	*	Liberty Media Corp - Capital (Series A)	38,604
1,970	*	Liberty Media Holding Corp (Interactive A)	42,493
59,160		Sprint Nextel Corp	1,117,532
419,200	*	True Corp PCL	72,133
492,700	*	True Corp PCL	84,781
3,246		Verizon Communications, Inc	120,881

		TOTAL COMMUNICATIONS	3,322,510

DEPOSITORY INSTITUTIONS - 17.09%
30,329		Bank of America Corp	1,619,265
34,953		Bank of New York Co, Inc	1,376,100
9,667		Citigroup, Inc	538,452
2,409		Colonial Bancgroup, Inc	62,008
53,685		Hudson City Bancorp, Inc	745,148
43,045		JPMorgan Chase & Co	2,079,074
86		National City Corp	3,144
16,527		South Financial Group, Inc	439,453
21,193		SunTrust Banks, Inc	1,789,749
14,819		TCF Financial Corp	406,337
23,392		US Bancorp	846,556
5,522		Wachovia Corp	314,478
15,715		Washington Mutual, Inc	714,875
14,126		Wells Fargo & Co	502,321

		TOTAL DEPOSITORY INSTITUTIONS	11,436,960

EATING AND DRINKING PLACES - 1.66%
112,782		Compass Group plc	640,393
11,662		Darden Restaurants, Inc	468,463

		TOTAL EATING AND DRINKING PLACES	1,108,856

ELECTRIC, GAS, AND SANITARY SERVICES - 5.24%
13,262		American Electric Power Co, Inc	564,696
2,897		Constellation Energy Group, Inc	199,516
973		Dominion Resources, Inc	81,576
23,932		DPL, Inc	664,831
3,030		Duke Energy Corp	100,626
1,837		Entergy Corp	169,592
3,977		Exelon Corp	246,137
2,138		FirstEnergy Corp	128,921
5,224		FPL Group, Inc	284,290
774		MDU Resources Group, Inc	19,845
4,306	*	Mirant Corp	135,940
6,840		Northeast Utilities	192,614
5,394	*	NRG Energy, Inc	302,118
3,839		PPL Corp	137,590
49,500	*	Sojitz Holdings Corp	150,574
3,390		Southern Co	124,955

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	3,503,821

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.11%
14,383		ABB Ltd (ADR)	258,606
25,503	*	Agere Systems, Inc	488,893
9,206	*	Ciena Corp	255,098

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

9,574	*	Cree, Inc	$165,822
35,486	*	Finisar Corp	114,620
850	*	First Solar, Inc	25,330
36,410		Honeywell International, Inc	1,647,188
16,918		Intel Corp	342,590
19,199	*	JDS Uniphase Corp	319,855
10,747		Qualcomm, Inc	406,129
43,658		RadioShack Corp	732,581

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,756,712

ENGINEERING AND MANAGEMENT SERVICES - 0.58%
40	*	Affymax, Inc	1,362
17,698	*	Infrasource Services, Inc	385,285

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	386,647

FABRICATED METAL PRODUCTS - 0.37%
5,375		Illinois Tool Works, Inc	248,271

		TOTAL FABRICATED METAL PRODUCTS	248,271

FOOD AND KINDRED PRODUCTS - 1.64%
2,683		Coca-Cola Co	129,455
8,717		PepsiCo, Inc	545,248
16,486	*	Smithfield Foods, Inc	423,031

		TOTAL FOOD AND KINDRED PRODUCTS	1,097,734

FORESTRY - 0.31%
5,000		Rayonier, Inc	205,250

		TOTAL FORESTRY	205,250

GENERAL BUILDING CONTRACTORS - 0.68%
42,000	*	Daikyo, Inc	215,285
7,491	*	Toll Brothers, Inc	241,435

		TOTAL GENERAL BUILDING CONTRACTORS	456,720

HEALTH SERVICES - 1.23%
6,251	*	DaVita, Inc	355,557
20,762	*	Healthsouth Corp	470,259

		TOTAL HEALTH SERVICES	825,816

HOLDING AND OTHER INVESTMENT OFFICES - 1.72%
2		Cross Timbers Royalty Trust	101
4,295		Douglas Emmett, Inc	114,204
7,747		General Growth Properties, Inc	404,626
4,822		iShares Russell 1000 Value Index Fund	398,345
5,947		Plum Creek Timber Co, Inc	236,988

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,154,264

HOTELS AND OTHER LODGING PLACES - 2.21%
14,183		Accor S.A.	1,098,993
8,076		Orient-Express Hotels Ltd (Class A)	382,156

		TOTAL HOTELS AND OTHER LODGING PLACES	1,481,149

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.31%
7,227	*	Alstom RGPT	979,754
6,340		General Electric Co	235,911

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

24,192		Hewlett-Packard Co	$996,468

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,212,133

INSTRUMENTS AND RELATED PRODUCTS - 1.42%
7,312	*	Eagle Test Systems, Inc	106,609
18,584	*	Thermo Electron Corp	841,669

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	948,278

INSURANCE AGENTS, BROKERS AND SERVICE - 1.72%
5,902		AON Corp	208,577
8,960		Hartford Financial Services Group, Inc	836,058
3,514		Marsh & McLennan Cos, Inc	107,739

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,152,374

INSURANCE CARRIERS - 7.37%
195		Aegon NV	3,695
16,715		Aetna, Inc	721,754
22,836		American International Group, Inc	1,636,428
6,954		Aspen Insurance Holdings Ltd	183,307
9,035		Axis Capital Holdings Ltd	301,498
1,565		Everest Re Group Ltd	153,542
1,643	*	First Mercury Financial Corp	38,643
8,001		Max Re Capital Ltd	198,585
17,247		Montpelier Re Holdings Ltd	320,967
7,331		PartnerRe Ltd	520,721
7,122		Platinum Underwriters Holdings Ltd	220,355
2,526		St. Paul Travelers Cos, Inc	135,621
6,901		XL Capital Ltd (Class A)	497,010

		TOTAL INSURANCE CARRIERS	4,932,126

METAL MINING - 0.46%
2,713		Anglo American plc	132,322
1,494	*	Barrick Gold Corp	45,866
807		MMC Norilsk Nickel (ADR)	127,506

		TOTAL METAL MINING	305,694

MISCELLANEOUS RETAIL - 1.17%
143,778	*	Rite Aid Corp	782,152

		TOTAL MISCELLANEOUS RETAIL	782,152

MOTION PICTURES - 0.73%
10,172	*	DreamWorks Animation SKG, Inc (Class A)	299,972
5,533		Walt Disney Co	189,616

		TOTAL MOTION PICTURES	489,588

NONDEPOSITORY INSTITUTIONS - 2.50%
19,547		Fannie Mae	1,160,896
5,295		Freddie Mac	359,531
3,820		Takefuji Corp	151,189

		TOTAL NONDEPOSITORY INSTITUTIONS	1,671,616

OIL AND GAS EXTRACTION - 0.28%
440		Equitable Resources, Inc	18,370
5,800	v*	KazMunaiGas Exploration Production (GDR)	141,868
418		Pogo Producing Co	20,248

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

274		W&T Offshore, Inc	$8,417

		TOTAL OIL AND GAS EXTRACTION	188,903

PAPER AND ALLIED PRODUCTS - 0.81%
3,032		Kimberly-Clark Corp	206,024
1,143	*	Smurfit-Stone Container Corp	12,070
6,982		Temple-Inland, Inc	321,381

		TOTAL PAPER AND ALLIED PRODUCTS	539,475

PETROLEUM AND COAL PRODUCTS - 8.64%
9,460		Apache Corp	629,185
27,110		Chevron Corp	1,993,398
3,343		ConocoPhillips	240,529
7,320		Devon Energy Corp	491,026
799		EOG Resources, Inc	49,898
9,952		Exxon Mobil Corp	762,622
2,154		Marathon Oil Corp	199,245
3,760		Noble Energy, Inc	184,503
14,601		Occidental Petroleum Corp	712,967
5,022		Petroleo Brasileiro S.A. (ADR)	517,216

		TOTAL PETROLEUM AND COAL PRODUCTS	5,780,589

PRIMARY METAL INDUSTRIES - 0.57%
7,853	*	Lone Star Technologies, Inc	380,164

		TOTAL PRIMARY METAL INDUSTRIES	380,164

PRINTING AND PUBLISHING - 0.44%
4,836		Gannett Co, Inc	292,385

		TOTAL PRINTING AND PUBLISHING	292,385

RAILROAD TRANSPORTATION - 0.05%
950		CSX Corp	32,709

		TOTAL RAILROAD TRANSPORTATION	32,709

REAL ESTATE - 0.38%
17,000		Urban Corp	257,989

		TOTAL REAL ESTATE	257,989

SECURITY AND COMMODITY BROKERS - 3.20%
15,217		Morgan Stanley	1,239,120
20,822		TD Ameritrade Holding Corp	336,900
20,725		Waddell & Reed Financial, Inc (Class A)	567,036

		TOTAL SECURITY AND COMMODITY BROKERS	2,143,056

TOBACCO PRODUCTS - 3.61%
28,129		Altria Group, Inc	2,414,031

		TOTAL TOBACCO PRODUCTS	2,414,031

TRANSPORTATION BY AIR - 0.77%
23,847	*	JetBlue Airways Corp	338,627
4,069	*	UAL Corp	179,036

		TOTAL TRANSPORTATION BY AIR	517,663

TRANSPORTATION EQUIPMENT - 2.13%
100,580	*	Ford Motor Co	755,356
67		Genuine Parts Co	3,178

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

7,943		ITT Industries, Inc	$451,321
1,206		Raytheon Co	63,676
4,523	*	Spirit Aerosystems Holdings, Inc (Class A)	151,385

		TOTAL TRANSPORTATION EQUIPMENT	1,424,916

WHOLESALE TRADE-DURABLE GOODS - 0.21%
4,000	*	TMK OAO (GDR)	140,000

		TOTAL WHOLESALE TRADE-DURABLE GOODS	140,000

WHOLESALE TRADE-NONDURABLE GOODS - 0.43%
6,755	*	Dean Foods Co	285,601
162	*	Idearc, Inc	4,641

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	290,242

		TOTAL COMMON STOCKS (Cost - $56,900,571)	66,836,705

PRINCIPAL

SHORT TERM INVESTMENTS - 0.82%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.82%
550,000		Federal Home Loan Banks (FHLB), 4.800%, 01/02/07	549,703
		TOTAL SHORT TERM INVESTMENTS (Cost - $549,927)	549,703

		TOTAL PORTFOLIO - 100.70% (Cost - $57,450,498)	67,386,408
		OTHER ASSETS & LIABILITIES, NET - (0.70)%	(469,661)

		NET ASSETS - 100.00%	$66,916,747

*	Non-income producing

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.16%
AGRICULTURAL PRODUCTION-LIVESTOCK - 0.31%
100		Seaboard Corp	$176,500

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	176,500

AMUSEMENT AND RECREATION SERVICES - 0.55%
3,000		Dover Downs Gaming & Entertainment, Inc	40,110
1,400	*	Live Nation, Inc	31,360
1,600	*	Magna Entertainment Corp	7,216
1,000	*	Marvel Entertainment, Inc	26,910
2,500	*	Pinnacle Entertainment, Inc	82,850
2,700		Speedway Motorsports, Inc	103,680
3,200		Westwood One, Inc	22,592

		TOTAL AMUSEMENT AND RECREATION SERVICES	314,718

APPAREL AND ACCESSORY STORES - 1.75%
2,400	*	Aeropostale, Inc	74,088
1,600		Brown Shoe Co, Inc	76,384
800		Buckle, Inc	40,680
4,000	*	Carter’s, Inc	102,000
3,900		Cato Corp (Class A)	89,349
2,200	*	Charlotte Russe Holding, Inc	67,650
3,500	*	Charming Shoppes, Inc	47,355
500	*	Dress Barn, Inc	11,665
2,167	*	Pacific Sunwear Of California, Inc	42,430
10,900	d*	Payless Shoesource, Inc	357,738
2,300	*	Tween Brands, Inc	91,839

		TOTAL APPAREL AND ACCESSORY STORES	1,001,178

APPAREL AND OTHER TEXTILE PRODUCTS - 1.38%
800		Columbia Sportswear Co	44,560
700	*	Gymboree Corp	26,712
8,400		Kellwood Co	273,168
10,000	*	Maidenform Brands, Inc	181,200
2,700		Phillips-Van Heusen Corp	135,459
4,969	*	Warnaco Group, Inc	126,113

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	787,212

AUTO REPAIR, SERVICES AND PARKING - 0.01%
100	*	Wright Express Corp	3,117

		TOTAL AUTO REPAIR, SERVICES AND PARKING	3,117

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.22%
5,100	*	CSK Auto Corp	87,465
1,400		Sonic Automotive, Inc (Class A)	40,656

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	128,121

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.01%
100	*	Central Garden & Pet Co	4,842

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	4,842

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

BUSINESS SERVICES - 12.81%
12,100	*	3Com Corp	$49,731
2,800		ABM Industries, Inc	63,588
2,700	*	Actuate Corp	16,038
4,100		Administaff, Inc	175,357
600	*	Advent Software, Inc	21,174
1,945	*	Altiris, Inc	49,364
1,800	*	Ansoft Corp	50,040
2,000	*	aQuantive, Inc	49,320
2,800		Arbitron, Inc	121,632
1,900	*	Ariba, Inc	14,706
15,700	*	Art Technology Group, Inc	36,581
3,622	*	Asset Acceptance Capital Corp	60,922
3,600	*	Avocent Corp	121,860
11,900	*	BISYS Group, Inc	153,629
2,500	*	CACI International, Inc (Class A)	141,250
2,000		Catalina Marketing Corp	55,000
8,882	*	CBIZ, Inc	61,908
58,100	*	CMGI, Inc	77,854
7,900	*	CNET Networks, Inc	71,811
800		Computer Programs & Systems, Inc	27,192
3,804	*	COMSYS IT Partners, Inc	76,879
3,532	*	Covansys Corp	81,059
1,789	*	CSG Systems International, Inc	47,820
1,499	*	Dendrite International, Inc	16,054
900	*	Digital River, Inc	50,211
24,300	*	Earthlink, Inc	172,530
2,175	*	eFunds Corp	59,813
4,300	*	Gerber Scientific, Inc	54,008
3,300		Gevity HR, Inc	78,177
2,800	*	Global Cash Access, Inc	45,444
4,500	*	Heidrick & Struggles International, Inc	190,620
6,600	*	Hypercom Corp	41,910
4,600	*	Hyperion Solutions Corp	165,324
4,700	*	i2 Technologies, Inc	107,254
8,300	*	Informatica Corp	101,343
2,005	*	Infospace, Inc	41,123
300	*	Internap Network Services Corp	5,961
3,200		Interpool, Inc	74,752
1,600	*	inVentiv Health, Inc	56,560
2,300	*	Keane, Inc	27,393
1,516		Kelly Services, Inc (Class A)	43,873
4,465	*	Kforce, Inc	54,339
1,900	*	Korn/Ferry International	43,624
1,600	*	Kronos, Inc	58,784
11,400	*	Labor Ready, Inc	208,962
298	*	Lawson Software, Inc	2,202
1,900	*	Manhattan Associates, Inc	57,152
1,875	*	Mantech International Corp (Class A)	69,056
2,400	*	Mentor Graphics Corp	43,272
1,717	*	MicroStrategy, Inc (Class A)	195,755
8,000	*	MPS Group, Inc	113,440
2,700	*	Ness Technologies, Inc	38,502
2,200	*	NetFlix, Inc	56,892
1,700	*	Netscout Systems, Inc	14,110
7,200	*	NIC, Inc	35,784
3,600	*	Packeteer, Inc	48,960
3,024	*	Parametric Technology Corp	54,492
6,600	*	Perot Systems Corp (Class A)	108,174
7,100	*	Premiere Global Services, Inc	67,024
2,500	*	Progress Software Corp	69,825
1,800	*	Radisys Corp	30,006
23,800	*	RealNetworks, Inc	260,372
7,419	*	Rent-A-Center, Inc	218,935

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,400	*	Rewards Network, Inc	$30,580
1,900		Rollins, Inc	42,009
14,800	*	Sitel Corp	62,456
3,100	*	Sohu.com, Inc	74,400
3,000		Sotheby’s	93,060
13,900	*	Spherion Corp	103,277
4,600	*	SPSS, Inc	138,322
1,400	*	SRA International, Inc (Class A)	37,436
10,300	*	Sybase, Inc	254,410
14,200	*	SYKES Enterprises, Inc	250,488
1,300		Talx Corp	35,685
4,300	*	TeleTech Holdings, Inc	102,684
3,000		TheStreet.com, Inc	26,700
19,600	*	TIBCO Software, Inc	185,024
700	*	TNS, Inc	13,475
6,702	*	Transaction Systems Architects, Inc	218,284
2,700	*	Travelzoo, Inc	80,865
3,900		United Online, Inc	51,792
2,500	*	Universal Compression Holdings, Inc	155,275
3,448	*	Vasco Data Security International	40,859
1,200	*	Verint Systems, Inc	41,136
6,800		Viad Corp	276,080
2,614	*	Vignette Corp	44,621
1,000	*	WebEx Communications, Inc	34,890
4,930	*	webMethods, Inc	36,285
2,300	*	Websense, Inc	52,509
3,500	*	Wind River Systems, Inc	35,875

		TOTAL BUSINESS SERVICES	7,325,204

CHEMICALS AND ALLIED PRODUCTS - 7.32%
1,200	*	Adams Respiratory Therapeutics, Inc	48,972
1,404	*	Adolor Corp	10,558
1,100	*	Alexion Pharmaceuticals, Inc	44,429
10,100	*	Alkermes, Inc	135,037
2,400	*	Alnylam Pharmaceuticals, Inc	51,360
5,200	*	Alpharma, Inc (Class A)	125,320
1,600	*	American Oriental Bioengineering, Inc	18,672
6,900	*	Anadys Pharmaceuticals, Inc	33,948
1,700		Arch Chemicals, Inc	56,627
8,900	*	Aventine Renewable Energy Holdings, Inc	209,684
700	*	Bentley Pharmaceuticals, Inc	7,119
174	*	BioCryst Pharmaceuticals, Inc	2,011
2,700	*	BioMarin Pharmaceuticals, Inc	44,253
3,400	*	Combinatorx, Inc	29,444
1,500	*	Cotherix, Inc	20,235
2,000	*	Cubist Pharmaceuticals, Inc	36,220
1,900	*	Digene Corp	91,048
5,500	*	Elizabeth Arden, Inc	104,775
1,100	*	Emergent Biosolutions, Inc	12,276
3,500	*	Emisphere Technologies, Inc	18,515
2,500	*	Enzon Pharmaceuticals, Inc	21,275
18,400	*	Genta, Inc	8,142
5,000		Georgia Gulf Corp	96,550
4,400		H.B. Fuller Co	113,608
3,500	*	Hana Biosciences, Inc	22,295
300	*	Hercules, Inc	5,793
350	*	Hi-Tech Pharmacal Co, Inc	4,260
4,864	*	Human Genome Sciences, Inc	60,508
2,800	*	Immucor, Inc	81,844
5,700	*	Indevus Pharmaceuticals, Inc	40,470
600	*	Inverness Medical Innovations, Inc	23,220
3,100		Koppers Holdings, Inc	80,817
7,800	*	KV Pharmaceutical Co (Class A)	185,484
4,500		Mannatech, Inc	66,285

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

6,758	*	Medicines Co	$214,364
500		Meridian Bioscience, Inc	12,265
1,600	*	MGI Pharma, Inc	29,456
2,700	*	Nabi Biopharmaceuticals	18,306
2,500	*	NBTY, Inc	103,925
1,340	*	New River Pharmaceuticals, Inc	73,311
1,600		NewMarket Corp	94,480
2,600	*	NPS Pharmaceuticals, Inc	11,778
4,300		Olin Corp	71,036
3,600	*	OM Group, Inc	163,008
11,646	*	OraSure Technologies, Inc	96,196
1,200	*	OSI Pharmaceuticals, Inc	41,976
5,600	*	Pain Therapeutics, Inc	49,840
300	*	Panacos Pharmaceuticals, Inc	1,203
2,300	*	Par Pharmaceutical Cos, Inc	51,451
14,823		Perrigo Co	256,438
4,300	*	Pharmion Corp	110,682
3,737	*	Pioneer Cos, Inc	107,102
12,100	*	PolyOne Corp	90,750
3,300	*	Quidel Corp	44,946
5,100	*	Santarus, Inc	39,933
4,538	*	Sciele Pharma, Inc	108,912
3,500	*	Solexa, Inc	46,025
2,400		Stepan Co	76,008
2,100	*	SuperGen, Inc	10,668
2,145	*	United Therapeutics Corp	116,624
7,800	*	USEC, Inc	99,216
1,800	*	Valeant Pharmaceuticals International	31,032
3,500	*	Viropharma, Inc	51,240
2,700	*	WR Grace & Co	53,460

		TOTAL CHEMICALS AND ALLIED PRODUCTS	4,186,685

COAL MINING - 0.58%
9,300	*	Alpha Natural Resources, Inc	132,339
3,500	*	International Coal Group, Inc	19,075
2,600		Penn Virginia Corp	182,104

		TOTAL COAL MINING	333,518

COMMUNICATIONS - 3.06%
1,800		Atlantic Tele-Network, Inc	52,740
7,222	*	Brightpoint, Inc	97,136
15,600	*	Cincinnati Bell, Inc	71,292
100		Citadel Broadcasting Corp	996
4,921		Commonwealth Telephone Enterprises, Inc	205,993
2,200		Consolidated Communications Holdings, Inc	45,980
9,400	*	Covad Communications Group, Inc	12,972
5,840		CT Communications, Inc	133,853
4,800		Entercom Communications Corp (Class A)	135,264
1,800	*	Eschelon Telecom, Inc	35,658
1,100		Fairpoint Communications, Inc	20,845
2,300	*	FiberTower Corp	13,524
8,875	*	Foundry Networks, Inc	132,948
8,700	*	General Communication, Inc (Class A)	136,851
1,200	*	Globalstar, Inc	16,692
1,900		Golden Telecom, Inc	88,996
8,100	*	Lightbridge, Inc	109,674
11,300	*	Mastec, Inc	130,402
6,900	*	Syniverse Holdings, Inc	103,431
8,014		USA Mobility, Inc	179,273
3,500	*	Vonage Holdings Corp	24,290

		TOTAL COMMUNICATIONS	1,748,810

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

DEPOSITORY INSTITUTIONS - 8.78%
400		1st Source Corp	$12,852
1,900		Anchor Bancorp Wisconsin, Inc	54,758
2,292		Bancfirst Corp	123,768
100		Bank Mutual Corp	1,211
2,250		Bank of Granite Corp	42,683
2,500		BankUnited Financial Corp (Class A)	69,900
3,300		Boston Private Financial Holdings, Inc	93,093
1,000		Cadence Financial Corp	21,670
100		Capitol Bancorp Ltd	4,620
778		Cathay General Bancorp	26,849
5,098	*	Centennial Bank Holdings, Inc	48,227
2,600		Center Financial Corp	62,322
4,300		Central Pacific Financial Corp	166,668
1,816		Chemical Financial Corp	60,473
3,800		Chittenden Corp	116,622
7,101		Citizens Banking Corp	188,177
5,349		City Holding Co	218,721
1,500		Community Bank System, Inc	34,500
1,700		Community Trust Bancorp, Inc	70,601
3,570		Corus Bankshares, Inc	82,360
2,100		Downey Financial Corp	152,418
4,700		First Bancorp	44,791
1,801		First Community Bancorp, Inc	94,138
200		First Financial Bankshares, Inc	8,372
296		First Financial Holdings, Inc	11,597
900		First Midwest Bancorp, Inc	34,812
12,374		First Niagara Financial Group, Inc	183,878
1,611	*	First Regional Bancorp	54,919
3,200	*	FirstFed Financial Corp	214,304
5,700		FirstMerit Corp	137,598
1,600		Flagstar Bancorp, Inc	23,744
839		FNB Corp	34,860
6,555		Greater Bay Bancorp	172,593
10,885		Hanmi Financial Corp	245,239
1,900		Integra Bank Corp	52,288
1,000		International Bancshares Corp	30,910
1,400	*	Intervest Bancshares Corp	48,174
1,162		ITLA Capital Corp	67,291
2,576		MAF Bancorp, Inc	115,121
3,845		MB Financial, Inc	144,610
840		Mercantile Bank Corp	31,668
2,100		Mid-State Bancshares	76,419
1,545		National Penn Bancshares, Inc	31,286
4,600		Old National Bancorp	87,032
9,900		Oriental Financial Group, Inc	128,205
1,600		Pacific Capital Bancorp	53,728
2,700		PFF Bancorp, Inc	93,177
2,119		Placer Sierra Bancshares	50,369
1,975		Provident Bankshares Corp	70,310
5,400		Provident Financial Services, Inc	97,902
3,055		Republic Bancorp, Inc	41,120
900		S&T Bancorp, Inc	31,203
1,100		Sierra Bancorp	32,274
1,380		Simmons First National Corp (Class A)	43,539
1,512		Southwest Bancorp, Inc	42,124
1,100		Sterling Bancorp	21,670
750		Sterling Bancshares, Inc	9,765
1,434		Sterling Financial Corp	33,943
1,200		Suffolk Bancorp	45,756
392	*	Sun Bancorp, Inc	8,259
1,002	*	SVB Financial Group	46,713

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,164		Taylor Capital Group, Inc	$115,834
5,085		TierOne Corp	160,737
300		UCBH Holdings, Inc	5,268
1,200		UMB Financial Corp	43,812
1,000		Umpqua Holdings Corp	29,430
9,000		W Holding Co, Inc	53,640
2,100		Westamerica Bancorporation	106,323
1,800		Wilshire Bancorp, Inc	34,146
500		Wintrust Financial Corp	24,010

		TOTAL DEPOSITORY INSTITUTIONS	5,021,394

EATING AND DRINKING PLACES - 2.43%
1,400		Applebees International, Inc	34,538
1,500		Bob Evans Farms, Inc	51,330
4,700		CBRL Group, Inc	210,372
1,650	*	CEC Entertainment, Inc	66,413
4,600		CKE Restaurants, Inc	84,640
1,500		Domino’s Pizza, Inc	42,000
912		IHOP Corp	48,062
5,200	*	Jack in the Box, Inc	317,408
9,851	*	Luby’s, Inc	107,277
2,500	*	McCormick & Schmick’s Seafood Restaurants, Inc	60,100
2,100	*	O’Charleys, Inc	44,688
3,077	*	Papa John’s International, Inc	89,264
500	*	PF Chang’s China Bistro, Inc	19,190
1,000		Ruby Tuesday, Inc	27,440
4,287	*	Ruth’s Chris Steak House, Inc	78,366
4,600	*	Sonic Corp	110,170

		TOTAL EATING AND DRINKING PLACES	1,391,258

EDUCATIONAL SERVICES - 0.47%
7,600	*	Corinthian Colleges, Inc	103,588
5,500		DeVry, Inc	154,000
981	*	Lincoln Educational Services Corp	13,234

		TOTAL EDUCATIONAL SERVICES	270,822

ELECTRIC, GAS, AND SANITARY SERVICES - 4.30%
1,600		Allete, Inc	74,464
10,100		Avista Corp	255,631
7,700		Black Hills Corp	284,438
1,700	*	El Paso Electric Co	41,429
5,500		Laclede Group, Inc	192,665
1,200		Markwest Hydrocarbon, Inc	58,260
5,100		Metal Management, Inc	193,035
5,400		New Jersey Resources Corp	262,332
6,600		Nicor, Inc	308,880
100		Northwest Natural Gas Co	4,244
4,055		NorthWestern Corp	143,466
480		Otter Tail Corp	14,957
400		Peoples Energy Corp	17,828
365		Piedmont Natural Gas Co, Inc	9,764
700		Southwest Gas Corp	26,859
6,400		UIL Holdings Corp	270,016
5,500		Unisource Energy Corp	200,915
3,100		WGL Holdings, Inc	100,998

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,460,181

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.09%
3,400		Acuity Brands, Inc	$176,936
13,402	*	Adaptec, Inc	62,453
1,800		Adtran, Inc	40,860
8,180	*	Advanced Energy Industries, Inc	154,357
6,000	*	Aeroflex, Inc	70,320
2,600	*	AMIS Holdings, Inc	27,482
13,000	*	Amkor Technology, Inc	121,420
8,200	*	Andrew Corp	83,886
5,000	*	Applied Micro Circuits Corp	17,800
18,913	*	Arris Group, Inc	236,602
800	*	ATMI, Inc	24,424
1,200		Baldor Electric Co	40,104
2,475	*	Benchmark Electronics, Inc	60,291
21,325	*	Brocade Communications Systems, Inc	175,078
500	*	Ceradyne, Inc	28,250
3,600	*	Checkpoint Systems, Inc	72,720
1,400	*	Comtech Telecommunications Corp	53,298
13,300	*	Conexant Systems, Inc	27,132
4,300	*	Electro Scientific Industries, Inc	86,602
2,267	*	EMS Technologies, Inc	45,408
900	*	Genlyte Group, Inc	70,299
4,100	*	Hexcel Corp	71,381
9,174	*	Interdigital Communications Corp	307,788
800	*	Lamson & Sessions Co	19,408
13,100	*	Mattson Technology, Inc	122,092
9,476	*	Micrel, Inc	102,151
800	*	Monolithic Power Systems, Inc	8,888
8,700	*	MRV Communications, Inc	30,798
338	*	Multi-Fineline Electronix, Inc	6,858
5,650	*	Omnivision Technologies, Inc	77,123
21,854	*	ON Semiconductor Corp	165,435
2,600	*	Oplink Communications, Inc	53,456
2,600	*	Pericom Semiconductor Corp	29,822
12,000	*	Plexus Corp	286,560
3,414	*	Polycom, Inc	105,527
1,919	*	Portalplayer, Inc	25,811
1,200	*	Radyne Corp	12,888
11,300	*	RF Micro Devices, Inc	76,727
1,200	*	Rogers Corp	70,980
6,200	*	Semtech Corp	81,034
5,900	*	Silicon Image, Inc	75,048
3,400	*	Sirenza Microdevices, Inc	26,724
1,900	*	Standard Microsystems Corp	53,162
5,400	*	Stratex Networks, Inc	26,082
2,000	*	Synaptics, Inc	59,380
3,200		Technitrol, Inc	76,448
1,430	*	Tessera Technologies, Inc	57,686
3,450	*	Trident Microsystems, Inc	62,721
13,100	*	Triquint Semiconductor, Inc	58,950
2,800	*	TTM Technologies, Inc	31,724
3,400	*	Ulticom, Inc	32,606
3,400	*	Utstarcom, Inc	29,750
1,300	*	Varian Semiconductor Equipment Associates, Inc	59,176
5,100	*	Zoran Corp	74,358

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,054,264

ENGINEERING AND MANAGEMENT SERVICES - 1.98%
800	*	Advisory Board Co	42,832
2,700	*	Applera Corp (Celera Genomics Group)	37,773
1,600		CDI Corp	39,840

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,300	*	deCODE genetics, Inc	$10,419
10,600	*	Digitas, Inc	142,146
3,100	*	Exelixis, Inc	27,900
8,700	*	Harris Interactive, Inc	43,848
2,400	*	ICOS Corp	81,096
2,700	*	Incyte Corp	15,768
400	*	LECG Corp	7,392
2,960	*	Lifecell Corp	71,454
2,000	*	Luminex Corp	25,400
2,000	*	MTC Technologies, Inc	47,100
1,574	*	Myriad Genetics, Inc	49,266
1,100	*	Omnicell, Inc	20,493
1,833	*	PharmaNet Development Group, Inc	40,454
3,400	*	Regeneron Pharmaceuticals, Inc	68,238
2,400	*	Resources Connection, Inc	76,416
2,200	*	Rigel Pharmaceuticals, Inc	26,114
5,200	*	SAIC, Inc	92,508
6,200	*	Savient Pharmaceuticals, Inc	69,502
1,600	*	Washington Group International, Inc	95,664

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,131,623

FABRICATED METAL PRODUCTS - 0.73%
1,400		Ameron International Corp	106,918
500		Dynamic Materials Corp	14,050
7,458		Insteel Industries, Inc	132,678
1,900	*	NCI Building Systems, Inc	98,325
826		Silgan Holdings, Inc	36,278
1,000		Simpson Manufacturing Co, Inc	31,650

		TOTAL FABRICATED METAL PRODUCTS	419,899

FOOD AND KINDRED PRODUCTS - 0.89%
900	*	Altus Pharmaceuticals, Inc	16,965
4,600		Flowers Foods, Inc	124,154
8,374		Imperial Sugar Co	202,735
2,600		National Beverage Corp	36,478
4,578	*	Performance Food Group Co	126,536

		TOTAL FOOD AND KINDRED PRODUCTS	506,868

FOOD STORES - 0.52%
5,500	*	Pantry, Inc	257,620
2,900	*	Wild Oats Markets, Inc	41,702

		TOTAL FOOD STORES	299,322

FURNITURE AND FIXTURES - 1.07%
5,900		Ethan Allen Interiors, Inc	213,049
13,300		Furniture Brands International, Inc	215,859
200		Herman Miller, Inc	7,272
1,500		Hooker Furniture Corp	23,520
5,403	*	Select Comfort Corp	93,958
2,609		Stanley Furniture Co, Inc	55,963

		TOTAL FURNITURE AND FIXTURES	609,621

FURNITURE AND HOMEFURNISHINGS STORES - 0.05%
1,300		Knoll, Inc	28,600

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	28,600

GENERAL BUILDING CONTRACTORS - 0.60%
1,400		Amrep Corp	171,500
700	*	Cavco Industries, Inc	24,528
2,600	*	Meritage Homes Corp	124,072

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

700	*	Perini Corp	$21,546

		TOTAL GENERAL BUILDING CONTRACTORS	341,646

GENERAL MERCHANDISE STORES - 0.37%
5,700	*	Big Lots, Inc	130,644
2,082		Casey’s General Stores, Inc	49,031
2,452		Stein Mart, Inc	32,514

		TOTAL GENERAL MERCHANDISE STORES	212,189

HEALTH SERVICES - 0.65%
1,600	*	Amsurg Corp	36,800
2,300	*	Apria Healthcare Group, Inc	61,295
636	*	Genesis HealthCare Corp	30,038
500	*	Genomic Health, Inc	9,300
785	*	Magellan Health Services, Inc	33,928
1,000	*	Nektar Therapeutics	15,210
4,200	*	Odyssey HealthCare, Inc	55,692
100	*	RehabCare Group, Inc	1,485
10,100	*	Sun Healthcare Group, Inc	127,563

		TOTAL HEALTH SERVICES	371,311

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.28%
3,200		Granite Construction, Inc	161,024

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	161,024

HOLDING AND OTHER INVESTMENT OFFICES - 7.38%
1,400		Acadia Realty Trust	35,028
400		Agree Realty Corp	13,748
200	*	Alexander’s, Inc	83,930
500		Alexandria Real Estate Equities, Inc	50,200
300		American Campus Communities, Inc	8,541
4,900		American Home Mortgage Investment Corp	172,088
3,400		Apollo Investment Corp	76,160
3,500		Arbor Realty Trust, Inc	105,315
2,500		Ashford Hospitality Trust, Inc	31,125
100		Capital Southwest Corp	12,624
800		Capital Trust, Inc (Class A)	39,952
1,600		CentraCore Properties Trust	51,728
500		Colonial Properties Trust	23,440
2,400		Compass Diversified Trust	41,160
7,700		Cousins Properties, Inc	271,579
15,800		DiamondRock Hospitality Co	284,558
2,200		Digital Realty Trust, Inc	75,306
4,900		Equity Inns, Inc	78,204
3,200		Equity One, Inc	85,312
5,500		FelCor Lodging Trust, Inc	120,120
1,000		Getty Realty Corp	30,900
2,214		Gladstone Capital Corp	52,826
600		GMH Communities Trust	6,090
100	*	Harris & Harris Group, Inc	1,209
6,900		Highland Hospitality Corp	98,325
4,913		Highwoods Properties, Inc	200,254
2,134		Home Properties, Inc	126,482
11,000		Innkeepers U.S.A. Trust	170,500
3,700		LaSalle Hotel Properties	169,645
500		LTC Properties, Inc	13,655
800		Maguire Properties, Inc	32,000
13,500		Medical Properties Trust, Inc	206,550
300		Mid-America Apartment Communities, Inc	17,172

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

600	*	Mills Corp	$12,000
1,600		National Health Investors, Inc	52,800
11,500		Newkirk Realty Trust, Inc	207,460
5,400		NorthStar Realty Finance Corp	89,478
10,000		Omega Healthcare Investors, Inc	177,200
1,100		Parkway Properties, Inc	56,111
3,300		Pennsylvania Real Estate Investment Trust	129,954
1,200		PS Business Parks, Inc	84,852
900		Sovran Self Storage, Inc	51,552
800	*	Star Maritime Acquisition Corp	7,848
13,000		Strategic Hotels & Resorts, Inc	283,270
4,600		Sunstone Hotel Investors, Inc	122,958
2,100		Tanger Factory Outlet Centers, Inc	82,068
500		Taubman Centers, Inc	25,430
3,800		Winston Hotels, Inc	50,350

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,219,057

HOTELS AND OTHER LODGING PLACES - 0.41%
1,602	*	Isle of Capri Casinos, Inc	42,581
6,600	*	Monarch Casino & Resort, Inc	157,608
700	*	Vail Resorts, Inc	31,374

		TOTAL HOTELS AND OTHER LODGING PLACES	231,563

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.90%
2,100		Actuant Corp (Class A)	100,065
800		Albany International Corp (Class A)	26,328
800	*	Allis-Chalmers Energy, Inc	18,432
1,000		Ampco-Pittsburgh Corp	33,480
5,600	*	Asyst Technologies, Inc	40,936
1,800		Black Box Corp	75,582
1,300		Briggs & Stratton Corp	35,035
3,400	*	Brooks Automation, Inc	48,960
400		Cascade Corp	21,160
10,580	*	Cirrus Logic, Inc	72,790
1,200	*	Columbus McKinnon Corp	25,224
1,205	*	Cymer, Inc	52,960
4,500	*	Electronics for Imaging, Inc	119,610
5,300	*	Emulex Corp	103,403
1,300	*	Entegris, Inc	14,066
16,856	*	Extreme Networks, Inc	70,627
1,200	*	Global Imaging Systems, Inc	26,340
189	*	Hydril	14,211
1,200	*	Intermec, Inc	29,124
2,800	*	Intevac, Inc	72,660
800		Kaydon Corp	31,792
1,300	*	Komag, Inc	49,244
12,000	*	Kulicke & Soffa Industries, Inc	100,800
500		Lufkin Industries, Inc	29,040
3,500	*	Micros Systems, Inc	184,450
300	*	Middleby Corp	31,401
2,600		Modine Manufacturing Co	65,078
5,100	*	NATCO Group, Inc (Class A)	162,588
3,828		Nordson Corp	190,749
4,200	*	Oil States International, Inc	135,366
8,900	*	Palm, Inc	125,401
1,100	b,m,v*	Surebeam Corp (Class A)	3
1,200		Tennant Co	34,800

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

7,600	*	VA Software Corp	$38,228
1,200		Woodward Governor Co	47,652

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,227,585

INSTRUMENTS AND RELATED PRODUCTS - 6.29%
3,100	*	Abaxis, Inc	59,675
1,400	*	Affymetrix, Inc	32,284
5,200	*	Align Technology, Inc	72,644
2,500	*	American Medical Systems Holdings, Inc	46,300
2,620	*	Anaren, Inc	46,531
828		Arrow International, Inc	29,295
800	*	Arthrocare Corp	31,936
2,397	*	Aspect Medical Systems, Inc	45,088
1,000	*	Bio-Rad Laboratories, Inc (Class A)	82,520
600	*	Biosite, Inc	29,310
9,700	*	Bruker BioSciences Corp	72,847
10,000	*	Candela Corp	123,700
1,239	*	Coherent, Inc	39,115
1,385	*	Conmed Corp	32,021
2,300	*	Credence Systems Corp	11,960
4,900	*	Depomed, Inc	16,905
900	*	DJ Orthopedics, Inc	38,538
1,606	*	DXP Enterprises, Inc	56,274
1,200	*	Eagle Test Systems, Inc	17,496
1,500	*	Esterline Technologies Corp	60,345
800	*	Excel Technology, Inc	20,472
2,400	*	Flir Systems, Inc	76,392
3,000	*	Formfactor, Inc	111,750
1,910	*	Fossil, Inc	43,128
1,900	*	Haemonetics Corp	85,538
200	*	Hologic, Inc	9,456
1,000	*	ICU Medical, Inc	40,680
3,000	*	Illumina, Inc	117,930
1,185	*	Integra LifeSciences Holdings Corp	50,469
3,300	*	Intralase Corp	73,854
100	*	Intuitive Surgical, Inc	9,590
1,100		Invacare Corp	27,005
1,250	*	Itron, Inc	64,800
11,300	*	Kopin Corp	40,341
2,899	*	Kyphon, Inc	117,120
14,330	*	LTX Corp	80,248
1,100	*	Medical Action Industries, Inc	35,464
900		Mentor Corp	43,983
3,100	*	MKS Instruments, Inc	69,998
4,630	*	Molecular Devices Corp	97,554
1,900		MTS Systems Corp	73,378
1,600	*	Neurometrix, Inc	23,856
4,000	*	Newport Corp	83,800
1,100	*	Nextest Systems Corp	12,397
600	*	Palomar Medical Technologies, Inc	30,402
600	*	Rofin-Sinar Technologies, Inc	36,276
800		Sirona Dental Systems, Inc	30,808
2,100	*	SonoSite, Inc	64,953
11,200		STERIS Corp	281,904
3,300	*	Symmetry Medical, Inc	45,639
2,200	*	Teledyne Technologies, Inc	88,286
2,000		United Industrial Corp	101,500
3,028	*	Varian, Inc	135,624
2,226	*	Ventana Medical Systems, Inc	95,785
1,200	*	Viasys Healthcare, Inc	33,384
100	*	Vital Images, Inc	3,480
400		Vital Signs, Inc	19,968
3,400	*	Wright Medical Group, Inc	79,152

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

422		Young Innovations, Inc	$14,053
2,300	*	Zoll Medical Corp	133,952
2,800	*	Zygo Corp	46,060

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,595,213

INSURANCE AGENTS, BROKERS AND SERVICE - 0.04%
100		Hilb Rogal & Hobbs Co	4,212
624		James River Group, Inc	20,168

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	24,380

INSURANCE CARRIERS - 2.91%
2,546		Affirmative Insurance Holdings, Inc	41,423
2,347	*	American Physicians Capital, Inc	93,974
6,300	*	AMERIGROUP Corp	226,107
565	*	Argonaut Group, Inc	19,696
8,000		Bristol West Holdings, Inc	126,640
182		Harleysville Group, Inc	6,337
1,800	*	HealthExtras, Inc	43,380
6,900	*	Healthspring, Inc	140,415
6,200	*	Molina Healthcare, Inc	201,562
1,200	*	Navigators Group, Inc	57,816
300		NYMAGIC, Inc	10,980
7,100		Odyssey Re Holdings Corp	264,830
3,400		Ohio Casualty Corp	101,354
1,300	*	SCPIE Holdings, Inc	33,982
5,683	*	SeaBright Insurance Holdings, Inc	102,351
1,100		Selective Insurance Group, Inc	63,019
300		State Auto Financial Corp	10,419
1,900	*	Triad Guaranty, Inc	104,253
200	*	WellCare Health Plans Inc	13,780

		TOTAL INSURANCE CARRIERS	1,662,318

LEATHER AND LEATHER PRODUCTS - 0.49%
1,700	*	Genesco, Inc	63,410
2,400	*	Iconix Brand Group, Inc	46,536
2,000	*	Timberland Co (Class A)	63,160
3,700		Wolverine World Wide, Inc	105,524

		TOTAL LEATHER AND LEATHER PRODUCTS	278,630

LUMBER AND WOOD PRODUCTS - 0.64%
1,300		American Woodmark Corp	54,405
13,400	*	Champion Enterprises, Inc	125,424
1,200		Skyline Corp	48,264
3,000		Universal Forest Products, Inc	139,860

		TOTAL LUMBER AND WOOD PRODUCTS	367,953

METAL MINING - 0.31%
3,200		Cleveland-Cliffs, Inc	155,008
4,400	*	Coeur d’Alene Mines Corp	21,780

		TOTAL METAL MINING	176,788

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.44%
700		Blyth, Inc	14,525
2,800		Callaway Golf Co	40,348
2,000	*	K2, Inc	26,380
1,000	*	RC2 Corp	44,000
1,900	*	Shuffle Master, Inc	49,780
2,300		Yankee Candle Co, Inc	78,844

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	253,877

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

MISCELLANEOUS RETAIL - 0.75%
2,200		Longs Drug Stores Corp	$93,236
2,392	*	Priceline.com, Inc	104,315
7,300	*	Stamps.com, Inc	114,975
5,400	*	Systemax, Inc	94,230
700	*	Zale Corp	19,747

		TOTAL MISCELLANEOUS RETAIL	426,503

MOTION PICTURES - 0.09%
1,840	*	Macrovision Corp	51,998

		TOTAL MOTION PICTURES	51,998

NONDEPOSITORY INSTITUTIONS - 1.51%
4,400		Advance America Cash Advance Centers, Inc	64,460
2,800		Ares Capital Corp	53,508
419	*	CompuCredit Corp	16,680
200	b,m*	DVI, Inc	0
2,200		Federal Agricultural Mortgage Corp (Class C)	59,686
6,300		Financial Federal Corp	185,283
2,700	*	First Cash Financial Services, Inc	69,849
1,900		MCG Capital Corp	38,608
16,100	*	Ocwen Financial Corp	255,346
2,600	*	United PanAm Financial Corp	35,776
1,800	*	World Acceptance Corp	84,510

		TOTAL NONDEPOSITORY INSTITUTIONS	863,706

OIL AND GAS EXTRACTION - 2.36%
3,064	*	Atlas America, Inc	156,172
9,800	*	Basic Energy Services, Inc	241,570
1,200	*	Bill Barrett Corp	32,652
5,000	*	Callon Petroleum Co	75,150
2,600	*	Complete Production Services, Inc	55,120
7,000	*	EXCO Resources, Inc	118,370
1,300	*	GeoGlobal Resources, Inc	10,205
1,700	*	Global Industries Ltd	22,168
11,000	*	Grey Wolf, Inc	75,460
400	*	Harvest Natural Resources, Inc	4,252
1,278	*	Hercules Offshore, Inc	36,934
4,800	*	Parker Drilling Co	39,216
200	v*	PetroCorp	0
4,000	*	PetroHawk Energy Corp	46,000
400	*	Petroleum Development Corp	17,220
3,759	*	RAM Energy Resources, Inc	20,712
3,000		St. Mary Land & Exploration Co	110,520
1,000	*	Swift Energy Co	44,810
100	*	Todco	3,417
5,320	*	Trico Marine Services, Inc	203,809
2,400	*	Union Drilling, Inc	33,792

		TOTAL OIL AND GAS EXTRACTION	1,347,549

PAPER AND ALLIED PRODUCTS - 0.06%
1,600	*	Cenveo, Inc	33,920

		TOTAL PAPER AND ALLIED PRODUCTS	33,920

PERSONAL SERVICES - 0.08%
1,400		Jackson Hewitt Tax Service, Inc	47,558

		TOTAL PERSONAL SERVICES	47,558

PETROLEUM AND COAL PRODUCTS - 0.76%
4,400		Alon USA Energy, Inc	115,764
2,000		Cabot Oil & Gas Corp	121,300

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,500		Delek US Holdings, Inc	$90,145
1,700		Frontier Oil Corp	48,858
500	*	Giant Industries, Inc	37,475
800		Western Refining, Inc	20,368

		TOTAL PETROLEUM AND COAL PRODUCTS	433,910

PRIMARY METAL INDUSTRIES - 1.96%
3,700	*	AK Steel Holding Corp	62,530
3,100		Belden CDT, Inc	121,179
2,700		Chaparral Steel Co	119,529
5,800	*	CommScope, Inc	176,784
299		Encore Wire Corp	6,581
1,700	*	General Cable Corp	74,307
1,200		Gibraltar Industries, Inc	28,212
800	*	Lone Star Technologies, Inc	38,728
1,964		Matthews International Corp (Class A)	77,283
2,000		Mueller Industries, Inc	63,400
2,800		Olympic Steel, Inc	62,244
500	*	Oregon Steel Mills, Inc	31,205
6,800		Quanex Corp	235,212
700	*	Superior Essex, Inc	23,275

		TOTAL PRIMARY METAL INDUSTRIES	1,120,469

PRINTING AND PUBLISHING - 1.92%
5,000		American Greetings Corp (Class A)	119,350
2,400		Banta Corp	87,360
3,400		Belo (A.H.) Corp (Class A)	62,458
4,100	*	Consolidated Graphics, Inc	242,187
2,600		John H Harland Co	130,520
8,200		Journal Register Co	59,860
2,200	*	Playboy Enterprises, Inc (Class B)	25,212
3,600		Reader’s Digest Association, Inc	60,120
2,325	*	Scholastic Corp	83,328
15,800	*	Valassis Communications, Inc	229,100

		TOTAL PRINTING AND PUBLISHING	1,099,495

REAL ESTATE - 0.02%
600		California Coastal Communities, Inc	12,870

		TOTAL REAL ESTATE	12,870

RUBBER AND MISCELLANEOUS PLASTIC PRODUCT - 0.61%
1,938	*	AEP Industries, Inc	103,315
300		PW Eagle, Inc	10,350
2,000		Schulman (A.), Inc	44,500
5,900		Spartech Corp	154,698
700		West Pharmaceutical Services, Inc	35,861

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCT	348,724

SECURITY AND COMMODITY BROKERS - 0.35%
7,000	*	Knight Capital Group, Inc (Class A)	134,190
4,200	*	LaBranche & Co, Inc	41,286
400	*	Piper Jaffray Cos	26,060

		TOTAL SECURITY AND COMMODITY BROKERS	201,536

SOCIAL SERVICES - 0.09%
1,367	*	Bright Horizons Family Solutions, Inc	52,848
1	*	Res-Care, Inc	18

		TOTAL SOCIAL SERVICES	52,866

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SPECIAL TRADE CONTRACTORS - 0.55%
1,200		Chemed Corp	$44,376
1,100		Comfort Systems USA, Inc	13,904
3,300	*	EMCOR Group, Inc	187,605
700	*	Insituform Technologies, Inc (Class A)	18,102
2,600	*	Quanta Services, Inc	51,142

		TOTAL SPECIAL TRADE CONTRACTORS	315,129

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
400	*	Cabot Microelectronics Corp	13,576

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	13,576

TEXTILE MILL PRODUCTS - 0.10%
1,200		Oxford Industries, Inc	59,580

		TOTAL TEXTILE MILL PRODUCTS	59,580

TRANSPORTATION BY AIR - 0.81%
21,533	*	ABX Air, Inc	149,224
100	*	Airtran Holdings, Inc	1,174
6,198	*	EGL, Inc	184,576
12,500	*	ExpressJet Holdings, Inc	101,250
800	*	Republic Airways Holdings, Inc	13,424
500		Skywest, Inc	12,755

		TOTAL TRANSPORTATION BY AIR	462,403

TRANSPORTATION EQUIPMENT - 2.28%
1,300		A.O. Smith Corp	48,828
3,087	*	BE Aerospace, Inc	79,274
3,500		Clarcor, Inc	118,335
2,000		Federal Signal Corp	32,080
2,060		Freightcar America, Inc	114,227
3,600		Group 1 Automotive, Inc	186,192
1,709		Kaman Corp	38,265
600	*	Miller Industries, Inc	14,400
6,500	*	Navistar International Corp	217,295
5,800	*	Orbital Sciences Corp	106,952
1,100		Polaris Industries, Inc	51,513
700	*	Sequa Corp (Class A)	80,542
1,100		Triumph Group, Inc	57,673
1,500	*	Visteon Corp	12,720
3,800		Wabash National Corp	57,380
2,900		Westinghouse Air Brake Technologies Corp	88,102

		TOTAL TRANSPORTATION EQUIPMENT	1,303,778

TRANSPORTATION SERVICES - 0.69%
400	*	Dynamex, Inc	9,344
2,858	*	HUB Group, Inc (Class A)	78,738
2,100	*	Lear Corp	62,013
8,190		Pacer International, Inc	243,816

		TOTAL TRANSPORTATION SERVICES	393,911

TRUCKING AND WAREHOUSING - 0.29%
998		Arkansas Best Corp	35,928
900	*	Old Dominion Freight Line	21,663
800	*	P.A.M. Transportation Services, Inc	17,616
516	*	Saia, Inc	11,976
4,701	*	U.S. Xpress Enterprises, Inc (Class A)	77,426

		TOTAL TRUCKING AND WAREHOUSING	164,609

WHOLESALE TRADE-DURABLE GOODS - 1.90%
9,071		Agilysys, Inc	151,849

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

10,200		Applied Industrial Technologies, Inc	$268,362
2,800		BlueLinx Holdings, Inc	29,120
3,850		Building Material Holding Corp	95,057
2,500		Castle (A.M.) & Co	63,625
985	*	Digi International, Inc	13,583
11,300		IKON Office Solutions, Inc	184,981
7,470	*	Insight Enterprises, Inc	140,959
2,500	*	Keystone Automotive Industries, Inc	84,975
3,900	*	Tyler Technologies, Inc	54,834

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,087,345

WHOLESALE TRADE-NONDURABLE GOODS - 0.94%
1,500	*	Allscripts Healthcare Solutions, Inc	40,485
400	*	Core-Mark Holding Co, Inc	13,380
1,100	*	Hain Celestial Group, Inc	34,331
2,200		Men’s Wearhouse, Inc	84,172
6,200		Myers Industries, Inc	97,092
340		Spartan Stores, Inc	7,116
1,100		Stride Rite Corp	16,588
5,270	*	United Stationers, Inc	246,056

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	539,220

		TOTAL COMMON STOCKS (Cost $51,923,274)	56,707,946

SHORT TERM INVESTMENTS - 0.63%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.63%
360,000	d	Federal Home Loan Banks (FHLB) 4.800% 01/02/07	359,806

		TOTAL SHORT TERM INVESTMENTS (Cost $359,952)	359,806

		TOTAL PORTFOLIO - 99.79% (Cost $52,283,226)	57,067,752
		OTHER ASSETS & LIABILITIES, NET - 0.21%	122,470

		NET ASSETS - 100.00%	$57,190,222

*	Non-income producing

b	In bankruptcy

d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $382,780.

m	Indicates a security has been deemed illiquid.

v	Security valued at fair value.

Restricted securities held by the Fund are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE
Maguire Properties, Inc	02/03/05-04/13/05	$21,754	$32,000

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.53%
AGRICULTURAL PRODUCTION-CROPS - 0.00%**
439	*	Chiquita Brands International, Inc	$7,011

		TOTAL AGRICULTURAL PRODUCTION-CROPS	7,011

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
439		Pilgrim’s Pride Corp	12,920
4		Seaboard Corp	7,060

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	19,980

AMUSEMENT AND RECREATION SERVICES - 0.25%
3,008	*	Activision, Inc	51,858
604	*	Bally Technologies, Inc	11,283
409	*	Bally Total Fitness Holding Corp	1,002
218	*	Century Casinos, Inc	2,433
134		Churchill Downs, Inc	5,727
267		Dover Downs Gaming & Entertainment, Inc	3,570
67		Dover Motorsports, Inc	356
2,010		Harrah’s Entertainment, Inc	166,267
314		International Speedway Corp (Class A)	16,026
250	*	Lakes Entertainment, Inc	2,697
256	*	Leapfrog Enterprises, Inc	2,427
332	*	Life Time Fitness, Inc	16,105
749	*	Live Nation, Inc	16,778
500	*	Magna Entertainment Corp	2,255
457	*	Marvel Entertainment, Inc	12,298
194	*	MTR Gaming Group, Inc	2,371
488	*	Multimedia Games, Inc	4,685
786	*	Penn National Gaming, Inc	32,713
573	*	Pinnacle Entertainment, Inc	18,989
1,200	*	Six Flags, Inc	6,288
164		Speedway Motorsports, Inc	6,298
1,006		Warner Music Group Corp	23,088
859		Westwood One, Inc	6,064
295	*	WMS Industries, Inc	10,284
100		World Wrestling Entertainment, Inc	1,630

		TOTAL AMUSEMENT AND RECREATION SERVICES	423,492

APPAREL AND ACCESSORY STORES - 0.70
944		Abercrombie & Fitch Co (Class A)	65,731
589	*	Aeropostale, Inc	18,182
1,845		American Eagle Outfitters, Inc	57,582
840	*	AnnTaylor Stores Corp	27,586
119		Bebe Stores, Inc	2,355
243		Brown Shoe Co, Inc	11,601
65		Buckle, Inc	3,305
300	*	Cache, Inc	7,572
528	*	Carter’s, Inc	13,464
318	*	Casual Male Retail Group, Inc	4,150
325		Cato Corp (Class A)	7,446
270	*	Charlotte Russe Holding, Inc	8,303
1,400	*	Charming Shoppes, Inc	18,942
1,896	*	Chico’s FAS, Inc	39,228
222	*	Children’s Place Retail Stores, Inc	14,101
390		Christopher & Banks Corp	7,277
100	*	Citi Trends, Inc	3,964

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,078		Claire’s Stores, Inc	$35,725
46		DEB Shops, Inc	1,214
600	*	Dress Barn, Inc	13,998
200	*	DSW, Inc (Class A)	7,714
565		Finish Line, Inc (Class A)	8,068
1,692		Foot Locker, Inc	37,106
5,652		Gap, Inc	110,214
1,034	*	Hanesbrands, Inc	24,423
450	*	HOT Topic, Inc	6,003
180	*	J Crew Group, Inc	6,939
242	*	Jo-Ann Stores, Inc	5,953
180	*	JOS A Bank Clothiers, Inc	5,283
3,521	*	Kohl’s Corp	240,942
3,610		Limited Brands, Inc	104,473
140	*	New York & Co, Inc	1,831
2,561		Nordstrom, Inc	126,360
675	*	Pacific Sunwear Of California, Inc	13,217
800	*	Payless Shoesource, Inc	26,256
1,561		Ross Stores, Inc	45,737
66	*	Shoe Carnival, Inc	2,086
274		Stage Stores, Inc	8,327
232		Talbots, Inc	5,591
359	*	Tween Brands, Inc	14,335
200	*	Under Armour, Inc (Class A)	10,090
1,138	*	Urban Outfitters, Inc	26,208
1,045	*	Wet Seal, Inc (Class A)	6,970

		TOTAL APPAREL AND ACCESSORY STORES	1,205,852

APPAREL AND OTHER TEXTILE PRODUCTS - 0.19%
165		Columbia Sportswear Co	9,190
200	*	Guess ?, Inc	12,686
377	*	Gymboree Corp	14,386
600	*	Hartmarx Corp	4,236
1,170		Jones Apparel Group, Inc	39,113
300		Kellwood Co	9,756
1,080		Liz Claiborne, Inc	46,937
300	*	Maidenform Brands, Inc	5,436
562		Phillips-Van Heusen Corp	28,196
663		Polo Ralph Lauren Corp	51,489
1,142	*	Quiksilver, Inc	17,986
141	*	True Religion Apparel, Inc	2,159
885		VF Corp	72,641
488	*	Warnaco Group, Inc	12,385

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	326,596

AUTO REPAIR, SERVICES AND PARKING - 0.06%
100	*	Amerco, Inc	8,701
100		Bandag, Inc	5,043
300		Central Parking Corp	5,400
268	*	Dollar Thrifty Automotive Group, Inc	12,223
251	*	Midas, Inc	5,773
73		Monro Muffler, Inc	2,562
544	*	PHH Corp	15,705
662		Ryder System, Inc	33,802
400	*	Wright Express Corp	12,468

		TOTAL AUTO REPAIR, SERVICES AND PARKING	101,677

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.19%
1,182		Advance Auto Parts	42,032
64	*	America’s Car-Mart, Inc	759
200		Asbury Automotive Group, Inc	4,712

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,589	*	Autonation, Inc	$33,877
594	*	Autozone, Inc	68,643
1,109	*	Carmax, Inc	59,476
817	*	Copart, Inc	24,510
495	*	CSK Auto Corp	8,489
220		Lithia Motors, Inc (Class A)	6,327
200	*	MarineMax, Inc	5,186
1,230	*	O’Reilly Automotive, Inc	39,434
222	*	Rush Enterprises, Inc (Class A)	3,756
287		Sonic Automotive, Inc (Class A)	8,334
570		United Auto Group, Inc	13,435

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	318,970

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.91%
200	*	Builders FirstSource, Inc	3,566
266	*	Central Garden & Pet Co	12,880
1,396		Fastenal Co	50,088
22,641		Home Depot, Inc	909,263
16,482		Lowe’s Cos, Inc	513,414
1,127		Sherwin-Williams Co	71,655

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,560,866

BUSINESS SERVICES - 6.85%
677	*	@Road, Inc	4,942
523	*	24/7 Real Media, Inc	4,733
4,200	*	3Com Corp	17,262
128	*	3D Systems Corp	2,043
403		Aaron Rents, Inc	11,598
347		ABM Industries, Inc	7,880
305	*	Acacia Research (Acacia Technologies)	4,081
620	*	Actuate Corp	3,683
841		Acxiom Corp	21,572
200		Administaff, Inc	8,554
6,362	*	Adobe Systems, Inc	261,605
300	*	Advent Software, Inc	10,587
261	*	Advo, Inc	8,509
1,224	*	Affiliated Computer Services, Inc (Class A)	59,780
455	*	Agile Software Corp	2,798
1,682	*	Akamai Technologies, Inc	89,348
883	*	Alliance Data Systems Corp	55,161
221	*	Altiris, Inc	5,609
283	*	American Reprographics Co	9,427
357	*	AMN Healthcare Services, Inc	9,832
136	*	Ansoft Corp	3,781
374	*	Ansys, Inc	16,265
829	*	aQuantive, Inc	20,443
410		Arbitron, Inc	17,810
706	*	Ariba, Inc	5,464
1,213	*	Art Technology Group, Inc	2,826
600	*	Aspen Technology, Inc	6,612
96	*	Asset Acceptance Capital Corp	1,615
257	*	Audible, Inc	2,038
2,498	*	Autodesk, Inc	101,069
6,170		Automatic Data Processing, Inc	303,873
1,088	*	Avis Budget Group, Inc	23,599
484	*	Avocent Corp	16,383
140	*	Bankrate, Inc	5,313
4,115	*	BEA Systems, Inc	51,767
2,100	*	BearingPoint, Inc	16,527
1,400	*	BISYS Group, Inc	18,074
479		Blackbaud, Inc	12,454
304	*	Blackboard, Inc	9,132
195	*	Blue Coat Systems, Inc	4,670
2,301	*	BMC Software, Inc	74,092
600	*	Borland Software Corp	3,264

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

300	*	Bottomline Technologies, Inc	$3,435
436		Brady Corp (Class A)	16,254
596		Brink’s Co	38,096
4,799		CA, Inc	108,697
357	*	CACI International, Inc (Class A)	20,171
3,072	*	Cadence Design Systems, Inc	55,020
554		Catalina Marketing Corp	15,235
854	*	CBIZ, Inc	5,952
1,580	*	Ceridian Corp	44,208
644	*	Cerner Corp	29,302
873	*	Checkfree Corp	35,060
972	*	ChoicePoint, Inc	38,277
846	*	Chordiant Software, Inc	2,800
532	*	Ciber, Inc	3,607
1,854	*	Citrix Systems, Inc	50,151
400	*	Clear Channel Outdoor Holdings, Inc (Class A)	11,164
3,885	*	CMGI, Inc	5,206
1,627	*	CNET Networks, Inc	14,789
250	*	Cogent Communications Group, Inc	4,055
473	*	Cogent, Inc	5,208
459		Cognex Corp	10,933
1,528	*	Cognizant Technology Solutions Corp (Class A)	117,900
65		Computer Programs & Systems, Inc	2,209
1,830	*	Computer Sciences Corp	97,667
4,261	*	Compuware Corp	35,494
100	*	COMSYS IT Partners, Inc	2,021
241	*	Concur Technologies, Inc	3,866
303	*	Convera Corp (Class A)	1,391
1,524	*	Convergys Corp	36,241
183	*	CoStar Group, Inc	9,801
400	*	Covansys Corp	9,180
485	*	CSG Systems International, Inc	12,964
500	*	Cybersource Corp	5,510
110	*	DealerTrack Holdings, Inc	3,236
500		Deluxe Corp	12,600
500	*	Dendrite International, Inc	5,355
430	*	Digital Insight Corp	16,551
389	*	Digital River, Inc	21,702
664	*	DST Systems, Inc	41,586
1,405	*	Earthlink, Inc	9,976
12,510	*	eBay, Inc	376,176
298	*	Echelon Corp	2,384
518	*	Eclipsys Corp	10,650
122	*	eCollege.com, Inc	1,909
575	*	eFunds Corp	15,813
100	*	Electro Rent Corp	1,670
3,277	*	Electronic Arts, Inc	165,030
5,541		Electronic Data Systems Corp	152,655
149	*	Emageon, Inc	2,289
1,889	*	Emdeon Corp	23,405
698	*	Epicor Software Corp	9,430
90	*	EPIQ Systems, Inc	1,527
1,406		Equifax, Inc	57,084
313	*	Equinix, Inc	23,669
248	*	eSpeed, Inc (Class A)	2,165
664	*	Evergreen Energy, Inc	6,567
2,495	*	Expedia, Inc	52,345
460	*	F5 Networks, Inc	34,137
455		Factset Research Systems, Inc	25,698
771		Fair Isaac Corp	31,341
313	*	FalconStor Software, Inc	2,707
2,052		Fidelity National Information Services, Inc	82,265
113	*	First Advantage Corp (Class A)	2,594
8,129		First Data Corp	207,452
1,812	*	Fiserv, Inc	94,985

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

100	*	Forrester Research, Inc	$2,711
300	*	FTD Group, Inc	5,367
739	*	Gartner, Inc	14,625
244	*	Gerber Scientific, Inc	3,065
565	*	Getty Images, Inc	24,193
252		Gevity HR, Inc	5,970
362	*	Global Cash Access, Inc	5,875
2,222	*	Google, Inc (Class A)	1,023,187
180	*	H&E Equipment Services, Inc	4,459
192		Healthcare Services Group	5,560
100		Heartland Payment Systems, Inc	2,825
200	*	Heidrick & Struggles International, Inc	8,472
326	*	Hudson Highland Group, Inc	5,438
570	*	Hypercom Corp	3,620
600	*	Hyperion Solutions Corp	21,564
213	*	iGate Corp	1,465
200	*	IHS, Inc (Class A)	7,896
2,143		IMS Health, Inc	58,890
392	*	Infocrossing, Inc	6,390
974	*	Informatica Corp	11,893
367	*	Infospace, Inc	7,527
311		infoUSA, Inc	3,704
300	*	Innovative Solutions & Support, Inc	5,109
109		Integral Systems, Inc	2,526
387		Interactive Data Corp	9,302
330	*	Internap Network Services Corp	6,557
405	*	Internet Capital Group, Inc	4,155
200		Interpool, Inc	4,672
4,750	*	Interpublic Group of Cos, Inc	58,140
401	*	Interwoven, Inc	5,883
3,786	*	Intuit, Inc	115,511
306	*	inVentiv Health, Inc	10,817
470	*	Ipass, Inc	2,764
1,247	*	Iron Mountain, Inc	51,551
800		Jack Henry & Associates, Inc	17,120
245	*	JDA Software Group, Inc	3,374
6,156	*	Juniper Networks, Inc	116,595
308	*	Jupitermedia Corp	2,439
264	*	Kanbay International, Inc	7,595
500	*	Keane, Inc	5,955
300		Kelly Services, Inc (Class A)	8,682
173	*	Kenexa Corp	5,754
271	*	Kforce, Inc	3,298
508	*	Kinetic Concepts, Inc	20,091
155	*	Knot, Inc	4,067
500	*	Korn/Ferry International	11,480
398	*	Kronos, Inc	14,623
550	*	Labor Ready, Inc	10,082
953	*	Lamar Advertising Co (Class A)	62,317
1,343	*	Lawson Software, Inc	9,925
638	*	Lionbridge Technologies	4,109
176	*	LoJack Corp	3,006
570	*	Magma Design Automation, Inc	5,090
311	*	Manhattan Associates, Inc	9,355
958		Manpower, Inc	71,783
139	*	Mantech International Corp (Class A)	5,119
215	*	Mapinfo Corp	2,806
206		Marchex, Inc (Class B)	2,756
150	*	Marlin Business Services, Inc	3,605
669		Mastercard, Inc (Class A)	65,890
1,652	*	McAfee, Inc	46,884
824	*	Mentor Graphics Corp	14,857
94,678		Microsoft Corp	2,827,085
300	*	Midway Games, Inc	2,094
837		MoneyGram International, Inc	26,248

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,346	*	Monster Worldwide, Inc	$62,777
1,049	*	Move, Inc	5,780
1,117	*	MPS Group, Inc	15,839
1,010	*	NAVTEQ Corp	35,320
2,012	*	NCR Corp	86,033
213	*	Neoware, Inc	2,814
400	*	Ness Technologies, Inc	5,704
371	*	NetFlix, Inc	9,594
100	*	Netratings, Inc	1,751
100	*	Netscout Systems, Inc	830
310	*	NIC, Inc	1,541
4,067	*	Novell, Inc	25,215
1,532	*	Nuance Communications, Inc	17,557
1,757		Omnicom Group, Inc	183,677
282	*	On Assignment, Inc	3,314
222	*	Online Resources Corp	2,267
207	*	Open Solutions, Inc	7,791
903	*	Opsware, Inc	7,964
42,341	*	Oracle Corp	725,725
500	*	Packeteer, Inc	6,800
1,140	*	Parametric Technology Corp	20,543
300	*	PDF Solutions, Inc	4,335
202	*	PeopleSupport, Inc	4,252
187	*	Perficient, Inc	3,069
808	*	Perot Systems Corp (Class A)	13,243
300	*	Phase Forward, Inc	4,494
129	*	Portfolio Recovery Associates, Inc	6,023
120	*	PRA International	3,032
762	*	Premiere Global Services, Inc	7,193
395	*	Progress Software Corp	11,032
108		QAD, Inc	906
140		Quality Systems, Inc	5,218
829	*	Quest Software, Inc	12,145
237	*	Radiant Systems, Inc	2,474
187	*	Radisys Corp	3,117
1,196	*	RealNetworks, Inc	13,084
1,921	*	Red Hat, Inc	44,183
639	*	Redback Networks, Inc	15,937
100		Renaissance Learning, Inc	1,773
723	*	Rent-A-Center, Inc	21,336
294	*	Rewards Network, Inc	2,043
200	*	RightNow Technologies, Inc	3,444
1,561		Robert Half International, Inc	57,944
225		Rollins, Inc	4,975
792	*	S1 Corp	4,364
264	*	SafeNet, Inc	6,320
919	*	Salesforce.com, Inc	33,498
700	*	Sapient Corp	3,843
618	*	Secure Computing Corp	4,054
3,353		ServiceMaster Co	43,958
101	*	SI International, Inc	3,274
636	*	Sitel Corp	2,684
220	*	Smith Micro Software, Inc	3,122
378	*	Sohu.com, Inc	9,072
542	*	SonicWALL, Inc	4,564
2,630	*	Sonus Networks, Inc	17,332
660		Sotheby’s	20,473
624	*	Spherion Corp	4,636
200	*	SPSS, Inc	6,014
419	*	SRA International, Inc (Class A)	11,204
100		Startek, Inc	1,354
73	*	Stratasys, Inc	2,293
38,034	*	Sun Microsystems, Inc	206,144
1,054	*	Sybase, Inc	26,034

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

200	*	SYKES Enterprises, Inc	$3,528
10,479	*	Symantec Corp	218,487
134	*	SYNNEX Corp	2,940
1,602	*	Synopsys, Inc	42,821
685	*	Take-Two Interactive Software, Inc	12,166
200		TAL International Group, Inc	5,338
321		Talx Corp	8,811
300	*	TeleTech Holdings, Inc	7,164
196		TheStreet.com, Inc	1,744
787	*	THQ, Inc	25,593
2,110	*	TIBCO Software, Inc	19,918
259	*	TNS, Inc	4,986
470		Total System Services, Inc	12,403
183	*	TradeStation Group, Inc	2,516
400	*	Transaction Systems Architects, Inc	13,028
100	*	Travelzoo, Inc	2,995
444	*	Trizetto Group, Inc	8,156
242	*	Ultimate Software Group, Inc	5,629
3,451	*	Unisys Corp	27,056
750		United Online, Inc	9,960
710	*	United Rentals, Inc	18,055
329	*	Universal Compression Holdings, Inc	20,434
979	*	Valueclick, Inc	23,134
248	*	Vasco Data Security International	2,939
140	*	Verint Systems, Inc	4,799
2,796	*	VeriSign, Inc	67,244
95	*	Vertrue, Inc	3,649
263		Viad Corp	10,678
306	*	Vignette Corp	5,223
100	*	Volt Information Sciences, Inc	5,021
5,831		Waste Management, Inc	214,406
456	*	WebEx Communications, Inc	15,910
51	*	WebMD Health Corp (Class A)	2,041
481	*	webMethods, Inc	3,540
564	*	Websense, Inc	12,876
200	*	WebSideStory, Inc	2,532
752	*	Wind River Systems, Inc	7,708
348	*	Witness Systems, Inc	6,100
15,224	*	Yahoo!, Inc	388,821

		TOTAL BUSINESS SERVICES	11,709,333

CHEMICALS AND ALLIED PRODUCTS - 8.90%
16,305		Abbott Laboratories	794,217
303	*	Abraxis BioScience, Inc	8,284
300	*	Acadia Pharmaceuticals, Inc	2,637
100	*	Adams Respiratory Therapeutics, Inc	4,081
168	*	Adeza Biomedical Corp	2,505
409	*	Adolor Corp	3,076
89	*	Advanced Magnetics, Inc	5,315
2,339		Air Products & Chemicals, Inc	164,385
276	*	Albany Molecular Research, Inc	2,915
426		Albemarle Corp	30,587
887		Alberto-Culver Co	19,026
400	*	Alexion Pharmaceuticals, Inc	16,156
851	*	Alkermes, Inc	11,378
344	*	Alnylam Pharmaceuticals, Inc	7,362
534	*	Alpharma, Inc (Class A)	12,869
479	*	American Oriental Bioengineering, Inc	5,590
146		American Vanguard Corp	2,321
12,552	*	Amgen, Inc	857,427
200		Arch Chemicals, Inc	6,662
492	*	Arena Pharmaceuticals, Inc	6,352
600	*	Array Biopharma, Inc	7,752
383	*	Atherogenics, Inc	3,796
288	*	AVANIR Pharmaceuticals (Class A)	665

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

150	*	Aventine Renewable Energy Holdings, Inc	$3,534
1,026		Avery Dennison Corp	69,696
4,897		Avon Products, Inc	161,797
123		Balchem Corp	3,159
1,154	*	Barr Pharmaceuticals, Inc	57,838
111	*	Bentley Pharmaceuticals, Inc	1,129
249	*	BioCryst Pharmaceuticals, Inc	2,878
800	*	Bioenvision, Inc	3,712
3,690	*	Biogen Idec, Inc	181,511
967	*	BioMarin Pharmaceuticals, Inc	15,849
20,971		Bristol-Myers Squibb Co	551,957
696		Cabot Corp	30,325
300	*	Calgon Carbon Corp	1,860
206		Cambrex Corp	4,680
826		Celanese Corp (Series A)	21,377
300	*	Cell Genesys, Inc	1,017
659	*	Cephalon, Inc	46,400
500		CF Industries Holdings, Inc	12,820
788	*	Charles River Laboratories International, Inc	34,081
149	*	Chattem, Inc	7,462
2,512		Chemtura Corp	24,191
712		Church & Dwight Co, Inc	30,367
1,642		Clorox Co	105,334
5,499		Colgate-Palmolive Co	358,755
261	*	Combinatorx, Inc	2,260
295	*	Conor Medsystems, Inc	9,242
300	*	Cotherix, Inc	4,047
711	*	Cubist Pharmaceuticals, Inc	12,876
912	*	Cypress Bioscience, Inc	7,068
433		Cytec Industries, Inc	24,469
966		Dade Behring Holdings, Inc	38,456
614	*	Dendreon Corp	2,560
131	*	Digene Corp	6,278
10,262		Dow Chemical Co	409,864
9,821		Du Pont (E.I.) de Nemours & Co	478,381
698	*	Durect Corp	3,099
889		Eastman Chemical Co	52,727
1,962		Ecolab, Inc	88,682
10,497		Eli Lilly & Co	546,894
350	*	Elizabeth Arden, Inc	6,667
600	*	Encysive Pharmaceuticals, Inc	2,526
400	*	Enzon Pharmaceuticals, Inc	3,404
1,340		Estee Lauder Cos (Class A)	54,699
396		Ferro Corp	8,193
427		FMC Corp	32,687
3,497	*	Forest Laboratories, Inc	176,948
5,005	*	Genentech, Inc	406,056
253	*	Genitope Corp	891
1,467	*	Genta, Inc	649
2,833	*	Genzyme Corp	174,456
400		Georgia Gulf Corp	7,724
1,012	*	Geron Corp	8,885
4,958	*	Gilead Sciences, Inc	321,923
600		H.B. Fuller Co	15,492
308	*	Hana Biosciences, Inc	1,962
1,169	*	Hercules, Inc	22,573
150	*	Hi-Tech Pharmacal Co, Inc	1,825
1,633	*	Hospira, Inc	54,836
1,379	*	Human Genome Sciences, Inc	17,155
982	*	Huntsman Corp	18,629
135	*	Idenix Pharmaceuticals, Inc	1,173
298	*	Idexx Laboratories, Inc	23,631
733	*	ImClone Systems, Inc	19,615
676	*	Immucor, Inc	19,759
507	*	Indevus Pharmaceuticals, Inc	3,600

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

90		Innospec, Inc	$4,189
314	*	InterMune, Inc	9,655
990		International Flavors & Fragrances, Inc	48,668
307	*	Inverness Medical Innovations, Inc	11,881
583	*	Invitrogen Corp	32,992
230	*	Keryx Biopharmaceuticals, Inc	3,059
2,581	*	King Pharmaceuticals, Inc	41,089
100		Koppers Holdings, Inc	2,607
56		Kronos Worldwide, Inc	1,848
360	*	KV Pharmaceutical Co (Class A)	8,561
722		Lubrizol Corp	36,194
2,270		Lyondell Chemical Co	58,044
287		MacDermid, Inc	9,787
342		Mannatech, Inc	5,038
300	*	MannKind Corp	4,947
338	*	Martek Biosciences Corp	7,889
1,476	*	Medarex, Inc	21,830
547	*	Medicines Co	17,351
596		Medicis Pharmaceutical Corp (Class A)	20,937
2,715	*	Medimmune, Inc	87,885
23,244		Merck & Co, Inc	1,013,438
172		Meridian Bioscience, Inc	4,219
792	*	MGI Pharma, Inc	14,581
3,429	*	Millennium Pharmaceuticals, Inc	37,376
246		Minerals Technologies, Inc	14,462
200	*	Momenta Pharmaceuticals, Inc	3,146
5,812		Monsanto Co	305,304
1,431	*	Mosaic Co	30,566
2,436		Mylan Laboratories, Inc	48,623
612	*	Nabi Biopharmaceuticals	4,149
1,156	*	Nalco Holding Co	23,652
187	*	Nastech Pharmaceutical Co, Inc	2,829
580	*	NBTY, Inc	24,111
559	*	Neurocrine Biosciences, Inc	5,825
200	*	New River Pharmaceuticals, Inc	10,942
154		NewMarket Corp	9,094
113		NL Industries, Inc	1,168
202	*	Northfield Laboratories, Inc	822
665	*	Novavax, Inc	2,726
200	*	Noven Pharmaceuticals, Inc	5,090
693	*	NPS Pharmaceuticals, Inc	3,139
671	*	Nuvelo, Inc	2,684
739		Olin Corp	12,208
298	*	OM Group, Inc	13,493
448	*	Omnova Solutions, Inc	2,052
450	*	Onyx Pharmaceuticals, Inc	4,761
360	*	OraSure Technologies, Inc	2,974
596	*	OSI Pharmaceuticals, Inc	20,848
235	*	Pacific Ethanol, Inc	3,617
300	*	Pain Therapeutics, Inc	2,670
540	*	Panacos Pharmaceuticals, Inc	2,165
364	*	Par Pharmaceutical Cos, Inc	8,143
270	*	Parexel International Corp	7,822
200	*	Parlux Fragrances, Inc	1,114
1,273	*	PDL BioPharma, Inc	25,638
252	*	Penwest Pharmaceuticals Co	4,188
1,869	*	Peregrine Pharmaceuticals, Inc	2,168
889		Perrigo Co	15,380
199	*	PetMed Express, Inc	2,657
78,112		Pfizer, Inc	2,023,101
258	*	Pharmion Corp	6,641
118	*	Pioneer Cos, Inc	3,382
965	*	PolyOne Corp	7,237
200	*	Pozen, Inc	3,398
1,702		PPG Industries, Inc	109,285

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,415		Praxair, Inc	$202,612
400	*	Prestige Brands Holdings, Inc	5,208
34,986		Procter & Gamble Co	2,248,550
300	*	Progenics Pharmaceuticals, Inc	7,722
333	*	Quidel Corp	4,535
204	*	Renovis, Inc	645
1,335	*	Revlon, Inc	67
1,335	*	Revlon, Inc (Class A)	1,709
300	*	Rockwood Holdings, Inc	7,578
1,690		Rohm & Haas Co	86,393
1,300		RPM International, Inc	27,157
382	*	Salix Pharmaceuticals Ltd	4,649
492	*	Santarus, Inc	3,852
15,773		Schering-Plough Corp	372,874
375	*	Sciele Pharma, Inc	9,000
464		Scotts Miracle-Gro Co (Class A)	23,966
600		Sensient Technologies Corp	14,760
1,184	*	Sepracor, Inc	72,911
654		Sigma-Aldrich Corp	50,829
428	*	Sirna Therapeutics, Inc	5,568
100		Stepan Co	3,167
900	*	SuperGen, Inc	4,572
147	*	SurModics, Inc	4,575
251	*	Tanox, Inc	4,995
445		Tronox, Inc (Class B)	7,027
500		UAP Holding Corp	12,590
240	*	United Therapeutics Corp	13,049
92	*	USANA Health Sciences, Inc	4,753
864	*	USEC, Inc	10,990
1,091	*	Valeant Pharmaceuticals International	18,809
1,088		Valspar Corp	30,072
868	*	VCA Antech, Inc	27,941
1,200	*	Vertex Pharmaceuticals, Inc	44,904
739	*	Viropharma, Inc	10,819
1,006	*	Watson Pharmaceuticals, Inc	26,186
220		Westlake Chemical Corp	6,904
802	*	WR Grace & Co	15,880
14,363		Wyeth	731,364
200	*	Xenoport, Inc	4,910
405	*	Zymogenetics, Inc	6,306

		TOTAL CHEMICALS AND ALLIED PRODUCTS	15,227,685

COAL MINING - 0.16%
565	*	Alpha Natural Resources, Inc	8,040
1,502		Arch Coal, Inc	45,105
1,992		Consol Energy, Inc	64,003
1,234	*	International Coal Group, Inc	6,725
138	*	James River Coal Co	1,281
848		Massey Energy Co	19,699
2,820		Peabody Energy Corp	113,956
220		Penn Virginia Corp	15,409

		TOTAL COAL MINING	274,218

COMMUNICATIONS - 4.76%
463		Alaska Communications Systems Group, Inc	7,033
4,132		Alltel Corp	249,903
4,519	*	American Tower Corp (Class A)	168,468
356	*	Anixter International, Inc	19,331
41,499		AT&T, Inc	1,483,589
200	*	Audiovox Corp (Class A)	2,818
5,053	*	Avaya, Inc	70,641
19,425		BellSouth Corp	915,112
552	*	Brightpoint, Inc	7,424
2,359		Cablevision Systems Corp (Class A)	67,184

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

178	*	Cbeyond Communications, Inc	$5,445
100		Centennial Communications Corp	719
1,303		CenturyTel, Inc	56,889
3,210	*	Charter Communications, Inc (Class A)	9,823
3,005	*	Cincinnati Bell, Inc	13,733
575		Citadel Broadcasting Corp	5,727
3,756		Citizens Communications Co	53,974
5,322		Clear Channel Communications, Inc	189,144
20,823	*	Comcast Corp (Class A)	881,438
230		Commonwealth Telephone Enterprises, Inc	9,628
300		Consolidated Communications Holdings, Inc	6,270
3,167	*	Covad Communications Group, Inc	4,370
496	*	Cox Radio, Inc (Class A)	8,085
2,216	*	Crown Castle International Corp	71,577
200	*	Crown Media Holdings, Inc (Class A)	726
185		CT Communications, Inc	4,240
160	*	CTC Media, Inc	3,842
671	*	Cumulus Media, Inc (Class A)	6,972
8,759	*	DIRECTV Group, Inc	218,449
1,770	*	Dobson Communications Corp (Class A)	15,417
2,121	*	EchoStar Communications Corp (Class A)	80,662
1,622		Embarq Corp	85,252
521		Emmis Communications Corp (Class A)	4,293
421		Entercom Communications Corp (Class A)	11,864
810	*	Entravision Communications Corp (Class A)	6,658
300		Fairpoint Communications, Inc	5,685
594	*	FiberTower Corp	3,493
52	*	Fisher Communications, Inc	2,299
1,429	*	Foundry Networks, Inc	21,406
464	*	General Communication, Inc (Class A)	7,299
694		Global Payments, Inc	32,132
229		Golden Telecom, Inc	10,726
420		Gray Television, Inc	3,079
327		Hearst-Argyle Television, Inc	8,339
2,006	*	IAC/InterActiveCorp	74,543
614	*	IDT Corp (Class B)	8,031
167	*	InPhonic, Inc	1,852
400		Iowa Telecommunications Services, Inc	7,884
180	*	iPCS, Inc	9,965
500	*	j2 Global Communications, Inc	13,625
479	*	Leap Wireless International, Inc	28,486
12,210	*	Level 3 Communications, Inc	68,376
4,351	*	Liberty Global, Inc (Class A)	126,832
1,437	*	Liberty Media Corp - Capital (Series A)	140,797
7,188	*	Liberty Media Holding Corp (Interactive A)	155,045
296	*	Lightbridge, Inc	4,008
281	*	Lin TV Corp (Class A)	2,796
100	*	Lodgenet Entertainment Corp	2,503
573	*	Mastec, Inc	6,612
493	*	Mediacom Communications Corp (Class A)	3,964
679	*	NeuStar, Inc (Class A)	22,027
1,498	*	NII Holdings, Inc	96,531
158		North Pittsburgh Systems, Inc	3,814
555	*	Novatel Wireless, Inc	5,367
200	*	NTELOS Holdings Corp	3,576
17,203	*	Qwest Communications International, Inc	143,989
888	*	Radio One, Inc (Class D)	5,985
242	*	RCN Corp	7,296
87		Salem Communications Corp (Class A)	1,040
89	*	SAVVIS, Inc	3,178
1,078	*	SBA Communications Corp (Class A)	29,645
58		Shenandoah Telecom Co	2,727
383		Sinclair Broadcast Group, Inc (Class A)	4,021
300	*	Spanish Broadcasting System, Inc (Class A)	1,233

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

30,930		Sprint Nextel Corp	$584,268
122		SureWest Communications	3,360
182	*	Syniverse Holdings, Inc	2,728
1,250		Telephone & Data Systems, Inc	67,912
500	*	Terremark Worldwide, Inc	3,360
932	*	TiVo, Inc	4,772
2,328	*	Univision Communications, Inc (Class A)	82,458
200	*	US Cellular Corp	13,918
250		USA Mobility, Inc	5,592
31,137		Verizon Communications, Inc	1,159,542
6,704	*	Viacom, Inc (Class B)	275,065
336	*	Vonage Holdings Corp	2,332
4,775		Windstream Corp	67,900
1,081	*	Wireless Facilities, Inc	3,081
2,740	*	XM Satellite Radio Holdings, Inc (Class A)	39,593

		TOTAL COMMUNICATIONS	8,142,787

DEPOSITORY INSTITUTIONS - 9.92%
121		1st Source Corp	3,888
164		Alabama National Bancorp	11,272
200		Amcore Financial, Inc	6,534
107		AmericanWest Bancorp	2,592
108		Ameris Bancorp	3,043
300		Anchor Bancorp Wisconsin, Inc	8,646
142		Arrow Financial Corp	3,517
1,438		Associated Banc-Corp	50,157
1,046		Astoria Financial Corp	31,547
130		Bancfirst Corp	7,020
117	*	Bancorp, Inc	3,463
823		Bancorpsouth, Inc	22,073
106		BancTrust Financial Group, Inc	2,705
838		Bank Mutual Corp	10,148
48,647		Bank of America Corp	2,597,263
156		Bank of Granite Corp	2,959
555		Bank of Hawaii Corp	29,942
8,088		Bank of New York Co, Inc	318,425
102		Bank of the Ozarks, Inc	3,372
452		BankAtlantic Bancorp, Inc (Class A)	6,242
300		BankFinancial Corp	5,343
400		BankUnited Financial Corp (Class A)	11,184
79		Banner Corp	3,503
5,845		BB&T Corp	256,771
57		Berkshire Hills Bancorp, Inc	1,907
400	*	BFC Financial Corp (Class A)	2,556
237		BOK Financial Corp	13,030
381		Boston Private Financial Holdings, Inc	10,748
668		Brookline Bancorp, Inc	8,798
64		Cadence Financial Corp	1,387
74		Camden National Corp	3,413
101		Capital City Bank Group, Inc	3,565
93		Capital Corp of the West	2,984
140		Capitol Bancorp Ltd	6,468
332		Capitol Federal Financial	12,755
300		Cardinal Financial Corp	3,075
303		Cascade Bancorp	9,402
518		Cathay General Bancorp	17,876
600	*	Centennial Bank Holdings, Inc	5,676
121		Center Financial Corp	2,900
311		Central Pacific Financial Corp	12,054
36		Charter Financial Corp	1,855
234		Chemical Financial Corp	7,792
453		Chittenden Corp	13,903
52,981		Citigroup, Inc	2,951,042
600		Citizens Banking Corp	15,900
93		Citizens First Bancorp, Inc	2,859
121		City Bank	4,332

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

155		City Holding Co	$6,338
477		City National Corp	33,962
146		Coastal Financial Corp	2,446
150		CoBiz, Inc	3,306
1,743		Colonial Bancgroup, Inc	44,865
107		Columbia Bancorp	2,830
170		Columbia Banking System, Inc	5,970
1,667		Comerica, Inc	97,820
2,004		Commerce Bancorp, Inc	70,681
749		Commerce Bancshares, Inc	36,259
400		Community Bank System, Inc	9,200
245		Community Banks, Inc	6,801
139		Community Trust Bancorp, Inc	5,773
1,357		Compass Bancshares, Inc	80,945
400		Corus Bankshares, Inc	9,228
656		Cullen/Frost Bankers, Inc	36,618
560		CVB Financial Corp	8,098
309		Dime Community Bancshares	4,329
257		Downey Financial Corp	18,653
663		East West Bancorp, Inc	23,483
90		Enterprise Financial Services Corp	2,932
331	*	Euronet Worldwide, Inc	9,827
100		Farmers Capital Bank Corp	3,413
245		Fidelity Bankshares, Inc	9,719
5,113		Fifth Third Bancorp	209,275
100		First Bancorp	2,184
732		First Bancorp	6,976
150		First Busey Corp	3,458
300		First Charter Corp	7,380
55		First Citizens Bancshares, Inc (Class A)	11,145
739		First Commonwealth Financial Corp	9,925
270		First Community Bancorp, Inc	14,113
72		First Community Bancshares, Inc	2,848
315		First Financial Bancorp	5,232
189		First Financial Bankshares, Inc	7,912
188		First Financial Corp	6,665
133		First Financial Holdings, Inc	5,211
1,297		First Horizon National Corp	54,189
146		First Indiana Corp	3,703
315		First Merchants Corp	8,565
545		First Midwest Bancorp, Inc	21,081
1,301		First Niagara Financial Group, Inc	19,333
100		First Place Financial Corp	2,349
300	*	First Regional Bancorp	10,227
235		First Republic Bank	9,184
88		First South Bancorp, Inc	2,806
156		First State Bancorporation	3,861
208	*	FirstFed Financial Corp	13,930
953		FirstMerit Corp	23,005
485		Flagstar Bancorp, Inc	7,197
150		Flushing Financial Corp	2,561
594		FNB Corp	10,852
53		FNB Corp	2,202
215	*	Franklin Bank Corp	4,416
700		Fremont General Corp	11,347
537		Frontier Financial Corp	15,697
1,944		Fulton Financial Corp	32,465
58		GB&T Bancshares, Inc	1,286
439		Glacier Bancorp, Inc	10,729
104		Great Southern Bancorp, Inc	3,069
543		Greater Bay Bancorp	14,297
95		Greene County Bancshares, Inc	3,774
294		Hancock Holding Co	15,535
384		Hanmi Financial Corp	8,652
302		Harleysville National Corp	5,832

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

158		Heartland Financial USA, Inc	$4,558
126		Heritage Commerce Corp	3,357
140		Horizon Financial Corp	3,368
6,417		Hudson City Bancorp, Inc	89,068
2,466		Huntington Bancshares, Inc	58,568
125		IBERIABANK Corp	7,381
100		Independent Bank Corp	3,603
250		Independent Bank Corp	6,323
711		IndyMac Bancorp, Inc	32,109
161		Integra Bank Corp	4,431
117		Interchange Financial Services Corp	2,690
613		International Bancshares Corp	18,948
579	*	Investors Bancorp, Inc	9,108
771		Investors Financial Services Corp	32,899
300		Irwin Financial Corp	6,789
42		ITLA Capital Corp	2,432
37,101		JPMorgan Chase & Co	1,791,978
227		Kearny Financial Corp	3,646
4,299		Keycorp	163,491
247		KNBT Bancorp, Inc	4,132
126		Lakeland Bancorp, Inc	1,877
92		Lakeland Financial Corp	2,349
728		M&T Bank Corp	88,932
120		Macatawa Bank Corp	2,551
445		MAF Bancorp, Inc	19,887
90		MainSource Financial Group, Inc	1,525
2,678		Marshall & Ilsley Corp	128,839
292		MB Financial, Inc	10,982
200		MBT Financial Corp	3,064
4,400		Mellon Financial Corp	185,460
57		Mercantile Bank Corp	2,149
1,342		Mercantile Bankshares Corp	62,792
200		Mid-State Bancshares	7,278
85		Midwest Banc Holdings, Inc	2,019
186		Nara Bancorp, Inc	3,891
100		NASB Financial, Inc	4,135
6,356		National City Corp	232,375
572		National Penn Bancshares, Inc	11,583
374		NBT Bancorp, Inc	9,541
523	*	Net 1 UEPS Technologies, Inc	15,460
505	*	NetBank, Inc	2,343
3,302		New York Community Bancorp, Inc	53,162
1,211		NewAlliance Bancshares, Inc	19,860
88	*	Northern Empire Bancshares	2,600
2,316		Northern Trust Corp	140,558
200		Northwest Bancorp, Inc	5,492
150		OceanFirst Financial Corp	3,439
869		Old National Bancorp	16,441
194		Old Second Bancorp, Inc	5,684
100		Omega Financial Corp	3,192
165		Oriental Financial Group, Inc	2,137
528		Pacific Capital Bancorp	17,730
165		Park National Corp	16,335

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

531		Partners Trust Financial Group, Inc	$6,181
90		Pennfed Financial Services, Inc	1,739
75		Peoples Bancorp, Inc	2,227
615		People’s Bank	27,441
210		PFF Bancorp, Inc	7,247
200	*	Pinnacle Financial Partners, Inc	6,636
126		Placer Sierra Bancshares	2,995
3,167		PNC Financial Services Group, Inc	234,485
2,871		Popular, Inc	51,534
100		Preferred Bank	6,009
210		Premierwest Bancorp	3,352
228		PrivateBancorp, Inc	9,492
228		Prosperity Bancshares, Inc	7,868
357		Provident Bankshares Corp	12,709
854		Provident Financial Services, Inc	15,483
421		Provident New York Bancorp	6,307
289	*	R & G Financial Corp (Class B)	2,211
7,784		Regions Financial Corp	291,122
195		Renasant Corp	5,973
691		Republic Bancorp, Inc	9,301
115		Republic Bancorp, Inc (Class A)	2,885
47		Royal Bancshares of Pennsylvania (Class A)	1,235
300		S&T Bancorp, Inc	10,401
210		S.Y. Bancorp, Inc	5,880
250		Sandy Spring Bancorp, Inc	9,545
121		Santander BanCorp	2,160
72		SCBT Financial Corp	3,005
102		Seacoast Banking Corp of Florida	2,530
200		Security Bank Corp	4,564
93		Shore Bancshares, Inc	2,805
319	*	Signature Bank	9,883
108		Simmons First National Corp (Class A)	3,407
1,107		Sky Financial Group, Inc	31,594
800		South Financial Group, Inc	21,272
110		Southside Bancshares, Inc	2,830
94		Southwest Bancorp, Inc	2,619
3,992		Sovereign Bancorp, Inc	101,357
113		State National Bancshares, Inc	4,349
3,539		State Street Corp	238,670
119		Sterling Bancorp	2,344
600		Sterling Bancshares, Inc	7,812
320		Sterling Financial Corp	7,574
364		Sterling Financial Corp	12,307
88		Suffolk Bancorp	3,355
128	*	Sun Bancorp, Inc	2,697
3,856		SunTrust Banks, Inc	325,639
496		Susquehanna Bancshares, Inc	13,332
400	*	SVB Financial Group	18,648
2,946		Synovus Financial Corp	90,825
66		Taylor Capital Group, Inc	2,416
1,433		TCF Financial Corp	39,293
997		TD Banknorth, Inc	32,183
300	*	Texas Capital Bancshares, Inc	5,964
100		Texas United Bancshares, Inc	3,434
238		TierOne Corp	7,523
119		Tompkins Trustco, Inc	5,409
92		Trico Bancshares	2,503
626		Trustco Bank Corp NY	6,961
491		Trustmark Corp	16,061
940		UCBH Holdings, Inc	16,506
372		UMB Financial Corp	13,582
581		Umpqua Holdings Corp	17,099
103		Union Bankshares Corp	3,151
482		UnionBanCal Corp	29,522
437		United Bankshares, Inc	16,890

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

335		United Community Banks, Inc	$10,827
400		United Community Financial Corp	4,896
121		Univest Corp of Pennsylvania	3,688
18,964		US Bancorp	686,307
126		USB Holding Co, Inc	3,037
1,274		Valley National Bancorp	33,774
83		Vineyard National Bancorp	1,911
115	*	Virginia Commerce Bancorp	2,286
100		Virginia Financial Group, Inc	2,799
1,166		W Holding Co, Inc	6,949
20,146		Wachovia Corp	1,147,315
839		Washington Federal, Inc	19,742
10,251		Washington Mutual, Inc	466,318
138		Washington Trust Bancorp, Inc	3,849
473		Webster Financial Corp	23,045
35,852		Wells Fargo & Co	1,274,897
200		WesBanco, Inc	6,706
185		West Bancorporation, Inc	3,289
200		West Coast Bancorp	6,928
390		Westamerica Bancorporation	19,746
143	*	Western Alliance Bancorp	4,972
8,129		Western Union Co	182,252
51	*	Westfield Financial, Inc	1,765
750		Whitney Holding Corp	24,465
162		Willow Grove Bancorp, Inc	2,417
772		Wilmington Trust Corp	32,555
167		Wilshire Bancorp, Inc	3,168
248		Wintrust Financial Corp	11,909
100		WSFS Financial Corp	6,693
54		Yardville National Bancorp	2,037
1,054		Zions Bancorporation	86,892

		TOTAL DEPOSITORY INSTITUTIONS	16,962,158

EATING AND DRINKING PLACES - 0.95%
208	*	AFC Enterprises	3,675
859		Applebees International, Inc	21,191
1,286		Aramark Corp (Class B)	43,017
113	*	BJ’s Restaurants, Inc	2,284
500		Bob Evans Farms, Inc	17,110
1,405		Brinker International, Inc	42,375
72	*	Buffalo Wild Wings, Inc	3,830
175	*	California Pizza Kitchen, Inc	5,829
422		CBRL Group, Inc	18,889
343	*	CEC Entertainment, Inc	13,806
844	*	Cheesecake Factory	20,762
178	*	Chipotle Mexican Grill, Inc (Class B)	9,256
622		CKE Restaurants, Inc	11,445
366	*	Cosi, Inc	1,863
1,556		Darden Restaurants, Inc	62,504
400		Domino’s Pizza, Inc	11,200
182		IHOP Corp	9,591
339	*	Jack in the Box, Inc	20,693
587	*	Krispy Kreme Doughnuts, Inc	6,516
273		Landry’s Restaurants, Inc	8,215
244	*	Luby’s, Inc	2,657
127	*	McCormick & Schmick’s Seafood Restaurants, Inc	3,053
13,126		McDonald’s Corp	581,876
300	*	O’Charleys, Inc	6,384
667		OSI Restaurant Partners, Inc	26,146
200	*	Papa John’s International, Inc	5,802
277	*	PF Chang’s China Bistro, Inc	10,631
361	*	Rare Hospitality International, Inc	11,888
150	*	Red Robin Gourmet Burgers, Inc	5,377
661		Ruby Tuesday, Inc	18,138
200	*	Ruth’s Chris Steak House, Inc	3,656
1,053	*	Sonic Corp	25,219

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

8,147	*	Starbucks Corp	$288,567
400	*	Steak N Shake Co	7,040
442	*	Texas Roadhouse, Inc (Class A)	5,861
2,075		Tim Hortons, Inc	60,092
672		Triarc Cos (Class B)	13,440
1,269		Wendy’s International, Inc	41,991
2,857		Yum! Brands, Inc	167,992

		TOTAL EATING AND DRINKING PLACES	1,619,861

EDUCATIONAL SERVICES - 0.11%
1,527	*	Apollo Group, Inc (Class A)	59,507
936	*	Career Education Corp	23,194
942	*	Corinthian Colleges, Inc	12,840
587		DeVry, Inc	16,436
191	*	Educate, Inc	1,360
490	*	ITT Educational Services, Inc	32,521
522	*	Laureate Education, Inc	25,385
168		Strayer Education, Inc	17,816
228	*	Universal Technical Institute, Inc	5,064

		TOTAL EDUCATIONAL SERVICES	194,123

ELECTRIC, GAS, AND SANITARY SERVICES - 4.05%
7,175	*	AES Corp	158,137
817		AGL Resources, Inc	31,789
1,721	*	Allegheny Energy, Inc	79,011
338		Allete, Inc	15,731
1,320		Alliant Energy Corp	49,856
2,531	*	Allied Waste Industries, Inc	31,106
2,171		Ameren Corp	116,648
200		American Ecology Corp	3,702
4,160		American Electric Power Co, Inc	177,133
150		American States Water Co	5,793
1,501		Aqua America, Inc	34,193
3,770	*	Aquila, Inc	17,719
846		Atmos Energy Corp	26,996
600		Avista Corp	15,186
446		Black Hills Corp	16,475
148		California Water Service Group	5,979
100		Cascade Natural Gas Corp	2,592
100	*	Casella Waste Systems, Inc (Class A)	1,223
3,472		Centerpoint Energy, Inc	57,566
250		CH Energy Group, Inc	13,200
162	*	Clean Harbors, Inc	7,842
527		Cleco Corp	13,296
2,309	*	CMS Energy Corp	38,560
2,570		Consolidated Edison, Inc	123,540
1,878		Constellation Energy Group, Inc	129,338
1,225	*	Covanta Holding Corp	26,999
288		Crosstex Energy, Inc	9,127
3,700		Dominion Resources, Inc	310,208
1,147		DPL, Inc	31,864
1,841		DTE Energy Co	89,123
13,200		Duke Energy Corp	438,372
900		Duquesne Light Holdings, Inc	17,865
3,694	*	Dynegy, Inc (Class A)	26,745
3,543		Edison International	161,136
7,176		El Paso Corp	109,649
600	*	El Paso Electric Co	14,622
239		Empire District Electric Co	5,901
818		Energen Corp	38,397
1,611		Energy East Corp	39,953
57		EnergySouth, Inc	2,286
2,163		Entergy Corp	199,688
7,171		Exelon Corp	443,813
3,489		FirstEnergy Corp	210,387
4,346		FPL Group, Inc	236,509

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

791		Great Plains Energy, Inc	$25,154
966		Hawaiian Electric Industries, Inc	26,227
447		Idacorp, Inc	17,277
200		ITC Holdings Corp	7,980
1,805		KeySpan Corp	74,330
1,159		Kinder Morgan, Inc	122,564
200		Laclede Group, Inc	7,006
110		Markwest Hydrocarbon, Inc	5,340
1,959		MDU Resources Group, Inc	50,229
282		Metal Management, Inc	10,674
287		MGE Energy, Inc	10,498
2,871	*	Mirant Corp	90,637
860		National Fuel Gas Co	33,144
300		New Jersey Resources Corp	14,574
431		Nicor, Inc	20,171
2,768		NiSource, Inc	66,709
1,671		Northeast Utilities	47,055
333		Northwest Natural Gas Co	14,133
379		NorthWestern Corp	13,409
1,450	*	NRG Energy, Inc	81,214
1,104		NSTAR	37,933
983		OGE Energy Corp	39,320
1,227		Oneok, Inc	52,908
100		Ormat Technologies, Inc	3,682
300		Otter Tail Corp	9,348
426		Peoples Energy Corp	18,987
1,997		Pepco Holdings, Inc	51,942
3,708		PG&E Corp	175,500
61	*	Pico Holdings, Inc	2,121
960		Piedmont Natural Gas Co, Inc	25,680
200	*	Pike Electric Corp	3,266
1,096		Pinnacle West Capital Corp	55,556
515	*	Plug Power, Inc	2,003
681		PNM Resources, Inc	21,179
291		Portland General Electric Co	7,930
3,982		PPL Corp	142,715
2,786		Progress Energy, Inc	136,737
600	v*	Progress Energy, Inc	6
2,715		Public Service Enterprise Group, Inc	180,222
1,370		Puget Energy, Inc	34,743
945		Questar Corp	78,482
3,326	*	Reliant Energy, Inc	47,262
1,194		Republic Services, Inc	48,560
115		Resource America, Inc (Class A)	3,036
1,189		SCANA Corp	48,297
2,750		Sempra Energy	154,110
2,073	*	Sierra Pacific Resources	34,889
138		SJW Corp	5,349
260		South Jersey Industries, Inc	8,687
7,871		Southern Co	290,125
1,008		Southern Union Co	28,174
398		Southwest Gas Corp	15,271
129		Southwest Water Co	1,775
469	*	Stericycle, Inc	35,409
671		Synagro Technologies, Inc	2,966
2,190		TECO Energy, Inc	37,734
4,901		TXU Corp	265,683
1,162		UGI Corp	31,699
256		UIL Holdings Corp	10,801
365		Unisource Energy Corp	13,333
807		Vectren Corp	22,822
483	*	Waste Connections, Inc	20,069
229	*	Waste Services, Inc	2,256
1,015		Westar Energy, Inc	26,349
514		WGL Holdings, Inc	16,746

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,475		Williams Cos, Inc	$169,127
1,298		Wisconsin Energy Corp	61,603
500		WPS Resources Corp	27,015
4,413		Xcel Energy, Inc	101,764

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,934,751

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.92%
200	*	Actel Corp	3,632
580		Acuity Brands, Inc	30,183
900	*	Adaptec, Inc	4,194
1,296	*	ADC Telecommunications, Inc	18,831
743		Adtran, Inc	16,866
395	*	Advanced Analogic Technologies, Inc	2,129
218	*	Advanced Energy Industries, Inc	4,114
5,705	*	Advanced Micro Devices, Inc	116,097
950	*	Aeroflex, Inc	11,134
1,910	*	Agere Systems, Inc	36,615
3,835	*	Altera Corp	75,473
1,773		American Power Conversion Corp	54,236
259	*	American Superconductor Corp	2,541
1,200		Ametek, Inc	38,208
632	*	AMIS Holdings, Inc	6,680
1,105	*	Amkor Technology, Inc	10,321
974		Amphenol Corp (Class A)	60,466
523	*	Anadigics, Inc	4,634
3,827		Analog Devices, Inc	125,794
1,708	*	Andrew Corp	17,473
9,053	*	Apple Computer, Inc	768,057
3,565	*	Applied Micro Circuits Corp	12,691
1,300	*	Arris Group, Inc	16,263
567	*	Atheros Communications, Inc	12,089
4,854	*	Atmel Corp	29,367
395	*	ATMI, Inc	12,059
1,823	*	Avanex Corp	3,446
1,387	*	Avnet, Inc	35,410
484		AVX Corp	7,158
353		Baldor Electric Co	11,797
100		Bel Fuse, Inc (Class B)	3,479
750	*	Benchmark Electronics, Inc	18,270
4,840	*	Broadcom Corp (Class A)	156,380
912	*	Broadwing Corp	14,246
3,295	*	Brocade Communications Systems, Inc	27,052
1,141	*	Capstone Turbine Corp	1,403
300	*	C-COR, Inc	3,342
266	*	Ceradyne, Inc	15,029
500	*	Checkpoint Systems, Inc	10,100
302	*	China BAK Battery, Inc	1,969
853	*	Ciena Corp	23,637
65,067	*	Cisco Systems, Inc	1,778,281
200	*	Color Kinetics, Inc	4,270
330	*	Comtech Telecommunications Corp	12,563
2,113	*	Comverse Technology, Inc	44,605
5,030	*	Conexant Systems, Inc	10,261
884	*	Cree, Inc	15,311
300		CTS Corp	4,710
300		Cubic Corp	6,510
1,519	*	Cypress Semiconductor Corp	25,626
179	*	Diodes, Inc	6,351
273	*	Ditech Networks, Inc	1,889
300	*	Dolby Laboratories, Inc (Class A)	9,306
289	*	DSP Group, Inc	6,271
179	*	DTS, Inc	4,330
300	*	Electro Scientific Industries, Inc	6,042
700	*	Emcore Corp	3,871
8,732		Emerson Electric Co	384,994

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

161	*	EMS Technologies, Inc	$3,225
595	*	Energizer Holdings, Inc	42,239
426	*	Energy Conversion Devices, Inc	14,476
481	*	EnerSys	7,696
723	*	Evergreen Solar, Inc	5,473
520	*	Exar Corp	6,760
1,414	*	Fairchild Semiconductor International, Inc	23,769
2,640	*	Finisar Corp	8,527
100	*	First Solar, Inc	2,980
234		Franklin Electric Co, Inc	12,025
600	*	FuelCell Energy, Inc	3,876
3,003	*	Gemstar-TV Guide International, Inc	12,042
254	*	Genlyte Group, Inc	19,840
1,200	*	GrafTech International Ltd	8,304
269	*	Greatbatch, Inc	7,242
711		Harman International Industries, Inc	71,036
1,008	*	Harmonic, Inc	7,328
1,402		Harris Corp	64,296
1,016	*	Hexcel Corp	17,689
140	*	Hittite Microwave Corp	4,525
8,917		Honeywell International, Inc	403,405
378	*	Hutchinson Technology, Inc	8,910
225	*	Ikanos Communications, Inc	1,955
400		Imation Corp	18,572
2,142	*	Integrated Device Technology, Inc	33,158
61,985		Intel Corp	1,255,196
600	*	Interdigital Communications Corp	20,130
735	*	International Rectifier Corp	28,320
1,418		Intersil Corp (Class A)	33,919
200		Inter-Tel, Inc	4,432
359	*	InterVoice, Inc	2,750
122	*	iRobot Corp	2,203
257	*	IXYS Corp	2,287
2,222	*	JDS Uniphase Corp	37,019
789	*	Kemet Corp	5,760
1,326		L-3 Communications Holdings, Inc	108,440
151	*	Lamson & Sessions Co	3,663
1,300	*	Lattice Semiconductor Corp	8,424
462		Lincoln Electric Holdings, Inc	27,914
3,217		Linear Technology Corp	97,539
200	*	Littelfuse, Inc	6,376
124	*	Loral Space & Communications, Inc	5,049
131		LSI Industries, Inc	2,600
4,112	*	LSI Logic Corp	37,008
593	*	Mattson Technology, Inc	5,527
3,389		Maxim Integrated Products, Inc	103,771
158	*	Maxwell Technologies, Inc	2,204
1,745	*	McData Corp (Class A)	9,685
169	*	Medis Technologies Ltd	2,946
1,564	*	MEMC Electronic Materials, Inc	61,215
223	*	Mercury Computer Systems, Inc	2,979
300		Methode Electronics, Inc	3,249
797	*	Micrel, Inc	8,592
2,232		Microchip Technology, Inc	72,986
7,693	*	Micron Technology, Inc	107,394
771	*	Microsemi Corp	15,150
1,000	*	Microtune, Inc	4,700
1,196	*	Mindspeed Technologies, Inc	2,284
436	*	MIPS Technologies, Inc	3,619
500	*	Mobility Electronics, Inc	1,675
1,511		Molex, Inc	47,793
300	*	Monolithic Power Systems, Inc	3,333
360	*	Moog, Inc (Class A)	13,748
26,329		Motorola, Inc	541,324
1,945	*	MRV Communications, Inc	6,885

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

160	*	Multi-Fineline Electronix, Inc	$3,246
43		National Presto Industries, Inc	2,574
3,536		National Semiconductor Corp	80,267
200	*	Netlogic Microsystems, Inc	4,338
3,973	*	Network Appliance, Inc	156,059
1,397	*	Novellus Systems, Inc	48,085
3,732	*	Nvidia Corp	138,121
634	*	Omnivision Technologies, Inc	8,654
1,689	*	ON Semiconductor Corp	12,786
1,027	*	Openwave Systems, Inc	9,479
123	*	Oplink Communications, Inc	2,529
136	*	OSI Systems, Inc	2,847
157		Park Electrochemical Corp	4,027
200	*	Pericom Semiconductor Corp	2,294
500	*	Photronics, Inc	8,170
472		Plantronics, Inc	10,006
600	*	Plexus Corp	14,328
410	*	PLX Technology, Inc	5,346
2,300	*	PMC - Sierra, Inc	15,433
1,022	*	Polycom, Inc	31,590
159	*	Portalplayer, Inc	2,139
61	*	Powell Industries, Inc	1,926
1,100	*	Power-One, Inc	8,008
1,294	*	Powerwave Technologies, Inc	8,346
1,796	*	QLogic Corp	39,368
17,835		Qualcomm, Inc	673,985
1,173	*	Quantum Fuel Systems Technologies Worldwide, Inc	1,877
1,347		RadioShack Corp	22,603
192	*	Radyne Corp	2,062
897	*	Rambus, Inc	16,980
138		Raven Industries, Inc	3,698
300		Regal-Beloit Corp	15,753
1,976	*	RF Micro Devices, Inc	13,417
200	*	Rogers Corp	11,830
5,316	*	Sanmina-SCI Corp	18,340
733	*	Semtech Corp	9,580
1,131	*	Silicon Image, Inc	14,386
502	*	Silicon Laboratories, Inc	17,394
1,350	*	Silicon Storage Technology, Inc	6,089
271	*	Sirenza Microdevices, Inc	2,130
15,195	*	Sirius Satellite Radio, Inc	53,790
1,872	*	Skyworks Solutions, Inc	13,254
350	*	Spansion, Inc (Class A)	5,201
456	*	Spectrum Brands, Inc	4,970
300	*	Standard Microsystems Corp	8,394
1,040	*	Stratex Networks, Inc	5,023
100	*	Sunpower Corp (Class A)	3,717
100	*	Supertex, Inc	3,925
1,936	*	Sycamore Networks, Inc	7,279
396	*	Symmetricom, Inc	3,532
172	*	Synaptics, Inc	5,107
500		Technitrol, Inc	11,945
595	*	Tekelec	8,824
437		Teleflex, Inc	28,213
5,056	*	Tellabs, Inc	51,875
466	*	Tessera Technologies, Inc	18,799
16,700		Texas Instruments, Inc	480,960
679	*	Thomas & Betts Corp	32,103
2,162	*	Transmeta Corp	2,400
1,105	*	Transwitch Corp	1,547
598	*	Trident Microsystems, Inc	10,872
1,402	*	Triquint Semiconductor, Inc	6,309
433	*	TTM Technologies, Inc	4,906
100	*	Ulticom, Inc	959
100	*	Universal Display Corp	1,501
100	*	Universal Electronics, Inc	2,102
1,002	*	Utstarcom, Inc	8,768

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

627	*	Varian Semiconductor Equipment Associates, Inc	$28,541
219	*	Viasat, Inc	6,528
200		Vicor Corp	2,222
300	*	Virage Logic Corp	2,787
1,793	*	Vishay Intertechnology, Inc	24,277
159	*	Volterra Semiconductor Corp	2,385
755		Whirlpool Corp	62,680
3,657		Xilinx, Inc	87,073
255	*	Zhone Technologies, Inc	334
200	*	Zoltek Cos, Inc	3,934
532	*	Zoran Corp	7,757

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	10,132,375

ENGINEERING AND MANAGEMENT SERVICES - 0.76%
188	*	Advisory Board Co	10,065
1,100	*	Amylin Pharmaceuticals, Inc	39,677
758	*	Applera Corp (Celera Genomics Group)	10,604
556	*	Ariad Pharmaceuticals, Inc	2,858
100		CDI Corp	2,490
3,879	*	Celgene Corp	223,159
436		Corporate Executive Board Co	38,237
167	*	CRA International, Inc	8,751
500	*	CV Therapeutics, Inc	6,980
728	*	deCODE genetics, Inc	3,298
300		Diamond Management & Technology Consultants, Inc	3,732
938	*	Digitas, Inc	12,579
188	*	Diversa Corp	2,045
723	*	eResearch Technology, Inc	4,866
180	*	Essex Corp	4,304
753	*	Exelixis, Inc	6,777
172	*	Exponent, Inc	3,209
953		Fluor Corp	77,812
594	*	Gen-Probe, Inc	31,108
340	*	Harris Interactive, Inc	1,714
1,077	*	Hewitt Associates, Inc (Class A)	27,733
188	*	Huron Consulting Group, Inc	8,524
678	*	ICOS Corp	22,910
755	*	Incyte Corp	4,409
200	*	Infrasource Services, Inc	4,354
780	*	Isis Pharmaceuticals, Inc	8,674
637	*	Jacobs Engineering Group, Inc	51,941
135	*	Kendle International, Inc	4,246
84		Landauer, Inc	4,407
139	*	LECG Corp	2,569
673	*	Lexicon Genetics, Inc	2,430
302	*	Lifecell Corp	7,290
348	*	Luminex Corp	4,420
241		MAXIMUS, Inc	7,418
317	*	Maxygen, Inc	3,414
1,275	*	Monogram Biosciences, Inc	2,270
2,573		Moody’s Corp	177,691
60	*	MTC Technologies, Inc	1,413
364	*	Myriad Genetics, Inc	11,393
440	*	Navigant Consulting, Inc	8,694
292	*	Omnicell, Inc	5,440
3,608		Paychex, Inc	142,660
367	*	Per-Se Technologies, Inc	10,195
282	*	PharmaNet Development Group, Inc	6,224
1,722		Quest Diagnostics, Inc	91,266
560	*	Regeneron Pharmaceuticals, Inc	11,239
1,490	*	Rentech, Inc	5,617
514	*	Resources Connection, Inc	16,366
207	*	Rigel Pharmaceuticals, Inc	2,457
700	*	SAIC, Inc	12,453
560	*	Savient Pharmaceuticals, Inc	6,278
219	*	Senomyx, Inc	2,845

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

821	*	Shaw Group, Inc	$27,503
299	*	Symyx Technologies, Inc	6,455
100	*	Tejon Ranch Co	5,584
510	*	Telik, Inc	2,259
677	*	Tetra Tech, Inc	12,247
148	*	Trimeris, Inc	1,881
556	*	URS Corp	23,825
316	*	Washington Group International, Inc	18,894
512		Watson Wyatt & Co Holdings (Class A)	23,117

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,295,270

ENVIRONMENTAL QUALITY AND HOUSING - 0.00%**
406	*	Home Solutions of America, Inc	2,379

		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	2,379

FABRICATED METAL PRODUCTS - 0.38%
283	*	Alliant Techsystems, Inc	22,128
84		Ameron International Corp	6,415
389		Aptargroup, Inc	22,967
1,163		Ball Corp	50,707
170		CIRCOR International, Inc	6,254
1,236		Commercial Metals Co	31,889
132	*	Commercial Vehicle Group, Inc	2,878
593		Crane Co	21,728
1,891	*	Crown Holdings, Inc	39,560
110		Dynamic Materials Corp	3,091
420	*	Griffon Corp	10,710
190		Gulf Island Fabrication, Inc	7,011
5,333		Illinois Tool Works, Inc	246,331
155		Insteel Industries, Inc	2,757
792	*	Jacuzzi Brands, Inc	9,845
153	*	Ladish Co, Inc	5,673
100		Lifetime Brands, Inc	1,643
400	*	Mobile Mini, Inc	10,776
1,058		Mueller Water Products, Inc (Class A)	15,732
260	*	NCI Building Systems, Inc	13,455
1,126		Pentair, Inc	35,356
200		Silgan Holdings, Inc	8,784
400		Simpson Manufacturing Co, Inc	12,660
314	*	Smith & Wesson Holding Corp	3,247
657		Snap-On, Inc	31,300
812	*	Taser International, Inc	6,179
154		Valmont Industries, Inc	8,545
255		Watts Water Technologies, Inc (Class A)	10,483

		TOTAL FABRICATED METAL PRODUCTS	648,104

FOOD AND KINDRED PRODUCTS - 2.69%
8,208		Anheuser-Busch Cos, Inc	403,834
7,044		Archer Daniels Midland Co	225,126
100	*	Boston Beer Co, Inc (Class A)	3,598
274	*	Burger King Holdings, Inc	5,781
2,539		Campbell Soup Co	98,742
77		Coca-Cola Bottling Co Consolidated	5,269
21,770		Coca-Cola Co	1,050,402
3,184		Coca-Cola Enterprises, Inc	65,017
5,449		ConAgra Foods, Inc	147,123
1,994	*	Constellation Brands, Inc (Class A)	57,866
718		Corn Products International, Inc	24,800
588	*	Darling International, Inc	3,240
2,062		Del Monte Foods Co	22,744
169		Diamond Foods, Inc	3,213
200		Farmer Bros Co	4,270
635		Flowers Foods, Inc	17,139
3,694		General Mills, Inc	212,774
546	*	Gold Kist, Inc	11,477

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,546		H.J. Heinz Co	$159,605
720	*	Hansen Natural Corp	24,250
1,836		Hershey Co	91,433
758		Hormel Foods Corp	28,304
125		Imperial Sugar Co	3,026
192		J&J Snack Foods Corp	7,949
633		J.M. Smucker Co	30,681
236	*	Jones Soda Co	2,903
2,587		Kellogg Co	129,505
2,194		Kraft Foods, Inc (Class A)	78,326
317		Lancaster Colony Corp	14,046
400		Lance, Inc	8,032
107	*	M&F Worldwide Corp	2,703
1,442		McCormick & Co, Inc	55,603
101		MGP Ingredients, Inc	2,284
492		Molson Coors Brewing Co (Class B)	37,608
149	*	Peet’s Coffee & Tea, Inc	3,910
1,476		Pepsi Bottling Group, Inc	45,623
535		PepsiAmericas, Inc	11,224
17,678		PepsiCo, Inc	1,105,759
493	*	Performance Food Group Co	13,626
375	*	Ralcorp Holdings, Inc	19,084
110		Reddy Ice Holdings, Inc	2,840
189		Sanderson Farms, Inc	5,725
8,074		Sara Lee Corp	137,500
1,076	*	Smithfield Foods, Inc	27,610
338		Tootsie Roll Industries, Inc	11,053
300		Topps Co, Inc	2,670
323	*	TreeHouse Foods, Inc	10,078
2,559		Tyson Foods, Inc (Class A)	42,096
2,452		Wrigley (Wm.) Jr Co	126,817

		TOTAL FOOD AND KINDRED PRODUCTS	4,604,288

FOOD STORES - 0.23%
15		Arden Group, Inc (Class A)	1,857
174		Great Atlantic & Pacific Tea Co, Inc	4,479
100		Ingles Markets, Inc (Class A)	2,979
7,663		Kroger Co	176,785
327	*	Panera Bread Co (Class A)	18,283
248	*	Pantry, Inc	11,616
545	*	Pathmark Stores, Inc	6,077
431		Ruddick Corp	11,960
2,136		Supervalu, Inc	76,362
188		Weis Markets, Inc	7,541
1,432		Whole Foods Market, Inc	67,204
261	*	Wild Oats Markets, Inc	3,753

		TOTAL FOOD STORES	388,896

FORESTRY - 0.13%
834		Rayonier, Inc	34,236
2,666		Weyerhaeuser Co	188,353

		TOTAL FORESTRY	222,589

FURNITURE AND FIXTURES - 0.30%
369		Ethan Allen Interiors, Inc	13,325
642		Furniture Brands International, Inc	10,420
700		Herman Miller, Inc	25,452
668		Hillenbrand Industries, Inc	38,029
472		HNI Corp	20,962
64		Hooker Furniture Corp	1,004
400	*	Interface, Inc (Class A)	5,688
2,097		Johnson Controls, Inc	180,174
300		Kimball International, Inc (Class B)	7,290
500		La-Z-Boy, Inc	5,935
1,986		Leggett & Platt, Inc	47,465

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,322		Masco Corp	$129,098
220		Sealy Corp	3,245
580	*	Select Comfort Corp	10,086
94		Stanley Furniture Co, Inc	2,016
455	*	Tempur-Pedic International, Inc	9,309
322	*	Williams Scotsman International, Inc	6,318

		TOTAL FURNITURE AND FIXTURES	515,816

FURNITURE AND HOMEFURNISHINGS STORES - 0.19%
3,069	*	Bed Bath & Beyond, Inc	116,929
1,868		Circuit City Stores, Inc	35,455
227	*	Cost Plus, Inc	2,338
713	*	GameStop Corp (Class A)	39,293
259	*	Guitar Center, Inc	11,774
166		Haverty Furniture Cos, Inc	2,457
364		Knoll, Inc	8,008
573	*	Mohawk Industries, Inc	42,895
1,075	*	Pier 1 Imports, Inc	6,396
164	*	Restoration Hardware, Inc	1,396
838		Steelcase, Inc (Class A)	15,218
228		Tuesday Morning Corp	3,545
1,054		Williams-Sonoma, Inc	33,138

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	318,842

GENERAL BUILDING CONTRACTORS - 0.34%
39	*	Avatar Holdings, Inc	3,153
377		Beazer Homes USA, Inc	17,723
139		Brookfield Homes Corp	5,220
70	*	Cavco Industries, Inc	2,453
1,320		Centex Corp	74,276
3,307		DR Horton, Inc	87,602
439	*	Hovnanian Enterprises, Inc (Class A)	14,882
857		KB Home	43,947
1,382		Lennar Corp (Class A)	72,500
279		Levitt Corp (Class A)	3,415
111		M/I Homes, Inc	4,239
170		McGrath RentCorp	5,207
338		MDC Holdings, Inc	19,283
264	*	Meritage Homes Corp	12,598
40	*	NVR, Inc	25,800
100	*	Palm Harbor Homes, Inc	1,402
173	*	Perini Corp	5,325
2,240		Pulte Homes, Inc	74,189
506		Ryland Group, Inc	27,638
670		Standard-Pacific Corp	17,949
155		Technical Olympic USA, Inc	1,576
1,348	*	Toll Brothers, Inc	43,446
473		Walter Industries, Inc	12,795
202	*	WCI Communities, Inc	3,874

		TOTAL GENERAL BUILDING CONTRACTORS	580,492

GENERAL MERCHANDISE STORES - 1.64%
521	*	99 Cents Only Stores	6,340
1,248	*	Big Lots, Inc	28,604
797	*	BJ’s Wholesale Club, Inc	24,795
325	*	Cabela’s, Inc	7,842
547		Casey’s General Stores, Inc	12,882
100	*	Conn’s, Inc	2,327
5,026		Costco Wholesale Corp	265,725
603		Dillard’s, Inc (Class A)	21,087
3,435		Dollar General Corp	55,166
1,605		Family Dollar Stores, Inc	47,075
5,835		Federated Department Stores, Inc	222,488
480		Fred’s, Inc	5,779
2,546		JC Penney Co, Inc	196,959
298	*	Retail Ventures, Inc	5,674

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,433		Saks, Inc	$25,536
200		Stein Mart, Inc	2,652
9,247		Target Corp	527,541
4,780		TJX Cos, Inc	136,326
26,248		Wal-Mart Stores, Inc	1,212,133

		TOTAL GENERAL MERCHANDISE STORES	2,806,931

HEALTH SERVICES - 1.43%
107	*	Alliance Imaging, Inc	712
288	*	Amedisys, Inc	9,467
2,283		AmerisourceBergen Corp	102,644
282	*	Amsurg Corp	6,486
375	*	Apria Healthcare Group, Inc	9,994
300	*	Bio-Reference Labs, Inc	6,747
184		Brookdale Senior Living, Inc	8,832
4,712		Caremark Rx, Inc	269,102
1,103		Cigna Corp	145,122
1,013	*	Community Health Systems, Inc	36,995
90	*	Corvel Corp	4,281
523	*	Covance, Inc	30,810
1,669	*	Coventry Health Care, Inc	83,533
296	*	Cross Country Healthcare, Inc	6,459
1,093	*	DaVita, Inc	62,170
713	*	Edwards Lifesciences Corp	33,540
242	*	Enzo Biochem, Inc	3,453
1,239	*	Express Scripts, Inc	88,712
344	*	Five Star Quality Care, Inc	3,836
228	*	Genesis HealthCare Corp	10,768
300	*	Genomic Health, Inc	5,580
285	*	Gentiva Health Services, Inc	5,432
2,418		Health Management Associates, Inc (Class A)	51,044
352	*	Healthways, Inc	16,794
109	*	Horizon Health Corp	2,133
402	*	Kindred Healthcare, Inc	10,151
1,257	*	Laboratory Corp of America Holdings	92,352
216		LCA-Vision, Inc	7,422
124	*	LHC Group, Inc	3,535
580	*	LifePoint Hospitals, Inc	19,546
1,018	*	Lincare Holdings, Inc	40,557
404	*	Magellan Health Services, Inc	17,461
760		Manor Care, Inc	35,659
300	*	Matria Healthcare, Inc	8,619
3,309		McKesson Corp	167,766
164	*	Medcath Corp	4,487
3,187	*	Medco Health Solutions, Inc	170,313
100		National Healthcare Corp	5,520
981	*	Nektar Therapeutics	14,921
336	*	Odyssey HealthCare, Inc	4,455
1,319		Omnicare, Inc	50,953
187		Option Care, Inc	2,665
514	*	Pediatrix Medical Group, Inc	25,135
1,098		Pharmaceutical Product Development, Inc	35,378
610	*	Psychiatric Solutions, Inc	22,887
117	*	Radiation Therapy Services, Inc	3,688
300	*	RehabCare Group, Inc	4,455
611	*	Sierra Health Services, Inc	22,020
300	*	Stereotaxis, Inc	3,096
250	*	Sun Healthcare Group, Inc	3,157
483	*	Sunrise Senior Living, Inc	14,838
183	*	Symbion, Inc	3,387
5,068	*	Tenet Healthcare Corp	35,324
869	*	Triad Hospitals, Inc	36,350
448	*	United Surgical Partners International, Inc	12,701
400		Universal Health Services, Inc (Class B)	22,172
121	*	VistaCare, Inc (Class A)	1,228

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,815	*	WellPoint, Inc	$536,272

		TOTAL HEALTH SERVICES	2,443,116

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
396		Granite Construction, Inc	19,927
223	*	Matrix Service Co	3,590
97	*	Sterling Construction Co, Inc	2,111

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	25,628

HOLDING AND OTHER INVESTMENT OFFICES - 4.16%
400		Acadia Realty Trust	10,008
353	*	Affiliated Managers Group, Inc	37,111
263	v*	Affordable Residential Communities LP	63
263	*	Affordable Residential Communities LP	3,064
79		Agree Realty Corp	2,715
28	*	Alexander’s, Inc	11,750
270		Alexandria Real Estate Equities, Inc	27,108
1,450		Allied Capital Corp	47,386
957		AMB Property Corp	56,090
131		American Campus Communities, Inc	3,730
1,336		American Financial Realty Trust	15,284
535		American Home Mortgage Investment Corp	18,789
1,775		Annaly Mortgage Management, Inc	24,690
503		Anthracite Capital, Inc	6,403
734		Anworth Mortgage Asset Corp	6,980
1,059		Apartment Investment & Management Co (Class A)	59,325
880		Apollo Investment Corp	19,712
134		Arbor Realty Trust, Inc	4,032
2,301		Archstone-Smith Trust	133,941
367		Ashford Hospitality Trust, Inc	4,569
811		AvalonBay Communities, Inc	105,471
630		BioMed Realty Trust, Inc	18,018
1,232		Boston Properties, Inc	137,836
918		Brandywine Realty Trust	30,524
557		BRE Properties, Inc (Class A)	36,216
612		Camden Property Trust	45,196
241		Capital Lease Funding, Inc	2,796
47		Capital Southwest Corp	5,933
200		Capital Trust, Inc (Class A)	9,988
698		CBL & Associates Properties, Inc	30,258
400		Cedar Shopping Centers, Inc	6,364
65		CentraCore Properties Trust	2,101
65		Cherokee, Inc	2,789
487		Colonial Properties Trust	22,831
364		Corporate Office Properties Trust	18,371
426		Cousins Properties, Inc	15,025
820		Crescent Real Estate Equities Co	16,195
560		Deerfield Triarc Capital Corp	9,481
1,155		Developers Diversified Realty Corp	72,707
699		DiamondRock Hospitality Co	12,589
200		Digital Realty Trust, Inc	6,846
700		Douglas Emmett, Inc	18,613
1,372		Duke Realty Corp	56,115
231		EastGroup Properties, Inc	12,372
231		Education Realty Trust, Inc	3,412
32	*	Enstar Group, Inc	3,069
300		Entertainment Properties Trust	17,532
587		Equity Inns, Inc	9,369
238		Equity Lifestyle Properties, Inc	12,954
3,887		Equity Office Properties Trust	187,237
415		Equity One, Inc	11,064
3,130		Equity Residential	158,847
232		Essex Property Trust, Inc	29,986
630		Extra Space Storage, Inc	11,504
570		Federal Realty Investment Trust	48,450

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

628		FelCor Lodging Trust, Inc	$13,715
516		Fieldstone Investment Corp	2,260
500		First Industrial Realty Trust, Inc	23,445
172		First Potomac Realty Trust	5,007
538		Franklin Street Properties Corp	11,325
1,402		Friedman Billings Ramsey Group, Inc (Class A)	11,216
1,875		General Growth Properties, Inc	97,931
164		Getty Realty Corp	5,068
81		Gladstone Capital Corp	1,933
200		Gladstone Investment Corp	3,062
511		Glimcher Realty Trust	13,649
158		Global Signal, Inc	8,322
300		GMH Communities Trust	3,045
143		Gramercy Capital Corp	4,417
400	*	Harris & Harris Group, Inc	4,836
2,024		Health Care Property Investors, Inc	74,524
795		Health Care REIT, Inc	34,201
605		Healthcare Realty Trust, Inc	23,922
298		Hersha Hospitality Trust	3,379
768		Highland Hospitality Corp	10,944
629		Highwoods Properties, Inc	25,638
395		Home Properties, Inc	23,412
800		HomeBanc Corp	3,384
784		Hospitality Properties Trust	37,263
5,552		Host Marriott Corp	136,302
2,100		HRPT Properties Trust	25,935
862		IMPAC Mortgage Holdings, Inc	7,586
710		Inland Real Estate Corp	13,291
450		Innkeepers U.S.A. Trust	6,975
678		Investors Real Estate Trust	6,956
1,297		iShares Russell 2000 Index Fund	101,231
30,800		iShares Russell 3000 Index Fund	2,526,832
1,131		iStar Financial, Inc	54,084
140		JER Investors Trust, Inc	2,894
348		Kilroy Realty Corp	27,144
2,406		Kimco Realty Corp	108,150
205		Kite Realty Group Trust	3,817
873		KKR Financial Corp	23,388
388		LaSalle Hotel Properties	17,790
576		Lexington Corporate Properties Trust	12,914
900		Liberty Property Trust	44,226
249		LTC Properties, Inc	6,800
388		Luminent Mortgage Capital, Inc	3,767
781		Macerich Co	67,611
688		Mack-Cali Realty Corp	35,088
361		Maguire Properties, Inc	14,440
430		Medical Properties Trust, Inc	6,579
808		MFA Mortgage Investments, Inc	6,214
261		Mid-America Apartment Communities, Inc	14,940
593	*	Mills Corp	11,860
400		MortgageIT Holdings, Inc	5,900
200		National Health Investors, Inc	6,600
641		National Retail Properties, Inc	14,711
800		Nationwide Health Properties, Inc	24,176
537		New Century Financial Corp	16,964
1,216		New Plan Excel Realty Trust	33,416
463		Newcastle Investment Corp	14,501
200		Newkirk Realty Trust, Inc	3,608
300		NorthStar Realty Finance Corp	4,971
357		Novastar Financial, Inc	9,514
2,882		NTL, Inc	72,742
493		Omega Healthcare Investors, Inc	8,736
149		Parkway Properties, Inc	7,600
385		Pennsylvania Real Estate Investment Trust	15,161
1,970		Plum Creek Timber Co, Inc	78,504
500		Post Properties, Inc	22,850

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

513		Potlatch Corp	$22,480
2,643		Prologis	160,615
235		PS Business Parks, Inc	16,617
1,235		Public Storage, Inc	120,412
298		RAIT Investment Trust	10,275
113		Ramco-Gershenson Properties	4,310
2,521	*	Realogy Corp	76,437
900		Realty Income Corp	24,930
863		Reckson Associates Realty Corp	39,353
209		Redwood Trust, Inc	12,139
757		Regency Centers Corp	59,175
270		Republic Property Trust	3,116
200		Saul Centers, Inc	11,038
630		Senior Housing Properties Trust	15,422
2,304		Simon Property Group, Inc	233,372
470		SL Green Realty Corp	62,407
187		Sovran Self Storage, Inc	10,711
715		Spirit Finance Corp	8,916
798		Strategic Hotels & Resorts, Inc	17,388
236		Sun Communities, Inc	7,637
631		Sunstone Hotel Investors, Inc	16,867
290		Tanger Factory Outlet Centers, Inc	11,333
106		Tarragon Corp	1,290
574		Taubman Centers, Inc	29,194
1,294		Thornburg Mortgage, Inc	32,518
620		Trustreet Properties, Inc	10,447
1,487		United Dominion Realty Trust, Inc	47,272
200		Universal Health Realty Income Trust	7,796
213		Urstadt Biddle Properties, Inc (Class A)	4,066
499		U-Store-It Trust	10,254
1,100		Ventas, Inc	46,552
1,329		Vornado Realty Trust	161,473
444		Washington Real Estate Investment Trust	17,760
842		Weingarten Realty Investors	38,825
400		Winston Hotels, Inc	5,300

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	7,111,172

HOTELS AND OTHER LODGING PLACES - 0.57%
226		Ameristar Casinos, Inc	6,947
370	*	Aztar Corp	20,135
459	*	Bluegreen Corp	5,889
447		Boyd Gaming Corp	20,254
370		Choice Hotels International, Inc	15,577
424	*	Gaylord Entertainment Co	21,594
300	*	Great Wolf Resorts, Inc	4,188
4,183		Hilton Hotels Corp	145,987
162	*	Isle of Capri Casinos, Inc	4,306
1,510	*	Las Vegas Sands Corp	135,115
300	*	Lodgian, Inc	4,080
200		Marcus Corp	5,116
3,640		Marriott International, Inc (Class A)	173,701
1,216	*	MGM Mirage	69,738
200	*	Monarch Casino & Resort, Inc	4,776
190	*	Morgans Hotel Group Co	3,217
200	*	Riviera Holdings Corp	4,832
2,333		Starwood Hotels & Resorts Worldwide, Inc	145,812
489		Station Casinos, Inc	39,937
303	*	Trump Entertainment Resorts, Inc	5,527
378	*	Vail Resorts, Inc	16,942
2,177	*	Wyndham Worldwide Corp	69,707
506		Wynn Resorts Ltd	47,488

		TOTAL HOTELS AND OTHER LODGING PLACES	970,865

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.17%
8,003		3M Co	$623,674
86		Aaon, Inc	2,260
282		Actuant Corp (Class A)	13,437
961	*	AGCO Corp	29,733
301		Albany International Corp (Class A)	9,906
1,937		American Standard Cos, Inc	88,811
14,799		Applied Materials, Inc	273,042
200	*	Astec Industries, Inc	7,020
140	*	ASV, Inc	2,278
800	*	Asyst Technologies, Inc	5,848
900	*	Axcelis Technologies, Inc	5,247
739		Black & Decker Corp	59,098
243		Black Box Corp	10,204
315	*	Blount International, Inc	4,240
547		Briggs & Stratton Corp	14,742
693	*	Brooks Automation, Inc	9,979
300		Bucyrus International, Inc (Class A)	15,528
339		Carlisle Cos, Inc	26,612
126		Cascade Corp	6,665
7,184		Caterpillar, Inc	440,595
638		CDW Corp	44,864
1,000	*	Cirrus Logic, Inc	6,880
196	*	Columbus McKinnon Corp	4,120
491		Cummins, Inc	58,026
500		Curtiss-Wright Corp	18,540
400	*	Cymer, Inc	17,580
2,452		Deere & Co	233,112
24,616	*	Dell, Inc	617,615
772		Diebold, Inc	35,975
818		Donaldson Co, Inc	28,393
2,253		Dover Corp	110,442
138	*	Dresser-Rand Group, Inc	3,377
318	*	Dril-Quip, Inc	12,453
1,646		Eaton Corp	123,680
630	*	Electronics for Imaging, Inc	16,745
23,616	*	EMC Corp	311,731
1,000	*	Emulex Corp	19,510
215	*	EnPro Industries, Inc	7,140
1,363	*	Entegris, Inc	14,748
1,016	*	Extreme Networks, Inc	4,257
584	*	Flowserve Corp	29,475
715	*	FMC Technologies, Inc	44,065
530	*	Gardner Denver, Inc	19,774
2,668	*	Gateway, Inc	5,363
106	*	Gehl Co	2,918
110,904	d	General Electric Co	4,126,738
512	*	Global Imaging Systems, Inc	11,238
254	*	Goodman Global, Inc	4,369
156		Gorman-Rupp Co	5,767
771		Graco, Inc	30,547
1,415	*	Grant Prideco, Inc	56,275
29,852		Hewlett-Packard Co	1,229,604
201	*	Hydril	15,113
533		IDEX Corp	25,270
515	*	Intermec, Inc	12,499
16,566		International Business Machines Corp	1,609,387
3,610		International Game Technology	166,782
278	*	Intevac, Inc	7,214
1,988		Jabil Circuit, Inc	48,805
1,373		Joy Global, Inc	66,371
85	*	Kadant, Inc	2,072
300		Kaydon Corp	11,922
458		Kennametal, Inc	26,953
348	*	Komag, Inc	13,182
400	*	Kulicke & Soffa Industries, Inc	3,360

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,500	*	Lam Research Corp	$75,930
111	*	LB Foster Co (Class A)	2,876
657		Lennox International, Inc	20,111
1,076	*	Lexmark International, Inc (Class A)	78,763
100		Lindsay Manufacturing Co	3,265
200		Lufkin Industries, Inc	11,616
696		Manitowoc Co, Inc	41,363
400	*	Micros Systems, Inc	21,080
47	*	Middleby Corp	4,920
500		Modine Manufacturing Co	12,515
66		Nacco Industries, Inc (Class A)	9,016
158	*	NATCO Group, Inc (Class A)	5,037
400	*	Netgear, Inc	10,500
100		NN, Inc	1,243
282		Nordson Corp	14,052
540	*	Oil States International, Inc	17,404
1,385		Pall Corp	47,852
888	*	Palm, Inc	12,512
1,231		Parker Hannifin Corp	94,639
448	*	Paxar Corp	10,331
300	*	ProQuest Co	3,135
1,916	*	Quantum Corp	4,445
301	*	Rackable Systems, Inc	9,322
200	*	RBC Bearings, Inc	5,732
78		Robbins & Myers, Inc	3,582
1,880		Rockwell Automation, Inc	114,830
1,316	*	Safeguard Scientifics, Inc	3,185
2,331	*	SanDisk Corp	100,303
200		Sauer-Danfoss, Inc	6,450
266	*	Scansource, Inc	8,086
702	*	Scientific Games Corp (Class A)	21,222
100	*	Semitool, Inc	1,331
240	*	Sigma Designs, Inc	6,108
2,320		Smith International, Inc	95,282
10,117	*	Solectron Corp	32,577
687		SPX Corp	42,017
100		Standex International Corp	3,013
884		Stanley Works	44,456
2,550	*	Symbol Technologies, Inc	38,097
139	*	Tecumseh Products Co (Class A)	2,349
200		Tennant Co	5,800
1,044	*	Terex Corp	67,422
918		Timken Co	26,787
514		Toro Co	23,968
138	*	TurboChef Technologies, Inc	2,349
200	*	Ultratech, Inc	2,496
678	*	VA Software Corp	3,410
1,402	*	Varian Medical Systems, Inc	66,693
423	*	VeriFone Holdings, Inc	14,974
303		Watsco, Inc	14,290
2,275	*	Western Digital Corp	46,547
371		Woodward Governor Co	14,732
762	*	Zebra Technologies Corp (Class A)	26,510

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	12,269,695

INSTRUMENTS AND RELATED PRODUCTS - 4.11%
186	*	Abaxis, Inc	3,581
400	*	Abiomed, Inc	5,640
746	*	Advanced Medical Optics, Inc	26,259
766	*	Affymetrix, Inc	17,664
4,527	*	Agilent Technologies, Inc	157,766
700	*	Align Technology, Inc	9,779
1,565		Allergan, Inc	187,393
728	*	American Medical Systems Holdings, Inc	13,483
87	*	American Science & Engineering, Inc	5,177
150		Analogic Corp	8,421

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

200	*	Anaren, Inc	$3,552
131	*	Angiodynamics, Inc	2,815
2,057		Applera Corp (Applied Biosystems Group)	75,471
94	*	Argon ST, Inc	2,025
365	*	Armor Holdings, Inc	20,020
272		Arrow International, Inc	9,623
300	*	Arthrocare Corp	11,976
200	*	Aspect Medical Systems, Inc	3,762
116		Badger Meter, Inc	3,213
1,132		Bard (C.R.), Inc	93,922
605		Bausch & Lomb, Inc	31,496
7,025		Baxter International, Inc	325,890
655		Beckman Coulter, Inc	39,169
2,591		Becton Dickinson & Co	181,759
2,577		Biomet, Inc	106,353
208	*	Bio-Rad Laboratories, Inc (Class A)	17,164
178	*	Biosite, Inc	8,695
13,141	*	Boston Scientific Corp	225,762
104	*	Bruker BioSciences Corp	781
362	*	Candela Corp	4,478
609	*	Cepheid, Inc	5,177
298	*	Cerus Corp	1,746
324	*	Coherent, Inc	10,229
200		Cohu, Inc	4,032
450	*	Conmed Corp	10,404
464		Cooper Cos, Inc	20,648
1,023	*	Credence Systems Corp	5,320
200	*	Cyberonics, Inc	4,128
2,592		Danaher Corp	187,764
100		Datascope Corp	3,644
1,794		Dentsply International, Inc	53,551
392	*	Depomed, Inc	1,352
284	*	Dionex Corp	16,106
190	*	DJ Orthopedics, Inc	8,136
378		DRS Technologies, Inc	19,913
3,037		Eastman Kodak Co	78,355
137		EDO Corp	3,252
270	*	ESCO Technologies, Inc	12,269
266	*	Esterline Technologies Corp	10,701
160	*	ev3, Inc	2,757
81	*	Excel Technology, Inc	2,073
177	*	FEI Co	4,667
768	*	Flir Systems, Inc	24,445
497	*	Formfactor, Inc	18,513
469	*	Fossil, Inc	10,590
145	*	Foxhollow Technologies, Inc	3,129
272	*	Haemonetics Corp	12,245
360	*	HealthTronics, Inc	2,398
219	*	Herley Industries, Inc	3,546
504	*	Hologic, Inc	23,829
111	*	ICU Medical, Inc	4,515
193	*	I-Flow Corp	2,885
200	*	II-VI, Inc	5,588
383	*	Illumina, Inc	15,056
900	*	Input/Output, Inc	12,267
159	*	Integra LifeSciences Holdings Corp	6,772
139	*	Intralase Corp	3,111
337	*	Intuitive Surgical, Inc	32,318
316		Invacare Corp	7,758
400	*	Ionatron, Inc	1,640
170	*	IRIS International, Inc	2,151
304	*	Itron, Inc	15,759
345	*	Ixia	3,312
31,612		Johnson & Johnson	2,087,024
66	*	Kensey Nash Corp	2,099
2,062		Kla-Tencor Corp	102,585
731	*	Kopin Corp	2,610

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

479	*	Kyphon, Inc	$19,352
887	*	L-1 Identity Solutions, Inc	13,420
522	*	LTX Corp	2,923
114	*	Measurement Specialties, Inc	2,467
98	*	Medical Action Industries, Inc	3,160
12,932		Medtronic, Inc	691,991
409		Mentor Corp	19,988
187	*	Merit Medical Systems, Inc	2,962
471	*	Mettler-Toledo International, Inc	37,138
550	*	Millipore Corp	36,630
300		Mine Safety Appliances Co	10,995
429	*	MKS Instruments, Inc	9,687
180	*	Molecular Devices Corp	3,793
200		Movado Group, Inc	5,800
221		MTS Systems Corp	8,535
650		National Instruments Corp	17,706
200	*	Natus Medical, Inc	3,322
100	*	Neurometrix, Inc	1,491
407	*	Newport Corp	8,527
360	*	NuVasive, Inc	8,316
200		Oakley, Inc	4,012
42	*	OYO Geospace Corp	2,440
200	*	Palomar Medical Technologies, Inc	10,134
1,291		PerkinElmer, Inc	28,699
200	*	Photon Dynamics, Inc	2,338
2,370		Pitney Bowes, Inc	109,470
306		PolyMedica Corp	12,365
828	*	Resmed, Inc	40,754
764	*	Respironics, Inc	28,841
1,760		Rockwell Collins, Inc	111,390
162	*	Rofin-Sinar Technologies, Inc	9,795
988		Roper Industries, Inc	49,637
351	*	Rudolph Technologies, Inc	5,588
561	*	Sirf Technology Holdings, Inc	14,317
182		Sirona Dental Systems, Inc	7,009
326	*	Sonic Solutions, Inc	5,314
150	*	SonoSite, Inc	4,640
330	*	Spectranetics Corp	3,726
3,840	*	St. Jude Medical, Inc	140,390
800		STERIS Corp	20,136
3,186		Stryker Corp	175,580
376	*	Symmetry Medical, Inc	5,200
450	*	Techne Corp	24,952
993		Tektronix, Inc	28,966
385	*	Teledyne Technologies, Inc	15,450
2,014	*	Teradyne, Inc	30,129
4,410	*	Thermo Electron Corp	199,729
800	*	ThermoGenesis Corp	3,448
483	*	Thoratec Corp	8,491
594	*	Trimble Navigation Ltd	30,134
100		United Industrial Corp	5,075
396	*	Varian, Inc	17,737
262	*	Veeco Instruments, Inc	4,907
328	*	Ventana Medical Systems, Inc	14,114
404	*	Viasys Healthcare, Inc	11,239
200	*	Vital Images, Inc	6,960
61		Vital Signs, Inc	3,045
1,078	*	Waters Corp	52,790
282	*	Wright Medical Group, Inc	6,565
9,840	*	Xerox Corp	166,788
300		X-Rite, Inc	3,690
43		Young Innovations, Inc	1,432
2,600	*	Zimmer Holdings, Inc	203,788
100	*	Zoll Medical Corp	5,824

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

198	*	Zygo Corp	$3,257

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,023,946

INSURANCE AGENTS, BROKERS AND SERVICE - 0.42%
3,460		AON Corp	122,276
1,188		Brown & Brown, Inc	33,513
200		Clark, Inc	3,326
245		Crawford & Co (Class B)	1,789
1,000		Gallagher (Arthur J.) & Co	29,550
3,216		Hartford Financial Services Group, Inc	300,085
394		Hilb Rogal & Hobbs Co	16,595
97		James River Group, Inc	3,135
5,936		Marsh & McLennan Cos, Inc	181,998
378		National Financial Partners Corp	16,621
600	*	USI Holdings Corp	9,216

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	718,104

INSURANCE CARRIERS - 4.50%
300		21st Century Insurance Group	5,295
5,668		Aetna, Inc	244,744
5,225		Aflac, Inc	240,350
321		Alfa Corp	6,038
53	*	Alleghany Corp	19,271
6,713		Allstate Corp	437,083
1,149		Ambac Financial Group, Inc	102,341
400		American Equity Investment Life Holding Co	5,212
928		American Financial Group, Inc	33,324
23,563		American International Group, Inc	1,688,525
143		American National Insurance Co	16,318
130	*	American Physicians Capital, Inc	5,205
539	*	AMERIGROUP Corp	19,345
400	*	Argonaut Group, Inc	13,944
1,403		Assurant, Inc	77,516
125		Baldwin & Lyons, Inc (Class B)	3,193
161		Bristol West Holdings, Inc	2,549
444	*	Centene Corp	10,909
4,414		Chubb Corp	233,545
1,593		Cincinnati Financial Corp	72,179
303	*	CNA Financial Corp	12,217
100	*	CNA Surety Corp	2,150
556		Commerce Group, Inc	16,541
1,557	*	Conseco, Inc	31,109
394		Delphi Financial Group, Inc (Class A)	15,941
168		Direct General Corp	3,468
143		Donegal Group, Inc (Class A)	2,801
583		Erie Indemnity Co (Class A)	33,802
79		FBL Financial Group, Inc (Class A)	3,087
2,291		Fidelity National Title Group, Inc (Class A)	54,709
180	*	First Acceptance Corp	1,930
914		First American Corp	37,182
210	*	Fpic Insurance Group, Inc	8,184
4,777		Genworth Financial, Inc (Class A)	163,421
68		Great American Financial Resources, Inc	1,567
600		Hanover Insurance Group, Inc	29,280
206		Harleysville Group, Inc	7,173
1,158		HCC Insurance Holdings, Inc	37,160
1,175	*	Health Net, Inc	57,176
276	*	HealthExtras, Inc	6,652
320	*	Healthspring, Inc	6,512
467		Horace Mann Educators Corp	9,433
1,774	*	Humana, Inc	98,120
205		Infinity Property & Casualty Corp	9,920
77		Kansas City Life Insurance Co	3,856
200		LandAmerica Financial Group, Inc	12,622
1,742		Leucadia National Corp	49,124
3,060		Lincoln National Corp	203,184

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,743		Loews Corp	$196,692
104	*	Markel Corp	49,930
1,466		MBIA, Inc	107,106
288		Mercury General Corp	15,186
4,792		Metlife, Inc	282,776
852		MGIC Investment Corp	53,284
70		Midland Co	2,937
110	*	Molina Healthcare, Inc	3,576
173		National Interstate Corp	4,204
19		National Western Life Insurance Co (Class A)	4,373
590		Nationwide Financial Services, Inc (Class A)	31,978
117	*	Navigators Group, Inc	5,637
154		Odyssey Re Holdings Corp	5,744
652		Ohio Casualty Corp	19,436
2,437		Old Republic International Corp	56,733
609	*	Philadelphia Consolidated Holding Co	27,137
1,122		Phoenix Cos, Inc	17,829
400	*	PMA Capital Corp (Class A)	3,688
973		PMI Group, Inc	45,896
200		Presidential Life Corp	4,390
2,994		Principal Financial Group	175,748
338	*	ProAssurance Corp	16,873
8,315		Progressive Corp	201,389
737		Protective Life Corp	35,008
5,253		Prudential Financial, Inc	451,023
910		Radian Group, Inc	49,058
310		Reinsurance Group Of America, Inc	17,267
200		RLI Corp	11,284
1,297		Safeco Corp	81,127
200		Safety Insurance Group, Inc	10,142
109	*	SCPIE Holdings, Inc	2,849
169	*	SeaBright Insurance Holdings, Inc	3,044
328		Selective Insurance Group, Inc	18,791
7,361		St. Paul Travelers Cos, Inc	395,212
648		Stancorp Financial Group, Inc	29,192
200		State Auto Financial Corp	6,946
200		Stewart Information Services Corp	8,672
1,092		Torchmark Corp	69,626
176		Tower Group, Inc	5,468
212		Transatlantic Holdings, Inc	13,165
173	*	Triad Guaranty, Inc	9,493
234		United Fire & Casualty Co	8,249
14,354		UnitedHealth Group, Inc	771,240
500		Unitrin, Inc	25,055
417	*	Universal American Financial Corp	7,773
3,532		UnumProvident Corp	73,395
1,705		W.R. Berkley Corp	58,840
356	*	WellCare Health Plans, Inc	24,528
20		Wesco Financial Corp	9,200
401		Zenith National Insurance Corp	18,811

		TOTAL INSURANCE CARRIERS	7,702,207

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
610	*	Corrections Corp of America	27,590
150	*	Geo Group, Inc	5,628

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	33,218

LEATHER AND LEATHER PRODUCTS - 0.14%
4,088	*	Coach, Inc	175,620
200	*	CROCS, Inc	8,640
200	*	Genesco, Inc	7,460
385	*	Iconix Brand Group, Inc	7,465
150		Steven Madden Ltd	5,264
558	*	Timberland Co (Class A)	17,622
60		Weyco Group, Inc	1,491

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

600		Wolverine World Wide, Inc	$17,112

		TOTAL LEATHER AND LEATHER PRODUCTS	240,674

LEGAL SERVICES - 0.01%
452	*	FTI Consulting, Inc	12,606
154	*	Pre-Paid Legal Services, Inc	6,026

		TOTAL LEGAL SERVICES	18,632

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.01%
804		Laidlaw International, Inc	24,466

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	24,466

LUMBER AND WOOD PRODUCTS - 0.03%
80		American Woodmark Corp	3,348
749	*	Champion Enterprises, Inc	7,011
100		Deltic Timber Corp	5,578
1,157		Louisiana-Pacific Corp	24,910
100		Skyline Corp	4,022
200		Universal Forest Products, Inc	9,324

		TOTAL LUMBER AND WOOD PRODUCTS	54,193

METAL MINING - 0.39%
348		Cleveland-Cliffs, Inc	16,857
3,160	*	Coeur d’Alene Mines Corp	15,642
496		Foundation Coal Holdings, Inc	15,753
2,049		Freeport-McMoRan Copper & Gold, Inc (Class B)	114,191
1,552	*	Hecla Mining Co	11,888
4,444		Newmont Mining Corp	200,647
2,198		Phelps Dodge Corp	263,144
607	*	Rosetta Resources, Inc	11,333
168		Royal Gold, Inc	6,045
345	*	Stillwater Mining Co	4,309

		TOTAL METAL MINING	659,809

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.22%
300		Blyth, Inc	6,225
806		Callaway Golf Co	11,614
423		Daktronics, Inc	15,587
1,494		Fortune Brands, Inc	127,573
1,875		Hasbro, Inc	51,094
211	*	Jakks Pacific, Inc	4,608
506	*	K2, Inc	6,674
4,259		Mattel, Inc	96,509
275		Nautilus, Inc	3,850
538	*	Progressive Gaming International Corp	4,880
191	*	RC2 Corp	8,404
100	*	Russ Berrie & Co, Inc	1,545
393	*	Shuffle Master, Inc	10,297
100	*	Steinway Musical Instruments, Inc	3,105
529		Yankee Candle Co, Inc	18,134

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	370,099

MISCELLANEOUS RETAIL - 1.19%
198	*	1-800-FLOWERS.COM, Inc (Class A)	1,220
110	*	AC Moore Arts & Crafts, Inc	2,384
3,395	*	Amazon.com, Inc	133,967
565		Barnes & Noble, Inc	22,436
4,277		Best Buy Co, Inc	210,386
334		Big 5 Sporting Goods Corp	8,156
158	*	Blue Nile, Inc	5,829
155		Books-A-Million, Inc	3,515

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

792		Borders Group, Inc	$17,701
200	*	Build-A-Bear Workshop, Inc	5,604
400		Cash America International, Inc	18,760
558	*	CKX, Inc	6,545
557	*	Coldwater Creek, Inc	13,658
8,712		CVS Corp	269,288
137	*	dELiA*s, Inc	1,437
368	*	Dick’s Sporting Goods, Inc	18,028
1,155	*	Dollar Tree Stores, Inc	34,765
1,133	*	Drugstore.com, Inc	4,147
393	*	Ezcorp, Inc (Class A)	6,386
324	*	GSI Commerce, Inc	6,075
373	*	Hibbett Sporting Goods, Inc	11,388
300		Longs Drug Stores Corp	12,714
391		MSC Industrial Direct Co (Class A)	15,308
333	*	Nutri/System, Inc	21,109
3,040	*	Office Depot, Inc	116,037
769		OfficeMax, Inc	38,181
93	*	Overstock.com, Inc	1,469
1,575		Petsmart, Inc	45,454
254	*	Priceline.com, Inc	11,077
5,731	*	Rite Aid Corp	31,177
854	*	Sears Holdings Corp	143,412
192	*	Stamps.com, Inc	3,024
7,722		Staples, Inc	206,177
1,527		Tiffany & Co	59,919
180	*	Valuevision International, Inc (Class A)	2,365
10,791		Walgreen Co	495,199
362		World Fuel Services Corp	16,095
490	*	Zale Corp	13,823
100	*	Zumiez, Inc	2,954

		TOTAL MISCELLANEOUS RETAIL	2,037,169

MOTION PICTURES - 1.51%
466	*	Avid Technology, Inc	17,363
1,979	*	Blockbuster, Inc (Class A)	10,469
100		Carmike Cinemas, Inc	2,039
7,121		CBS Corp (Class B)	222,033
949	*	Denny’s Corp	4,470
3,011	*	Discovery Holding Co (Class A)	48,447
428	*	DreamWorks Animation SKG, Inc (Class A)	12,622
171	*	Gaiam, Inc (Class A)	2,339
524	*	Macrovision Corp	14,808
24,566		News Corp (Class A)	527,678
687		Regal Entertainment Group (Class A)	14,647
1,240	*	Time Warner Telecom, Inc (Class A)	24,713
42,487		Time Warner, Inc	925,367
22,208		Walt Disney Co	761,068

		TOTAL MOTION PICTURES	2,588,063

NONDEPOSITORY INSTITUTIONS - 1.78%
200	*	Accredited Home Lenders Holding Co	5,456
700		Advance America Cash Advance Centers, Inc	10,255
199		Advanta Corp (Class B)	8,682
1,546		American Capital Strategies Ltd	71,518
11,571		American Express Co	702,013
1,465	*	AmeriCredit Corp	36,874
410		Ares Capital Corp	7,835
111		Asta Funding, Inc	3,379
4,272		Capital One Financial Corp	328,175
964		CapitalSource, Inc	26,327
555		CharterMac	11,916
2,151		CIT Group, Inc	119,961
218	*	CompuCredit Corp	8,679
6,478		Countrywide Financial Corp	274,991
103	*	Credit Acceptance Corp	3,433

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

859	*	Doral Financial Corp	$2,465
10,354		Fannie Mae	614,924
160		Federal Agricultural Mortgage Corp (Class C)	4,341
274		Financial Federal Corp	8,058
250	*	First Cash Financial Services, Inc	6,467
496		First Marblehead Corp	27,106
7,328		Freddie Mac	497,571
499	*	INVESTools, Inc	6,881
505		MCG Capital Corp	10,262
200	*	Nelnet, Inc (Class A)	5,472
300		NGP Capital Resources Co	5,025
300	*	Ocwen Financial Corp	4,758
4,371		SLM Corp	213,174
42		Student Loan Corp	8,707
200		Technology Investment Capital Corp	3,228
109	*	United PanAm Financial Corp	1,500
199	*	World Acceptance Corp	9,343

		TOTAL NONDEPOSITORY INSTITUTIONS	3,048,776

NONMETALLIC MINERALS, EXCEPT FUELS - 0.08%
200		AMCOL International Corp	5,548
350		Compass Minerals International, Inc	11,046
495		Florida Rock Industries, Inc	21,310
1,088		Vulcan Materials Co	97,778

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	135,682

OIL AND GAS EXTRACTION - 1.65%
4,889		Anadarko Petroleum Corp	212,769
117	*	Arena Resources, Inc	4,997
252	*	Atlas America, Inc	12,844
191	*	ATP Oil & Gas Corp	7,558
282	*	Atwood Oceanics, Inc	13,810
727	*	Aurora Oil & Gas Corp	2,334
3,583		Baker Hughes, Inc	267,507
130	*	Basic Energy Services, Inc	3,204
400		Berry Petroleum Co (Class A)	12,404
310	*	Bill Barrett Corp	8,435
3,222		BJ Services Co	94,469
184	*	Bois d’Arc Energy, Inc	2,692
400	*	Brigham Exploration Co	2,924
200	*	Bronco Drilling Co, Inc	3,438
230	*	Callon Petroleum Co	3,457
1,292	*	Cameron International Corp	68,541
202	*	Carrizo Oil & Gas, Inc	5,862
564	*	Cheniere Energy, Inc	16,283
4,247		Chesapeake Energy Corp	123,375
900		Cimarex Energy Co	32,850
100	*	Clayton Williams Energy, Inc	3,631
303	*	CNX Gas Corp	7,726
284	*	Complete Production Services, Inc	6,021
432	*	Comstock Resources, Inc	13,418
80	*	Dawson Geophysical Co	2,914
399		Delta & Pine Land Co	16,140
500	*	Delta Petroleum Corp	11,580
1,296	*	Denbury Resources, Inc	36,016
630		Diamond Offshore Drilling, Inc	50,362
300	*	Edge Petroleum Corp	5,472
520	*	Encore Acquisition Co	12,756
464	*	Energy Partners Ltd	11,331
1,653		ENSCO International, Inc	82,749
1,290		Equitable Resources, Inc	53,857
420	*	EXCO Resources, Inc	7,102
311	*	Exploration Co of Delaware, Inc	4,149
559	*	Forest Oil Corp	18,268
1,187	*	Gasco Energy, Inc	2,908

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

900	*	Global Industries Ltd	$11,736
87	*	GMX Resources, Inc	3,088
111	*	Goodrich Petroleum Corp	4,016
2,200	*	Grey Wolf, Inc	15,092
11,032		Halliburton Co	342,544
1,111	*	Hanover Compressor Co	20,987
318	*	Harvest Natural Resources, Inc	3,380
992	*	Helix Energy Solutions Group, Inc	31,119
1,072		Helmerich & Payne, Inc	26,232
200	*	Hercules Offshore, Inc	5,780
291	*	Houston Exploration Co	15,068
793	*	Mariner Energy, Inc	15,543
254	*	McMoRan Exploration Co	3,612
910	*	Meridian Resource Corp	2,812
173	*	Metretek Technologies, Inc	2,131
1,814	*	National Oilwell Varco, Inc	110,980
1,000	*	Newpark Resources, Inc	7,210
548	*	Oceaneering International, Inc	21,756
522	*	Parallel Petroleum Corp	9,172
1,200	*	Parker Drilling Co	9,804
1,800		Patterson-UTI Energy, Inc	41,814
1,557	*	PetroHawk Energy Corp	17,905
165	*	Petroleum Development Corp	7,103
435	*	Petroquest Energy, Inc	5,542
452	*	Pioneer Drilling Co	6,003
1,444		Pioneer Natural Resources Co	57,312
819	*	Plains Exploration & Production Co	38,927
564		Pogo Producing Co	27,320
1,760	*	Pride International, Inc	52,818
209	*	Quest Resource Corp	2,111
679	*	Quicksilver Resources, Inc	24,845
1,430		Range Resources Corp	39,268
1,179		Rowan Cos, Inc	39,143
337		RPC, Inc	5,689
245	*	SEACOR Holdings, Inc	24,289
1,884	*	Southwestern Energy Co	66,034
600		St. Mary Land & Exploration Co	22,104
296	*	Stone Energy Corp	10,464
373	*	Sulphco, Inc	1,761
868	*	Superior Energy Services	28,366
70	*	Superior Well Services, Inc	1,789
270	*	Swift Energy Co	12,099
391	*	Syntroleum Corp	1,353
810	*	Tetra Technologies, Inc	20,720
565		Tidewater, Inc	27,323
672	*	Todco	22,962
248	*	Toreador Resources Corp	6,391
754	*	Transmeridian Exploration, Inc	2,601
127	*	Trico Marine Services, Inc	4,865
300	*	Union Drilling, Inc	4,224
486	*	Unit Corp	23,547
621	*	Vaalco Energy, Inc	4,192
350	*	Veritas DGC, Inc	29,970
136		W&T Offshore, Inc	4,178
580	*	Warren Resources, Inc	6,798
347	*	W-H Energy Services, Inc	16,895
413	*	Whiting Petroleum Corp	19,246
3,962		XTO Energy, Inc	186,412

		TOTAL OIL AND GAS EXTRACTION	2,822,598

PAPER AND ALLIED PRODUCTS - 0.51%
1,090		Bemis Co	37,038
591		Bowater, Inc	13,298
600	*	Buckeye Technologies, Inc	7,188
200	*	Caraustar Industries, Inc	1,618

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

676	*	Cenveo, Inc	$14,331
151		Chesapeake Corp	2,570
397		Glatfelter	6,154
556	*	Graphic Packaging Corp	2,407
166		Greif, Inc (Class A)	19,654
5,092		International Paper Co	173,637
4,901		Kimberly-Clark Corp	333,023
679		Longview Fibre Co	14,904
1,952		MeadWestvaco Corp	58,677
500	*	Mercer International, Inc	5,935
162		Neenah Paper, Inc	5,722
886		Packaging Corp of America	19,581
424	*	Playtex Products, Inc	6,101
390		Rock-Tenn Co (Class A)	10,573
136		Schweitzer-Mauduit International, Inc	3,543
2,686	*	Smurfit-Stone Container Corp	28,364
1,093		Sonoco Products Co	41,600
1,238		Temple-Inland, Inc	56,985
334		Wausau Paper Corp	5,007

		TOTAL PAPER AND ALLIED PRODUCTS	867,910

PERSONAL SERVICES - 0.15%
1,456		Cintas Corp	57,818
300		Coinmach Service Corp (Class A)	3,570
300	*	Coinstar, Inc	9,171
187		G & K Services, Inc (Class A)	7,272
3,572		H&R Block, Inc	82,299
300		Jackson Hewitt Tax Service, Inc	10,191
542		Regis Corp	21,431
887	*	Sally Beauty Holdings, Inc	6,919
3,415		Service Corp International	35,004
100		Unifirst Corp	3,841
450		Weight Watchers International, Inc	23,638

		TOTAL PERSONAL SERVICES	261,154

PETROLEUM AND COAL PRODUCTS - 6.16%
200		Alon USA Energy, Inc	5,262
3,492		Apache Corp	232,253
692		Ashland, Inc	47,873
525		Cabot Oil & Gas Corp	31,841
23,613		Chevron Corp	1,736,264
17,656		ConocoPhillips	1,270,349
4,685		Devon Energy Corp	314,270
200		ElkCorp	8,218
2,539		EOG Resources, Inc	158,561
64,620		Exxon Mobil Corp	4,951,831
1,200		Frontier Oil Corp	34,488
150	*	Giant Industries, Inc	11,242
474	*	Headwaters, Inc	11,357
2,633		Hess Corp	130,518
524		Holly Corp	26,934
3,869		Marathon Oil Corp	357,882
2,029		Murphy Oil Corp	103,175
1,371	*	Newfield Exploration Co	62,997
1,948		Noble Energy, Inc	95,588
9,118		Occidental Petroleum Corp	445,232
1,474		Sunoco, Inc	91,919
747		Tesoro Corp	49,130
6,594		Valero Energy Corp	337,349
174		WD-40 Co	6,067
170		Western Refining, Inc	4,328

		TOTAL PETROLEUM AND COAL PRODUCTS	10,524,928

PRIMARY METAL INDUSTRIES - 0.87%
1,400	*	AK Steel Holding Corp	23,660
9,266		Alcoa, Inc	278,073

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,122		Allegheny Technologies, Inc	$101,743
400		Belden CDT, Inc	15,636
300	*	Brush Engineered Materials, Inc	10,131
260		Carpenter Technology Corp	26,655
256	*	Century Aluminum Co	11,430
482		Chaparral Steel Co	21,338
572	*	CommScope, Inc	17,435
16,645	*	Corning, Inc	311,428
255		Encore Wire Corp	5,613
490	*	General Cable Corp	21,418
250		Gibraltar Industries, Inc	5,877
649		Hubbell, Inc (Class B)	29,341
355	*	Lone Star Technologies, Inc	17,186
337		Matthews International Corp (Class A)	13,261
372		Mueller Industries, Inc	11,792
3,327		Nucor Corp	181,854
89		Olympic Steel, Inc	1,978
422	*	Oregon Steel Mills, Inc	26,337
1,471		Precision Castparts Corp	115,150
450		Quanex Corp	15,565
240	*	RTI International Metals, Inc	18,773
281		Schnitzer Steel Industries, Inc (Class A)	11,156
1,060		Steel Dynamics, Inc	34,397
200		Steel Technologies, Inc	3,510
179	*	Superior Essex, Inc	5,952
241		Texas Industries, Inc	15,479
807	*	Titanium Metals Corp	23,815
314		Tredegar Corp	7,099
1,205		United States Steel Corp	88,134
200	*	Wheeling-Pittsburgh Corp	3,746
735		Worthington Industries, Inc	13,024

		TOTAL PRIMARY METAL INDUSTRIES	1,487,986

PRINTING AND PUBLISHING - 0.61%
464	*	ACCO Brands Corp	12,282
600		American Greetings Corp (Class A)	14,322
230		Banta Corp	8,372
946		Belo (A.H.) Corp (Class A)	17,378
300		Bowne & Co, Inc	4,782
100	*	Consolidated Graphics, Inc	5,907
73		Courier Corp	2,845
46		CSS Industries, Inc	1,627
594		Dow Jones & Co, Inc	22,572
621	*	Dun & Bradstreet Corp	51,413
269		Ennis, Inc	6,580
861		EW Scripps Co (Class A)	42,998
2,487		Gannett Co, Inc	150,364
700		Harte-Hanks, Inc	19,397
268		John H Harland Co	13,454
600		John Wiley & Sons, Inc (Class A)	23,082
474		Journal Communications, Inc (Class A)	5,977
446		Journal Register Co	3,256
478		Lee Enterprises, Inc	14,847
239		Martha Stewart Living Omnimedia, Inc (Class A)	5,234
571		McClatchy Co (Class A)	24,724
3,827		McGraw-Hill Cos, Inc	260,313
232		Media General, Inc (Class A)	8,623
387		Meredith Corp	21,807
1,452		New York Times Co (Class A)	35,371
100	*	Playboy Enterprises, Inc (Class B)	1,146
300	*	Presstek, Inc	1,908
1,202	*	Primedia, Inc	2,031
645		R.H. Donnelley Corp	40,461
2,310		R.R. Donnelley & Sons Co	82,097
973		Reader’s Digest Association, Inc	16,249

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

100		Schawk, Inc	$1,954
300	*	Scholastic Corp	10,752
235		Standard Register Co	2,820
621	*	Sun-Times Media Group, Inc (Class A)	3,049
1,959		Tribune Co	60,298
554	*	Valassis Communications, Inc	8,033
57		Washington Post Co (Class B)	42,499

		TOTAL PRINTING AND PUBLISHING	1,050,824

RAILROAD TRANSPORTATION - 0.58%
3,895		Burlington Northern Santa Fe Corp	287,490
4,722		CSX Corp	162,578
342		Florida East Coast Industries	20,383
369	*	Genesee & Wyoming, Inc (Class A)	9,683
850	*	Kansas City Southern Industries, Inc	24,633
4,411		Norfolk Southern Corp	221,829
2,826		Union Pacific Corp	260,049

		TOTAL RAILROAD TRANSPORTATION	986,645

REAL ESTATE - 0.12%
82		California Coastal Communities, Inc	1,759
2,010	*	CB Richard Ellis Group, Inc (Class A)	66,732
59		Consolidated-Tomoka Land Co	4,272
760		Forest City Enterprises, Inc (Class A)	44,384
389		Jones Lang LaSalle, Inc	35,854
803		St. Joe Co	43,017
1,142		Stewart Enterprises, Inc (Class A)	7,137

		TOTAL REAL ESTATE	203,155

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.17%
78	*	AEP Industries, Inc	4,158
600		Cooper Tire & Rubber Co	8,580
100	*	Deckers Outdoor Corp	5,995
1,761	*	Goodyear Tire & Rubber Co	36,963
626	*	Jarden Corp	21,779
3,056		Newell Rubbermaid, Inc	88,471
115		PW Eagle, Inc	3,968
353		Schulman (A.), Inc	7,854
891		Sealed Air Corp	57,844
110	*	Skechers U.S.A., Inc (Class A)	3,664
267		Spartech Corp	7,001
200		Titan International, Inc	4,030
122	*	Trex Co, Inc	2,793
661		Tupperware Corp	14,945
331		West Pharmaceutical Services, Inc	16,957

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	285,002

SECURITY AND COMMODITY BROKERS - 3.12%
850		A.G. Edwards, Inc	53,796
2,353		Ameriprise Financial, Inc	128,238
1,313		Bear Stearns Cos, Inc	213,730
215		BlackRock, Inc	32,659
200		Calamos Asset Management, Inc (Class A)	5,366
575	*	Cbot Holdings, Inc (Class A)	87,095
11,123		Charles Schwab Corp	215,119
377		Chicago Mercantile Exchange Holdings, Inc	192,176
144		Cohen & Steers, Inc	5,784
4,641	*	E*Trade Financial Corp	104,051
1,207		Eaton Vance Corp	39,843
943		Federated Investors, Inc (Class B)	31,855
1,756		Franklin Resources, Inc	193,458
69		GAMCO Investors, Inc (Class A)	2,654
100	*	GFI Group, Inc	6,226
4,066		Goldman Sachs Group, Inc	810,557
191		Greenhill & Co, Inc	14,096
500	*	IntercontinentalExchange, Inc	53,950

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

416		International Securities Exchange, Inc	$19,465
452	*	Investment Technology Group, Inc	19,382
2,426		Janus Capital Group, Inc	52,377
1,289		Jefferies Group, Inc	34,571
1,234	*	Knight Capital Group, Inc (Class A)	23,656
600	*	LaBranche & Co, Inc	5,898
1,387		Legg Mason, Inc	131,834
5,665		Lehman Brothers Holdings, Inc	442,550
239	*	MarketAxess Holdings, Inc	3,243
9,869		Merrill Lynch & Co, Inc	918,804
11,452		Morgan Stanley	932,536
154	*	Morningstar, Inc	6,938
1,026	*	Nasdaq Stock Market, Inc	31,591
861		Nuveen Investments, Inc (Class A)	44,669
1,695	*	NYSE Group, Inc	164,754
300		optionsXpress Holdings, Inc	6,807
190	*	Piper Jaffray Cos	12,378
970		Raymond James Financial, Inc	29,401
680		SEI Investments Co	40,501
100	*	Stifel Financial Corp	3,923
121		SWS Group, Inc	4,320
2,894		T Rowe Price Group, Inc	126,670
3,306		TD Ameritrade Holding Corp	53,491
200	*	Thomas Weisel Partners Group, Inc	4,220
877		Waddell & Reed Financial, Inc (Class A)	23,995

		TOTAL SECURITY AND COMMODITY BROKERS	5,328,627

SOCIAL SERVICES - 0.01%
250	*	Bright Horizons Family Solutions, Inc	9,665
236	*	Capital Senior Living Corp	2,511
97	*	Providence Service Corp	2,437
319	*	Res-Care, Inc	5,790

		TOTAL SOCIAL SERVICES	20,403

SPECIAL TRADE CONTRACTORS - 0.06%
100		Alico, Inc	5,063
266		Chemed Corp	9,837
409		Comfort Systems USA, Inc	5,170
596	*	Dycom Industries, Inc	12,587
372	*	EMCOR Group, Inc	21,148
400	*	Insituform Technologies, Inc (Class A)	10,344
167	*	Integrated Electrical Services, Inc	2,971
120	*	Layne Christensen Co	3,940
1,376	*	Quanta Services, Inc	27,066

		TOTAL SPECIAL TRADE CONTRACTORS	98,126

STONE, CLAY, AND GLASS PRODUCTS - 0.12%
311		Apogee Enterprises, Inc	6,005
280	*	Cabot Microelectronics Corp	9,503
202		CARBO Ceramics, Inc	7,549
582		Eagle Materials, Inc	25,160
1,800		Gentex Corp	28,008
483		Martin Marietta Materials, Inc	50,189
1,609	*	Owens-Illinois, Inc	29,686
363	*	US Concrete, Inc	2,585
720	*	USG Corp	39,456

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	198,141

TEXTILE MILL PRODUCTS - 0.01%
200		Oxford Industries, Inc	9,930
300		Xerium Technologies, Inc	2,937

		TOTAL TEXTILE MILL PRODUCTS	12,867

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

TOBACCO PRODUCTS - 1.30%
22,317		Altria Group, Inc	$1,915,245
1,015		Loews Corp (Carolina Group)	65,691
1,816		Reynolds American, Inc	118,894
341		Universal Corp	16,712
1,657		UST, Inc	96,437
266		Vector Group Ltd	4,722

		TOTAL TOBACCO PRODUCTS	2,217,701

TRANSPORTATION BY AIR - 0.47%
608	*	ABX Air, Inc	4,213
114	*	Air Methods Corp	3,183
995	*	Airtran Holdings, Inc	11,681
458	*	Alaska Air Group, Inc	18,091
2,294	*	AMR Corp	69,348
218	*	Atlas Air Worldwide Holdings, Inc	9,701
281	*	Bristow Group, Inc	10,141
920	*	Continental Airlines, Inc (Class B)	37,950
356	*	EGL, Inc	10,602
622	*	ExpressJet Holdings, Inc	5,038
3,236		FedEx Corp	351,494
550	*	Frontier Airlines Holdings, Inc	4,070
1,884	*	JetBlue Airways Corp	26,753
200	*	Mesa Air Group, Inc	1,714
149	*	PHI, Inc	4,877
300	*	Republic Airways Holdings, Inc	5,034
692		Skywest, Inc	17,653
8,410		Southwest Airlines Co	128,841
1,065	*	UAL Corp	46,860
661	*	US Airways Group, Inc	35,595

		TOTAL TRANSPORTATION BY AIR	802,839

TRANSPORTATION EQUIPMENT - 2.49%
223		A.O. Smith Corp	8,376
335	*	AAR Corp	9,779
300	*	Accuride Corp	3,378
148	*	Aftermarket Technology Corp	3,149
449		American Axle & Manufacturing Holdings, Inc	8,527
90		American Railcar Industries, Inc	3,064
200		Arctic Cat, Inc	3,518
738		ArvinMeritor, Inc	13,454
939		Autoliv, Inc	56,622
761	*	BE Aerospace, Inc	19,542
8,498		Boeing Co	754,962
975		Brunswick Corp	31,103
540		Clarcor, Inc	18,257
520		Federal Signal Corp	8,341
570	*	Fleetwood Enterprises, Inc	4,509
19,288	*	Ford Motor Co	144,853
100		Freightcar America, Inc	5,545
119	*	Fuel Systems Solutions, Inc	2,628
575	*	GenCorp, Inc	8,061
4,306		General Dynamics Corp	320,151
5,100		General Motors Corp	156,672
111	*	GenTek, Inc	3,839
1,778		Genuine Parts Co	84,331
1,292		Goodrich Corp	58,851
110		Greenbrier Cos, Inc	3,300
300		Group 1 Automotive, Inc	15,516
2,922		Harley-Davidson, Inc	205,913
468		Harsco Corp	35,615
225		Heico Corp	8,737
1,950		ITT Industries, Inc	110,799
200	*	K&F Industries Holdings, Inc	4,542
200		Kaman Corp	4,478

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,884		Lockheed Martin Corp	$357,600
220		Monaco Coach Corp	3,115
300	*	Navistar International Corp	10,029
3,639		Northrop Grumman Corp	246,360
485	*	Orbital Sciences Corp	8,943
768		Oshkosh Truck Corp	37,187
2,690		Paccar, Inc	174,581
1,642	*	Pactiv Corp	58,603
457		Polaris Industries, Inc	21,401
4,755		Raytheon Co	251,064
89	*	Sequa Corp (Class A)	10,240
500	*	Spirit Aerosystems Holdings, Inc (Class A)	16,735
200		Superior Industries International, Inc	3,854
547	*	Tenneco, Inc	13,522
1,413		Textron, Inc	132,497
400		Thor Industries, Inc	17,596
122	*	TransDigm Group, Inc	3,234
804		Trinity Industries, Inc	28,301
229		Triumph Group, Inc	12,006
456	*	TRW Automotive Holdings Corp	11,797
10,797		United Technologies Corp	675,028
1,603	*	Visteon Corp	13,593
270		Wabash National Corp	4,077
492		Westinghouse Air Brake Technologies Corp	14,947
353		Winnebago Industries, Inc	11,617

		TOTAL TRANSPORTATION EQUIPMENT	4,258,339

TRANSPORTATION SERVICES - 0.18%
184		Ambassadors Group, Inc	5,584
1,891		CH Robinson Worldwide, Inc	77,323
121	*	Dynamex, Inc	2,827
2,282		Expeditors International Washington, Inc	92,421
538		GATX Corp	23,311
700	*	Hertz Global Holdings, Inc	12,173
500	*	HUB Group, Inc (Class A)	13,775
711	*	Lear Corp	20,996
400		Pacer International, Inc	11,908
262	*	RailAmerica, Inc	4,213
1,430		Sabre Holdings Corp (Class A)	45,603

		TOTAL TRANSPORTATION SERVICES	310,134

TRUCKING AND WAREHOUSING - 0.41%
300		Arkansas Best Corp	10,800
250	*	Celadon Group, Inc	4,188
512		Con-way, Inc	22,549
289		Forward Air Corp	8,361
770		Heartland Express, Inc	11,565
1,272		J.B. Hunt Transport Services, Inc	26,420
690		Landstar System, Inc	26,344
160	*	Marten Transport Ltd	2,933
262	*	Old Dominion Freight Line	6,306
60	*	P.A.M. Transportation Services, Inc	1,321
133	*	Saia, Inc	3,087
215	*	SIRVA, Inc	748
579	*	Swift Transportation Co, Inc	15,210
200	*	U.S. Xpress Enterprises, Inc (Class A)	3,294
6,896		United Parcel Service, Inc (Class B)	517,062
200	*	USA Truck, Inc	3,210
457		Werner Enterprises, Inc	7,988
611	*	YRC Worldwide, Inc	23,053

		TOTAL TRUCKING AND WAREHOUSING	694,439

WATER TRANSPORTATION - 0.06%
464		Alexander & Baldwin, Inc	20,574
336	*	American Commercial Lines, Inc	22,011

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

200	*	Gulfmark Offshore, Inc	$7,482
151		Horizon Lines, Inc (Class A)	4,071
253	*	Hornbeck Offshore Services, Inc	9,032
512	*	Kirby Corp	17,475
300		Overseas Shipholding Group, Inc	16,890

		TOTAL WATER TRANSPORTATION	97,535

WHOLESALE TRADE-DURABLE GOODS - 0.34%
1,016		Adesa, Inc	28,194
400		Agilysys, Inc	6,696
450		Applied Industrial Technologies, Inc	11,839
1,274	*	Arrow Electronics, Inc	40,195
480		Barnes Group, Inc	10,440
474	*	Beacon Roofing Supply, Inc	8,921
300		BlueLinx Holdings, Inc	3,120
592		BorgWarner, Inc	34,940
296		Building Material Holding Corp	7,308
200		Castle (A.M.) & Co	5,090
244	*	Conceptus, Inc	5,195
1,300	*	Cytyc Corp	36,790
400	*	Digi International, Inc	5,516
130	*	Drew Industries, Inc	3,381
480	*	Genesis Microchip, Inc	4,867
1,300		IKON Office Solutions, Inc	21,281
1,526	*	Ingram Micro, Inc (Class A)	31,146
468	*	Insight Enterprises, Inc	8,831
297	*	Interline Brands, Inc	6,674
164	*	Keystone Automotive Industries, Inc	5,574
600		Knight Transportation, Inc	10,230
45		Lawson Products, Inc	2,065
489	*	LKQ Corp	11,242
300	*	Merge Technologies, Inc	1,968
100	*	MWI Veterinary Supply, Inc	3,230
419		Owens & Minor, Inc	13,102
1,452	*	Patterson Cos, Inc	51,560
614		PEP Boys-Manny Moe & Jack	9,124
567		Pool Corp	22,209
731	*	PSS World Medical, Inc	14,276
670		Reliance Steel & Aluminum Co	26,385
300		Ryerson Tull, Inc	7,527
616	*	Tech Data Corp	23,328
296	*	Tyler Technologies, Inc	4,162
840		W.W. Grainger, Inc	58,750
525	*	WESCO International, Inc	30,875
95	*	West Marine, Inc	1,641

		TOTAL WHOLESALE TRADE-DURABLE GOODS	577,672

WHOLESALE TRADE-NONDURABLE GOODS - 0.80%
736		Airgas, Inc	29,823
850	*	Alliance One International, Inc	6,001
503	*	Allscripts Healthcare Solutions, Inc	13,576
140		Andersons, Inc	5,935
607		Brown-Forman Corp (Class B)	40,208
4,452		Cardinal Health, Inc	286,842
266	*	Central European Distribution Corp	7,900
108	*	Core-Mark Holding Co, Inc	3,613
1,480	*	Dean Foods Co	62,574
1,446	*	Endo Pharmaceuticals Holdings, Inc	39,881
100	*	Green Mountain Coffee Roasters, Inc	4,923
317	*	Hain Celestial Group, Inc	9,894
936	*	Henry Schein, Inc	45,845
1,556	*	Idearc, Inc	44,579
100		Kenneth Cole Productions, Inc (Class A)	2,399
330		K-Swiss, Inc (Class A)	10,144
511		Men’s Wearhouse, Inc	19,551

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

286		Myers Industries, Inc	$4,479
180		Nash Finch Co	4,914
2,047		Nike, Inc (Class B)	202,714
559		Nu Skin Enterprises, Inc (Class A)	10,191
113	*	Nuco2, Inc	2,779
200	*	Perry Ellis International, Inc	8,200
4,797		Safeway, Inc	165,784
241	*	School Specialty, Inc	9,035
100	*	Smart & Final, Inc	1,890
348	*	Source Interlink Cos, Inc	2,840
217		Spartan Stores, Inc	4,542
400		Stride Rite Corp	6,032
6,630		Sysco Corp	243,719
1,240	*	Terra Industries, Inc	14,855
390	*	Tractor Supply Co	17,437
433	*	United Natural Foods, Inc	15,553
260	*	United Stationers, Inc	12,139
100		Valhi, Inc	2,598
143	*	Volcom, Inc	4,228

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,367,617

		TOTAL COMMON STOCKS (Cost $142,316,669)	168,495,498

SHORT TERM INVESTMENTS - 1.48%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.48%
2,530,000		Federal Home Loan Banks, 4.800%, 01/02/07	2,528,637

		TOTAL SHORT TERM INVESTMENTS (Cost $2,529,663)	2,528,637

		TOTAL PORTFOLIO - 100.01% (Cost $144,846,332)	171,024,135
		OTHER ASSETS & LIABILITIES, NET - (0.01)%	(8,826)

		NET ASSETS - 100.00%	$171,015,309

*	Non-income producing

**	percentage is less than 0.01%

d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $2,710,966.

v	Security valued at fair value.

Restricted securities held by the Fund are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE

Maguire Properties, Inc	06/25/04	$8,258	$14,440

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.92%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
256	*	Chiquita Brands International, Inc	$4,088

		TOTAL AGRICULTURAL PRODUCTION-CROPS	4,088

AMUSEMENT AND RECREATION SERVICES - 0.06%
1,241	*	Activision, Inc	21,395

		TOTAL AMUSEMENT AND RECREATION SERVICES	21,395

APPAREL AND ACCESSORY STORES - 0.82%
600		American Eagle Outfitters, Inc	18,726
89	*	AnnTaylor Stores Corp	2,923
100	*	Charming Shoppes, Inc	1,353
400	*	Chico’s FAS, Inc	8,276
400		Foot Locker, Inc	8,772
3,091		Gap, Inc	60,274
1,200	*	Kohl’s Corp	82,116
1,800		Limited Brands, Inc	52,092
800		Nordstrom, Inc	39,472
400		Ross Stores, Inc	11,720
329	*	Urban Outfitters, Inc	7,577

		TOTAL APPAREL AND ACCESSORY STORES	293,301

APPAREL AND OTHER TEXTILE PRODUCTS - 0.15%
300		Liz Claiborne, Inc	13,038
200		Phillips-Van Heusen Corp	10,034
100		Polo Ralph Lauren Corp	7,766
300		VF Corp	24,624

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	55,462

AUTO REPAIR, SERVICES AND PARKING - 0.03%
67		Bandag, Inc	3,379
68		Ryder System, Inc	3,472
162	*	Wright Express Corp	5,049

		TOTAL AUTO REPAIR, SERVICES AND PARKING	11,900

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.10%
200	*	Autozone, Inc	23,112
228	*	Carmax, Inc	12,228

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	35,340

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.16%
6,628		Home Depot, Inc	266,180
4,800		Lowe’s Cos, Inc	149,520

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	415,700

BUSINESS SERVICES - 6.55%
659	*	@Road, Inc	4,811
622	*	24/7 Real Media, Inc	5,629
140	*	3Com Corp	575
1,494	*	Adobe Systems, Inc	61,433
257	*	Akamai Technologies, Inc	13,652
249	*	Alliance Data Systems Corp	15,555
181	*	Altiris, Inc	4,594

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

114	*	aQuantive, Inc	$2,811
337	*	Ariba, Inc	2,608
1,116	*	Art Technology Group, Inc	2,600
372	*	Audible, Inc	2,950
600	*	Autodesk, Inc	24,276
3,083		Automatic Data Processing, Inc	151,838
733	*	BEA Systems, Inc	9,221
744	*	BearingPoint, Inc	5,855
271	*	BISYS Group, Inc	3,499
100	*	Blue Coat Systems, Inc	2,395
370	*	Bottomline Technologies, Inc	4,236
200	*	Cerner Corp	9,100
100	*	Checkfree Corp	4,016
785	*	Chordiant Software, Inc	2,598
190	*	Ciber, Inc	1,288
2,141	*	CMGI, Inc	2,869
274	*	CNET Networks, Inc	2,491
1,121	*	Cogent Communications Group, Inc	18,183
460	*	Cogent, Inc	5,065
593	*	Compuware Corp	4,940
700	*	Convergys Corp	16,646
100	*	CSG Systems International, Inc	2,673
157	*	Digital River, Inc	8,759
400	*	DST Systems, Inc	25,052
647	*	Earthlink, Inc	4,594
3,364	*	eBay, Inc	101,155
900	*	Electronic Arts, Inc	45,324
580	*	Emdeon Corp	7,186
100	*	Equinix, Inc	7,562
464	*	Evergreen Energy, Inc	4,589
868	*	Expedia, Inc	18,211
169		Fair Isaac Corp	6,870
700	*	Fiserv, Inc	36,694
46	*	Getty Images, Inc	1,970
496	*	Google, Inc (Class A)	228,398
111	*	Hyperion Solutions Corp	3,989
850		IMS Health, Inc	23,358
257	*	Infocrossing, Inc	4,189
336	*	Informatica Corp	4,102
2,350	*	Innovative Solutions & Support, Inc	40,020
400	*	Internap Network Services Corp	7,948
450	*	Interwoven, Inc	6,602
1,148	*	Intuit, Inc	35,025
246	*	Iron Mountain, Inc	10,170
200		Jack Henry & Associates, Inc	4,280
136	*	Jupitermedia Corp	1,077
216	*	Kanbay International, Inc	6,214
200	*	Kinetic Concepts, Inc	7,910
300	*	Lamar Advertising Co (Class A)	19,617
626	*	Lawson Software, Inc	4,626
242	*	Lionbridge Technologies	1,558
205	*	Liquidity Services, Inc	3,528
498	*	Magma Design Automation, Inc	4,447
100		Manpower, Inc	7,493
249		Marchex, Inc (Class B)	3,332
271	*	Mentor Graphics Corp	4,886
27,174		Microsoft Corp	811,416
448		MoneyGram International, Inc	14,049
544	*	Monster Worldwide, Inc	25,372
900	*	Novell, Inc	5,580
86	*	Nuance Communications, Inc	986
900		Omnicom Group, Inc	94,086
457	*	Opsware, Inc	4,031
290	*	Parametric Technology Corp	5,226
268	*	PDF Solutions, Inc	3,873

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

72	*	Portfolio Recovery Associates, Inc	$3,362
303	*	Quest Software, Inc	4,439
819	*	RealNetworks, Inc	8,960
600		Robert Half International, Inc	22,272
200	*	Salesforce.com, Inc	7,290
500	*	Sapient Corp	2,745
411		ServiceMaster Co	5,388
196	*	Smith Micro Software, Inc	2,781
231	*	Sohu.com, Inc	5,544
363	*	SonicWALL, Inc	3,056
1,340	*	Sonus Networks, Inc	8,831
520	*	Spherion Corp	3,864
600		Startek, Inc	8,124
10,400	*	Sun Microsystems, Inc	56,368
173	*	Sybase, Inc	4,273
3,119	*	Symantec Corp	65,031
1,069	*	TIBCO Software, Inc	10,091
859	*	Tiens Biotech Group USA, Inc	3,376
700		Total System Services, Inc	18,473
165	*	Travelzoo, Inc	4,942
600	*	Unisys Corp	4,704
249		United Online, Inc	3,307
228	*	United Rentals, Inc	5,798
400	*	Valueclick, Inc	9,452
273	*	Vasco Data Security International	3,235
700	*	VeriSign, Inc	16,835
148	*	WebEx Communications, Inc	5,164
200	*	WebSideStory, Inc	2,532

		TOTAL BUSINESS SERVICES	2,353,998

CHEMICALS AND ALLIED PRODUCTS - 9.86%
6,306		Abbott Laboratories	307,165
400	*	Abraxis BioScience, Inc	10,936
100	*	Adolor Corp	752
1,033	*	ADVENTRX Pharmaceuticals, Inc	3,047
1,900		Air Products & Chemicals, Inc	133,532
100	*	Alexion Pharmaceuticals, Inc	4,039
100	*	Alkermes, Inc	1,337
3,911	*	Amgen, Inc	267,160
100	*	Atherogenics, Inc	991
89	*	AVANIR Pharmaceuticals (Class A)	206
1,000		Avery Dennison Corp	67,930
1,300		Avon Products, Inc	42,952
525	*	Barr Pharmaceuticals, Inc	26,313
600	*	Bentley Pharmaceuticals, Inc	6,102
200	*	Bioenvision, Inc	928
400	*	BioMarin Pharmaceuticals, Inc	6,556
302	*	Bradley Pharmaceuticals, Inc	6,215
7,609		Bristol-Myers Squibb Co	200,269
325		Cabot Corp	14,160
420	*	Caraco Pharmaceutical Laboratories Ltd	5,880
100	*	Cephalon, Inc	7,041
339		Clorox Co	21,747
2,103		Colgate-Palmolive Co	137,200
568	*	Combinatorx, Inc	4,919
200		Dade Behring Holdings, Inc	7,962
504	*	Dendreon Corp	2,102
93	*	Digene Corp	4,457
3,076	*	Durect Corp	13,657
1,600		Ecolab, Inc	72,320
300	*	Encysive Pharmaceuticals, Inc	1,263
1,700	*	Forest Laboratories, Inc	86,020
1,711	*	Genentech, Inc	138,813
808	*	Genzyme Corp	49,757

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

300	*	Geron Corp	$2,634
1,594	*	Gilead Sciences, Inc	103,498
536		H.B. Fuller Co	13,840
279	*	Hospira, Inc	9,369
500	*	Human Genome Sciences, Inc	6,220
294	*	Huntsman Corp	5,577
261	*	Inverness Medical Innovations, Inc	10,101
100	*	Invitrogen Corp	5,659
1,196	*	King Pharmaceuticals, Inc	19,040
300		Lubrizol Corp	15,039
200		Mannatech, Inc	2,946
200	*	Medarex, Inc	2,958
600		Medicis Pharmaceutical Corp (Class A)	21,078
668	*	Medimmune, Inc	21,623
8,394		Merck & Co, Inc	365,978
200	*	MGI Pharma, Inc	3,682
800	*	Millennium Pharmaceuticals, Inc	8,720
1,501		Mylan Laboratories, Inc	29,960
400	*	Nabi Biopharmaceuticals	2,712
118	*	Nastech Pharmaceutical Co, Inc	1,785
238	*	Neurocrine Biosciences, Inc	2,480
442	*	Noven Pharmaceuticals, Inc	11,249
100	*	NPS Pharmaceuticals, Inc	453
100	*	Nuvelo, Inc	400
200	*	OraSure Technologies, Inc	1,652
126	*	Pacific Ethanol, Inc	1,939
200	*	Par Pharmaceutical Cos, Inc	4,474
200	*	PDL BioPharma, Inc	4,028
400	*	Penwest Pharmaceuticals Co	6,648
1,206		Perrigo Co	20,864
200	*	Pharmion Corp	5,148
200	*	Pozen, Inc	3,398
875		PPG Industries, Inc	56,184
2,250		Praxair, Inc	133,493
731	*	Prestige Brands Holdings, Inc	9,518
9,956		Procter & Gamble Co	639,872
227	*	Progenics Pharmaceuticals, Inc	5,843
330	*	Renovis, Inc	1,043
1,335		Rohm & Haas Co	68,245
500		RPM International, Inc	10,445
450	*	Salix Pharmaceuticals Ltd	5,477
5,380		Schering-Plough Corp	127,183
200	*	Sciele Pharma, Inc	4,800
200	*	Sepracor, Inc	12,316
500		Sigma-Aldrich Corp	38,860
186	*	Somaxon Pharmaceuticals, Inc	2,639
500	*	SuperGen, Inc	2,540
200	*	Tanox, Inc	3,980
58	*	United Therapeutics Corp	3,153
300		Valspar Corp	8,292
303	*	VCA Antech, Inc	9,754
200	*	Vertex Pharmaceuticals, Inc	7,484
600	*	Watson Pharmaceuticals, Inc	15,618
529	*	Zymogenetics, Inc	8,237

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,543,856

COMMUNICATIONS - 5.47%
1,251		Alltel Corp	75,661
800	*	American Tower Corp (Class A)	29,824
12,711		AT&T, Inc	454,418
6,300		BellSouth Corp	296,793
1,184		Cablevision Systems Corp (Class A)	33,720
1,600		Citadel Broadcasting Corp	15,936
100		Citizens Communications Co	1,437

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

283	*	Crown Castle International Corp	$9,141
733	*	Crown Media Holdings, Inc (Class A)	2,661
409		Embarq Corp	21,497
200		Entercom Communications Corp (Class A)	5,636
418	*	Entravision Communications Corp (Class A)	3,436
100	*	Fisher Communications, Inc	4,421
150		Global Payments, Inc	6,945
960		Gray Television, Inc	7,037
1,244	*	IAC/InterActiveCorp	46,227
1,135	*	Level 3 Communications, Inc	6,356
1,812	*	Liberty Global, Inc (Class A)	52,820
774	*	Liberty Media Corp - Capital (Series A)	75,837
3,274	*	Liberty Media Holding Corp (Interactive A)	70,620
717	*	Lin TV Corp (Class A)	7,134
487	*	Mediacom Communications Corp (Class A)	3,915
120	*	NeuStar, Inc (Class A)	3,893
300	*	NII Holdings, Inc	19,332
200	*	Novatel Wireless, Inc	1,934
829	*	Radio One, Inc (Class D)	5,587
113	*	SAVVIS, Inc	4,035
133	*	SBA Communications Corp (Class A)	3,658
1,152	*	Spanish Broadcasting System, Inc (Class A)	4,735
8,184		Sprint Nextel Corp	154,596
902	*	Terremark Worldwide, Inc	6,061
279	*	TiVo, Inc	1,429
900	*	Univision Communications, Inc (Class A)	31,878
9,776		Verizon Communications, Inc	364,058
2,407	*	Viacom, Inc (Class B)	98,759
1,293		Windstream Corp	18,386
1,500	*	Wireless Facilities, Inc	4,275
900	*	XM Satellite Radio Holdings, Inc (Class A)	13,005

		TOTAL COMMUNICATIONS	1,967,093

DEPOSITORY INSTITUTIONS - 9.98%
14,550		Bank of America Corp	776,825
2,500		BB&T Corp	109,825
800		Comerica, Inc	46,944
500		Commerce Bancorp, Inc	17,635
200		Compass Bancshares, Inc	11,930
2,100		Fifth Third Bancorp	85,953
200		First Horizon National Corp	8,356
400		Fremont General Corp	6,484
300		IndyMac Bancorp, Inc	13,548
2,600		Keycorp	98,878
300		M&T Bank Corp	36,648
900		Marshall & Ilsley Corp	43,299
1,900		Mellon Financial Corp	80,085
3,954		National City Corp	144,558
577		New York Community Bancorp, Inc	9,290
700		Northern Trust Corp	42,483
1,549		PNC Financial Services Group, Inc	114,688
520		Popular, Inc	9,334
313		QC Holdings, Inc	4,995
4,060		Regions Financial Corp	151,844
1,030		Sovereign Bancorp, Inc	26,152
1,500		State Street Corp	101,160
2,000		SunTrust Banks, Inc	168,900
900		Synovus Financial Corp	27,747
300		UnionBanCal Corp	18,375
8,800		US Bancorp	318,472
7,761		Wachovia Corp	441,989
4,890		Washington Mutual, Inc	222,446
12,300		Wells Fargo & Co	437,388
100		Zions Bancorporation	8,244

		TOTAL DEPOSITORY INSTITUTIONS	3,584,475

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

EATING AND DRINKING PLACES - 1.41%
900	*	AFC Enterprises	$15,903
400		Applebees International, Inc	9,868
493		Darden Restaurants, Inc	19,804
7,066		McDonald’s Corp	313,236
3,234	*	Starbucks Corp	114,548
760		Tim Hortons, Inc	22,009
400		Wendy’s International, Inc	13,236

		TOTAL EATING AND DRINKING PLACES	508,604

ELECTRIC, GAS, AND SANITARY SERVICES - 5.89%
2,950	*	AES Corp	65,018
1,096		AGL Resources, Inc	42,645
833		Allete, Inc	38,768
921		Alliant Energy Corp	34,786
800		Aqua America, Inc	18,224
1,100		Atmos Energy Corp	35,101
2,028		Avista Corp	51,329
500		Cascade Natural Gas Corp	12,960
1,447		Cleco Corp	36,508
2,239		Consolidated Edison, Inc	107,629
600		Crosstex Energy, Inc	19,014
447		Duquesne Light Holdings, Inc	8,873
4,082		El Paso Corp	62,373
2,300		Empire District Electric Co	56,787
300		Energen Corp	14,082
1,136		Energy East Corp	28,173
200		EnergySouth, Inc	8,020
2,200		Hawaiian Electric Industries, Inc	59,730
2,000		Idacorp, Inc	77,300
1,845		KeySpan Corp	75,977
1,515		Kinder Morgan, Inc	160,211
400		Markwest Hydrocarbon, Inc	19,420
400		Metal Management, Inc	15,140
500		MGE Energy, Inc	18,290
1,900		National Fuel Gas Co	73,226
592		Nicor, Inc	27,706
4,686		NiSource, Inc	112,933
1,093		Northeast Utilities	30,779
719	*	NRG Energy, Inc	40,271
900		NSTAR	30,924
2,800		OGE Energy Corp	112,000
800		Oneok, Inc	34,496
733		Otter Tail Corp	22,840
4,300		Pepco Holdings, Inc	111,843
1,000		Piedmont Natural Gas Co, Inc	26,750
4,159		Puget Energy, Inc	105,472
826		Questar Corp	68,599
200		Resource America, Inc (Class A)	5,280
2,000	*	Sierra Pacific Resources	33,660
500		South Jersey Industries, Inc	16,705
1,065		Synagro Technologies, Inc	4,707
1,076		TECO Energy, Inc	18,540
400		UGI Corp	10,912
200		UIL Holdings Corp	8,438
1,155		Unisource Energy Corp	42,192
511	*	Waste Services, Inc	5,033
287		WGL Holdings, Inc	9,350
3,378		Williams Cos, Inc	88,233
200		WPS Resources Corp	10,806

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,118,053

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.46%
1,162	*	Advanced Micro Devices, Inc	23,647
292	*	Agere Systems, Inc	5,598

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

700		American Power Conversion Corp	$21,413
1,068		Ametek, Inc	34,005
2,142	*	Apple Computer, Inc	181,727
537	*	Arris Group, Inc	6,718
215	*	Atheros Communications, Inc	4,584
161		Baldor Electric Co	5,381
147	*	Benchmark Electronics, Inc	3,581
500	*	Brocade Communications Systems, Inc	4,105
408	*	CalAmp Corp	3,443
240	*	C-COR, Inc	2,674
17,400	*	Cisco Systems, Inc	475,542
2,976	*	Conexant Systems, Inc	6,071
308	*	Cree, Inc	5,335
100	*	Ditech Networks, Inc	692
178	*	Dolby Laboratories, Inc (Class A)	5,521
427	*	Emcore Corp	2,361
6,356		Emerson Electric Co	280,236
1,100	*	Finisar Corp	3,553
312	*	FuelCell Energy, Inc	2,015
100		Harman International Industries, Inc	9,991
300	*	Harmonic, Inc	2,181
19,109		Intel Corp	386,957
100	*	Interdigital Communications Corp	3,355
600	*	InterVoice, Inc	4,596
512	*	Lattice Semiconductor Corp	3,318
77		Lincoln Electric Holdings, Inc	4,652
175	*	Loral Space & Communications, Inc	7,126
1,277	*	LSI Logic Corp	11,493
155	*	McData Corp (Class A)	860
181	*	Medis Technologies Ltd	3,155
1,950	*	Micron Technology, Inc	27,222
800		Molex, Inc	25,304
391	*	MoSys, Inc	3,617
7,700		Motorola, Inc	158,312
1,600	*	MRV Communications, Inc	5,664
1,200		National Semiconductor Corp	27,240
236	*	Novellus Systems, Inc	8,123
214	*	Omnivision Technologies, Inc	2,921
951	*	ON Semiconductor Corp	7,199
1,800	*	Optical Communication Products, Inc	2,952
293		Plantronics, Inc	6,212
149	*	Plexus Corp	3,558
357	*	Polycom, Inc	11,035
200	*	Power-One, Inc	1,456
621	*	Powerwave Technologies, Inc	4,005
441	*	QLogic Corp	9,667
5,400		Qualcomm, Inc	204,066
504	*	Quantum Fuel Systems Technologies Worldwide, Inc	806
200		RadioShack Corp	3,356
706	*	RF Micro Devices, Inc	4,794
760	*	Silicon Storage Technology, Inc	3,428
4,971	*	Sirius Satellite Radio, Inc	17,597
105	*	Sunpower Corp (Class A)	3,903
400	*	Sycamore Networks, Inc	1,504
568	*	Symmetricom, Inc	5,066
312	*	Tekelec	4,627
200		Teleflex, Inc	12,912
1,300	*	Tellabs, Inc	13,338
135	*	Tessera Technologies, Inc	5,446
5,674		Texas Instruments, Inc	163,411
338	*	Thomas & Betts Corp	15,981
1,944	*	Transmeta Corp	2,158
233	*	Trident Microsystems, Inc	4,236
944	*	Triquint Semiconductor, Inc	4,248
184	*	TTM Technologies, Inc	2,085
100		Whirlpool Corp	8,302

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

800		Xilinx, Inc	$19,048
625	*	Zhone Technologies, Inc	819
111	*	Zoran Corp	1,618

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,323,122

ENGINEERING AND MANAGEMENT SERVICES - 0.81%
200	*	Amylin Pharmaceuticals, Inc	7,214
200	*	Applera Corp (Celera Genomics Group)	2,798
200	*	Ariad Pharmaceuticals, Inc	1,028
880	*	Celgene Corp	50,626
42		Corporate Executive Board Co	3,683
100	*	CV Therapeutics, Inc	1,396
87	*	Digitas, Inc	1,167
716	*	Harris Interactive, Inc	3,609
200	*	ICOS Corp	6,758
767	*	Incyte Corp	4,479
435	*	Isis Pharmaceuticals, Inc	4,837
100	*	Lexicon Genetics, Inc	361
1,234		Moody’s Corp	85,220
139	*	Navigant Consulting, Inc	2,747
1,352		Paychex, Inc	53,458
865		Quest Diagnostics, Inc	45,845
211	*	Regeneron Pharmaceuticals, Inc	4,235
792	*	Rentech, Inc	2,986
100	*	Symyx Technologies, Inc	2,159
318	*	Tetra Tech, Inc	5,753

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	290,359

FABRICATED METAL PRODUCTS - 0.61%
720		Commercial Metals Co	18,576
258		Dynamic Materials Corp	7,250
100		Gulf Island Fabrication, Inc	3,690
3,402		Illinois Tool Works, Inc	157,138
100	*	Jacuzzi Brands, Inc	1,243
200		Pentair, Inc	6,280
300		Shiloh Industries, Inc	5,685
300		Silgan Holdings, Inc	13,176
147		Snap-On, Inc	7,003

		TOTAL FABRICATED METAL PRODUCTS	220,041

FOOD AND KINDRED PRODUCTS - 2.61%
1,603		Campbell Soup Co	62,341
1,262		Coca-Cola Enterprises, Inc	25,770
1,900		General Mills, Inc	109,440
1,908		H.J. Heinz Co	85,879
124	*	Hansen Natural Corp	4,176
964		Hershey Co	48,007
1,864		Kellogg Co	93,312
500		Pepsi Bottling Group, Inc	15,455
6,321		PepsiCo, Inc	395,379
2,399		Sara Lee Corp	40,855
1,125		Wrigley (Wm.) Jr Co	58,185

		TOTAL FOOD AND KINDRED PRODUCTS	938,799

FOOD STORES - 0.29%
3,000		Kroger Co	69,210
400	*	Pathmark Stores, Inc	4,460
604		Supervalu, Inc	21,593
200		Whole Foods Market, Inc	9,386

		TOTAL FOOD STORES	104,649

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FORESTRY - 0.11%
575		Weyerhaeuser Co	$40,624

		TOTAL FORESTRY	40,624
FURNITURE AND FIXTURES - 0.55%
200		Hillenbrand Industries, Inc	11,386
1,200		Johnson Controls, Inc	103,104
700		Leggett & Platt, Inc	16,730
2,240		Masco Corp	66,909

		TOTAL FURNITURE AND FIXTURES	198,129

FURNITURE AND HOMEFURNISHINGS STORES - 0.15%
865	*	Bed Bath & Beyond, Inc	32,957
500		Circuit City Stores, Inc	9,490
100	*	Mohawk Industries, Inc	7,486
100		Williams-Sonoma, Inc	3,144

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	53,077

GENERAL BUILDING CONTRACTORS - 0.46%
100		Beazer Homes USA, Inc	4,701
400		Centex Corp	22,508
1,241		DR Horton, Inc	32,874
180	*	Hovnanian Enterprises, Inc (Class A)	6,102
400		Lennar Corp (Class A)	20,984
20		Lennar Corp (B Shares)	982
7	*	NVR, Inc	4,515
1,100		Pulte Homes, Inc	36,432
200		Ryland Group, Inc	10,924
300		Standard-Pacific Corp	8,037
400	*	Toll Brothers, Inc	12,892
148	*	WCI Communities, Inc	2,839

		TOTAL GENERAL BUILDING CONTRACTORS	163,790

GENERAL MERCHANDISE STORES - 1.28%
100	*	Big Lots, Inc	2,292
2,300		Costco Wholesale Corp	121,601
853		Dollar General Corp	13,699
700		Family Dollar Stores, Inc	20,531
900		JC Penney Co, Inc	69,624
3,100		Target Corp	176,855
2,000		TJX Cos, Inc	57,040

		TOTAL GENERAL MERCHANDISE STORES	461,642

HEALTH SERVICES - 1.45%
613	*	Alliance Imaging, Inc	4,076
186	*	Amsurg Corp	4,278
190		Brookdale Senior Living, Inc	9,120
497	*	Community Health Systems, Inc	18,150
247	*	DaVita, Inc	14,049
100	*	Edwards Lifesciences Corp	4,704
500	*	Express Scripts, Inc	35,800
316	*	Five Star Quality Care, Inc	3,523
73	*	Genesis HealthCare Corp	3,448
700		Health Management Associates, Inc (Class A)	14,777
161	*	Healthways, Inc	7,681
651	*	Hythiam, Inc	6,015
600	*	Laboratory Corp of America Holdings	44,082
337	*	LifePoint Hospitals, Inc	11,357
153	*	Lincare Holdings, Inc	6,096
251	*	Medcath Corp	6,867
300	*	Nektar Therapeutics	4,563
163	*	Odyssey HealthCare, Inc	2,161
300		Omnicare, Inc	11,589

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

296		Option Care, Inc	$4,218
185	*	Pediatrix Medical Group, Inc	9,047
496		Pharmaceutical Product Development, Inc	15,981
334	*	Psychiatric Solutions, Inc	12,532
304	*	RehabCare Group, Inc	4,514
301	*	Sierra Health Services, Inc	10,848
337	*	Sunrise Senior Living, Inc	10,353
200	*	Symbion, Inc	3,702
100	*	Triad Hospitals, Inc	4,183
292		Universal Health Services, Inc (Class B)	16,186
446	*	VistaCare, Inc (Class A)	4,527
2,712	*	WellPoint, Inc	213,407

		TOTAL HEALTH SERVICES	521,834

HOLDING AND OTHER INVESTMENT OFFICES - 2.87%
1,640		Allied Capital Corp	53,595
300		AMB Property Corp	17,583
800		Anworth Mortgage Asset Corp	7,608
917		Archstone-Smith Trust	53,379
100		AvalonBay Communities, Inc	13,005
300		Boston Properties, Inc	33,564
500		Crescent Real Estate Equities Co	9,875
500		Developers Diversified Realty Corp	31,475
922		Duke Realty Corp	37,710
3,346		Equity Office Properties Trust	161,177
1,718		Equity Residential	87,188
400		General Growth Properties, Inc	20,892
400	*	Harris & Harris Group, Inc	4,836
300		Health Care Property Investors, Inc	11,046
1,600		Host Marriott Corp	39,280
700		HRPT Properties Trust	8,645
800		iStar Financial, Inc	38,256
1,200		Kimco Realty Corp	53,940
300		Liberty Property Trust	14,742
2,000		Luminent Mortgage Capital, Inc	19,420
400		New Plan Excel Realty Trust	10,992
250		NTL, Inc	6,310
1,000		Prologis	60,770
400		Public Storage, Inc	39,000
1,000		Simon Property Group, Inc	101,290
600		Vornado Realty Trust	72,900
489		Weingarten Realty Investors	22,548

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,031,026

HOTELS AND OTHER LODGING PLACES - 0.26%
600		Choice Hotels International, Inc	25,260
500	*	Gaylord Entertainment Co	25,465
1,201	*	Great Wolf Resorts, Inc	16,766
1,200	*	Lodgian, Inc	16,320
200		Marcus Corp	5,116
261	*	Outdoor Channel Holdings, Inc	3,349

		TOTAL HOTELS AND OTHER LODGING PLACES	92,276

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.93%
3,366		3M Co	262,312
300	*	AGCO Corp	9,282
900		American Standard Cos, Inc	41,265
5,600		Applied Materials, Inc	103,320
699	*	Axcelis Technologies, Inc	4,075
400		Black & Decker Corp	31,988
200		Briggs & Stratton Corp	5,390
100		CDW Corp	7,032
334		Cummins, Inc	39,472
1,500		Deere & Co	142,605

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

6,700	*	Dell, Inc	$168,103
6,841	*	EMC Corp	90,301
138	*	Emulex Corp	2,692
241	*	Entegris, Inc	2,608
300	*	FMC Technologies, Inc	18,489
283		Graco, Inc	11,212
690	*	Grant Prideco, Inc	27,441
8,619		Hewlett-Packard Co	355,017
5,600		International Business Machines Corp	544,040
124	*	Intevac, Inc	3,218
104	*	Komag, Inc	3,940
274	*	Lam Research Corp	13,870
400	*	LB Foster Co (Class A)	10,364
300	*	Lexmark International, Inc (Class A)	21,960
258		Manitowoc Co, Inc	15,333
292		Modine Manufacturing Co	7,309
400		Nordson Corp	19,932
300		Pall Corp	10,365
208	*	ProQuest Co	2,174
71	*	Rackable Systems, Inc	2,199
508	*	Semitool, Inc	6,761
988		Smith International, Inc	40,577
3,788	*	Solectron Corp	12,197
200		SPX Corp	12,232
600		Stanley Works	30,174
1,000		Tennant Co	29,000
83	*	TurboChef Technologies, Inc	1,413
170	*	Ultratech, Inc	2,122
400	*	Varian Medical Systems, Inc	19,028

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,130,812

INSTRUMENTS AND RELATED PRODUCTS - 5.12%
177	*	Advanced Medical Optics, Inc	6,230
100	*	Affymetrix, Inc	2,306
400		Bard (C.R.), Inc	33,188
283		Bausch & Lomb, Inc	14,733
3,100		Baxter International, Inc	143,809
200		Beckman Coulter, Inc	11,960
1,300		Becton Dickinson & Co	91,195
1,100		Biomet, Inc	45,397
4,335	*	Boston Scientific Corp	74,475
200	*	Bruker BioSciences Corp	1,502
365	*	Cepheid, Inc	3,103
1,075	*	Credence Systems Corp	5,590
600		Dentsply International, Inc	17,910
760	*	Depomed, Inc	2,622
104	*	Formfactor, Inc	3,874
77	*	Hologic, Inc	3,641
564	*	Input/Output, Inc	7,687
90	*	Intuitive Surgical, Inc	8,631
361	*	Ixia	3,466
10,536		Johnson & Johnson	695,587
500		Kla-Tencor Corp	24,875
598	*	LTX Corp	3,349
4,266		Medtronic, Inc	228,274
200	*	Millipore Corp	13,320
71	*	MKS Instruments, Inc	1,603
200		Movado Group, Inc	5,800
1,200		Pitney Bowes, Inc	55,428
178		Roper Industries, Inc	8,943
1,400	*	St. Jude Medical, Inc	51,184

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,400		Stryker Corp	$77,154
300		Tektronix, Inc	8,751
1,212	*	Thermo Electron Corp	54,891
300	*	Waters Corp	14,691
2,673	*	Xerox Corp	45,307
900	*	Zimmer Holdings, Inc	70,542

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,841,018

INSURANCE AGENTS, BROKERS AND SERVICE - 0.53%
500		Brown & Brown, Inc	14,105
309		Clark, Inc	5,139
1,000		Crawford & Co (Class B)	7,300
1,749		Hartford Financial Services Group, Inc	163,199

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	189,743

INSURANCE CARRIERS - 4.63%
1,964		Aetna, Inc	84,806
3,100		Aflac, Inc	142,600
87	*	Alleghany Corp	31,633
700		Ambac Financial Group, Inc	62,349
600		American Financial Group, Inc	21,546
320	*	AMERIGROUP Corp	11,485
613		Assurant, Inc	33,868
263	*	Centene Corp	6,462
2,800		Chubb Corp	148,148
2,061		Cincinnati Financial Corp	93,384
100		Erie Indemnity Co (Class A)	5,798
150		Hanover Insurance Group, Inc	7,320
400		HCC Insurance Holdings, Inc	12,836
183	*	HealthExtras, Inc	4,410
2,018		Lincoln National Corp	133,995
700		MBIA, Inc	51,142
200		Mercury General Corp	10,546
300		MGIC Investment Corp	18,762
177	*	Molina Healthcare, Inc	5,754
300		Nationwide Financial Services, Inc (Class A)	16,260
468		Phoenix Cos, Inc	7,437
100	*	PMA Capital Corp (Class A)	922
200		PMI Group, Inc	9,434
1,800		Principal Financial Group	105,660
3,600		Progressive Corp	87,192
300		Protective Life Corp	14,250
2,650		Prudential Financial, Inc	227,529
100		Radian Group, Inc	5,391
1,000		Safeco Corp	62,550
3,716		St. Paul Travelers Cos, Inc	199,512
700		W.R. Berkley Corp	24,157
234	*	WellCare Health Plans, Inc	16,123

		TOTAL INSURANCE CARRIERS	1,663,261

LEATHER AND LEATHER PRODUCTS - 0.11%
904	*	Coach, Inc	38,836

		TOTAL LEATHER AND LEATHER PRODUCTS	38,836

LUMBER AND WOOD PRODUCTS - 0.01%
400	*	Champion Enterprises, Inc	3,744

		TOTAL LUMBER AND WOOD PRODUCTS	3,744

METAL MINING - 0.10%
1,000		Royal Gold, Inc	35,980

		TOTAL METAL MINING	35,980

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.16%
200		Callaway Golf Co	$2,882
271	*	K2, Inc	3,574
2,242		Mattel, Inc	50,804

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	57,260

MISCELLANEOUS RETAIL - 1.27%
886	*	Amazon.com, Inc	34,962
1,050		Best Buy Co, Inc	51,649
3,000		CVS Corp	92,730
188	*	GSI Commerce, Inc	3,525
700	*	Office Depot, Inc	26,719
200		Petsmart, Inc	5,772
16	*	Priceline.com, Inc	698
2,460		Staples, Inc	65,682
300		Tiffany & Co	11,772
3,100		Walgreen Co	142,259
446		World Fuel Services Corp	19,829

		TOTAL MISCELLANEOUS RETAIL	455,597

MOTION PICTURES - 2.06%
97	*	Avid Technology, Inc	3,614
1,119	*	Discovery Holding Co (Class A)	18,005
200		Regal Entertainment Group (Class A)	4,264
17,264		Time Warner, Inc	376,010
9,827		Walt Disney Co	336,771

		TOTAL MOTION PICTURES	738,664

NONDEPOSITORY INSTITUTIONS - 3.20%
174	*	Accredited Home Lenders Holding Co	4,747
200		Advanta Corp (Class A)	7,962
1,099		American Capital Strategies Ltd	50,840
5,653		American Express Co	342,967
500	*	AmeriCredit Corp	12,585
112		Asta Funding, Inc	3,409
1,488		Capital One Financial Corp	114,308
500		CapitalSource, Inc	13,655
1,123		CIT Group, Inc	62,630
138	*	CompuCredit Corp	5,494
2,700		Countrywide Financial Corp	114,615
114	*	Credit Acceptance Corp	3,800
800	*	Doral Financial Corp	2,296
101		Federal Agricultural Mortgage Corp (Class C)	2,740
150		First Marblehead Corp	8,197
3,700		Freddie Mac	251,230
900		MCG Capital Corp	18,288
1,095		Medallion Financial Corp	13,545
202	*	Nelnet, Inc (Class A)	5,527
2,200		SLM Corp	107,294
105	*	World Acceptance Corp	4,930

		TOTAL NONDEPOSITORY INSTITUTIONS	1,151,059

NONMETALLIC MINERALS, EXCEPT FUELS - 0.27%
900		AMCOL International Corp	24,966
200		Florida Rock Industries, Inc	8,610
700		Vulcan Materials Co	62,909

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	96,485

OIL AND GAS EXTRACTION - 3.07%
3,812		Anadarko Petroleum Corp	165,898
177	*	Atlas America, Inc	9,022
830		Baker Hughes, Inc	61,968

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

400		Berry Petroleum Co (Class A)	$12,404
600	*	Callon Petroleum Co	9,018
400	*	Cameron International Corp	21,220
400	*	Cheniere Energy, Inc	11,548
1,991		Chesapeake Energy Corp	57,839
615		Cimarex Energy Co	22,448
300	*	Delta Petroleum Corp	6,948
1,200	*	Denbury Resources, Inc	33,348
400	*	Edge Petroleum Corp	7,296
300	*	Encore Acquisition Co	7,359
500	*	Energy Partners Ltd	12,210
800		ENSCO International, Inc	40,048
1,900		Equitable Resources, Inc	79,325
399	*	Forest Oil Corp	13,039
900	*	Global Industries Ltd	11,736
1,800	*	Grey Wolf, Inc	12,348
530	*	Helix Energy Solutions Group, Inc	16,626
808		Helmerich & Payne, Inc	19,772
118	*	Houston Exploration Co	6,110
1,100	*	Meridian Resource Corp	3,399
683	*	National Oilwell Varco, Inc	41,786
1,754	*	PetroHawk Energy Corp	20,171
200	*	Petroleum Development Corp	8,610
1,009		Pioneer Natural Resources Co	40,047
529	*	Plains Exploration & Production Co	25,143
500		Pogo Producing Co	24,220
1,100	*	Pride International, Inc	33,011
400	*	Quicksilver Resources, Inc	14,636
600		Range Resources Corp	16,476
359		Rowan Cos, Inc	11,919
389	*	Southwestern Energy Co	13,634
500		St. Mary Land & Exploration Co	18,420
100	*	Stone Energy Corp	3,535
400	*	Swift Energy Co	17,924
500		Tidewater, Inc	24,180
104	*	Toreador Resources Corp	2,680
300	*	Unit Corp	14,535
500		W&T Offshore, Inc	15,360
300	*	Whiting Petroleum Corp	13,980
2,137		XTO Energy, Inc	100,546

		TOTAL OIL AND GAS EXTRACTION	1,101,742

PAPER AND ALLIED PRODUCTS - 0.80%
400		Bemis Co	13,592
400		Bowater, Inc	9,000
1,496		International Paper Co	51,014
1,500		Kimberly-Clark Corp	101,925
1,800		MeadWestvaco Corp	54,108
300		Packaging Corp of America	6,630
700		Sonoco Products Co	26,642
500		Temple-Inland, Inc	23,015

		TOTAL PAPER AND ALLIED PRODUCTS	285,926

PETROLEUM AND COAL PRODUCTS - 2.85%
162		Alon USA Energy, Inc	4,262
2,702		Apache Corp	179,710
100		Ashland, Inc	6,918
500		Cabot Oil & Gas Corp	30,325
2,934		Devon Energy Corp	196,813
1,476		EOG Resources, Inc	92,176
1,024		Frontier Oil Corp	29,430
148	*	Headwaters, Inc	3,546
1,459		Hess Corp	72,323

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

453		Holly Corp	$23,284
1,567		Murphy Oil Corp	79,682
600	*	Newfield Exploration Co	27,570
1,554		Noble Energy, Inc	76,255
900		Sunoco, Inc	56,124
2,600		Valero Energy Corp	133,016
523		Western Refining, Inc	13,315

		TOTAL PETROLEUM AND COAL PRODUCTS	1,024,749

PRIMARY METAL INDUSTRIES - 1.15%
213	*	Brush Engineered Materials, Inc	7,193
489	*	Century Aluminum Co	21,834
242		Chaparral Steel Co	10,713
177	*	CommScope, Inc	5,395
4,427	*	Corning, Inc	82,829
350		Gibraltar Industries, Inc	8,229
300		Hubbell, Inc (Class B)	13,563
300	*	Lone Star Technologies, Inc	14,523
397		Mueller Industries, Inc	12,585
1,886		Nucor Corp	103,089
139		Olympic Steel, Inc	3,090
150		Quanex Corp	5,188
518		Steel Dynamics, Inc	16,809
300		Steel Technologies, Inc	5,265
500		Tredegar Corp	11,305
728		United States Steel Corp	53,246
400	*	Wheeling-Pittsburgh Corp	7,492
1,705		Worthington Industries, Inc	30,213

		TOTAL PRIMARY METAL INDUSTRIES	412,561

PRINTING AND PUBLISHING - 0.96%
200		Dow Jones & Co, Inc	7,600
200	*	Dun & Bradstreet Corp	16,558
400		EW Scripps Co (Class A)	19,976
2,186		McGraw-Hill Cos, Inc	148,692
922		New York Times Co (Class A)	22,460
72		R.H. Donnelley Corp	4,516
1,629		Tribune Co	50,141
100		Washington Post Co (Class B)	74,560

		TOTAL PRINTING AND PUBLISHING	344,503

RAILROAD TRANSPORTATION - 0.70%
2,494		CSX Corp	85,868
500	*	Kansas City Southern Industries, Inc	14,490
2,985		Norfolk Southern Corp	150,116

		TOTAL RAILROAD TRANSPORTATION	250,474

REAL ESTATE - 0.05%
480	*	CB Richard Ellis Group, Inc (Class A)	15,936
100		Stewart Enterprises, Inc (Class A)	625

		TOTAL REAL ESTATE	16,561

RUBBER AND MISCELLANEOUS PLASTIC PRODUCT - 0.04%
200		Cooper Tire & Rubber Co	2,860
170		Sealed Air Corp	11,036

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCT	13,896

SECURITY AND COMMODITY BROKERS - 3.53%
300		A.G. Edwards, Inc	18,987
692		Ameriprise Financial, Inc	37,714
100		BlackRock, Inc	15,190
101	*	Cbot Holdings, Inc (Class A)	15,298

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,100		Charles Schwab Corp	$79,294
100		Chicago Mercantile Exchange Holdings, Inc	50,975
1,237	*	E*Trade Financial Corp	27,734
200		Eaton Vance Corp	6,602
300		Federated Investors, Inc (Class B)	10,134
1,300		Franklin Resources, Inc	143,221
1,610		Goldman Sachs Group, Inc	320,953
137		International Securities Exchange, Inc	6,410
500		Janus Capital Group, Inc	10,795
90		Jefferies Group, Inc	2,414
300		Legg Mason, Inc	28,515
4,036		Merrill Lynch & Co, Inc	375,752
188	*	Nasdaq Stock Market, Inc	5,789
436	*	NYSE Group, Inc	42,379
300		SEI Investments Co	17,868
1,200		T Rowe Price Group, Inc	52,524

		TOTAL SECURITY AND COMMODITY BROKERS	1,268,548

SOCIAL SERVICES - 0.01%
249	*	Capital Senior Living Corp	2,649

		TOTAL SOCIAL SERVICES	2,649

SPECIAL TRADE CONTRACTORS - 0.04%
75		Chemed Corp	2,774
518	*	Quanta Services, Inc	10,189

		TOTAL SPECIAL TRADE CONTRACTORS	12,963

STONE, CLAY, AND GLASS PRODUCTS - 0.07%
100		Apogee Enterprises, Inc	1,931
51	*	Cabot Microelectronics Corp	1,731
150		CARBO Ceramics, Inc	5,606
54		Eagle Materials, Inc	2,334
400		Gentex Corp	6,224
58		Martin Marietta Materials, Inc	6,027

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	23,853

TEXTILE MILL PRODUCTS - 0.03%
200		Oxford Industries, Inc	9,930

		TOTAL TEXTILE MILL PRODUCTS	9,930

TRANSPORTATION BY AIR - 0.64%
101	*	Air Methods Corp	2,820
200	*	Airtran Holdings, Inc	2,348
185	*	Alaska Air Group, Inc	7,308
700	*	Continental Airlines, Inc (Class B)	28,875
1,034	*	ExpressJet Holdings, Inc	8,375
1,038		FedEx Corp	112,748
321	*	Frontier Airlines Holdings, Inc	2,375
225	*	JetBlue Airways Corp	3,195
390	*	Mesa Air Group, Inc	3,342
267		Skywest, Inc	6,811
3,389		Southwest Airlines Co	51,919

		TOTAL TRANSPORTATION BY AIR	230,116

TRANSPORTATION EQUIPMENT - 0.97%
200		American Axle & Manufacturing Holdings, Inc	3,798
400		ArvinMeritor, Inc	7,292
800		Autoliv, Inc	48,240
1,500	*	BE Aerospace, Inc	38,520
558		Brunswick Corp	17,800
1,400		Genuine Parts Co	66,402
1,329		Harley-Davidson, Inc	93,655
230		Harsco Corp	17,503

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

200		Superior Industries International, Inc	$3,854
800	*	Tenneco, Inc	19,776
400	*	TRW Automotive Holdings Corp	10,348
1,400	*	Visteon Corp	11,872
300		Westinghouse Air Brake Technologies Corp	9,114

		TOTAL TRANSPORTATION EQUIPMENT	348,174

TRANSPORTATION SERVICES - 0.05%
139		Expeditors International Washington, Inc	5,629
421		Sabre Holdings Corp (Class A)	13,426

		TOTAL TRANSPORTATION SERVICES	19,055

TRUCKING AND WAREHOUSING - 0.61%
2,944		United Parcel Service, Inc (Class B)	220,741

		TOTAL TRUCKING AND WAREHOUSING	220,741

WATER TRANSPORTATION - 0.07%
400	*	Gulfmark Offshore, Inc	14,964
300	*	Hornbeck Offshore Services, Inc	10,710

		TOTAL WATER TRANSPORTATION	25,674

WHOLESALE TRADE-DURABLE GOODS - 0.51%
600		Adesa, Inc	16,650
800		Barnes Group, Inc	17,400
100		BorgWarner, Inc	5,902
400		Castle (A.M.) & Co	10,180
100	*	Cytyc Corp	2,830
200		IKON Office Solutions, Inc	3,274
104	*	MWI Veterinary Supply, Inc	3,359
400	*	Patterson Cos, Inc	14,204
900		Reliance Steel & Aluminum Co	35,442
1,005		Ryerson Tull, Inc	25,215
600		W.W. Grainger, Inc	41,964
109	*	WESCO International, Inc	6,410

		TOTAL WHOLESALE TRADE-DURABLE GOODS	182,830

WHOLESALE TRADE-NONDURABLE GOODS - 0.98%
623	*	Akorn, Inc	3,894
600	*	Allscripts Healthcare Solutions, Inc	16,194
500	*	Endo Pharmaceuticals Holdings, Inc	13,790
523	*	Idearc, Inc	14,984
1,200		Nike, Inc (Class B)	118,836
1,808		Safeway, Inc	62,484
200		Stride Rite Corp	3,016
3,276		Sysco Corp	120,426

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	353,624

		TOTAL COMMON STOCKS (Cost $31,704,490)	35,903,661

		TOTAL PORTFOLIO - 99.92% (Cost $31,704,490)	35,903,661
		OTHER ASSETS & LIABILITIES, NET - 0.08%	27,360

		NET ASSETS - 100.00%	$35,931,021

*	Non-income producing

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

STATEMENT OF INVESTMENTS

December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.06%
AMUSEMENT AND RECREATION SERVICES - 1.31%
113,700	*	Sunterra Corp	$1,370,085

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,370,085

HOLDING AND OTHER INVESTMENT OFFICES - 92.33%
32,000		Acadia Realty Trust	800,640
19,100		American Financial Realty Trust	218,504
91,000		Archstone-Smith Trust	5,297,110
39,100		AvalonBay Communities, Inc	5,084,955
38,200		BioMed Realty Trust, Inc	1,092,520
52,200		Boston Properties, Inc	5,840,136
43,300		BRE Properties, Inc (Class A)	2,815,366
12,700	g,v	CBRE Realty Finance, Inc	199,517
41,800		Cogdell Spencer, Inc	898,700
69,300		Corporate Office Properties Trust	3,497,571
15,764		Crescent Real Estate Equities Co	311,339
12,896		Digital Realty Trust, Inc	441,430
29,400		Douglas Emmett, Inc	781,746
42,500		EastGroup Properties, Inc	2,276,300
7,100		Equity Lifestyle Properties, Inc	386,453
88,800		Equity Office Properties Trust	4,277,496
61,400		Equity Residential	3,116,050
14,400		Essex Property Trust, Inc	1,861,200
15,700		Extra Space Storage, Inc	286,682
42,600		Federal Realty Investment Trust	3,621,000
6,500		First Potomac Realty Trust	189,215
72,200		General Growth Properties, Inc	3,771,006
20,000	g,v*	GSC Capital Corp	460,000
15,500		Highwoods Properties, Inc	631,780
187,500		Host Marriott Corp	4,603,125
27,100		Kilroy Realty Corp	2,113,800
57,500		Kimco Realty Corp	2,584,625
9,500		LaSalle Hotel Properties	435,575
37,700		Macerich Co	3,263,689
16,300	*	Mills Corp	326,000
132,800		Mission West Properties, Inc	1,739,680
5,600		Pennsylvania Real Estate Investment Trust	220,528
28,800	g,v*	People’s Choice Financial Corp	57,600
57,400		Prologis	3,488,198
4,300		PS Business Parks, Inc	304,053
43,200		Public Storage, Inc	4,212,000
44,600		Regency Centers Corp	3,486,382
79,000		Simon Property Group, Inc	8,001,910
26,000		SL Green Realty Corp	3,452,280
20,300		Strategic Hotels & Resorts, Inc	442,337
14,700		Sunstone Hotel Investors, Inc	392,931
55,500		Taubman Centers, Inc	2,822,730
27,000		United Dominion Realty Trust, Inc	858,330
16,000		U-Store-It Trust	328,800
44,300		Vornado Realty Trust	5,382,450

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	96,673,739

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY	VALUE

HOTELS AND OTHER LODGING PLACES - 1.68%
6,300		Hilton Hotels Corp	$219,870
24,600		Starwood Hotels & Resorts Worldwide, Inc	1,537,500

		TOTAL HOTELS AND OTHER LODGING PLACES	1,757,370

REAL ESTATE - 3.74%
40,000	g,v	Asset Capital Corp, Inc	312,800
78,892	*	Brookfield Properties Corp	3,102,822
14,100	*	MI Developments, Inc	503,371

		TOTAL REAL ESTATE	3,918,993

		TOTAL COMMON STOCKS (Cost $84,526,962)	103,720,187

		TOTAL PORTFOLIO - 99.06% (Cost $84,526,962)	103,720,187
		OTHER ASSETS & LIABILITIES, NET - 0.94%	984,990

		NET ASSETS - 100.00%	$104,705,177

*	Non-income producing

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2006, the value of these securities amounted to $1,029,917 or 0.98% of net assets.

v	Security valued at fair value.

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

STATEMENT OF INVESTMENTS

December 31, 2006

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

BONDS - 97.49%
CORPORATE BONDS - 42.47%
ASSET BACKED - 19.88%
$ 250,000		AmeriCredit Automobile Receivables Trust Series 2006-AF (Class A4)	5.640%	09/06/13	Aaa	$253,315
535,568		Bank of America Alternative Loan Trust Series 2004-7 (Class 2A1)	6.000	08/25/34	Aaa	535,402
824,068		Centex Home Equity Series 2002-A (Class AF6)	5.540	01/25/32	Aaa	821,194
400,000	i	Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	401,493
500,000	i	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	484,437
250,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	247,190
434,221	i	CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A3	432,130
250,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	03/01/30	Aaa	249,902
250,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	03/01/36	Aaa	250,698
1,000,000	g	Hertz Vehicle Financing LLC Series 2005-1A (Class A3)	5.010	02/25/11	Aaa	994,025
1,000,000		Household Automotive Trust Series 2006-3 (Class A4)	5.340	09/17/13	Aaa	1,007,558
275,397	g	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	274,878
125,086	g,v	Long Beach Asset Holdings Corp Series 2006-6 (Class N1)	6.072	09/25/46	NR	122,585
268,065	g	Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	271,257
936,479	g	Marriott Vacation Club Owner Trust Series 2006-2A (Class A)	5.362	10/20/28	Aaa	935,953
169,909	g,v	New York City Tax Lien Series 2006-AA (Class A)	5.930	07/01/36	Aaa	170,839
250,000	i	Renaissance Home Equity Loan Trust Series 2006-3 (Class AF3)	5.586	11/25/36	Aaa	249,806
100,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	100,471
250,000	v	Residential Funding Mortgage Securities II, Inc Series 2006-HI5 (Class A2)	5.520	04/25/21	Aaa	250,039
1,000,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	998,925
368,309	g,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	371,420
1,000,000	g,v	Sonic Capital LLC Series 2006-1A (Class A2)	5.096	12/20/31	Aaa	991,523
419,999	g,p	TRAINS	5.940	01/25/07	A3	420,008
2,880,000	g,p	TRAINS	6.962	01/15/12	A3	3,031,891
400,000	g,v	Wachovia Amortization Controlled Heloc NIM Series 2006-N1 (Class N1)	5.683	08/12/47	A3	397,438

		TOTAL ASSET BACKED				14,264,377

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.14%
100,000		Home Depot, Inc	5.400	03/01/16	Aa3	97,773

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				97,773

CHEMICALS AND ALLIED PRODUCTS - 0.48%
150,000		Abbott Laboratories	5.600	05/15/11	A1	152,123

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

100,000		Lubrizol Corp	5.500%	10/01/14	Baa3	$97,505
100,000		Procter & Gamble Co	4.950	08/15/14	Aa3	97,735

		TOTAL CHEMICALS AND ALLIED PRODUCTS				347,363

COMMUNICATIONS - 1.99%
100,000		AT&T, Inc	6.150	09/15/34	A2	98,169
100,000		BellSouth Corp	6.875	10/15/31	A2	105,344
100,000		Comcast Corp	5.875	02/15/18	Baa2	98,726
100,000		Comcast Corp	6.500	11/15/35	Baa2	100,517
50,000	g	COX Communications, Inc	5.875	12/01/16	Baa3	49,645
100,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	122,735
100,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa1	129,594
100,000		Sprint Capital Corp	8.750	03/15/32	Baa3	120,439
100,000		Sprint Nextel Corp	6.000	12/01/16	Baa3	97,555
100,000		Verizon Global Funding Corp	7.375	09/01/12	A3	109,397
100,000		Verizon Global Funding Corp	5.850	09/15/35	A3	95,586
200,000		Viacom, Inc	5.750	04/30/11	Baa3	199,968
100,000		Vodafone Group plc	6.250	11/30/32	A3	99,872

		TOTAL COMMUNICATIONS				1,427,547

DEPOSITORY INSTITUTIONS - 2.40%
100,000		Bank of America Corp	5.750	08/15/16	Aa3	102,109
100,000	g	Bank of America Corp	5.420	03/15/17	Aa3	98,995
100,000		Bank of America NA	6.000	10/15/36	Aa2	102,964
100,000		Bank One Corp	5.250	01/30/13	A1	99,307
225,000		Citigroup, Inc	5.125	05/05/14	Aa1	222,288
200,000		Citigroup, Inc	5.850	12/11/34	Aa1	203,330
100,000		FIA Card Services NA	4.625	08/03/09	Aa1	98,696
250,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	243,990
150,000		Union Bank of California NA	5.950	05/11/16	A2	153,726
100,000		US Bank NA	5.700	12/15/08	Aa2	100,749
100,000		Wachovia Corp	5.250	08/01/14	A1	98,680
100,000		Wells Fargo & Co	4.875	01/12/11	Aa1	98,931
100,000		Wells Fargo Bank NA	4.750	02/09/15	Aa1	95,620

		TOTAL DEPOSITORY INSTITUTIONS				1,719,385

ELECTRIC, GAS, AND SANITARY SERVICES - 0.91%
100,000		Atmos Energy Corp	4.000	10/15/09	Baa3	96,119
100,000		FirstEnergy Corp	6.450	11/15/11	Baa3	104,213
100,000		Florida Power & Light Co	4.850	02/01/13	Aa3	97,761
50,000		Northern States Power Co	6.250	06/01/36	A2	53,454
103,000		Progress Energy, Inc	7.100	03/01/11	Baa2	109,833
100,000		Southern California Edison Co	5.350	07/15/35	A2	93,236
100,000		Virginia Electric and Power Co	4.750	03/01/13	Baa1	96,144

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				650,760

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.14%
100,000		Cisco Systems, Inc	5.250	02/22/11	A1	100,244

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				100,244

FOOD AND KINDRED PRODUCTS - 0.36%
100,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	93,076
62,000		ConAgra Foods, Inc	6.750	09/15/11	Baa2	65,637
98,000	g	ConAgra Foods, Inc	5.819	06/15/17	Baa2	98,340

		TOTAL FOOD AND KINDRED PRODUCTS				257,053

GENERAL BUILDING CONTRACTORS - 0.13%
100,000		Centex Corp	5.250	06/15/15	Baa2	94,735

		TOTAL GENERAL BUILDING CONTRACTORS				94,735

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

GENERAL MERCHANDISE STORES - 0.59%
220,000		Sears Roebuck Acceptance	6.750%	08/15/11	Ba2	$222,708
100,000		Target Corp	5.875	07/15/16	A1	103,245
100,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	96,153

		TOTAL GENERAL MERCHANDISE STORES				422,106

HEALTH SERVICES - 0.14%
100,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	98,417

		TOTAL HEALTH SERVICES				98,417

HOLDING AND OTHER INVESTMENT OFFICES - 0.14%
100,000		iStar Financial, Inc	5.700	03/01/14	Baa2	99,095

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				99,095

INSTRUMENTS AND RELATED PRODUCTS - 0.13%
100,000		Medtronic, Inc	4.750	09/15/15	A1	94,831

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				94,831

INSURANCE CARRIERS - 0.56%
100,000		American International Group, Inc	5.050	10/01/15	Aa2	97,548
100,000		Metlife, Inc	5.000	06/15/15	A2	96,887
100,000		Travelers Property Casualty Corp	6.375	03/15/33	A3	105,739
100,000		WellPoint, Inc	5.000	01/15/11	Baa1	98,770

		TOTAL INSURANCE CARRIERS				398,944

METAL MINING - 0.26%
100,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	94,793
100,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	95,067

		TOTAL METAL MINING				189,860

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.14%
100,000	g	Controladora Mabe S.A. C.V.	6.500	12/15/15	NR	100,682

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				100,682

MOTION PICTURES - 0.42%
100,000		Historic TW, Inc	6.625	05/15/29	Baa2	100,753
100,000		News America, Inc	5.300	12/15/14	Baa2	98,254
100,000		Walt Disney Co	5.700	07/15/11	A3	101,585

		TOTAL MOTION PICTURES				300,592

NONDEPOSITORY INSTITUTIONS - 2.88%
200,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	192,557
148,000	g	Ford Motor Credit Co	9.750	09/15/10	B1	157,444
100,000		Ford Motor Credit Co	9.875	08/10/11	B1	106,953
500,000		General Electric Capital Corp	6.000	06/15/12	Aaa	517,531
100,000		HSBC Finance Corp	5.250	01/14/11	Aa3	99,991
250,000		HSBC Finance Corp	5.700	06/01/11	Aa3	254,254
200,000		HSBC Finance Corp	5.500	01/19/16	Aa3	200,924
100,000		John Deere Capital Corp	7.000	03/15/12	A3	107,146
100,000		MBNA Corp	6.125	03/01/13	Aa2	104,047
100,000		Residential Capital Corp	6.125	11/21/08	Baa3	100,478
125,000		Residential Capital Corp	6.500	04/17/13	Baa3	126,888
100,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	96,331

		TOTAL NONDEPOSITORY INSTITUTIONS				2,064,544

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

OIL AND GAS EXTRACTION - 0.66%
100,000		Baker Hughes, Inc	6.875%	01/15/29	A2	$110,493
50,000		BJ Services Co	5.750	06/01/11	Baa1	50,400
100,000		Burlington Resources Finance Co	7.200	08/15/31	A2	117,349
100,000		Petro-Canada	5.950	05/15/35	Baa2	94,767
100,000		XTO Energy, Inc	6.250	04/15/13	Baa2	103,106

		TOTAL OIL AND GAS EXTRACTION				476,115

OTHER MORTGAGE BACKED SECURITIES - 7.38%
25,000	i	Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.181	09/10/47	Aaa	24,749
181,690		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	182,390
90,000	i	Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.458	12/11/40	Aaa	90,901
100,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-PW11 (Class A4)	5.458	03/11/39	NR	101,550
175,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW13 (Class A4)	5.540	09/11/41	NR	177,529
150,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.467	04/12/38	Aaa	152,731
75,000		Bear Stearns Commercial Mortgage Securities Series 2006-T24 (Class A4)	5.537	10/12/41	Aaa	76,051
500,000		Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3)	5.706	07/25/36	Aaa	500,854
100,000		Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3 (Class A5)	5.617	10/15/48	Aaa	101,871
50,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	48,333
265,722		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	263,657
100,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C1 (Class A4)	5.556	02/15/39	NR	101,607
50,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C2 (Class A3)	5.659	03/15/39	Aaa	51,328
100,000		Credit Suisse Mortgage Capital Certificates Series 2006-C4 (Class A3)	5.467	09/15/39	Aaa	100,770
250,000		Credit Suisse Mortgage Capital Certificates Series 2006-C5 (Class A3)	5.311	12/15/39	Aaa	248,954
140,217		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	NR	139,782
50,000		GS Mortgage Securities Corp II Series 2006-GG8 (Class A4)	5.560	11/10/39	Aaa	50,784
750,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	754,554
500,000	d,i	Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ)	4.922	10/12/41	A	484,738
55,000	i	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	54,788
75,000	i	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.660	05/12/39	NR	77,180
75,000	i	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 (Class A4)	5.435	02/12/39	NR	75,901
200,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	197,702
100,000	i	Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.468	03/12/44	Aaa	101,411
102,000		Morgan Stanley Capital I Series 2006-HQ9 (Class A4)	5.731	07/12/44	NR	104,842
50,000	i	Morgan Stanley Capital I Series 2006-IQ11 (Class AJ)	5.779	10/15/42	NR	51,319
50,000	i	Morgan Stanley Capital I Series 2006-T21 (Class AJ)	5.273	10/12/52	Aaa	49,600
100,000	i	Morgan Stanley Capital I Series 2006-T23 (Class A4)	5.810	08/12/41	NR	104,099

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

772,307		Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000%	01/25/20	Aaa	$762,153
61,813		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	60,307

		TOTAL OTHER MORTGAGE BACKED SECURITIES				5,292,435

PAPER AND ALLIED PRODUCTS - 0.13%
100,000		Bemis Co	4.875	04/01/12	Baa1	97,156

		TOTAL PAPER AND ALLIED PRODUCTS				97,156

PETROLEUM AND COAL PRODUCTS - 0.14%
100,000		ConocoPhillips	5.900	10/15/32	A1	101,865

		TOTAL PETROLEUM AND COAL PRODUCTS				101,865

PIPELINES, EXCEPT NATURAL GAS - 0.27%
100,000		Enterprise Products Operating LP	4.000	10/15/07	Baa3	98,777
100,000		TransCanada Corp	5.850	03/15/36	A2	97,270

		TOTAL PIPELINES, EXCEPT NATURAL GAS				196,047

RAILROAD TRANSPORTATION - 0.07%
50,000		Canadian National Railway Co	6.200	06/01/36	A3	52,954

		TOTAL RAILROAD TRANSPORTATION				52,954

SECURITY AND COMMODITY BROKERS - 1.42%
100,000		Credit Suisse USA, Inc	5.500	08/16/11	Aa3	101,001
100,000		Goldman Sachs Group, Inc	5.000	01/15/11	Aa3	99,128
100,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	100,156
100,000		Goldman Sachs Group, Inc	5.950	01/15/27	A1	98,822
100,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	104,188
100,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	105,744
100,000		Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	100,176
100,000		Merrill Lynch & Co, Inc	5.770	07/25/11	Aa3	102,075
100,000		Merrill Lynch & Co, Inc	6.220	09/15/26	A1	103,103
100,000		Morgan Stanley	5.750	10/18/16	Aa3	101,606

		TOTAL SECURITY AND COMMODITY BROKERS				1,015,999

TRANSPORTATION BY AIR - 0.07%
50,000		FedEx Corp	5.500	08/15/09	Baa2	50,035

		TOTAL TRANSPORTATION BY AIR				50,035

TRANSPORTATION EQUIPMENT - 0.50%
100,000	g	BAE Systems Holdings, Inc	6.400	12/15/11	Baa2	103,411
100,000		Boeing Co	6.125	02/15/33	A2	108,025
100,000		General Dynamics Corp	3.000	05/15/08	A2	96,991
50,000		United Technologies Corp	6.050	06/01/36	A2	52,779

		TOTAL TRANSPORTATION EQUIPMENT				361,206

WHOLESALE TRADE-DURABLE GOODS - 0.14%
100,000		Vale Overseas Ltd	6.875	11/21/36	Baa3	102,243

		TOTAL WHOLESALE TRADE-DURABLE GOODS				102,243

		TOTAL CORPORATE BONDS (Cost - $30,746,292)				30,474,363

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

GOVERNMENT BONDS - 55.02%
AGENCY SECURITIES - 11.29%
486,506		Cal Dive International, Inc	4.930%	02/01/27	NR	$467,528
100,000		Federal National Mortgage Association (FNMA)	4.625	12/15/09	Aaa	99,176
200,000		FNMA	4.125	01/30/12	Aaa	190,967
1,000,000		FNMA	5.250	08/01/12	Aa2	1,006,349
340,000		FNMA	6.210	08/06/38	Aaa	393,732
550,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	536,476
550,000		FFCB	4.125	04/15/09	Aaa	540,151
100,000		FFCB	5.375	07/18/11	Aaa	101,710
1,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.875	03/21/11	Aa2	1,030,554
1,250,000		FHLMC	6.250	03/05/12	Aa2	1,251,742
200,000		FHLMC	5.750	06/27/16	Aa2	208,279
1,500,000		FHLMC	5.125	10/18/16	Aaa	1,513,472
200,000		Private Export Funding Corp	4.550	05/15/15	Aaa	192,865
175,000		Private Export Funding Corp	5.000	12/15/16	Aaa	174,730
406,250		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	391,337

		TOTAL AGENCY SECURITIES				8,099,068

FOREIGN GOVERNMENT BONDS - 4.94%
250,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	248,275
100,000		China Development Bank	5.000	10/15/15	A2	97,195
100,000		Development Bank of Japan	4.250	06/09/15	Aaa	93,937
100,000		Eksportfinans A/S	5.125	10/26/11	Aaa	100,429
150,000		Eksportfinans A/S	5.500	05/25/16	Aaa	154,381
100,000		European Investment Bank	4.875	02/15/36	Aaa	95,153
250,000	g	Federal Republic of Germany	3.875	06/01/10	Aaa	242,622
100,000		Israel Government International Bond	5.500	11/09/16	A2	99,361
100,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	101,145
100,000		Landwirtschaftliche Rentenbank	5.000	11/08/16	Aaa	99,653
100,000		Mexico Government International Bond	5.625	01/15/17	Baa1	99,928
100,000		Mexico Government International Bond	6.750	09/27/34	Baa1	108,142
250,000		Nederlandse Waterschapsbank NV	4.750	11/28/08	Aaa	247,966
1,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa1	983,721
100,000		Province of Ontario	4.750	01/19/16	Aa1	97,526
100,000		Province of Quebec Canada	5.125	11/14/16	Aa2	99,693
500,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa1	574,307

		TOTAL FOREIGN GOVERNMENT BONDS				3,543,434

MORTGAGE BACKED SECURITIES - 28.93%
429,363		Federal National Mortgage Association (FNMA)	6.366	12/01/08		429,462
41,403		FNMA	5.000	06/01/13		41,217
1,875,926		FNMA	4.552	01/01/15		1,810,064
340,414		FNMA	6.000	02/01/18		345,263
163,319		FNMA	5.500	04/01/18		163,631
128,023		FNMA	5.500	05/01/18		128,268
150,000		FNMA	4.000	02/25/19		135,259
193,419		FNMA	4.500	03/01/19		186,817
412,484		FNMA	5.500	07/01/20		412,781
312,670		FNMA	4.500	12/01/20		301,664
286,760		FNMA	5.500	02/01/24		285,387
670,247		FNMA	5.500	07/01/24		666,678
24,392		FNMA	5.500	09/01/24		24,263
270,767		FNMA	5.500	07/01/33		268,007
637,688		FNMA	5.500	07/01/33		631,188
999,195		FNMA	5.500	07/01/33		989,010
379,516		FNMA	4.500	08/01/33		356,559
485,750		FNMA	4.500	09/01/33		456,673
736,608		FNMA	6.000	10/01/33		742,819

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	RATING+	VALUE

341,410		FNMA	5.000%	11/01/33		$330,256
1,750,616		FNMA	5.500	11/01/33		1,732,770
753,722	d	FNMA	5.000	03/01/34		729,098
1,352,213	d	FNMA	5.000	03/01/34		1,308,035
205,374		FNMA	5.500	04/01/34		203,172
94,822		FNMA	6.500	02/01/35		96,701
1,397,616		FNMA	5.000	02/25/35		1,374,798
358,868		FNMA	5.500	04/01/35		355,021
85,116		FNMA	7.500	06/01/35		88,194
151,719		FNMA	5.500	07/01/35		149,987
64,889		FNMA	7.500	07/01/35		67,236
518,793		FNMA	5.500	09/01/35		513,505
112,352		FNMA	6.500	01/01/36		114,494
203,322		FNMA	7.000	01/01/36		207,732
232,530		FNMA	6.500	04/01/36		236,915
276,483		FNMA	6.500	04/01/36		281,696
387,251		FNMA	6.000	06/01/36		389,873
289,447		FNMA	6.000	08/01/36		290,026
150,000		FNMA	6.500	12/01/36		152,034
488,653		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	02/01/19		480,627
344,185		FGLMC	4.500	07/01/20		331,769
468,224		FGLMC	5.000	07/01/33		452,580
348,670		FGLMC	5.000	11/01/33		337,021
652,145	d	FGLMC	6.000	11/01/33		658,062
396,824	v	FGLMC	5.500	03/01/36		390,996
94,796		FGLMC	6.500	05/01/36		96,555
106,045	v	FGLMC	6.500	12/01/36		107,636
465,490		Government National Mortgage Association (GNMA)	5.500	07/20/33		462,626
97,653		GNMA	5.000	03/15/34		95,036
360,929		GNMA	5.000	06/15/34		351,257

		TOTAL MORTGAGE BACKED SECURITIES				20,760,718

U.S. TREASURY SECURITIES - 9.86%
191,089	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/07		190,820
307,675	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09		316,207
750,000		United States Treasury Note	4.875	04/30/08		749,363
500,000		United States Treasury Note	2.625	05/15/08		485,125
500,000		United States Treasury Note	4.625	09/30/08		498,180
600,000		United States Treasury Note	3.625	05/15/13		565,500
585,000		United States Treasury Note	4.625	11/15/16		581,344
2,784,000		United States Treasury Bond	8.000	11/15/21		3,690,582

		TOTAL U.S. TREASURY SECURITIES				7,077,121

		TOTAL GOVERNMENT BONDS (Cost - $40,049,687)				39,480,341

		TOTAL BONDS (Cost - $70,795,979)				69,954,704

TIAA-CREF LIFE FUNDS - Bond Fund

SHARES	COMPANY			VALUE
PREFERRED STOCKS - 0.14%

DEPOSITORY INSTITUTIONS - 0.14%
4,000	Bank of America Corp			$103,600

	TOTAL DEPOSITORY INSTITUTIONS			103,600

	TOTAL PREFERRED STOCKS (Cost - $100,000)			103,600

PRINCIPAL	ISSUER
SHORT TERM INVESTMENTS - 2.92%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.92%
2,100,000	Federal Home Loan Banks (FHLB)	4.800	01/02/07	2,098,868

	TOTAL SHORT TERM INVESTMENTS (Cost - $2,099,720)			2,098,868

	TOTAL PORTFOLIO - 100.55% (Cost - $72,995,699)			72,157,172
	OTHER ASSETS & LIABILITIES, NET - (0.55)%			(396,319)

	NET ASSETS - 100.00%			$71,760,853

+	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2006, the value of these securities amounted to $8,928,024 or 12.44% of net assets.

i	Floating rate or variable rate securities reflects the rate at December 31, 2006.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

p	“TRAINS” are a service mark of Lehman Brothers, Inc.

v	Security valued at fair value.

ABBREVIATION:

NR - Not Rated

TRAINS – Targeted Return Index Securities

TIAA CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

STATEMENT OF INVESTMENTS

December 31, 2006

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 98.29%
CERTIFICATES OF DEPOSIT - 6.38%
$1,200,000		Abbey National plc	5.300%	02/06/07	$1,200,012
835,000		American Express Centurion Bank	5.290	01/08/07	835,002
1,025,000		Deutsche Bank	5.290	01/09/07	1,025,002
380,000		Lloyds Bank plc	5.305	01/31/07	380,002

		TOTAL CERTIFICATES OF DEPOSIT			3,440,018

COMMERCIAL PAPER - 78.87%
1,130,000	c	Abbott Laboratories	5.230	02/08/07	1,123,762
465,000		American Honda Finance Corp	5.240	01/22/07	463,587
800,000		American Honda Finance Corp	5.230	02/23/07	793,840
500,000		Barclays U.S. Funding Corp	5.240	03/05/07	495,415
1,286,000		Becton Dickinson & Co	5.230	01/22/07	1,282,077
1,300,000	c	Beta Finance, Inc	5.255	02/15/07	1,291,461
1,234,000	c	BMW US Capital Corp	5.240	02/09/07	1,226,995
1,300,000		Calyon North America, Inc	5.250	02/08/07	1,292,796
1,000,000		Caterpillar Financial Services Corp	5.225	03/19/07	988,835
1,300,000	c	CC (USA), Inc	5.250	01/18/07	1,296,775
935,000	c	Ciesco LP	5.250	01/23/07	932,000
350,000	c	Ciesco LP	5.260	02/14/07	347,750
700,000		Citigroup Funding, Inc	5.260	02/02/07	696,727
1,240,000	c	Corporate Asset Funding Corp, Inc	5.250	01/17/07	1,237,107
350,000	c	Danske Corp	5.255	01/18/07	349,131
1,300,000	c	Dorada Finance, Inc	5.260	01/29/07	1,294,712
1,155,000	c	Edison Asset Securitization LLC	5.240	02/26/07	1,145,585
750,000	c	Fairway Finance Corp	5.260	01/17/07	748,250
500,000		General Electric Capital Corp	5.230	01/03/07	499,855
650,000		General Electric Capital Corp	5.220	03/16/07	643,025
800,000		Goldman Sachs Group LP	5.280	01/25/07	797,184
300,000	c	Govco, Inc	5.250	01/29/07	298,775
1,000,000	c	Govco, Inc	5.250	02/20/07	992,708
850,000		Greenwich Capital Holdings, Inc	5.290	01/02/07	849,875
500,000	c	Greyhawk Funding LLC	5.260	01/23/07	498,393
750,000	c	Greyhawk Funding LLC	5.225	01/26/07	747,279
440,000	c	Harley-Davidson Funding Corp	5.210	01/12/07	439,300
300,000	c	Harley-Davidson Funding Corp	5.215	02/21/07	297,784
500,000	c	Harley-Davidson Funding Corp	5.220	03/05/07	495,432
1,000,000	c	Harrier Finance Funding LLC	5.205	04/03/07	986,810
500,000		HSBC Finance Corp	5.230	02/27/07	495,860
630,000		HSBC Finance Corp	5.230	03/08/07	623,959
670,000	c	IBM Capital, Inc	5.220	03/16/07	662,811
620,000		ING Finance	5.270	03/08/07	614,010
1,300,000	c	Kitty Hawk Funding Corp	5.250	03/30/07	1,283,317
1,000,000	c	Links Finance LLC	5.255	01/16/07	997,834
1,300,000		Morgan Stanley Dean Witter	5.240	02/13/07	1,291,860
1,295,000	c	Nestle Capital Corp	5.210	01/26/07	1,290,313
1,010,000		Paccar Financial Corp	5.220	03/01/07	1,001,359
300,000		Paccar Financial Corp	5.210	03/12/07	296,961
700,000	c	Private Export Funding Corp	5.220	03/21/07	691,981
600,000	c	Procter & Gamble International S.C.A.	5.230	01/11/07	599,128
1,300,000	c	Ranger Funding Co LLC	5.260	02/27/07	1,289,173
435,000		Royal Bank of Scotland plc	5.240	01/24/07	433,544
387,000	c	Scaldis Capital LLC	5.225	01/31/07	385,315
355,000	c	Shell International Finance B.V.	5.240	01/04/07	354,845

TIAA CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

500,000	c	Sigma Finance, Inc	5.250%	01/29/07	$497,958
300,000		Societe Generale North America, Inc	5.245	01/19/07	299,213
225,000		Societe Generale North America, Inc	5.270	03/08/07	222,826
200,000		Swedish Export Credit Corp	5.225	01/05/07	199,884
300,000		Toyota Motor Credit Corp	5.230	02/21/07	297,777
1,000,000		Toyota Motor Credit Corp	5.230	02/22/07	992,446
765,000		UBS Finance, (Delaware), Inc	5.255	01/02/07	764,888
424,000		UBS Finance, (Delaware), Inc	5.245	02/08/07	421,653
1,190,000	c	Variable Funding Capital Corp	5.250	02/06/07	1,183,752
764,000	c	Yorktown Capital LLC	5.250	03/06/07	756,869

		TOTAL COMMERCIAL PAPER			42,502,761

U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 8.96%
815,000		Federal Home Loan Bank (FHLB)	5.200	01/19/07	812,885
130,000		Federal Home Loan Mortgage Corp (FHLMC)	5.170	01/09/07	129,850
375,000		FHLMC	5.150	03/09/07	371,406
830,000		FHLMC	5.100	04/09/07	818,477
385,000		Federal National Mortgage Association (FNMA)	5.185	01/24/07	383,728
2,330,000		FNMA	5.130	02/28/07	2,310,761

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES			4,827,107

VARIABLE NOTES - 4.08%
1,200,000		PNC Bank NA	5.295	01/02/08	1,199,699
1,000,000		US Bank NA	5.320	11/30/07	1,000,041

		TOTAL VARIABLE NOTES			2,199,740

		TOTAL SHORT TERM INVESTMENTS (Cost $52,969,626)			52,969,626

		TOTAL PORTFOLIO - 98.29% (Cost $52,969,626)			52,969,626
		OTHER ASSETS & LIABILITIES, NET - 1.71%			924,135

		NET ASSETS - 100.00%			$53,893,761

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for the reporting period covered by this report.

(b) Changes in internal controls. There were no changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics (EX-99.CODE.ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Date: February 28, 2007	By:	/S/ SCOTT C. EVANS
Scott C. Evans President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2007	By:	/S/ SCOTT C. EVANS
Scott C. Evans President (principal executive officer)

Date: February 28, 2007	By:	/S/ PHILLIP G. GOFF
Phillip G. Goff Treasurer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1)	Copy of current SOX code of ethics (EX-99.CODE.ETH)

12(a)(2)(i)	Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii)	Section 302 certification of the principal financial officer (EX-99.CERT)

12(b)	Section 906 certification (EX-99.906CERT)